EXHIBIT 10.137

 [*] Indicates that the confidential portion has been omitted from this filed exhibit and filed separately with the Securities and Exchange Commission

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT FOR

THE LUNA ENERGY FACILITY

BY AND AMONG

PHELPS DODGE ENERGY SERVICES, LLC

PNMR DEVELOPMENT AND MANAGEMENT CORPORATION,

TUCSON ELECTRIC POWER COMPANY,

AND

FLUOR ENTERPRISES, INC.

DATED AS OF FEBRUARY 24, 2005

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

ARTICLE 5     CHANGES IN THE WORK   24

-iv-

(continued)

-v-

(continued)

-vi-

(continued)

18.15.. Liability of Owner Parties....................................................................................... 55

-vii-

LIST OF EXHIBITS

A.        Scope of Work

B.         Work Progress Schedule

C.        Rate Schedule

D.        Form of Change Order

E.         (1) Form of Partial Lien Waivers and Release,

            (2) Form of Final Lien Waiver and Release

F.         (1) Form of Substantial Completion Certificate

            (2) Form of Final Completion Certificate

G.        Target Performance Criteria

H.        List of Major Subcontracts and Subcontractors

I.          Permits

J.          Owner's Drug and Alcohol Policy

K.        Procedure for Assessment of Existing Work

L.         Owner-Furnished Property

M.        Plant Site and Site Descriptions

N.        Target Cash Flow Budget

O.        Form of Performance Security

P.         Form of Monthly Progress Report

Q.        Key Personnel

R.         Target Price Summary

i

 ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

THIS ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT (this "Agreement") effective the 24th day of February 2005 ("Effective Date"), is by and among FLUOR ENTERPRISES, INC. a California corporation (hereinafter referred to as the "Contractor") and PHELPS DODGE ENERGY SERVICES, LLC, a Delaware limited liability company, PNMR DEVELOPMENT AND MANAGEMENT CORPORATION, a New Mexico corporation, and TUCSON ELECTRIC POWER COMPANY, an Arizona corporation (hereinafter collectively referred to as "Owner").  Contractor and Owner may be referred to collectively as the "Parties" or individually as a "Party".

RECITALS

WHEREAS, Contractor has represented to Owner that it is specifically qualified to perform engineering, procurement, construction, testing, start-up and commissioning services of the nature contemplated by this Agreement; and

WHEREAS, Owner desires to engage Contractor to perform engineering, procurement,  construction, testing, start-up, and commissioning services related to the partially-constructed Luna Energy Facility, a nominal 570 MW gas-fired combined cycle power plant to be completed in Deming, New Mexico, and Contractor desires to perform such services for Owner;

NOW THEREFORE, in consideration of the mutual terms, covenants and conditions set forth in this Agreement, Contractor and Owner agree as follows:

ARTICLE 1
DEFINITIONS

In addition to other defined terms contained in this Agreement, the following terms shall have the meaning specified below in this Article.

1.1              "Affiliate".   of a Party means any other entity directly or indirectly controlling or controlled by or under direct or indirect common control with such Party.  For the purposes of this definition, control means the power to direct the management or policies directly or indirectly whether through the ownership of voting securities or otherwise.

1.2              "Applicable Codes and Standards".   shall mean the codes, standards or requirements set forth in Exhibit A applicable to the Work.

1.3              "Applicable Law".   shall mean any law, including but not limited to Environmental Laws, statute, code, order, decree, injunction, license, permit, consent, approval, agreement or regulation of any federal, state, tribal or local government, department, court, office, agency, board or commission having jurisdiction over a Party or any portion of the Work

1.4              "Business Day".   means a day other than Saturday, Sunday, or a day on which banks are authorized to close in New Mexico, Texas or Arizona.

1.5              "Change Order".   means a written instrument, in substantially the form attached hereto as Exhibit D, signed by Owner and Contractor in accordance with Article 5.

1.6              "Contamination".   means any Hazardous Material present at the Site or which has been brought to the Site by a party other than Contractor or its Subcontractors.

1.7              "Contract Completion Date".   means May 1, 2006, as may be adjusted pursuant to the Agreement.

1.8              "Contract Documents".   means this Agreement plus all attachments, exhibits, specifications, schedules, and drawings and any Change Orders or amendments thereto.

1.9              "Contract Sum".   is the sum through the applicable True-Up Date of the actual amounts for (a) Reimbursable Costs paid by Owner that are chargeable against the Target Price plus (b) other amounts incurred or paid by Owner in accordance with this Agreement that are chargeable against the Target Price.

1.10          "Contractor's Project Director" or "Project Director".   shall be the person identified in Article 7.2.

1.11          "D/FD Engineering Services".   shall have the meaning set forth in Article 6.2.

1.12          "Disclosing Party".   shall mean the Party disclosing information in Article 16.2.

1.13          "Engineering Services".   shall have the meaning set forth in Article 6.2.

1.14          "Environmental Laws".   mean all federal, state and local laws, rules, regulations and ordinances governing, regulating or relating to public health, pollution, or the protection of the environment, including, but not limited to, the laws and regulations promulgated pursuant to:  the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., as amended, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. § 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. § 9601 et seq., as amended, the Federal Water Pollution Control Act, 33 U.S.C. § 1251, et seq., as amended, the Clean Air Act, 42 U.S.C. § 7401 et seq., as amended, the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., as amended, the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq., as amended, the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., as amended, the National Environmental Policy Act, 42 U.S.C. § 4321 et seq., as amended, and the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq., as amended, the New Mexico Water Quality Act, §74-6-1 et seq., as amended, the New Mexico Air Quality Act, § 74-2-1 et seq., as amended, the New Mexico Hazardous Waste Act, §74-4-1, et seq., as amended, the New Mexico Solid Waste Act, §74-9-1, et seq., as amended, the New Mexico Ground Water Protection Act, § 74-6B-1, et seq., as amended, and the New Mexico Hazardous Chemicals Information Act, §74-4D-1, et seq., as amended, together with all applicable similar and related federal, state and local laws, rules, regulations and ordinances, as may be amended from time to time.

1.15          "Existing Work".   shall mean those portions of the Facility constructed and existing as of the Effective Date together with Owner-Furnished Property.

1.16          "Facility".   means the combined cycle power plant known as Luna Energy Facility, in Deming, New Mexico, including without limitation all equipment, materials, fuel and water supply systems, discharge equipment and all other ancillary equipment located at the Site.

1.17          "Facility CPM Schedule".   shall have the meaning set forth in Article 3.2.2.

1.18          "Fee".   shall have the meaning set forth in Article 4.3.

1.19          "Final Completion".   shall have the meaning set forth in Article 10.5.1.

1.20          "Fully Dispatchable Facility".   shall mean a reliable power generation facility capable of starting and operating in accordance with manufacturers' recommendations, Applicable Law and generally accepted operating practices without excessive trips or significant periods of downtime and as further described in Exhibit A.

1.21          "Good Engineering and Construction Practices" or "GECP".   shall mean that degree of skill and judgment and the utilization of practices, methods, and techniques and standards that (a) are generally expected of skilled and experienced engineering and construction firms in the electric power industry in the United States of America and commonly used by such firms to design, engineer, construct, commission, and test power and related facilities similar to the Facility and (b) conform in all material respects to the recommendations and guidelines of the suppliers and manufacturers of the equipment comprising the Facility, taking into account such equipment's size, service and type, so that such equipment may be operated in compliance with any applicable warranty, in compliance with Applicable Laws, and in a manner that consistent with preserving the reliability and availability of the Facility under the operating conditions reasonably expected at the Site.

1.22          "Hazardous Materials".   mean any hazardous, toxic, or polluting substance, material or waste as defined or regulated under any Applicable Law and other substances, materials or wastes that, even if not so defined or regulated, reasonably could be anticipated to pose a hazard to human health and safety or to the environment.

1.23          "Key Personnel".   shall mean those Contractor positions identified in Article 2.21.

1.24          "Major Subcontracts".   means all of the contracts between Contractor and Major Subcontractors.

1.25          "Major Subcontractors".   means those Subcontracts set forth in Exhibit H and any other Subcontractor with a scope of work, whether through one contract or several contracts, having consideration due to such Subcontractor equal to or greater than $1,000,000.

1.26          "Mechanical Completion".   shall have the meaning set forth in Article 10.1.

1.27          "Notice to Proceed".   means that notice issued by Owner in accordance with Article 3.1.

1.28          "Owner Event of Default".   shall have the meaning set forth in Article 11.7.

1.29          "Owner-Furnished Property".   means that certain property, real and personal, owned, leased or otherwise controlled by the Owner associated with the Existing Work and the Facility and furnished to Contractor pursuant to Article 2.24.2, including, but not limited to, those items described in Exhibit L, which are intended to be all of the materials and equipment necessary for the Facility except as identified in Attachment 1 to Exhibit L.

1.30          "Owner", "Owner Party" or "Owner Parties".   means , PNMR Development and Management Corporation, Tucson Electric Power Company and Phelps Dodge Energy Services, LLC, individually or collectively, as the context requires, including their respective successors and permitted assigns.

1.31          "Owner's Project Manager".   means the person identified pursuant to Article 7.1.

1.32          "Overrun".   shall have the meaning set forth in Article 4.4.2.

1.33          "Performance Security".   means a guaranty from Fluor Corporation in the form set forth in Exhibit O and provided by Contractor to Owner pursuant to Article 4.12.

1.34          "Performance Tests".   means those tests performed in accordance with Exhibit A.

1.35          "Plant Site".   means the location where the generating station is situated as more particularly described on Exhibit M.

1.36          "Punch List".   means a listing of all incomplete or deficient Work, identified by Owner or identified by Contractor as Punch List items.

1.37          "Rate Schedule".   means the schedule set forth in Exhibit C.

1.38          "Receiving Party".   shall have the meaning set forth in Article 16.2.

1.39          "Reimbursable Cost" or "Reimbursable Costs".   shall have the meaning set forth in Article 4.2.

1.40          "Services".   shall mean the engineering, procurement, construction, testing, start-up and commissioning services to be performed by Contractor in accordance with the Contract Documents, all as more particularly described in Exhibit A.

1.41          "Site".   means the Plant Site, all easements and rights-of-way, and all other real property associated with the Facility, which is more particularly described in Exhibit M.

1.42          "Subcontractors".   means any person with whom Contractor has entered into any subcontract, purchase order or other agreement for such person to perform any part of the Work or to provide any materials, equipment or supplies, including any person at any tier with whom any Subcontractor has further subcontracted any part of the Work.

1.43          "Substantial Completion".   shall have the meaning set forth in Article 10.3.1.

1.44          "Target Cash Flow Budget".   means the line item budget, by month, through Final Completion of the projected Reimbursable Costs included in the Target Price and the Fee paid to Contractor, which initial budget is attached as Exhibit N.

1.45          "Target Performance Criteria".   means those Facility characteristics described in Exhibit G.

1.46          "Target Price".   means $58,810,813.00, which includes the Reimbursable Costs required to complete the performance of the Work, including allowances of [*] for the water treatment facility in Deming, [*] for the gas pipeline, [*] for the well water and gathering systems, and [*] for the completion of the Chiller Installation, through the date twelve (12) months following the date of Substantial Completion, as adjusted by a Change Order.  These allowances are exclusive of gross receipts tax, escalation and G&A.  The Target Price does not include the Fee will shall be paid to Contractor, or gross receipts taxes which shall be reimbursed to Contractor.

1.47          "True-Up Date".   shall mean, as applicable, the date of Final Completion and the date twelve (12) months following the date of Substantial Completion.

1.48          "Uncontrollable Forces".   shall have the meaning set forth in Article 17.1.

1.49          "Underrun".   shall have the meaning set forth in Article 4.4.1.

1.50          "Warranty Period".   shall have the meaning set forth in Article 6.1.1.

1.51          "Work".   means the Services and all things to be designed, engineered, manufactured, furnished, executed, installed, tested, completed, made good or otherwise provided by Contractor in accordance with the Contract Documents, all as more particularly described by the descriptions contained in, Exhibit A.  Work excludes Existing Work, but shall include modifications, deletions, replacements and additions to Existing Work performed by Contractor pursuant to the terms and conditions of this Agreement.

1.52          "Work Progress Schedule".   means the timeline for completion of each principal category of the Work for achieving Substantial Completion of the Facility by the Contract Completion Date.  The Work Progress Schedule is attached hereto as Exhibit B.

ARTICLE 2
THE WORK AND OBLIGATIONS OF THE PARTIES

2.1              The Work.   Contractor agrees to perform the Work in accordance with the Scope of Work set forth in Exhibit A.  Contractor shall fully perform the Work in accordance with GECP, all Applicable Laws, all Applicable Codes and Standards, and all other terms and provisions of this Agreement, with the explicit understanding that the Work will result in a fully integrated and functional combined cycle facility.  Contractor shall design and construct the Facility so that it is capable of achieving the Target Performance Criteria; provided, however, such Target Performance Criteria are an estimate of the performance criteria to be achieved and Contractor does not guarantee that the Target Performance Criteria will be achieved.  Contractor acknowledges that pursuant to the foregoing obligation it shall carry out all of the supply and services required or that can be inferred reasonably from this Agreement even though not expressly mentioned herein so that the Work shall include any work that is necessary to satisfy the requirements of the Contract Documents, and to the extent not specifically addressed by the Contract Documents, in accordance with GECP.

2.2              Specific Obligations for the Work..   Without limiting the generality of Article 2.1, or the requirements of any other provision of this Agreement (including, but not limited to, Exhibit A), Contractor shall:

2.2.1               Protect from damage and properly store all equipment procured by Contractor or accepted by Contractor at the Site (including Owner-Furnished Property and any spare parts);

2.2.2               Provide construction, construction management (including the furnishing of all field supplies, tools, construction equipment, and all Site supervision and craft labor), engineering, procurement, inspection and quality control services required under this Agreement;

2.2.3               Coordinate all delivery schedules and performance obligations of all Subcontractors and other Owner vendors so that performance under such subcontracts and purchase orders, as the case may be, is enforced in accordance with the terms thereof and as required by this Agreement;

2.2.4               Perform shop and other inspections of the Work of Subcontractors as reasonably required to determine conformance with all of the requirements of this Agreement;

2.2.5               Comply with all Applicable Laws, including but not limited to state and federal occupational, safety and health laws and regulations;

2.2.6               Supply all initial lubrication fills for the Facility;

2.2.7               Perform all quality control and quality assurance activities (including witnessing tests) to confirm that the Work complies with this Agreement.

2.2.8               Perform the Work in accordance with the Work Progress Schedule;

2.2.9               Perform commissioning and start-up of the Facility, including the development of a detailed commissioning plan, that includes a commissioning matrix, the commissioning procedures, turnover packages, manpower requirements, technical direction and Owner interfaces; and

2.2.10           Provide a training program for the operations and maintenance personnel, which includes detailed training plan and applicable operating and maintenance procedures for the Facility.

2.3              Spare Parts..   Contractor shall provide Owner with a recommended spare parts list for the Facility within thirty (30) days following the Effective Date.  The spare parts list shall identify those spare parts that are recommended for operations and those that are recommended for testing, start-up and commissioning.  With respect to the latter, the spare parts list shall include the dates by which the recommended spare parts need to be purchased and available at the Site to support the Work Progress Schedule.  Although Owner shall be responsible for the costs to purchase, secure, and store any spare parts that Owner elects to acquire, Contractor shall purchase, on a timely basis (it being understood that Owner shall designate the spare parts to be purchased on a timely basis consistent with the Work Progress Schedule), such spare parts on behalf of Owner as Owner's agent and shall store and secure such spare parts until care, custody and control of the Facility is transferred to Owner pursuant to Article 2.13.  Subject to Owner's consent, which shall not be withheld unreasonably, Contractor may use any spare parts maintained on the Site by Owner.  The replacement cost of Owner supplied spare parts used by Contractor, unless replaced by an equipment supplier as a warranty replacement, shall be included in the Contract Sum and chargeable against the Target Price.

2.4              Contractor's Tools and Equipment..   Contractor shall furnish all tools and equipment necessary and appropriate for the timely and safe performance and completion of the Work.

2.5              Employment of Personnel.

2.5.1               Contractor shall not employ, or permit any Subcontractor to employ, in connection with its performance under this Agreement any unfit person or anyone not skilled in the Work assigned to such person.  Contractor agrees to promptly remove (or to require any Subcontractor to remove) from its services in connection with the Work any employee who is unfit or unskilled.  If Owner has any objection to the fitness or qualifications of any person retained by Contractor to perform the Work, Owner shall so notify Contractor in writing.  Upon receipt of such notice, Contractor shall investigate Owner's concerns and take appropriate action, which may include the reassignment or removal of such person.  Notwithstanding any other provisions in this Agreement to the contrary, Contractor shall provide workers skilled and specialized in the Work to which they are assigned.

2.5.2               Contractor, at Owner's request, shall perform security and background checks, as well as drug and alcohol tests, for the purpose of determining a worker's suitability for the assignment.

2.5.3               Owner reserves all rights to deny placement of any of Contractor's workers on Owner premises, property, equipment or projects at its sole discretion.  Such denial of placement of subject workers shall be conveyed subject to the provisions of Article 7.3 "Notices" and/or consistent with the normal custom between Owner and Contractor.

2.5.4               No Party shall, during the term of this Agreement or for a period of one hundred eighty (180) days thereafter, directly or indirectly for itself or on behalf of, or in conjunction with, any other person, partnership, corporation, business or organization, actively solicit the employment of an employee of the other with whom that Party or its personnel have had contact during the course of this

Agreement, unless that Party has obtained the written consent of the other Party to such hiring and that Party pays to the other a fee to be mutually agreed upon.

2.6              Clean-up and Non-Interference..   Contractor shall at all times keep the Site free from waste materials or rubbish caused by its activities.  As soon as practicable after the completion of all Punch List items, Contractor shall remove all of its equipment and materials not constituting part of the Facility and remove all waste material and rubbish generated by Contractor or that Contractor has brought to the Site, in connection with Contractor's performance of the Work, from the Site to a permitted disposal facility, and restore the Site in accordance with all Applicable Laws and Applicable Codes and Standards and this Agreement.  During the period from Substantial Completion until completion of the Punch List, Contractor shall perform its Work so that the performance of the Work does not unreasonably interfere with the operation of the Facility.

2.7              Safety and Security..   Contractor recognizes and agrees that safety is of paramount importance in the performance of the Work and that Contractor is solely responsible for performing the Work in a safe manner.  Contractor agrees to perform the Work, and Contractor shall require all Subcontractors to perform their portion of the Work, in accordance with the safety and health rules and standards of Applicable Law and the safety program developed by Contractor and submitted to Owner.  Contractor further agrees to provide necessary training to its employees and Subcontractors to inform them of the foregoing safety and health rules and standards.  Should Owner at any time observe Contractor, or any of its Subcontractors, performing the Work in an unsafe manner, or in a manner that may, if continued, become unsafe, then Owner shall have the right (but not the obligation) to require Contractor to stop the Work affected by the unsafe practice until such time as the manner of performing the Work has been rendered safe.  Contractor shall be responsible for the supervision of the Facility as set forth in Article 2.13.  The Parties recognize that the Facility has already been fenced.  The Scope of Work in Exhibit A addresses responsibility for security and guarding of the Facility.  Nothing in this Article 2.7 shall affect Contractor's status as an independent contractor.

2.8              Emergencies..   In the event of any emergency endangering life or property, Contractor shall take such action as may be reasonable and necessary to prevent, avoid or mitigate injury, damage, or loss and shall, as soon as possible, report any such incidents, including Contractor's response thereto, to Owner.  If Contractor has not taken reasonable precautions for the safety of the public or the protection of the Work, and such failure creates an emergency requiring immediate action, then Owner, with or without advance notice to Contractor may, but shall be under no obligation to, provide reasonable protection as required to address such emergency; provided, however, that Owner shall in any event notify Contractor of any actions taken by Owner within ten (10) Business Days of taking such action.  All reasonable direct costs so incurred by Owner as a result of any emergency caused by Contractor shall be included in the Contract Sum and chargeable against the Target Price.

2.9              Approvals, Certificates, Permits and Licenses..   Contractor shall obtain all approvals, certificates, permits and licenses required to be in Contractor's name to perform the Work and as set forth in Exhibit I.  Contractor shall promptly, within such time period as may be agreed upon by the Parties, provide Owner with all assistance that Owner may reasonably require to secure those approvals, certificates, permits and licenses required to be in the name of Owner as set forth in Exhibit I.

2.10          Contractor Taxes..   Contractor shall pay all taxes and contributions for unemployment insurance, old age retirement benefits, pensions, annuities, and similar benefits, as well as taxes measured by or imposed on the income of Contractor, which may now or hereafter be imposed on Contractor by Applicable Law or collective bargaining agreements with respect to persons employed by Contractor for performance of the Work.  Contractor shall be liable for and shall pay and shall indemnify, defend, and hold Owner harmless from, all such taxes and contributions, including any interest accrued and penalties imposed thereon (plus reasonable attorney fees), except for those taxes that are reimbursable by Owner in accordance with the immediately succeeding sentence.  On all invoices, Contractor shall separately show all New Mexico gross receipts, compensating, sales, excises, assessments, charges, and other similar taxes which are imposed on the Services or the Work, or any part thereof, and such taxes shall be reimbursable by Owner to Contractor.  Charges not subject to New Mexico gross receipts tax shall be separately stated, and no New Mexico or other jurisdiction's gross receipts, compensating, use or sales taxes shall be charged to Owner thereon.  Contractor shall utilize appropriate New Mexico nontaxable transaction certificates (a form of which shall be provided to Contractor by Owner) or similar certificates from other states, where applicable, to minimize such gross receipts, compensating, sales, and other similar taxes.

2.11          Hazardous Materials..   Contractor shall design, construct, pre-commission, test and start-up the Facility and otherwise perform the Work in compliance with the requirements of all Applicable Laws.  If, during the course of the performance of the Work, Contractor or any Subcontractor discovers, or reasonably believes it has discovered in, on or under any part of the Site, any Hazardous Materials (other than Hazardous Materials that Contractor or a Subcontractor has brought onto the Site, produced, created or used), Contractor shall proceed in accordance with Article 14.4.3.

2.12          Progress Meeting and Reports..   Contractor shall hold a monthly progress meeting at the Site, or at an alternate location mutually agreeable to Owner and Contractor, for the purpose of reviewing the monthly progress report for the previous month with Owner.  Contractor shall provide Owner with monthly progress reports and the following other information relating to the progress of the Work as may be reasonably requested by Owner:

2.12.1           Minutes for all status and other Facility meetings within four (4) Business Days following such meeting;

2.12.2           Weekly progress reports of construction activities;

2.12.3           Safety incident reports within three (3) Business Days of the occurrence of any such incident (preliminary written notice is to be provided to Owner within 24 hours of a safety incident, provided, however, that verbal notice of critical or fatal injuries shall be provided to Owner within 3 hours);

2.12.4           Monthly progress reports, in a form set forth in Exhibit P, no later than ten (10) days after the end of each month, which shall cover activities up to the end of the previous month and which shall include five (5) paper copies of such reports that shall be distributed as directed by Owner and which shall include Contractor's representation that the Work through the date of the progress report has, unless otherwise stated by Contractor, been performed in accordance with this Agreement; and

2.12.5           Updates every month to the Facility CPM Schedule pursuant to Article 3.2.

2.13          Care, Custody and Control/Risk of Loss..   Upon the Effective Date, Contractor shall have the full responsibility for care, custody and control and risk of loss of the Facility (including Existing Work) until the earlier of Substantial Completion or the date of termination of this Agreement pursuant to the provisions of Article 11.  Risk of loss and care, custody, and control of the Facility shall transfer from Contractor to Owner upon the earlier of Substantial Completion or the date of termination of this Agreement pursuant to the provisions of Article 11.  In connection with Contractor's risk of loss obligation, Contractor shall be responsible for and obligated to replace, repair, or reconstruct, and to furnish any material, equipment, or supplies furnished by Contractor or Owner-Furnished Property, which are lost, damaged, or destroyed prior to transfer of care, custody, and control of the Facility or the affected portion thereof to Owner, to the extent Contractor receives proceeds of insurance maintained for the Facility pursuant to Article 15 or Contractor otherwise receives reimbursement of its costs pursuant to the terms of this Article 2.13.  Except as otherwise provided herein in this Article 2.13, Contractor's responsibility and liability for risk of loss and any damage to the Facility shall be limited to the scope and limits of such insurance.  Prior to the transfer of care, custody and control of the Facility to Owner, (a) all non-covered losses and deductibles for covered losses which, in either case, are not attributable to the fault of Contractor or its Subcontractors shall be paid by Owner as a Reimbursable Cost that is not included in the Contract Sum and that is not chargeable against the Target Price and (b) all non-covered losses and deductibles for covered losses which, in either case, are attributable to the fault of Contractor or its Subcontractors shall be paid by Owner as a Reimbursable Cost that is included in the Contract Sum and that is chargeable against the Target Price.  Owner assumes all responsibility for such loss, damage, or destruction after transfer of care, custody, and control of the Facility from Contractor to Owner.

2.14          [Intentionally Omitted]

2.15          Interpretation..   In the event of any inconsistencies between Applicable Laws and the Contract Documents, Contractor shall comply with Applicable Laws in the manner set forth in this Article 2.15.  Where a conflict exists between parts of the Contract Documents, or between the Contract Documents and Applicable Laws, or among Applicable Laws, the more stringent or higher quality requirements shall control unless otherwise directed by Owner.  If Contractor finds a conflict, error, omission, inconsistency or discrepancy in the Contract Documents, then Contractor shall call it to Owner's attention in writing before proceeding with the portion of the Work affected thereby.

2.16          Training and Operational Supervision..   Contractor shall establish and implement a training program for Owner's operations and maintenance personnel.  Prior to Substantial Completion, Contractor shall supervise Owner's operations and maintenance personnel.

2.17          Interconnections..   Contractor shall construct the interconnections between the Facility and the interconnection facilities of (a) the electric transmission provider, (b) the gas transporter, (c) the water supplier and (d) the water discharge system, all as set forth in Exhibit A.

2.18          Responsibility for Subcontractors.

2.18.1           Contractor may subcontract portions of the Work to any person without further approval by Owner except for any Major Subcontracts, which are subject to Owner's reasonable review and approval.  Contractor may have portions of the Work performed by its Affiliates or their employees, in which event Contractor shall be responsible for such Work and Owner will look solely to Contractor as if the Work were performed by Contractor.  Owner understands that Contractor's subsidiary organizations, Fluor Global Sourcing & Supply Inc. and/or Global Sourcing & Supply International LLC (either or both referred to as "GS&S"), have negotiated proprietary and confidential "Supplier Relationship Agreements" (whether entered into by GS&S or any of their respective Affiliates, a "Contractor SRA") with various strategic suppliers of certain materials, equipment, and Work.  Such Contractor SRAs contain favorable pricing and terms and conditions.  If either Contractor or Owner procures materials, equipment or services using Contractor SRAs, then it is agreed that the quoted prices and terms from such Contractor SRAs are firm and not subject to audit. Notwithstanding any provision herein or in any related agreements to the contrary, neither Contractor nor GS&S shall be subject to audit or adjustment for any volume, cash, trade discounts, refunds, rebates, freight allowances, equalizations, credits, commissions or the like under any Contractor SRAs or other agreements either may have with any vendor outside of this Agreement and unrelated to the Work, and any such items shall accrue exclusively to the benefit of Contractor or GS&S.  Contractor and GS&S retain the right to communicate with the vendor to notify the vendor of Contractor's rights relating to SRAs so that the vendor does not have a basis to object to continue to pay SRA volume incentives to GS&S notwithstanding the provisions in the purchase order to the contrary, if any.

2.18.2           The issuance of subcontracts shall not relieve Contractor of any of its obligations under the Contract Documents, including, among other things, the obligation to properly supervise and coordinate the work of Subcontractors.  Work performed by Contractor's Affiliates shall be treated as if the Contractor had performed the Work.

2.18.3           Owner's approval of any proposed Major Subcontract shall not constitute an approval of any portion of the Work or a waiver of any of Owner's rights hereunder or reduce Contractor's responsibilities hereunder.  Contractor shall provide to Owner, on request, information (other than financial information) concerning the status of the negotiations with, the performance under and any disputes under each Major Subcontract, including information concerning specifications and cancellation terms.  Contractor agrees that it will not (a) terminate any Major Subcontract, (b) amend or waive any material provision of a Major Subcontract, or (c) settle any dispute without Owner's consent under a Major Subcontract that affects Owner's warranty rights.

2.18.4           Notwithstanding any agreement with any Subcontractor(s), Contractor shall be solely responsible for the Work.  Contractor has complete and sole responsibility as a principal for its agents and all others it hires to perform or assist in performing the Work.  Except as otherwise provided in this Agreement, Owner shall not be deemed to have any contractual obligation to any Subcontractor and nothing contained in any subcontract shall create a contractual relationship between any Subcontractor and Owner.

2.18.5           Contractor shall provide to Owner a summary of bids received for Subcontracts for Owner's review in accordance with the procedures set forth in Section 2.3 of Exhibit A.

2.18.6           Nothing in this Article 2.18 limits Owner's audit rights to review any purchase orders issued in connection with the Work in accordance with Article 4.9.

2.19          Assurances Regarding Payments..   Upon request from time to time, Contractor shall provide to Owner such information as Owner may reasonably request as to the status of payments from Owner to Contractor and from Contractor to Subcontractors.

2.20          Office Space..   Contractor shall provide Owner with access to Owner's existing offices at the Site for use by representatives of Owner.

2.21          Key Personnel..   Contractor shall appoint a Project Director (as further described in Article 7.2), a deputy project director, a quality assurance/quality control director, a site manager, an engineering manager, a chief field engineer, a construction manager, a project safety manager, a start-up manager, the mechanical Subcontractor site manager, and the electrical Subcontractor site manager (together the "Key Personnel"); as set forth in Exhibit Q.  The Project Director shall have full responsibility and authority for the Work on behalf of Contractor and shall act as Owner's primary point of contact with Contractor with respect to prosecution of the Work.  Contractor shall not change a Key Personnel position or the person appointed to such position without the prior written consent of Owner (with the exception of the Project Director position, which Owner agrees will be replaced with the deputy project director when Contractor deems appropriate but in no event shall Contractor continue to employ both a Project Director and an assistant project director for longer than two (2) months following the Effective Date unless otherwise agreed by the Parties), which shall not be unreasonably withheld or delayed.

2.22          Co-operation and Coordination..   Upon prior reasonable notice by Owner, Contractor shall co-operate with, and grant reasonable access to the Site to, any person whom Owner appoints in writing to provide services with respect to the Facility, including, without limitation any person, whether employed by Owner or not, carrying out interface work in relation to the gas supply system, the electric interconnection facilities and the water supply and discharge system, provided that Owner obtains agreement from such persons to comply with Contractor's health and safety requirements, Applicable Law and Good Engineering and Construction Practices.

2.23          Start-Up, Commissioning and Testing Gas and Raw Water..   Contractor shall only use the natural gas supplied by Owner for the purposes of starting-up, commissioning and initial operation of the Facility and the performance of the Performance Tests.  Contractor shall follow the scheduling and nomination procedures for natural gas to be mutually developed by the Parties prior to the commencement of the Performance Tests on a basis consistent with the requirements of Owner's fuel transportation agreement(s).  Contractor also shall follow the scheduling and nomination procedures for water to be mutually developed by the Parties prior to the commencement of the Performance Tests on a basis consistent with the requirements of Owner's water supply contract(s).  The Parties acknowledge that they anticipate that the scheduling and nomination procedures for natural gas and water will include prior-day notice.

2.24          Owner Obligations.

2.24.1           Site.  Owner shall make the Site available to Contractor as of the Effective Date.  Owner shall provide suitable access thereto and an adequate area or areas adjoining such site for Contractor's office, warehouse, craft change rooms, shop buildings, welding facilities, materials storage and lay down area, employee parking, and furnish necessary construction utilities.

2.24.2           Owner-Furnished Property.  No later than the Effective Date, Owner shall make available to Contractor the Owner-Furnished Property.

2.24.3           Fuel and Water Utilities.  Owner shall provide at the relevant interface point, natural gas and all utilities, including water and electricity, as set forth in Exhibit A, to enable construction, testing, start-up, commissioning, initial operation of the Facility, and all Performance Tests in accordance with the Work Progress Schedule.

2.24.4           Operations Personnel.  Owner shall provide appropriately qualified, competent, and, where necessary, licensed operators for training when required by Contractor and to support commissioning, initial operation of the Facility and all Performance Tests.

2.24.5           Start-Up Power.  Owner shall provide electric energy for the energization, commissioning, operation, and testing of the Facility; provided, however, Contractor shall use reasonable efforts to minimize the demand charges that Owner will incur for such supply of electric energy.

2.24.6           Scheduling and Delivery of Output.  Owner shall arrange for the delivery of all electric energy generated by the Facility.  Contractor shall comply with the scheduling and nomination procedures for delivery of electric energy to be mutually developed by the Parties prior to the date for such delivery set out in the Work Progress Schedule on a basis consistent with the requirements of Owner's applicable interconnection agreement and transmission service agreement.  The Parties acknowledge that they anticipate that the scheduling and nomination procedures for delivery of electric energy will include prior-day notice.  Upon receipt of notice from Contractor in accordance with such scheduling and nomination procedures, Owner shall coordinate delivery of electric energy from the Facility to conduct start-up, operation, or testing; provided that Owner shall only be required to provide for such delivery in accordance with the Work Progress Schedule.

2.24.7           Licenses and Permits.  Owner shall obtain any approvals, certificates, permits and other licenses required to be in Owner's name that are required for the Facility and as set forth in Exhibit I, except where such permits or licenses are specifically identified to be the responsibility of Contractor as part of the Work as set forth in Exhibit I.

2.24.8           Taxes.  Owner shall pay all property taxes assessed against the Facilities.

2.24.9           Existing Drawings and Specifications.  Owner shall provide Contractor with access to and the right to use all drawings and specifications, if any, prepared for the Facility (including the gas pipeline, water treatment and water well systems) for Owner, or for Owner's predecessor in interest, that are in Owner's possession, prior to the Effective Date that are necessary for Contractor's performance of the Work.  If Contractor identifies any additional drawings and specifications necessary for the performance of the Work that existed, but were not in Owner's possession, as of the Effective Date, Owner shall use commercially reasonable efforts to obtain such drawings and specifications and the right to access and use, once obtained.  To the extent Owner is unable to obtain such drawings and specifications in a reasonable period of time, Contractor shall be entitled to a Change Order in accordance with the provisions of Article 5 for any resultant delay or additional costs for the creation of such drawings and specifications.

2.24.10       Subsurface Conditions.  Contractor shall have access to any soil data in Owner's possession as of the Effective Date which is related to the Facility (including the gas pipeline, water treatment and water well systems) and necessary for Contactor's performance of the Work, including the Fugro South, Inc., Geotechnical Investigation, Luna Energy Facility, Prepared for Duke/Fluor Daniel, dated October 20, 2000 and the Terracon, Soils Investigation Report for the Proposed Waste Water Treatment Plant Addition, Project #68025032, dated June 26, 2002.  If Contractor identifies any additional soil data necessary for the performance of the Work that existed, but was not in Owner's possession, as of the Effective Date, Owner shall use commercially reasonable efforts to obtain such soil data.  To the extent Owner is unable to obtain such soil data in a reasonable period of time, Contractor shall be entitled to a Change Order in accordance with the provisions of Article 5 for any resultant delay or additional costs for the creation of such soil data.

2.24.11       Notice to Suppliers of Existing Equipment.  Immediately following the Effective Date, except with respect to the services addressed in Article 2.24.12, Owner shall notify major equipment suppliers (and others as required) with respect to existing equipment at the Site that Contractor is designated as

Owner's authorized representative in connection with applicable purchase orders.

2.24.12       Coordination with General Electric.  Owner will contract directly with General Electric (GE) for technical assistance and technical direction with respect to GE-supplied equipment.  Owner will coordinate between GE and Contractor for such technical assistance and technical direction.

2.24.13    Parent Company Guarantee.  In the event that Tucson Electric Power elects to assign this Agreement to another party, at least one of the Owners will provide Contractor a Parent Company Guaranty acceptable to the Parties.

2.25          Existing Work..   Contractor shall perform an assessment of the Existing Work in accordance with the scope and procedures set forth in Exhibit K.  If at any time Contractor identifies any modifications, changes, replacements or additions thereto to the Existing Work, Contractor shall notify Owner.

2.26          Commercial Activities..   Contractor shall not, and shall ensure that any Subcontractors do not, engage in any commercial activity or permit any third parties to establish commercial activities on the Site that are unrelated to the performance of the Work.  Contractor shall not allow its employees to engage in any commercial activity on the Site other than the performance of the Work.

ARTICLE 3

CONSTRUCTION SCHEDULE

3.1              Commencement of the Work and Contract Completion Date..   Contractor shall commence the Work under this Agreement upon the receipt of a notice from Owner to Contractor requesting that Contractor commence the Work (the "Notice to Proceed"), which Notice to Proceed shall be deemed to be issued on the Effective Date.  From and after the Effective Date, Contractor shall diligently prosecute the Work continuously and with due diligence in accordance with the Work Progress Schedule set forth in Exhibit B.  It is estimated, but not guaranteed, that Substantial Completion will be achieved by the Contract Completion Date.  Notwithstanding the foregoing, no damages or other liability shall be imposed solely for Contractor's failure to achieve Substantial Completion on or before the Contract Completion Date.

3.2              Work Progress Schedule and Facility CPM Schedule.

3.2.1               Contractor shall perform the Work in accordance with the Work Progress Schedule set forth in Exhibit B, as may be adjusted from time to time in accordance with this Agreement.

3.2.2               Within ten (10) days after the execution of this Agreement, Contractor shall submit for Owner's review and approval a critical path method schedule (the "Facility CPM Schedule"), which shall use Primavera software, conform to the Work Progress Schedule, and set forth the timing of all elements of the Work and the interrelationship of such elements.  The Facility CPM Schedule shall describe comprehensively, and in a form and to the level of detail agreed to by Owner, the activities required to complete the Work.  The Facility CPM Schedule shall include all significant activities divided into specific, identifiable tasks according to their importance, together with a critical path schedule.  The Facility CPM Schedule shall highlight selected activities by time period and type of activity showing the sequence in which Contractor proposes to perform the Work and the date by which Contractor reasonably requires that Owner shall have fulfilled its obligations under this Agreement and Contractor intends to rely upon the Facility CPM Schedule in connection therewith.  Contractor shall not change the dates set forth in the Facility CPM Schedule for Owner's obligations unless approved by Owner.

3.2.3               The Facility CPM Schedule shall be periodically (but at least monthly) updated and delivered to Owner with the monthly progress report.  Contractor shall provide an explanation of any expected delay in achieving a level one milestone date and Contractor's plan to remedy such delay and any additional costs associated with such plan.  If at any time the Facility CPM Schedule shows that Substantial Completion will not be achieved by the Contract Completion Date, Contractor shall advise Owner and submit to Owner a recovery plan (including the costs of implementing such plan) for Owner's review and approval.  Upon receipt of Owner's approval, Contractor shall implement such plan as approved as a Reimbursable Cost that is included in the Contract Sum, and chargeable against the Target Price if the cause of delay is attributable to Contractor.

3.3              Delays and Time Extensions..   Without limiting the obligations of Contractor set forth in Article 3.2.3, Contractor shall promptly notify Owner in writing of any actual or anticipated event that is delaying or could delay completion of the Facility in accordance with the Work Progress Schedule.  Contractor shall indicate the expected duration and anticipated effect of the delay, and the action being taken to correct the problem and make up for lost time.  Contractor shall be entitled to an adjustment to the Contract Completion Date and the Target Price, as appropriate, pursuant to the provisions of Article 5 for any delay that may occur, so long as such delay is not caused by Contractor or any Subcontractor or is not otherwise attributable to Contractor's failure to perform in accordance with this Agreement.  Contractor shall take all steps reasonably available to Contractor to mitigate any impacts of the delay on the Work Progress Schedule or Reimbursable Costs, as the case may be.  All time extensions shall be incorporated into the Contract Documents through the execution of a Change Order.

ARTICLE 4

COMPENSATION

4.1              Compensation..   Owner shall reimburse Contractor for its costs and pay Contractor a Fee in accordance with this Article 4.

4.2              Reimbursable Costs..   Contractor's costs related to the Work shall be invoiced as the total of and in accordance with the following applicable categories:

4.2.1               Home Office Employees and Related Costs

4.2.1.1            Employees' Compensation.  For straight time and overtime hours, compensation in accordance with Exhibit C and subsequent revisions, for such time as is devoted to the Work by home office employees, including employees of certain affiliates of Contractor, whether such Work is performed in the office or in the field.  In addition, members of Contractor's corporate staff who devote direct time to the performance of the Work shall be reimbursed as set forth above if approved by Owner.  Members of Contractor's and its affiliates' management team, in lieu of the foregoing commercial basis, will be reimbursed in accordance with the Project Management Principals Rate Schedule set forth in Exhibit C;

4.2.1.2            Agency personnel.  The invoiced cost of agency personnel;

4.2.1.3            Indirect Expense.  An amount equal to [*] per hour for home office support services and Houston engineering services (collectively and initially estimated to be [*] hours), to recover a portion of the costs referred to in Article 4.5 below;

4.2.1.4            Miscellaneous Expenses.  Miscellaneous expenses, including, but not limited to, custom printed forms, special book bindings, drafting room and office materials and supplies, freight, express mail, duties, and excise taxes, and any other costs incurred in connection with the Work will be invoiced at cost; and

4.2.1.5            Project Support.  Miscellaneous administrative and project support services charged in accordance with Contractor's current practices,  including but not limited to charges for personnel, safety services, communications services, document storage, client office space, printing and reproduction, automation tools and computer services, which shall be reimbursed in accordance with the Rate Schedule set forth in Exhibit C.

4.2.2               Field Employees and Related Costs

4.2.2.1            Salaried Field Employees.  For straight time and overtime hours, compensation in accordance with Exhibit C and subsequent revisions, for such time as is devoted to the Work, including travel time, of Contractor's salaried field employees, including employees of certain affiliates of Contractor, whether such Work is performed in the office or in the field.  In addition, members of Contractor's corporate staff who devote direct time to the performance of the Work shall be reimbursed as set forth above if approved by Owner;

4.2.2.2            Agency Personnel.  The invoiced cost of agency personnel;

4.2.2.3            Hourly Field Employees - Wages, Benefits and Training Contribution.  The wages of hourly field employees and the costs of subsistence, travel time and expenses;

4.2.2.4            Hourly Field Employees - Taxes and Insurances.  An amount equal to all payroll taxes, e.g., FICA, FUI and SUI, levied or assessed by any governmental body, which are measured by the compensation payable pursuant to subparagraph 4.2.2.3 above, plus premiums for workers' compensation and risk management programs;

4.2.2.5            Major Construction Tools and Equipment.  For the use of all major construction tools and equipment in accordance with Exhibit C;

4.2.2.6            Transportation Expenses.  The costs of transporting and handling major construction tools and equipment, in accordance with Exhibit C.  The cost of transportation, to and from the Site, of Contractor-supplied small tools as set forth in Exhibit C shall be reimbursed at invoiced cost to Contractor;

4.2.2.7            General Expenses.  The cost for providing temporary construction facilities at the Site; the cost of operating and maintaining a job office and warehouse and storage facilities, including the cost of the office furnishings, equipment, and supplies; expendable construction items and supplies in accordance with Exhibit C; communication and utilities expenses and all other field office services and expenses; the cost of maintaining and performing running repairs to construction tools and equipment; and all other direct costs; and

4.2.2.8            Project Support.  Miscellaneous administrative and project support services charged in accordance with Contractor's current practices, including but not limited to charges for personnel, safety services, communications services, document storage, client office space, printing and reproduction, automation tools and computer services which shall be reimbursed in accordance with the Rate Schedule set forth in Exhibit C.

4.2.3               Adjustments

4.2.3.1            The allowances in Article 4.2 shall be increased or reduced when Contractor benefit programs or benefit costs change, or when statutory or insurance requirements or costs change.

4.2.4               Other Costs

4.2.4.1            Materials and Equipment.  The cost of materials, machinery, equipment, supplies, parts, and miscellaneous services procured for the Work excluding Contractor's major construction tools and equipment which are provided for in Article 4.2.2.6 hereof;

4.2.4.2            Transportation of Materials and Equipment.  The cost of all transportation expenses to the Site on materials, machinery, tools and equipment, including the cost of loading, hauling, unloading, and insurance;

4.2.4.3            Travel and Relocation Expenses.  The cost of all travel and relocation and other related expenses in accordance with Contractor's established policies.  If Owner's or Contractor's employees travel by Contractor's aircraft (owned or leased), Contractor will be reimbursed at commercial airline rates for class or fare authorized for equivalent Contractor employees under Contractor's established policies.  For any part of the route for which there is no regularly scheduled commercial air service, reimbursement shall be at the rates established by Contractor from time to time.;

4.2.4.4            Taxes and Bonds.  The cost of any duties, taxes, licenses or bonds arising directly out of or that are applicable to the Work, other than taxes that are non-reimbursable pursuant to Articles 2.10 and 4.5;

4.2.4.5            Permits and Inspections.  The cost of permits required of Contractor by any governmental body in connection with the construction services herein provided for, and the cost of inspections required by law or ordinance of any governmental body;

4.2.4.6            Subcontracts.  The cost of any subcontracts;

4.2.4.7            Insurance.  The cost of all project specific insurance premiums maintained by Contractor to protect Owner and/or Contractor as set forth in Article 15 and the costs of all insurance deductibles and non-covered losses;

4.2.4.8            Audits, Monitoring and Accounting.  The cost of periodic project audits and similar programs monitoring the financial or other aspects of the project, and any project-specific accounting functions, including, but not limited to, preparation of property accounting records;

4.2.4.9            Litigation and Related Costs.  The costs of attorney's fees, costs, settlements, and/or judgments incurred in connection with any labor or commercial litigation, claims or disputes arising out of or in connection with the performance of this Agreement other than litigation, claims or disputes (i) solely between Owner and Contractor or (ii) arising in connection with Article 13; and

4.2.4.10        General and Administrative Expenses.  An amount equal to [*] of all direct Reimbursable Costs (excluding gross receipts tax, and Fee) to cover the cost of Contractor's general and administrative expenses.

4.3              Fee.   Contractor shall be entitled to a fee (the "Fee") based on the date Substantial Completion is achieved.

4.3.1               If Substantial Completion is achieved on or before April 1, 2006, the Fee shall be $4,649,000.

4.3.2               If Substantial Completion is achieved after April 1, 2006 but on or before May 1, 2006, the Fee shall be [*] plus 1/30th of the difference between [*] and [*] for each day prior to May 1, 2006 that Substantial Completion is achieved (e.g., if Substantial Completion is achieved on April 2, 2006, the Fee would be [*] plus 29/30ths of [*] and if Substantial Completion is achieved on April 30, 2006, the Fee would be [*] plus 1/30th of [*]).

4.3.3               If Substantial Completion is achieved after May 1, 2006 but on or before June 1, 2006, the Fee shall be [*] plus 1/31st of the difference between [*] and [*] for each day prior to June 1, 2006 that Substantial Completion is achieved (e.g., if Substantial Completion is achieved on May 2, 2006, the Fee would be [*] plus 30/31sts of [*] and if Substantial Completion is achieved on May 31, 2006, the Fee would be [*] plus 1/31st of [*]).

4.3.4               If Substantial Completion is achieved after June 1, the Fee shall be [*].

4.3.5               Owner shall pay [*] of the Fee in equal monthly installments beginning with the month in which the Effective Date occurs through May 1, 2006.  Owner shall pay the balance of any Fee due to Contractor ten (10) Business Days after the date Substantial Completion is achieved.

4.4              Target Price, Underrun and Overrun..   The Parties contemplate that the Work can be completed for the Target Price, which amount is not guaranteed.  To provide Contractor with an incentive to so complete the Work for an amount no greater than the Target Price, the Contract Sum shall be compared to the Target Price at each True-Up Date and the Parties shall share responsibility for any resulting Underrun or Overrun in accordance with the provisions of this Article 4.4.

4.4.1               Underrun.  If the Contract Sum is less than the Target Price at a True-Up Date, then the Parties recognize that there is an Underrun (the amount of the Underrun is the Target Price minus the Contract Sum at such True-Up Date).  The amount of the Underrun minus [*] shall be shared [*] to Owner and [*] to Contractor.

4.4.2               Overrun.  If the Contract Sum is more than the Target Price at a True-Up Date, then the Parties recognize that there is an Overrun (the amount of the Overrun is the Contract Sum minus the Target Price).  The amount of the Overrun in excess of [*] shall be charged [*] to Owner and [*] to Contractor.

4.4.3               Billing and Payment of Underruns.  If there is an amount due to Contractor for an Underrun after the initial True-Up Date, Contractor shall invoice such amount to Owner and Owner shall pay such amount within twenty (20)

calendar days after the receipt of such invoice.  If the amount due to Contractor for an Underrun at the final True-Up Date is greater than the amount previously paid by Owner with respect to the initial True-Up Date, Contractor shall invoice such additional amount to Owner and Owner shall pay such additional amount within twenty (20) calendar days after the receipt of such invoice.  If the amount due to Contractor for an Underrun at the final True-Up Date is less than the amount previously paid by Owner with respect to the initial True-Up Date, Contractor shall repay Owner for the excess paid by Owner within twenty (20) calendar days after the final True-Up Date.

4.4.4               Billing and Payment of Overruns.  If at any time during the performance of the Work prior to the initial True-Up Date, the Contract Sum exceeds the Target Price by more than [*], Contractor shall thereafter invoice Owner for only [*] of its Reimbursable Costs in its progress invoices delivered pursuant to Article 4.6.  If there is an amount due from Contractor for an Overrun after the initial True-Up Date, Contractor shall pay such amount, adjusted to account for any reduced billings from Contractor pursuant to the first sentence of this Article 4.4.4, within twenty (20) calendar days after the True-Up Date.  If the amount due from Contractor for an Overrun at the final True-Up Date is greater than the amount previously paid by Contractor with respect to the initial True-Up Date, Contractor shall pay such additional amount within twenty (20) calendar days after such True-Up Date.

4.4.5               Limitation on Contractor Responsibility for Overruns.  Notwithstanding the other provisions of this Article 4.4, in no event shall Contractor be obligated to pay Owner for Overruns or have withheld from payments of Reimbursable Costs to Contractor on account of Overruns more than the sum of [*] plus [*] of the positive difference, if any, between the Fee paid to Contractor pursuant to Article 4.3 and [*].

4.4.6               Exclusive Remedy.  Contractor's obligation to share responsibility for any Overrun as set forth in this Article 4.4 shall be Contractor's only obligation and liability and Owner's exclusive remedy for a Contract Sum that exceeds the Target Price.

4.5              Non-Reimbursable Items..   The following costs and expenses are not reimbursable to Contractor as a separate amount, as these costs are included in the hourly rates and the general and administrative percentage allowed as a Reimbursable Cost under Article 4.2:

(a)                Contractor's Executive Officers, including the Chairman of the Board, President, Vice Presidents (except as provided for herein), Secretary, Treasurer, and Controller;

(b)               Contractor's Sales, Public Relations, Medical, and Advertising personnel, when not directly engaged in the Work, as well as office maintenance personnel, consisting of telephone and teletype operators, guards, receptionists, mail room, janitorial and maintenance employees;

(c)                Home office general expenses, consisting of depreciation, rent, and maintenance of home office facilities, furniture, office equipment, light, heat, cafeteria service and parking space;

(d)               General overhead expenses, consisting of the development of engineering and construction standards and programs not specific to the project, entertainment and charity contributions;

(e)                Property taxes on Contractor's real and personal property at the home office and taxes assessed against net income; and

4.6              Monthly Billing.

4.6.1               On or about the 10th day of each month Contractor shall furnish Owner with a progress invoice for its estimate of the Reimbursable Costs to be incurred that month adjusted for any difference between the estimate for the prior month and the actual Reimbursable Costs incurred in the prior month, which shall be prepared as set forth in Article 4.7 hereof.  Owner shall pay the amount set forth in the progress invoice within five (5) Business Days of the receipt by Owner of the progress invoice.

4.6.2               In the event Owner disputes any invoiced item, Owner shall give Contractor written notice of such disputed item within ten (10) days after receipt of the invoice.  Owner nevertheless shall pay Contractor the amount set forth in the progress invoice in accordance with the provisions hereof and such dispute shall be resolved pursuant to Article 12, Dispute Resolution; provided, however, that the Parties shall use their reasonable efforts to resolve any such dispute within sixty (60) days of the date of Owner's payment of the disputed amount.  If such dispute is resolved in favor of Owner, Contractor shall repay Owner, with interest, on that portion of the disputed amount for Owner, calculated at the prime rate as reported in The Wall Street Journal plus [*].  The payment of interest shall not excuse or cure any default or delay in payment.  To the extent Contractor fails to deliver the monthly progress report and the updated Facility CPM Schedule as required in Articles 2.12.4 and 3.2.3, respectively, Owner's obligation to make payment shall be extended on a day for day basis.

4.7              Contents of Progress Invoices..   Each progress invoice shall set forth the Reimbursable Costs estimated for the prior month, the actual Reimbursable Costs incurred during the prior month, and the Reimbursable Costs estimated to be incurred during the current month, including the current portion of the Fee.  Each progress invoice shall be supported by:

                                                   (1)            one copy of all supporting documentation for Reimbursable Costs under Article 4.2 and an itemized listing of Subcontractor invoices, expense reports and other reimbursable expenses;

                                                   (2)            a certification as to the accuracy of the billing;

                                                   (3)            a certification that each Subcontractor or vendor listed was actually paid in the amount set forth in the prior progress invoice;

                                                   (4)            with respect to amounts paid to Subcontractors in excess of $250,000.00, partial lien waivers on the form attached hereto as Exhibit E-1; and

                                                   (5)            the variance between the aggregate Reimbursable Costs incurred and expected to be incurred through the current month from the Target Cash Flow Budget, as adjusted by any Change Order, together with an explanation of any variance of greater than five percent (5%).

4.8              Final Payment; Liens..   Prior to Final Completion and delivery of any final payment invoice under the Contract Documents, Contractor shall complete all Work, including Punch List Work, and shall execute and deliver to Owner final waivers of liens executed by the Contractor and all Major Subcontractors (in the form attached hereto as Exhibit E-2) and Contractor's certification that, to the best of Contractor's knowledge after reasonable inquiry, (1) all indebtedness, including liens, with respect to or in connection with the Work has been paid and (2) all claims for payment for labor and materials for which Contractor is responsible in connection with the construction of the Facility have been paid or satisfied.  Owner shall pay the final payment invoice within ten (10) calendar days after Final Completion, provided that Owner receives all of the following:  (a) Contractor's certification that all Work, including Punch List Work, has been completed, (b) Contractor's duly certified voucher for payment, and (c) the executed waivers of liens referred to in this paragraph.  Contractor shall indemnify, defend and save Owner harmless from all laborer's, materialmen's, and mechanic's liens arising out of the Work and from all reasonable attorney fees relating thereto incurred by Owner so long as Owner has paid Contractor all amounts required by this Agreement.

4.9              Records; Audit..   Contractor shall maintain complete accurate records concerning the Work and all related transactions for at least three (3) years from the date of Final Completion.  This includes all records relating to compliance with Applicable Laws, compliance with Owner's drug and alcohol policy attached as Exhibit J, financial records related to the Work, employee qualifications and to the extent applicable US Department of Transportation requirements.  At any time but not later than three (3) years after final payment under this Agreement, Owner may audit the records, invoices and substantiating material (including time records) as reasonably requested by Owner and as deemed necessary by Owner.  Each payment made shall be subject to reduction and refund to Owner, or offset on future payments due Contractor, to the extent of amounts which are found by Owner not to have been properly payable or to have been overpaid, and shall also be subject to increase and payment to Contractor for underpayments to the extent of any amounts which are found by Owner to have been underpaid.  Upon request by Owner, Contractor shall insert a clause containing all the provisions of this Article "Records; Audits" in all subcontracts to permit Owner to make identical Audits and inspections of the Records of all Subcontractors involved in performance of the Work. Notwithstanding any provision in this Agreement to the contrary, however, the purpose of any such audit shall be only for verification of such Reimbursable Costs and Contractor shall not be required to keep records of or provide access to those of its costs covered by the Fee, allowances, fixed rates, or of costs which are expressed in terms of percentages of other costs.

4.10          No Duplication..   Nothing in this Agreement shall allow any duplication of any cost, expense, mark-up, overhead, or other charge.

4.11          Effect of Payment..   No payment, final or otherwise by Owner, shall be considered or deemed to represent that Owners or Owner's Project Manager or any other representative of Owner have inspected the Work, nor shall it constitute or be deemed an acceptance, in whole or in part, of any portion of the Work not, nor subsequently determined not to be, in accordance with the Contract Documents.

4.12          Security of Performance..   Within ninety (90) days following the Effective Date, Contractor shall provide Owner with the Performance Security as set forth in Exhibit O.

4.13          Wire Transfer Instructions.  Owner shall make all payments due Contractor via wire transfer to Contractor's account as follows; Wells Fargo Bank, San Francisco, CA, ABA No. 121-000248, For Account: Fluor Enterprises, Account No. 4600-149983.

ARTICLE 5

CHANGES IN THE WORK

5.1              Change Order..   Change Orders may be initiated by either Owner or Contractor in accordance with this Article 5.  The Work, Target Price, Contract Completion Date, Target Cash Flow Budget and any other obligation under this Agreement shall only be adjusted as allowed under this Agreement and any adjustment shall be documented by a Change Order.  It is the desire of the Parties to keep changes in the Work, the Contract Completion Date and the Target Cash Flow Budget at a minimum, but the Parties recognize that such changes may become necessary and agree that they shall be handled as follows.

5.2              Individuals Authorized to Make Changes..   All Change Orders must be approved and signed on behalf of Owner by Owner's Project Manager.  Contractor's Project Director identified in Article 7.2 may approve and sign any Change Order on behalf of Contractor.

5.3              Change Orders.

5.3.1               To the extent that Contractor demonstrates that a change affects adversely Contractor's (or its Subcontractor's) ability to perform the Work, increases the cost of the Work or its other obligations under this Agreement, or causes a delay in the Work Progress Schedule or the Contract Completion Date, Contractor shall be entitled to an appropriate adjustment to the Target Price, Contract Completion Date, Target Cash Flow Budget, Fee (as mutually agreed by the Parties if the cumulative adjustments to the Target Price exceeds ten million dollars, excluding adjustments arising under Section 5.3.2(5) and the cost of spare parts purchased by Contractor under the fourth sentence of Section 2.3) and any other affected obligation under this Agreement.  If any change affects Contractor's ability to achieve Substantial Completion by the Contract Completion Date, Contractor shall at Owner's request prepare a draft Change

Order that, to the extent practical, does not adjust the Contract Completion Date, but compensates Contractor, as the case may be, for the effect of such Change by adjusting other milestones in the Work Progress Schedule or other provisions of this Agreement.  Owner shall, in its sole discretion, accept such draft Change Order or direct a change that adjusts the Contract Completion Date.

5.3.2               Contractor shall be entitled to an appropriate adjustment to the Target Price, Contract Completion Date, Target Cash Flow Budget, Fee (as mutually agreed by the Parties if the cumulative adjustments to the Target Price exceeds ten million dollars, excluding adjustments arising under Section 5.3.2(5) and the cost of spare parts purchased by Contractor under the fourth sentence of Section 2.3) and any other affected obligation under this Agreement pursuant to a Change Order in any of the following events, provided Contractor also satisfies the requirements of Article 5.3.1 and 5.3.3 or 5.3.4, as the case may be:  (1) Owner-directed changes pursuant to Article 5.3.3; (2) the occurrence of an Uncontrollable Force; (3) an act or omission of Owner in breach of its obligations under this Agreement; (4) modifications to the Existing Work resulting from the assessment thereof pursuant to Article 2.25; (5) adjustments to the allowances included in the Target Price as of the Effective Date for the water treatment, gas pipeline and well water systems based on the finalization by Owner and Contractor of the subcontracts and scope of work related thereto, (6) the cost of operational  spare parts to be procured under Article 2.3 and Contractor's inability, for reasons beyond its reasonable control, to obtain Spare Parts for testing, start-up and commissioning as contemplated by Article 2.3, (7) any damage to the Owner-Furnished Property that is identified by Contractor during the performance of the Work, other than damage caused by Contractor or its Subcontractors, (8) any material or equipment not set forth in Attachment 1 of Exhibit L that is not provided by Owner as contemplated by Article 2.24.2, (9) any increase in wages, benefits or payroll taxes due to governmental action, (10) modifications to the design criteria required during the performance of the Work by Owner or Owner's vendors with respect to the Existing Work or by changes in Applicable Law or Applicable Codes and Standards and (11) as otherwise provided in this Agreement.

5.3.3               Owner may initiate a change by advising Contractor in writing of the change believed to be necessary or desirable.  As soon as practicable, Contractor shall prepare and forward to Owner a cost estimate and a schedule impact of the change, which shall include any applicable adjustment to the Target Price, Contract Completion Date, Target Cash Flow Budget, Fee (as mutually agreed by the Parties if the cumulative adjustments to the Target Price exceeds ten million dollars, excluding adjustments arising under Section 5.3.2(5) and the cost of spare parts purchased by Contractor under the fourth sentence of Section 2.3), and any effect on Contractor's ability to comply with any of its obligations under this Agreement, including warranties.  Contractor shall also consider any potential adjustments to the Work, the Work Progress Schedule, or the Target Cash Flow Budget that may be undertaken to mitigate the effects of the change.

Contractor shall be reimbursed for the costs incurred to prepare any estimate.  Owner shall advise Contractor in writing of its approval or disapproval of the change.  If Owner approves the change, Contractor shall perform the Work as changed.

5.3.4               Contractor may propose changes by advising Owner in writing that in Contractor's opinion a change is necessary.  If Owner agrees, it shall advise Contractor and, thereafter, the change shall be handled as if initiated by Owner, (except that unless otherwise agreed by Owner, Contractor shall not be reimbursed for the cost of preparing estimates for Contractor proposed changes).

5.4              If No Agreement..   If either Owner or Contractor disputes the existence, extent, validity of a change or is unable to reach agreement on the terms of any change in the Work, including, but not limited to, an adjustment in the Target Price or Contract Completion Date, then either Party may notify the other Party that it desires to meet and resolve the dispute in accordance with Article 12.

ARTICLE 6

INSPECTION AND WARRANTY

6.1              Warranty.

6.1.1               Contractor warrants it will perform the Work (other than the portions of the Work described in Articles 6.1.2 and 6.2), in accordance with GECP and in accordance with Applicable Law, and that such Work shall be free of any defect in equipment, materials, and workmanship performed by Contractor and its Subcontractors.  Contractor shall deliver a Fully Dispatchable Facility.  If Contractor fails to meet the standards set forth in this Article 6.1.1 and Owner gives Contractor notice of any such failure or defect as promptly as practicable after discovery of such failure, but in no event later than one (1) year after Substantial Completion of the Facility (the "Warranty Period"), Contractor shall remedy such deficiency as a Reimbursable Cost that is included in the Contract Sum and chargeable against the Target Price, so that such Work conforms to those standards.

6.1.2               Contractor shall assign to Owner or facilitate the assignment of warranties from Teton Industrial Company and MMR Group to Owner with regard to their respective portions of the Existing Work and the Work.  In addition, Contractor shall, for the protection of Owner, demand from all other Subcontractors from which Contractor procures machinery, equipment or materials or Work, warranties and guarantees with respect to such machinery, equipment, materials or Work, which shall be made available to Owner to the full extent of the terms thereof.  Unless otherwise specified in the Contract Documents, all materials and equipment so procured by Contractor shall be new, and both workmanship and material shall be of good quality. Equipment and material which are procured by Contractor, but fail to comply with the requirements of the Contract Documents, shall be removed and replaced with complying equipment and material as a Reimbursable Cost that is included in the Contract Sum and is chargeable against the Target Price to the extent such removal and replacement are not covered by the warranties or guarantees obtained from a Subcontractor.  However, if the progress of Work is such to make such removal impractical, Owner shall have the right to accept it and reduce the Target Price by an amount equivalent to any recovery from the relevant Subcontractor for the difference in its value and the value of complying equipment or material.  Owner may perform such factory or field tests as are deemed necessary to verify that equipment meets the Contract Documents.  Contractor shall be permitted to witness such tests.  Contractor's warranty liability with respect to all machinery, equipment and materials or Work obtained from Subcontractors in connection with the Facility shall be limited to procuring warranties and guarantees from such Subcontractors in the case of machinery, equipment, materials or Work procured as part of the Work, and rendering all reasonable assistance to Owner for the purpose of enforcing applicable warranties and guarantees.  All costs incurred by Contractor in performing such Work shall be Reimbursable Costs that are not included in the Contract Sum and that are not chargeable against the Target Price.  All Subcontractors', manufacturers', and suppliers' warranties and guaranties, express or implied, respecting any part of the Work and any materials used therein shall be deemed obtained by Contractor for the benefit of Owner without the necessity of separate transfer or assignment thereof.  Contractor shall assign such warranties and guaranties to Owner upon Substantial Completion.

6.1.3               All Work repaired or replaced pursuant to this Article 6.1 shall also be subject to the provisions of this Article 6.1 to the same extent as Work originally performed, except that the Warranty Period with respect thereto shall run from the date of completion of the repair or replacement; provided, however, in all cases the Warranty Period shall expire two (2) years following Substantial Completion.

6.1.4               If requested by Owner, Contractor will assist Owner in obtaining and administering any other warranties with respect to the Existing Work and the costs of any such administration will be Reimbursable Costs but will not be included in the Contract Sum and will not be charged against the Target Price.

6.2              Engineering and Design Warranty..   Contractor warrants it will perform its engineering and design Services, as more particularly described in Exhibit A ("Engineering Services") in accordance with the current standards of care and diligence normally practiced by recognized engineering firms in performing services of a similar nature.  Further, Contractor warrants that the engineering and design performed by Duke/Fluor Daniel ("D/FD Engineering Services") as part of the Existing Work have been performed in accordance with the then current standards of care and diligence normally practiced by recognized engineering firms in performing services of a similar nature.  If within one (1) year after Substantial Completion it is shown that there is an error in the Engineering Services or D/FD Engineering Services as a result of either Contractor's or Duke/Fluor Daniel's failure to meet those standards and Owner has notified Contractor in writing of any such error within that period, Contractor shall reperform such Engineering Services or D/FD Engineering Services within the original scope of such services, as may be necessary to remedy such error.  All costs incurred by Contractor in performing such corrective services shall be to the account of Contractor, subject to an aggregate limit of liability of $1,000,000, and such costs shall not be included in the Reimbursable Costs under this Agreement except to the extent such costs exceed such limit of liability amount.  To the extent any Engineering Services or D/FD Engineering Services are reperformed with the result that modifications to the Work are necessary, Contractor shall perform such modifications as a Reimbursable Cost that is included in the Contract Sum and chargeable against the Target Price prior to Final Completion.  After Final Completion and up to the final True-Up, Contractor shall remain available to perform such modifications as a Reimbursable Cost that is included in the Contract Sum and chargeable against the Target Price.

6.3              Inspection and Testing.

6.3.1               All Work shall be subject to reasonable inspection by Owner, or its representatives or consultants at all times to determine whether or not the Work conforms to the Contract Documents.  Contractor shall provide Owner access to the Work wherever located. Owner may visit and inspect the Work, or any part thereof, at any time, and Contractor shall provide safe and proper access for inspection of the Work.  Owner may be present at any test to be performed.  Contractor shall furnish promptly, as a Reimbursable Cost, all reasonable facilities, labor, and materials necessary for the safe and convenient inspection and testing that may be required by Owner.  All inspections and tests by Owner shall be performed in such manner as not to unnecessarily delay the Work.  All such tests and inspections shall not relieve Contractor of its obligations.

6.3.2               If Contractor fails to provide Owner with reasonable opportunity to inspect the Work, and if in the opinion of Owner it is necessary to uncover or dismantle such Work for such inspection, then Contractor shall uncover, dismantle and recover the Work as necessary for such inspection.  If such inspection reveals a defect or deficiency in the Work, Contractor's cost of uncovering, dismantling and recovering the Work shall be a Reimbursable Cost that is included in the Contract Sum and chargeable against the Target Price.  If such inspection does not reveal a defect or deficiency in the Work, Contractor's cost of uncovering, dismantling and recovering the Work shall be a Reimbursable Cost that is not included in the Contract Sum and that is not chargeable against the Target Price.

6.3.3               Where Owner has a reasonable belief that there is a defect or deficiency, even though Contractor has given Owner reasonable opportunity to inspect the Work and Owner subsequently requires uncovering, having made no comment during the original inspection, Contractor shall nevertheless uncover, dismantle and recover the Work as necessary for such inspection.  If such inspection reveals a defect or deficiency in the Work, Contractor's cost of uncovering, dismantling and recovering the Work shall be a Reimbursable Cost that is included in the

Contract Sum and chargeable against the Target Price.  If such inspection does not reveal a defect or deficiency in the Work, Contractor's cost of uncovering, dismantling and recovering the Work shall be a Reimbursable Cost that is not included in the Contract Sum and that is not chargeable against the Target Price.

6.4              Correction of Defects..   If Contractor does not take action to correct any defects or deficiencies for which it is responsible under the Contract Documents within a reasonable time after receipt of Owner's written notice thereof, Owner may, as its sole option, (a) terminate or suspend the right of Contractor to proceed with the Work as provided in Article 11.3 "Termination by Owner for Cause" or Article 11.6 "Suspension of the Work", (b) take such corrective action itself or through contract with others (the cost of which shall be included in the Contract Sum), or (c) deduct an equitable amount from the Target Price pursuant to a Change Order for defects or deficiencies in the Work in lieu of correcting Work that was not performed in accordance with the Contract Documents.

6.5              Limitations..   The obligations contained in this Article 6 govern and supersede any other terms in this Agreement which address warranties, guarantees, or the quality of the Work and are Contractor's sole warranty and guarantee obligations and Owner's exclusive remedies with respect thereto.  Contractor makes no other warranties or guarantees, express or implied, including but not limited to warranties of merchantability and fitness for a particular purpose which are expressly disclaimed and waived.  Contractor shall have no warranty obligation or liability for defects in the Work caused by Owner's improper operation or maintenance of the Facility.  Notwithstanding anything herein to the contrary, as between Owner and Contractor, Owner shall be responsible for defects with respect to the Existing Work other than as set forth in Article 6.2.

6.6              Title.

6.6.1               Contractor shall include, as a term of each Subcontract, a warranty that all materials and equipment furnished by its Subcontractors that become part of the Facility or are purchased by Contractor for Owner for the operation, maintenance or repair thereof shall be legally and beneficially owned by the Owner free from any encumbrance whatsoever.  Title to all such materials and equipment shall pass to Owner upon the earlier of (a) delivery to the Site, or (b) the passage of title from a Subcontractor to Contractor under the applicable subcontract, purchase order or other agreement.  Notwithstanding passage of title, Contractor shall retain sole care, custody and control of such materials and equipment and shall exercise due care with respect thereto in accordance with Article 2.13.

6.6.2               In order to protect Owner's interest in all materials and equipment with respect to which title has passed to Owner but which remain in the possession of a third party, Contractor shall follow the directions of Owner with respect to the action to be taken by Contractor to maintain Owner's clear title and to protect Owner against claims by other parties with respect thereto, and the costs incurred by Contractor in so doing shall be a Reimbursable Cost.

6.6.3               So long as Owner pays all amounts due Contractor pursuant to this Agreement,  Contractor agrees that it shall not establish, and shall not allow its employees, agents or Subcontractors to maintain, any contractor's or laborer's encumbrance on the Work or the Facility or any part thereof.

6.6.4               Contractor shall not file or permit any liens on the Work or the Facility without Owner's prior written consent; provided that this clause shall not prohibit Contractor from filing a lien allowed under Applicable Law to secure amounts due from Owner under this Agreement.  Contractor shall follow the directions of Owner with respect to the action to be taken by Contractor regarding any mechanic's or materialmen's liens arising from the Work and Contractor shall if ordered by Owner, as soon as practical discharge any encumbrance filed by any Subcontractor against the Facility based on a claim for payment in connection with the Work, and the costs incurred by Contractor in so doing shall be a Reimbursable Cost.

6.6.5               Contractor shall provide prompt notice to Owner of any encumbrance of which it receives notice.

6.6.6               In the event Contractor fails to discharge any such encumbrance within a reasonable period or otherwise provide Owner with adequate assurances or security with regard to any such encumbrance arising in respect of the Work or the Facility, Owner shall have the right to discharge the same and such costs shall be charged against the Target Price as part of the Contract Sum.

ARTICLE 7

REPRESENTATIVES AND NOTICES

7.1              Owner's Project Manager..   Owner appoints the following individual as its "Owner's Project Manager":

Name:	Jimmy L. Gonzales
Address:	PNM 2401 Aztec NE MS Z110 Albuquerque, NM 87107
E-mail:	jgonzal3@pnm.com
Telephone:	(505) 855-6326
Cell Phone:	(505) 681-0964
Fax:	(505) 855-6320

The Owner's Project Manager shall be authorized to act on behalf of Owner, with whom Contractor may consult at all reasonable times, and whose instructions, requests, and decisions shall be binding upon Owner as to all matters pertaining to this Agreement and the performance of the Parties hereunder.  Without limiting the foregoing, the responsibilities of Owner's Project

Manager shall encompass but not be limited to (1) issuance of instructions, (2) interpretation of plans, (3) review and inspection of Contractor's Work, (4) rejection of nonconforming Work, (5) determination of when the Work is complete, (6) approval of progress payments and final payment, and (7) approval of certain Change Orders as set forth in Article 5 "Changes in the Work".  All communications from Contractor to Owner shall be directed to Owner's Project Manager and all communications from Owner to Contractor shall be directed from the Owner's Project Manager. Owner may appoint another person as Owner's Project Manager at any time by written notice to Contractor from the current Owner's Project Manager. Directions from the Owner's Project Manager shall be deemed to be the direction of each and every Owner, and Contractor shall be entitled to rely upon same.

7.2              Contractor's Project Director..   Contractor appoints the following individual as its "Project Director" in charge of Contractor's performance and execution of the Work:

Name:	Richard Meserole
Address:	Fluor Enterprises, Inc. One Fluor Daniel Drive Sugar Land, TX 77478-3899
E-mail:	richard.meserole@fluor.com
Telephone:	(281) 263-2038
Cell Phone:	(281) 705-9990
Fax:	(281) 263-5567

All instructions, requests for Change Orders and all other communications from Owner to the Contractor shall be directed to the Project Director.

7.3              Notices..   Except as expressly provided otherwise herein, any formal notice, demand, or request provided for in the Contract Documents shall be in writing and shall be deemed properly made if personally delivered, delivered by courier, or sent by first-class mail, postage prepaid, or by facsimile to the facsimile number to the person specified above and shall be deemed received, if personally delivered, or delivered by courier, upon delivery, and if mailed, on the third Business Day following deposit in the U.S. mail, and if sent by facsimile, upon transmission (electronic transmission to the e-mail address specified above may be done in addition to delivery of a paper copy).

7.4              Changes..   Each Party shall provide the other Party with notice when its respective address, contact person, telephone number, e-mail address, or facsimile number changes to which notices are to be sent.

7.5              Ordinary Course..   Nothing contained herein shall preclude the transmission of routine invoices or correspondence, messages and information between the Parties by a representative of a Party in the ordinary course of performing their respective obligations under the Contract Documents.

ARTICLE 8

PRIOR WORK AND WORK SITE

8.1              Prior Work and Site Investigation..   Contractor is familiar with the status of Facility construction, the Plant Site and conditions therein.  Contractor accepts, as part of the Work and subject to the warranties of this Agreement, the D/FD Engineering Services previously provided, but not any portion of the Facility that was procured or constructed as of the date of this Agreement.  Notwithstanding the fact that Contractor may have received certain Site information from Owner but subject to the assessment contemplated by Article 2.25, Contractor represents to Owner that Contractor has independently satisfied itself as to the status of completion, nature and location of the Work, the general and local conditions, particularly those bearing upon transportation, disposal, and handling and storage of materials, availability of labor, water, electric power, roads, and uncertainties of weather, river stages, or similar physical conditions at the Site, the conformation and conditions of the ground, the character, quality, and quantity of surface and subsurface materials to be encountered as reflected in the geotechnical reports.

8.2              Lines and Grades..   Contractor shall establish construction base lines and bench marks for the Work.  Said base lines and bench marks, and all stakes or other markers established shall be preserved by Contractor until their removal is authorized by Owner. Owner may, from time to time, check the layout of Contractor, but such checking shall in no way relieve Contractor of its responsibility for the accuracy of the Work.  Contractor shall provide, at the request of Owner and as a Reimbursable Cost, competent personnel to assist in this checking.

8.3              Specifications and Drawings..   Contractor shall maintain at the Plant Site a copy of the "approved for construction" working specifications and drawings (including "as-built drawings") applicable to the Work with all changes and modifications, and shall at all times, give Owner access thereto.  Anything mentioned in the specifications and not shown on the drawings or shown on the drawings and not mentioned in the specifications, shall be of like effect as if shown or mentioned in both.

8.3.1               "As-Built" Drawings.  Contractor shall provide and keep at the Plant Site a complete "as-built" record set of drawings (also called "record drawings") that shall be updated periodically.  The drawings shall reflect exact and actual "as-built" conditions of construction, installation, and erection as it progresses.  Where drawings are not adequate to show "as-built" conditions, Contractor shall prepare sketches which delineate the necessary "as-built" information.  Contractor shall furnish two (2) sets of all paper "blue-line" prints "approved" drawings for use in accomplishing specified mark-up.  Final "as-built" drawings, and a computerized disk of such drawings, shall be delivered to Owner by Contractor on or before Final Completion.  Notwithstanding the foregoing, with respect to the Existing Work, Owner has provided Contractor with certain "as-built" drawings and Contractor's responsibilities with respect to such drawings shall be limited to updates as necessary to reflect modifications to the Existing Work or conditions identified by Contractor through the course of performance of the Work.

8.4              Use of Premises..   Contractor shall confine the storage of materials and construction equipment in connection with the Work in accordance with all applicable ordinances, regulations, and laws and Contractor's safety procedures.  Contractor shall provide adequate safety barriers, signs, lanterns, and other warning devices and services to properly protect any person having access to or near the areas where Work is being performed at the Site.  Contractor shall follow Owner's instructions concerning the location of signs and posters, the time and location of the burning of debris, and any other similar nuisance items.

8.5              Cleaning Up..   Contractor shall, at all times, keep the Plant Site and other locations on the Site where the Work is performed, including storage areas used by it, in a clean and orderly condition and (free from weeds inside the Plant Site), combustible debris, and waste materials.  Upon completion of the Work, Contractor shall remove all rubbish from and about the premises and restore the Plant Site, other locations on the Site where the Work is performed and material storage locations at the Site to their original condition with special respect to ruts, and debris of all kinds.  Contractor, unless otherwise directed, shall return all unused material, to an Owner designated storage area at the Plant Site.

8.6              Underground Facilities..   Contractor shall be familiar with the requirements of the respective underground facility laws of the State of New Mexico.  Contractor shall identify (through "as-built" drawings, inspection or otherwise) to the extent necessary to perform the Work all underground facilities in the areas on the Site where Work is to be performed, including, but not limited to, gas, electric, telephone, water, drain lines, sewer, and the like.  Contractor will take the necessary steps to safeguard these underground facilities.  With respect to areas outside of the Plant Site, Contractor may rely on third parties, as necessary and appropriate, and in compliance with Applicable Laws.  Contractor shall notify the Owner's Project Manager, who will file a report of accident with the local Owner office at the time of any damage.

8.7              Other Contracts..   Owner may undertake or award other contracts for additional work at or near the Site.  Contractor shall fully cooperate with the other contractors and with Owner employees, and carefully coordinate scheduling and performing the Work to accommodate the additional work, heeding any direction that may be provided by Owner.  Contractor shall not commit nor permit any act that will interfere with the performance of work by any other contractor or by Owner employees.

ARTICLE 9

[INTENTIONALLY OMITTED]

ARTICLE 10

COMPLETION OF THE WORK

10.1          Mechanical Completion.

10.1.1           Mechanical Completion shall occur with respect to the Facility when the following requirements have been satisfied:

(a)                Contractor has constructed and installed all materials, equipment, components and systems constituting the Facility (except for completion of minor portions of the Work such as painting, final grading, final insulation, and any other portion of the Work not affecting the reliability, dependability, operability, safety, and mechanical and electrical integrity of the Facility) in all material respects in accordance with the Agreement;

(b)               Contractor has made available for inspection by Owner all Facility systems necessary to begin Performance Tests in accordance with procedures mutually agreed to at the time by Contractor and Owner;

(c)                the Work is mechanically and electrically sound, all systems have been flushed, cleaned out and filled as necessary and all required pre-operations checking and testing has been completed satisfactorily and all systems have been started up in accordance with procedures mutually agreed to at the time by Contractor and Owner; and

(d)               all systems and subsystems have been installed, the equipment and systems included therein can be operated in a manner that does not void any Subcontractor or system warranty and Contractor has made the Facility available for synchronization.

10.1.2           When Contractor believes that the requirements of Mechanical Completion have been met, Contractor shall issue a notice of Mechanical Completion to Owner.  Within five (5) Days after receiving such notice of Mechanical Completion, Owner shall advise Contractor, in writing, with reasonable precision, of any known reason(s) to believe that Contractor has not met the criteria for Mechanical Completion.  If Owner advises of any such reason(s), Contractor shall then take appropriate corrective action and again notify Owner, in writing, that the Facility has achieved Mechanical Completion.  Owner shall have five (5) Days after receipt of such notification to advise Contractor of any remaining known reason(s) under the preceding paragraph why Contractor has not met the criteria for Mechanical Completion.  This process shall be repeated as necessary until Owner agrees that no such reasons remain.  If Owner fails to notify Contractor of any such known reasons within the allotted time, the Facility shall be deemed to have achieved Mechanical Completion.  Otherwise, Mechanical Completion shall not be achieved until Owner and Contractor agree that all of the criteria for Mechanical Completion have been achieved.

10.2          Performance Testing.

10.2.1           Contractor may commence the Performance Tests any time after achieving Mechanical Completion of the Facility.

10.2.2           Contractor shall provide Owner with its schedule of Performance Tests, and its expected requirements for natural gas for such tests, at least sixty (60) days prior to the scheduled commencement date of those tests.  Contractor shall provide Owner with notice at least twenty (20) days prior to the date on which it intends to commence the Performance Tests and again forty-eight (48) hours in advance of the initial test.

10.2.3           Contractor shall furnish reports of all successful Performance Tests to Owner and to others as may be reasonably requested by Owner.  Contractor shall provide access to available data for unsuccessful test and re-tests only upon Owner's request.

10.2.4           Contractor shall maintain qualified personnel on the Site to supervise the activities of operating personnel regarding the operation and maintenance of the Facility until turnover upon Substantial Completion, and to provide technical direction for any Performance Tests including any re-testing periods following Substantial Completion.

10.2.5           At any time during and promptly after completion (whether or not apparently successful) of the Performance Tests (including without limitation any re-run of such tests), Owner shall advise Contractor and Contractor shall advise Owner in writing of any defects and deficiencies in the Facility or in its performance that were discovered or observed during such tests that render any of the Performance Tests results inaccurate and thus make such test unsuccessful.  Contractor shall, as a Reimbursable Cost, correct such defects and deficiencies and promptly advise Owner of such correction, specifying the measures taken and, if such defects and deficiencies require re-running of those tests, the date on which the Facility will be ready for the applicable Performance Tests to be re-run.  Subject to the further provisions of this Agreement, such tests shall thereafter be re-run promptly and the procedure set forth above in this Article 10.2 shall be repeated until all Performance Tests have been satisfactorily completed and all such defects and deficiencies have been corrected.

10.3          Substantial Completion.

10.3.1           Substantial Completion shall occur on the date on which:  (i) Mechanical Completion has occurred, (ii) the Performance Tests required for Substantial Completion in Exhibit A have been completed, (iii) the Facility has achieved 95% or more of the Target Performance Criteria for Facility output and 105% or less of the Target Performance Criteria for Facility heat rate, (iv) a thirty (30) hour continuous operation of the Facility has been demonstrated in accordance with the continuous operation test as described in Exhibit A, and (v) there are no known items of uncompleted Work as of such date that would prevent compliance with the criteria in Article 10.1.1(a), (c) and (d);

10.3.2           When Contractor believes it has achieved Substantial Completion of the Facility, Contractor shall tender a certificate of Substantial Completion to Owner in substantially the form attached hereto as Exhibit F-1, together with documentation sufficient for independent verification. Owner shall accept or reject Contractor's certification of Substantial Completion in writing within five (5) Business Days after receipt of Contractor's tender.  If Owner fails to notify Contractor of any such known reasons within the allotted time, the Facility shall be deemed to have achieved Substantial Completion.  If Owner rejects Contractor's certification of Substantial Completion, Owner shall identify its reasons for rejection in detail sufficient for verification and thereafter Contractor shall:

(a)                take prompt corrective action, as necessary, to achieve the requirements of Substantial Completion, and then submit a new certification of Substantial Completion to Owner as provided for above; or

(b)               disagree with Owner's reasons for such rejection, promptly notify Owner, and the Parties shall attempt to resolve the disagreement without delay.  If the disagreement cannot be resolved within five (5) Business Days, then Contractor may cease further Performance Testing and seek a determination whether or not Substantial Completion has been achieved under Article 12 "Dispute Resolution".

10.3.3           Notwithstanding the obligations of Contractor set forth in Articles 10.3.1 and 10.3.2, if Contractor is unsuccessful in meeting the Target Performance Criteria for the Facility after reasonable efforts to do so within ninety (90) days of the commencement of initial Performance Tests, Contractor shall not be obligated to continue to run Performance Tests.  In such case, Owner and Contractor shall discuss alternatives that may be available to Owner that may remedy the problems that Owner and Contractor have encountered during the attempted Performance Tests.  Contractor's costs of implementing any such alternative(s) that are agreed upon shall be Reimbursable Costs that are not included in the Contract Sum and not chargeable against the Target Price.

10.4          Punch List..   At the time of submitting a certificate of Substantial Completion, Contractor shall prepare and submit to Owner a Punch List and an estimate of costs necessary to complete the Punch List. Owner shall have five (5) Business Days from receipt of said Punch List to provide any comments to the Punch List.  The Parties shall review the Punch List and discuss the items to be included in a mutually agreed Punch List, with an estimate of the cost to complete the Punch List items.  Contractor shall diligently pursue completion of the Punch List within sixty (60) days following Substantial Completion as a Reimbursable Cost and shall notify Owner in writing upon Contractor's determination that Punch List Work is complete. Owner shall have five (5) Business Days to accept or reject Contractor's determination that the Punch List Work is complete.  If Owner rejects Contractor's determination, then Contractor may seek a determination whether or not the Punch List Work is complete under Article 12 "Dispute Resolution".

10.5          Final Completion.

10.5.1           Final Completion shall occur on the date on which:  (a) Mechanical Completion has occurred for the Facility, (b) Substantial Completion has occurred for the Facility, and (c) all other requirements for final payment under Article 4 have been completed, including completion of all Work remaining on the Punch List.

10.5.2           When Contractor believes it has achieved Final Completion, Contractor shall tender a certificate of Final Completion to Owner substantially in the form attached hereto as Exhibit F-2, and shall submit a request for final payment pursuant to Article 4 "Compensation". Owner shall accept or reject Contractor's determination of Final Completion in writing within five (5) Business Days after receipt of Contractor's tender.  If Owner fails to notify Contractor of any such known reasons within the allotted time, the Facility shall be deemed to have achieved Final Completion.  If Owner rejects Contractor's determination of Final Completion, Owner shall identify its reasons for rejection in detail sufficient for verification and thereafter Contractor shall:

(a)      take prompt corrective action, as necessary, to achieve the requirements for Final Completion, and then submit a new determination of Final Completion to Owner as provided for above; or

(b)      disagree with Owner's reasons for such rejection, promptly notify Owner, and the Parties shall attempt to resolve the disagreement without delay.  If the disagreement cannot be resolved within five (5) Business Days, then Contractor may seek a determination whether or not Final Completion has been achieved under Article 12 "Dispute Resolution".

ARTICLE 11

DEFAULT AND TERMINATION

11.1          Contractor Default..   Contractor shall be deemed to be in default if it at any time during the performance of the Work Contractor shall:

(a)                Materially fail to prosecute the Work or any portion thereof with sufficient diligence or otherwise commit a substantial breach of any material provision of this Agreement and Contractor does not commence and diligently proceed to cure such failure or breach within fifteen (15) calendar days following delivery of a notice from Owner to Contractor to remedy such failure or breach;

(b)               Become insolvent or make a general assignment for the benefit of its creditors;

(c)                File a petition in bankruptcy or have a petition in bankruptcy filed against it or an attachment or execution levied upon any of its property used hereunder, or have a receiver for its business appointed on account of the condition of such business or of insolvency;

(d)               Have any legal proceeding taken against it that interferes with the diligent and efficient performance and satisfactory completion of the Work and Contractor does not succeed in having such legal proceeding dismissed or stayed within fifteen (15) calendar days following delivery of a notice from Owner to Contractor requesting Contractor to do so;

(e)                Materially disregard or fail to comply with laws, ordinances, rules, regulations, or orders of any public authority having jurisdiction and Contractor does not commence and diligently proceed to cure such failure within fifteen (15) calendar days following delivery of a notice from Owner to Contractor to remedy such failure;

(f)                 Attempt to assign this Agreement without obtaining Owner's prior consent; or

(g)                Failure to make an undisputed payment to Owner when due hereunder and Contractor does not cure such failure within five (5) Business Days following delivery of a notice from Owner to Contractor to remedy such failure;

11.2          Right to Terminate for Cause..   If at any time Contractor shall be deemed in default pursuant to Article 11.1 "Default", Owner may elect to terminate this Agreement in accordance with Article 11.3 "Termination by Owner for Cause".

11.3          Termination by Owner for Cause..   If Owner elects to terminate this Agreement due to Contractor's default under the terms of Article 11.1, Owner shall give written notice of termination to Contractor specifying the date of termination, which date shall provide Contractor with a reasonable period during which Contractor is able to demobilize, which period shall be no shorter than ten (10) Business Days.  Owner may, at its option, (a) take possession of the Site and take possession of or use all materials, equipment, tools, and construction equipment and machinery owned by Contractor to maintain the orderly progress of, and to finish the Work; or (b) finish the Work by whatever other reasonable method it deems expedient.

11.3.1           Upon any such termination for cause, Contractor shall be compensated for all Reimbursable Costs incurred for Work then performed.  In the event that Owner uses any of Contractor's equipment or tools, Owner shall return the same to Contractor in good condition and repair, reasonable wear and tear excepted, and shall pay Contractor for the use thereof as provided in Article 4.  If the difference between the Target Price and the balance of the Contract Sum through the date of such takeover by Owner exceeds the cost of finishing the Work and any other extra costs or damages incurred by Owner in completing the Work, or otherwise as a result of Contractor's default, Contractor shall be compensated for the earned portion of the Fee provided for in Article 4, prorated for the month based upon when the effective date of the termination occurs in addition to the above Reimbursable Costs.  If such costs of finishing the Work and any other extra costs or damages incurred by Owner in completing the Work, or otherwise as a result of Contractor's default, exceed the sum of [*] plus the difference between the Target Price and the balance of the Contract Sum through the date of such takeover by Owner, such excess shall be deemed an Overrun and Contractor shall pay [*] of such excess costs to Owner, subject to the limitation on Contractor's responsibility for Overruns as set forth in Article 4.4.  These obligations for payment shall survive termination of this Agreement.

11.3.2           Termination of the Work in accordance with this Article shall not relieve Contractor of its responsibilities for Work performed.

11.3.3           If Owner terminates Contractor for default under this Article, and it is later determined that Contractor was not in default, then such termination shall be deemed a termination for convenience pursuant to Article 11.4.

11.4          Termination by Owner for Convenience..   Owner may, upon thirty (30) calendar days advance written notice to Contractor, suspend, abandon, or terminate the Work, or any portion thereof, and terminate this Agreement, for any reason whatsoever including for the convenience of Owner without regard to whether or not Contractor has defaulted or failed to comply with the provisions of the Contract Documents.

11.4.1           If Owner terminates the Work, or any portion thereof for convenience, Owner shall pay Contractor for all Reimbursable Costs for the parts of the Work done prior to the effective date of termination, including materials provided, plus any Subcontractor or vendor cancellation costs, plus an amount for the Contractor's substantiated, reasonable direct costs necessarily incurred in preparation for the parts of the Work not yet performed and in shutting down its operations; plus an amount for a reasonable part of the Fee which Contractor would otherwise have earned for the percentage of Work performed prior to such termination.  Contractor shall not be entitled to any other costs or damages whatsoever arising out of Contractor's performance of the Work and the termination by Owner for convenience.

11.5          Stopping Work..   When Owner terminates the Work in accordance with Article 11.3 "Termination by Owner for Cause" or 11.4 "Termination by Owner for Convenience", Contractor shall take the actions set forth below.

11.5.1           Unless Owner directs otherwise, after receipt of a written notice of termination for either cause or convenience, Contractor shall promptly:  (1) stop performing Work on the date and as specified in the notice of termination; (2) place no further orders or subcontracts for materials, equipment, services or facilities, except as may be necessary for completion of such portion of the Work that is not terminated; (3) cancel all orders and subcontracts, upon terms acceptable to Owner, to the extent that they relate to the performance of Work terminated; (4) assign to Owner all of the right, title, and interest of Contractor in all orders and subcontracts; (5) deliver completed Work to Owner and take such action as may be necessary or as directed by Owner to preserve and protect the Work, Site, and any other property related to the Work in the possession of Contractor in which Owner has an interest; and (6) continue performance only to the extent not terminated.

11.5.2           In the case of any termination, Contractor shall proceed with the orderly demobilization and close out of the Work, and the costs for such services shall be Reimbursable Costs.

11.6          Suspension of the Work..   Owner may, for any reason, at any time suspend the carrying out of the Work or any part thereof by ten (10) Business Days advance written notice to Contractor.  Any such notice shall specify the date of suspension, the expected duration of the suspension and any other information relevant to the scope of work being suspended.  Whereupon Contractor shall suspend the carrying out of the Work or any part thereof for such time or times and in such manner as Owner may require.  During any such suspension, Contractor shall properly protect and secure the Work in such manner as Owner may reasonably require.  Unless otherwise instructed by Owner, Contractor shall, during any such suspension, maintain its staff and labor on or near the Site and otherwise be ready to proceed with the Work upon receipt of Owner's further instructions.  Should the Work be so suspended, Contractor shall be paid for all costs incurred in accordance with the provision of Article 4 and the applicable portion of the Fee earned for Work performed to the date of suspension and through demobilization, including any suspension or cancellation charges by Subcontractors.  When a suspension equals or exceeds one hundred eighty (180) Days in the aggregate, Contractor may elect to treat such suspension as a Cancellation for Convenience of Owner pursuant to Article 11.4.  Owner and Contractor shall negotiate a Change Order to address the impact of any suspension by Owner hereunder on the Target Price, the Work Progress Schedule and Contract Completion Date in accordance with Article 5 "Changes in the Work" of the Agreement.

11.7          Owner Default..   Should any Owner Party become insolvent or bankrupt and the other Owner Parties do not provide Contractor with reasonable assurance of their continued willingness and ability to perform the obligations of Owner hereunder or should Owner commit a breach or default of any of the covenants or obligations hereunder and (a) fail to remedy the same within ten (10) calendar days after written notice thereof from Contractor if the breach constitutes a failure to pay money, or (b) fail to commence proceedings to remedy the same within ten (10) calendar days after written notice thereof from Contractor and thereafter to proceed diligently in remedying the same if the breach is other than to pay money, then Contractor may, at its option, suspend performance or terminate this Agreement.  Should Contractor so suspend or terminate this Agreement, it shall be paid for all costs incurred and Work performed to the date of suspension/termination in accordance with the provisions of Article 4, including any cancellation charges by Subcontractors, and the cost of all standby and demobilization/remobilization expenses plus the earned portion of the Fee provided for in Article 4.

11.8          Delivery of Documents..   Upon the suspension or termination of this Agreement, in whole or in part, pursuant to either Article 11.3 "Termination by Owner for Cause", 11.4 "Termination by Owner for Convenience", 11.6 "Suspension of the Work" or 11.7 "Owner Default", Contractor shall execute and deliver all such instruments and take all such steps, including assignment of its contractual rights with third parties, as may be required to fully vest in Owner all right, title, and interest in all Work, including but not limited to all plans, specifications, deliverables, materials, and equipment procured and all contractual rights, and/or cancel or terminate, at Owner's option, such of those contractual rights including, but not limited to, subcontracts and purchase orders as may be requested in writing by Owner.

ARTICLE 12

DISPUTE RESOLUTION

12.1          Dispute Resolution..   Initially, Owner's Project Manager and Contractor's Project Director shall attempt to resolve any dispute that may arise in connection with this Agreement.  If they are unable to resolve the dispute within ten (10) days, either Party may, by notice, refer the dispute to the senior management of the Parties for resolution.  If the senior management of the Parties are unable to resolve the dispute within ten (10) days of meeting initially to resolve the dispute, the dispute may be submitted to mediation upon the mutual agreement of the Parties.  In the event the Parties do not agree to mediate the dispute or are unable to resolve the dispute through mediation and the aggregate amount of the claim (including counterclaims) is less than One Million Dollars ($1,000,000.00), then the dispute shall be resolved by binding arbitration.  Such arbitration shall be governed by the New Mexico Uniform Arbitration Act, NMSA 1978 § 44-7A-1, et seq. as amended.  A Party electing to submit a dispute to arbitration shall give the other Party a timely Demand for Arbitration pursuant to Article 7.3 "Notices" and such Demand for Arbitration shall describe the nature of the dispute and the amount in controversy.  The Parties shall then jointly select an arbitrator and failing such mutual agreement, the arbitrator shall be appointed by a New Mexico State District Court Judge.  The arbitration shall be held in Albuquerque, New Mexico.  Discovery shall be by agreement of the Parties or as ordered by the arbitrator, provided that the Parties shall comply with the following minimum discovery requirements: at least thirty (30) calendar days prior to the arbitration, the Parties shall exchange copies of all exhibits to be used at the arbitration, all project documents in any way related to the dispute, a list of witnesses and a summary of the matters as to which each witness is expected to testify.  A reasonable number of depositions may be taken.  All costs of mediation and arbitration (including the fees of the mediator and arbitrator) shall be split equally by the Parties, except that the Parties shall be responsible for payment of their own attorney fees, expert fees, preparation fees, travel costs, witness fees, photocopying and similar costs.  This agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law of the State of New Mexico.  Indemnity claims are not subject to mandatory arbitration.  If the aggregate amount of the claim in dispute exceeds One Million Dollars ($1,000,000.00), then the Parties may agree to submit the matter to binding arbitration under the New Mexico Uniform Arbitration Act, NMSA 1978 § 44-7A-1, et seq. as amended, and failing such agreement, either Party may bring an action only in the federal or state courts of New Mexico (however, indemnity claims against a Party may also be brought in any court or tribunal in which the other Party is initially sued).  Nothing in this Article shall affect a Party's right to terminate this Agreement pursuant to Article 11 "Default and Termination".

12.2          Waiver of Jury Trial..   To the full extent permitted by law, Owner and Contractor hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect to any litigation based hereon, or arising out of, under, or in connection with, this Agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of Owner or Contractor.  The Parties acknowledge and agree that they have received full and sufficient consideration for this provision and that this provision is a material inducement for each Party entering into this Agreement.

ARTICLE 13

INDEMNITY AND LIMITATIONS OF LIABILITY

13.1          General Liability; Indemnification..   Contractor shall indemnify and hold harmless Owner, including its officers, employees or agents, for bodily injury to or death or damage to third party property only to the extent that the liability, damages, losses or costs are caused by, or arise out of, the negligence or willful misconduct of Contractor or its officers, employees or agents in the performance of the Work.

13.2          Liability for Owner Property..   Except as provided in Article 2.13, the Parties agree that Owner's property insurance will cover all risks, damage and losses to property owned by or in the custody of Owner prior to Substantial Completion.  After Substantial Completion, Owner's property insurance, which is to be provided pursuant to Article 15.4, will cover all risks, damage and losses to property owned by or in the custody of Owner.  Deductibles for losses covered under the property coverage and non-covered losses shall be paid by Owner and Owner hereby releases Contractor from any liability for property damage arising from the ownership, use or operation of the Facility or any part thereof, subsequent to the transfer of care, custody and control to Owner.  If at any time the Owner Parties are not the sole owners of the Facility or existing property at the Site or operators of the Facility, Owner shall obtain waivers and releases from such other owners or operators sufficient to provide to Contractor the same protection from liability for loss or damage that would be afforded to Contractor under this Agreement as if Owner were the sole owner or operator.

13.3          Trespass..   Contractor shall be solely responsible for any act of trespass or any injury to adjacent third party property, resulting from or in connection with Contractor's performance of the Work.  Contractor shall be liable for any claims that may arise from Contractor's deposit of debris of any kind upon adjacent property.

13.4          Intellectual Property Rights Infringement Indemnity..   Contractor warrants that none of the Work performed by Contractor, or the documents, goods or equipment produced, designed, fabricated, or assembled by Contractor pursuant to this Agreement infringe upon or violate any patent, copyright, trade secret, or any other intellectual or proprietary rights of any third party.  If any third party makes a claim or commences a proceeding against Owner regarding the Work, alleging such an infringement or violation, then subject to this Article 13.4, Contractor shall indemnify, defend and save harmless Owner, its directors, officers, employees, agents and affiliates from and against all damages and costs incurred by or awarded against Owner (including court costs and reasonable attorney's fees).  Contractor agrees to include, as a term or condition of each purchase order employed by it in the performance of the Work, a patent indemnification provision extending from the Subcontractor under such purchase order to Owner and Contractor and to render such assistance to Owner as may be reasonably required on a Reimbursable Cost basis to enforce the terms of such indemnification by such Subcontractors. Owner will notify Contractor if any such claim is made or proceeding is commenced.  Owner may, at its option, be represented by separate legal counsel in any such claim or proceeding, however, Contractor shall not be obligated to reimburse Owner the costs and expenses incurred by Owner in being so represented.  If the use of any of the Work, or the results of such Work, or documents, goods, or equipment, or any part thereof, furnished under this Agreement in connection with the Work is held in any such claim or proceeding to constitute an infringement and/or is enjoined, whether temporarily or permanently, Contractor shall, at its sole cost and expense,  do any of the following (the selection of which shall be at the sole discretion of the Contractor):

(a)                Procure for Owner the right to use the Work or results of such Work or such documents, goods and equipment; or

(b)               Replace the Work or the results of such Work or such documents, goods, or equipment with non-infringing Work, documents, goods or equipment having the equivalent functionality as the infringing or allegedly infringing Work, documents, goods or equipment; or

(c)                Modify such Work, documents, goods, or equipment so as to make them non-infringing, but equivalent in functionality.

13.5          Owner's Use of Drawings and Specifications..   Drawings and specifications prepared by Contractor pursuant to this Agreement, which Owner may require Contractor to supply in accordance with the Agreement, shall become the property of Owner, and Owner agrees to use the information contained therein solely for the purpose of facilitating or completing construction, maintenance, operation, modification and repair of the Facility (and not for duplication of the Facility, in whole or part) and agrees not to disclose the same or information contained therein to third parties (other than employees, agents or consultants of Owner) for any other purpose, without written notification to Contractor.  In the event Owner uses such information for any other purpose, Owner agrees to release, defend, indemnify and hold Contractor harmless from and against any liability arising out of claims or suits asserted against Contractor even though such claims or suits may be based on allegations of negligence of Contractor.  Nothing herein shall be construed as limiting Contractor's ownership of all rights to use its basic know-how, experience and skills, whether or not acquired during performance of the Work or to perform any engineering design or other Work for any other party.

13.6          Consequential Damages..   Contractor shall not be held responsible for consequential, incidental, special or indirect damages, including without limitation, liability for loss of use of the Facility, or Owner's existing property, loss of profits, interest, product or business interruption, increased costs of operations and maintenance or staffing needs, however the same may be caused.  The waiver in this Article does not apply to the indemnity obligations of Contractor for any third party claims that may arise under Article 13.1.

13.7          Limitation of Liability..   Except for [*], Contractor's aggregate liability to Owner arising from this Agreement and the Work shall in no event exceed [*], and Owner releases Contractor from any liability and damages in excess of such amount.  Contractor shall have no obligation to Owner with respect to any damage or loss to property caused by the perils of war, insurrection, revolution, nuclear reaction, or other like perils as may be excluded under the scope and limits of the insurance coverage provided pursuant to Article 15.2.  To the extent allowed by Applicable Law and except as otherwise specifically provided in this Agreement, indemnities against, releases from, assumptions of and limitations of liability expressed in this Agreement, as well as waivers of subrogation rights, shall apply even in the event of the fault, negligence or strict liability of the Party indemnified or released or whose liability is limited or assumed or against whom rights of subrogation are waived and shall extend to the officers, directors, employees, licensors, agents, partners and related entitles of such Party and its partners and related entities.

ARTICLE 14

DRUG, ALCOHOL, SAFETY AND HAZARDOUS MATERIALS

14.1          Drug and Alcohol Policy..   During the term of the Agreement, Contractor is required to have in place, and comply with a drug and alcohol policy that meets or exceeds the requirements and procedures contained in Owner's drug and alcohol policy, a copy of which is attached hereto as Exhibit J.   Owner's policy description states:  "It is the policy of the Owner to provide a work environment that is free from the use, consumption, possession, sale or distribution of illegal drugs or alcohol and from the misuse of legal drugs on the Owner's premises, including vehicles used on Owner business. Accordingly, the Owner requires that employees and contractors alike will be subject to testing to determine the presence of illegal drugs, alcohol or inappropriately used legal drugs while performing Owner business. Consumption of alcohol during employee breaks or lunch is strictly prohibited. Employees must be fit for duty and not be under the influence of alcohol or controlled substances (without a valid prescription for the controlled substances) when employees present for Owner duty and at all times while at work or on duty or when on Company Premises."  Contractor's policy shall include: reasonable testing procedures, full compliance with all Department of Transportation requirements for covered functions.  Further, Contractor is responsible for testing and other related costs, for providing all required reports to any government agency, and, at Owner's request, Contractor shall make its Policy and drug/alcohol testing statistics available to Owner's drug and alcohol testing program administrators as identified by Owner from time to time.

14.2          Safety Materials..   Contractor agrees and warrants that all materials supplied by Contractor and articles and/or Work provided by Contractor in connection with the Work meet the safety standards established and promulgated under the Federal Occupational Safety and Health Act of 1970 and, if applicable, the Federal Motor Carrier Safety Act, or under any Applicable Law of a state in lieu thereof, for the protection of employees who will be affected by the use or performance of said articles and/or Work.  Contractor shall comply with all federal, state, and local rules and regulations governing safety and the safe operation of commercial motor vehicles and the safe performance of the Work.

14.3          Safety Precautions..   Contractor shall be solely responsible for initiating, maintaining and supervising all safety precautions and programs concerning the performance of the Work in accordance with all Applicable Laws.  Contractor shall provide and be directly responsible for its own safety program for its employees and for the safe operation of its own vehicles and equipment.  Contractor shall furnish Owner with a copy of its Safety Manual which has been compiled and designed for the Facility.  Contractor shall comply with its own safety manual.

14.3.1           In carrying out its responsibilities according to the Contract Documents, Contractor shall (a) protect the lives and health of employees performing the Work and other persons who may be affected by the Work; and shall erect and maintain all reasonable safeguards for such safety and protection; (b) prevent damage to materials, supplies, and equipment whether on-site or stored off-site; (c) prevent damage to other property at the Site or adjacent thereto; and (d) notify Owner's Project Manager when prosecution of the Work may affect owners of adjacent properties and utilities.

14.3.2           Accident Reporting. In case of an accident involving Contractor and the Work, a written notice shall be prepared by Contractor and one copy thereof given to Owner within twenty-four (24) hours of the occurrence of the accident.  Verbal notification of any serious or fatal injuries shall be provided within three (3) hours of the injury.

14.3.3           In the event Owner has a reasonable objection to any employee of Contractor, Contractor shall investigate and take appropriate disciplinary action, up to and including removal of the employee from Owner's premises.

14.4          Hazardous Materials

14.4.1           No Hazardous Materials to Be Brought on to Site.  Contractor shall not, nor shall it permit or allow any Subcontractor to bring Hazardous Materials on the Site and shall bear all responsibility and liability for such materials; provided, however, that Contractor and its Subcontractors may bring onto the Site such Hazardous Materials as are necessary to perform the Work so long as the same is done in compliance with Applicable Laws and Contractor shall remain responsible and strictly liable for the management, transportation, treatment and disposal of all such Hazardous Materials.  Contractor shall notify Owner prior to bringing any Hazardous Materials on to the Site and shall provide Owner's Project Manager (or his designated representative), the following information with respect to any Hazardous Materials:  (a) material safety data sheet ("MSDS"), (b) quantity (volume/mass), (c) length of time on Site, (d) container type; and (e) disposal location if disposed or otherwise managed.  Contractor shall require all Subcontractors and suppliers to provide the information required under this sub-article to Owner prior to bringing any Hazardous Materials to the Site.  Contractor shall exclude the use of lead paint and material containing asbestos and Contractor shall minimize the use of acetone and chlorinated solvents and similar substances at the Site, and shall require all Subcontractors and suppliers to adhere to the same restrictions.

14.4.2           Indemnification.  Contractor hereby indemnifies and agrees to defend and hold Owner harmless from any and all loss, liability, claim, cause of action, suit, damage, cost, attorney fee, or expense arising out of the existence, handling, treatment, storage, removal, remediation, avoidance, or other appropriate action (if any), with respect to any Hazardous Materials that (a) were brought or caused to be brought on the Site by Contractor and released to the environment by any act or omission of Contractor or any Subcontractor in the course of performance of the Work or (b) were the result of any willful or unlawful act or omission of Contractor or any Subcontractor.

14.4.3           Discovery of Hazardous Materials at Site..   If, during the course of the performance of the Work, Contractor or any Subcontractor discovers, or reasonably believes it has discovered in, on or under any part of the Site, any Hazardous Materials (other than Hazardous Materials that Contractor or a Subcontractor has brought onto the Site, generated or produced by Contractor (or its Subcontractors) from materials brought to the Site by Contractor (or its Subcontractors), Contractor shall promptly advise Owner and shall follow Owner's direction with respect to such Hazardous Materials.  Owner shall undertake the abatement and disposal of any Hazardous Materials existing at the Site which are encountered by Contractor in the performance of the Work, and dispose of waste generated by the Facility during start-up, testing and operation of the Facility.

14.4.3.1        Contractor's costs resulting from its compliance with Owner's direction pursuant to this Article 14.4.3 shall be Reimbursable Costs and, subject to inclusion in a Change Order that adjusts the Target Price, included in the Contract Sum.  In general, Owner is responsible for the cost and actions necessary for removing Hazardous Materials not brought onto the Site by Contractor (or its Subcontractors) or not generated or produced by Contractor (or its Subcontractors) from materials brought to the Site by Contractor (or its Subcontractors).

14.4.3.2        To the extent Contractor encounters Hazardous Materials not introduced by Contractor, Contractor shall use reasonable efforts to minimize the consequences to the Work Progress Schedule of dealing with such Hazardous Materials.

14.4.3.3        Owner has disclosed or shall promptly disclose to Contractor as information becomes available (i) any reports, test results, public records and other sources of information known to Owner which show areas of Contamination at the Site and (ii) any other information related to the condition of the Site.  Anything herein to the contrary notwithstanding, title to, ownership of, and legal responsibility and liability for any Contamination shall remain with Owner.  Owner shall, at Owner's sole expense and risk, arrange for handling, storage, transportation, treatment and delivery for disposal of Contamination.  Owner shall be solely responsible for obtaining a disposal site for such material.  Contractor shall not have or exert any control over Owner in Owner's obligations or responsibilities as a generator in the storage, transportation, treatment or disposal of any Contamination.  Owner shall complete and execute, in accordance with Applicable Law, any required governmental forms relating to regulated activities, including, but not limited to, generation, storage, handling, treatment, transportation, or disposal of Contamination.  In the event that Contractor executes or completes any required governmental forms relating to regulated activities, including, but not limited to, storage, generation, treatment, transportation, handling or disposal of Hazardous Materials (other than in connection with Contractor's responsibilities under Article 14.4.1), Contractor shall be and be deemed to have acted as Owner's agent.  Owner shall indemnify, release and hold Contractor, its Affiliates, and their respective officers, directors, agents and employees harmless from all costs, liability, damages and penalties assessed against or paid by Owner or Contractor resulting from Contamination.

14.4.4     Contractor's Responsibility..   Contractor shall be responsible for the handling, management, treatment, storage, removal, remediation, avoidance, or other appropriate action (if any), with respect to any Hazardous Materials present at, on, in or under, or migrating and/or emanating to or from the Site, that:  (a) were brought or caused to be brought on the Site and released to the environment by any act or omission of Contractor or any Subcontractor in the course of performance of the Work; (b) were brought to the Site or caused to be brought to the Site by Owner for Contractor's use in the performance of the Work and that are released to the environment by any act or omission of Contractor or any Subcontractor in the course of performance of the Work; or (c) were the result of any willful or intentional act of Contractor or any Subcontractor.  Notwithstanding the provisions of clause (a) of this Article 14.4.4, Contractor shall not be liable for any Hazardous Materials brought, or caused to be brought, to the Site by Contractor that are released to the environment by the willful or intentional act or omission of Owner.

ARTICLE 15

INSURANCE

15.1          Contractor's Insurance..   Prior to commencement of the Work, Contractor shall obtain the insurance set forth below and all insurance that may be required under the applicable laws, ordinances and regulations of any governmental authority.  Contractor shall furnish to Owner a completed certificate of insurance coverage and which specifically requires thirty (30) calendar days prior notice to Owner of cancellation, termination or any material change of any such insurance policy.  Review of the Contractor's insurance by Owner shall not relieve or increase the liability of Contractor.

15.2          Coverage..   Without limiting any of the liabilities or other obligations of Contractor under this Agreement, including but not limited to Article 13 "Liability", Contractor shall obtain and maintain in effect, with forms and insurers acceptable to Owner, until all the obligations under this Agreement are satisfied, the following insurance policies providing coverage protecting against claims for personal and bodily injury or death, as well as claims for third party property damage which may arise from operations in connection with the Work whether such operations are by Contractor or any Subcontractor:

(a)                Worker's Compensation Insurance. To cover obligations imposed by federal and state statutes pertaining to Contractor's employees engaged in the performance of any Work, and Employer's Liability Insurance with a limit of Two Million Dollars ($2,000,000).

(b)               Commercial General Liability Insurance, or the equivalent, with a limit of Two Million Dollars ($2,000,000) per occurrence.  This project specific policy shall include coverage for bodily injury liability, broad form property damage liability, blanket contractual, Contractor's protective, products liability and completed operations.  The Owner Parties are to be added as additional insureds with respect to this project specific policy.

(c)                Business Automobile Liability Insurance, or the equivalent, with limit of Two Million Dollars ($2,000,000) per accident with respect to Contractor's vehicles whether owned, hired, or non-owned, assigned to or used in the performance of any Work required to be performed by Contractor pursuant to the Contract Documents.

(d)               Excess Liability.  Excess Liability Insurance covering claims in excess of the underlying insurance described in paragraphs (a) (with respect to only Employers Liability Insurance) and (c) (with respect to Business Automobile Liability Insurance) with a limit per occurrence of $13,000,000.  The amounts of insurance required in the foregoing paragraphs (a) and (c) and this excess insurance section (d) may be satisfied by purchasing coverage in the amounts specified or by any combination of primary and excess insurance, so long as the total amount of insurance meets the requirements specified above.

(e)                Endorsements and Other Requirements.

                                                   (1)            Waiver of Subrogation. Insurers shall waive all rights of subrogation against Owner, Owner's officers, directors, agents and employees, as well as Owner's parents and affiliated or associated companies and each of their respective officers, directors, agents and employees, the Contractor and, where required by contract, any other party as requested by Owner or Contractor.

                                                   (2)            Severability of Interest.  The liability insurance specified in paragraph (b) of this Article 15.2 shall state that, with respect to coverage of more than one insured, all terms conditions, insuring, agreements and endorsements, with the exception of limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

                                                   (3)            Primary and Non-Contributory. The liability insurance specified in paragraph (b) of this Article 15.2 by the Contractor shall be primary insurance.  Any other insurance carried by the Owner shall be excess and not contributory with respect to the insurance required hereunder.

15.3          Subcontractors..   Contractor shall require that each Subcontractor maintain normal and customary insurance typically obtained from such Subcontractors by Contractor, and such additional insurance as agreed to by Contractor and Owner.

15.4          Owner's Insurance..

(a)                Builder's Risk.  Owner shall provide standard form "All Risk" Builder's Risk or Installation Insurance covering 100% of the replacement value of existing property (or to such other amount to the extent commercially available) and all property built or installed along with any and all materials, equipment and machinery intended for the Site during off-site storage and inland transit.  Coverage shall contain an agreed amount endorsement waiving any coinsurance penalty.  Such insurance shall be for the benefit of Owner, Contractor, Owner's other contractors and Contractor's Subcontractors, covering physical loss or damage to the Facility and the Work.  Coverage shall include fire, explosion, extended coverage, expediting expense, collapse, earthquake, flood, and boiler and machinery (including electrical injury and mechanical breakdown).  There shall be no exclusion for resultant damage caused by faulty workmanship, design or materials.  Coverage shall contain no exclusions for testing.  The coverage shall provide for deductibles that are no greater than $100,000 for general losses, $250,000 for losses resulting from testing; $500,000 for losses resulting from the testing of the steam turbine generator and $1,000,000 for losses resulting from the testing of the combustion turbine generator.

(b)               Property Insurance. From and after the date of Substantial Completion, Owner shall maintain appropriate property insurance for the Facility and Owners property at the Site, which shall name Contractor as an additional insured for the period ending twelve (12) months after Substantial Completion and which shall include a waiver of rights of subrogation against Contractor, its Affiliates, and their vendors and Subcontractors.  Nothing in this Article 15.4(b), however, shall require Owner to provide insurance covering Contractor's warranty obligations hereunder.

ARTICLE 16

OWNERSHIP OF PLANS AND CONFIDENTIALITY

16.1          Title to plans and specifications..   All models, drawings, specifications, technical data, and other documents and information furnished to Contractor by Owner or prepared by Contractor as a deliverable to Owner (as described in Exhibit A) are confidential and proprietary to Owner, are and shall remain the property of Owner, cannot be copied or otherwise reproduced or used in any way, except in connection with the Work, and cannot be disclosed by Contractor to any third party (other than Subcontractors for purposes of performing the Work) or used in any manner detrimental to the interests of Owner.  The Parties agree that they will use the above described documents and information solely for the purposes of this Facility, including its design, construction, procurement, maintenance, operation, modification and repair.  The Parties agree not to use the above referenced documents and information for other projects or for purposes unrelated to the Facility.  If either Party misuses the documents and information in breach of this Article 16.1, then that Party shall indemnify, defend and hold harmless the non-breaching Party from all claims asserted against the non-breaching Party arising out of such misuse. Nothing in the Article shall be construed as limiting Contractor's ownership of all rights to use its basic know-how, experience and skills, whether or not acquired during performance of the Work or to perform any engineering design or Work for any other party. Also, nothing in this Article shall prohibit Owner from using Owner furnished information on other projects or for other uses.

16.2          Confidentiality..   A Party (the "Disclosing Party") may furnish to the other Party (the "Receiving Party") information marked "Confidential" including but not limited to plans, drawings, specifications and procedures for use as required in the performance of the Work.  The Receiving Party agrees to keep confidential and not to disclose to third parties (other than its Subcontractors, employees, agents and consultants who are associated with the Facility) the information so disclosed by the Disclosing Party (as well as all information disclosed by Contractor in connection with its proposal to Owner for the Work) without the prior written consent of the Disclosing Party, provided, such restrictions shall not apply to (1) information in the Receiving Party's possession or known to it prior to its receipt from the Disclosing Party, (2) information that is independently developed by the Receiving Party without the utilization of such confidential information of the Disclosing Party, (3) information that is or becomes public knowledge without the fault of the Receiving Party, (4) information that is or becomes available to the Receiving Party from a source other than the Disclosing Party, so long as the Receiving Party reasonably believes such source is lawfully entitled to disclose such information, and (5) information that is or becomes available on an unrestricted basis to a third party from the Disclosing Party or from someone acting under its control.  Such restrictions on use and disclosure shall expire on the fifth year anniversary following the date received by the Receiving Party. Further, such restrictions shall not apply to any information that must be disclosed by the Receiving Party as required by law.

ARTICLE 17

UNCONTROLLABLE FORCES

17.1          Uncontrollable Forces..   Neither Party shall be considered to be in default in respect to any obligation hereunder, if delays in or failure of performance shall be due to Uncontrollable Forces.  "Uncontrollable Forces" shall mean any event that adversely affects or prevents any Party (including such Party's subcontractors) from performing any of its obligations in accordance with the terms of this Agreement, other than payment of money, but only if and to the extent that such events and circumstances are not within the affected Party's reasonable control and are not due to its fault or negligence.  So long as the foregoing conditions are met, an Uncontrollable Force shall, include, but is not limited to, acts of God, earthquake, storm, fire, flood, explosions, accidents, lightning, epidemic, war, riot, acts of the public enemy; act of war (declared or undeclared), hostilities, acts of terrorism or threats of terrorism; rebellion or sabotage or damage resulting therefrom; expropriation or confiscation of facilities; civil disturbance, sabotage; changes in law; compliance with any order or request of any governmental authority, inability to obtain permits, licenses, and authorizations from any local, state, or federal agency or person for any of the materials, supplies, equipment, or Work required to be provided hereunder, fuel shortages; breakdown or damage to generation and transmission facilities belonging to Owner; failure of facilities; strikes or other labor disturbances (excluding however, strikes or labor actions of Contractor's employees taking place at the Site unless (i) the event at the Site is itself part of a regional or national action that is not directed specifically and solely at Contractor, (ii) the event is of a political nature or (iii) the strike is in breach or violation of any applicable national, federal, industry or national supplementary labor or union agreement applicable in the construction industry); and restraint by court or public authority.  Nothing contained herein, however, shall be construed to require either Party to prevent or settle a strike or other labor dispute against its will.  The Party whose performance hereunder is so affected shall immediately notify the other Party of all pertinent facts and take all reasonable steps to promptly and diligently prevent such causes if feasible to do so, or to minimize or eliminate the effect thereof without delay.  Contractor's Target Price, Contract Completion Date and other affected obligations shall be adjusted to account for any Uncontrollable Forces and Contractor shall be reimbursed by Owner under Article 4 for all costs incurred in connection with or arising from Uncontrollable Forces, including, but not limited to, those costs incurred in the exercise of reasonable diligence to avoid or mitigate Uncontrollable Forces.  To the extent practicable under the circumstances, Contractor and Owner shall confer on any alternative mitigation plans, including the relative costs and benefits of those plans, and Contractor shall implement the mitigation plan authorized by Owner.

ARTICLE 18

OTHER PROVISIONS

18.1          EEO Clauses and Executive Orders..   Owner is an equal opportunity employer.  Pursuant to Executive Orders 11246, 11625, 11701, and 11758, as amended or superseded, in whole or in part from time to time, and all regulations issued thereunder, it is agreed that all applicable laws, rules, and regulations are incorporated by reference in this Agreement and bind Contractor as a contractor of Owner.  Contractor further agrees to follow all federal, state, and local non-discrimination and other employment laws, regulations, rules and ordinances.

18.2          Assignment..   This Agreement and all provisions hereof shall inure to and be binding upon the respective Parties, their successors, and assigns.  Since Contractor was selected to perform the Work covered by this Agreement based on its professional qualifications, among other considerations, Contractor shall not assign this Agreement or any part hereof without the prior written consent of each of the Owner Parties.  Each Owner Party shall have the right to assign its interests in this Agreement without Contractor's consent.  Each Owner Party shall promptly notify Contractor in writing of any such assignment, unless such assignment is to an affiliate of such Owner Party because of the reorganization of the assets, business function or structure of such Owner Party.  In the event an Owner Party assigns any portion of its interests in this Agreement, the assigning Owner Party shall not be relieved of its financial responsibility related to the portion of this Agreement so assigned unless Contractor's consent is obtained, which consent shall not be unreasonably withheld, delayed or conditioned.  Notwithstanding the foregoing, this Agreement may be assigned without consent to the successor of either Party, or to a person, firm or corporation acquiring all or substantially all of the business assets of such Party or to a wholly owned subsidiary of either Party.

18.3          Independent Contractor..   In performing the Work, Contractor is acting and shall be deemed for all purposes to be an independent contractor.  Owner and Contractor are not partners, agents or joint ventures with each other, and this Agreement is not intended to nor shall it be construed to create a partnership, joint venture, or agency relationship between Owner and

Contractor.  Contractor shall complete the Work according to Contractor's own procedures, techniques, sequences, means and methods of work, which shall be in the exclusive charge and control of Contractor, and which shall not be subject to the control and supervision of Owner, except as to the results of the Work.  Contractor shall be entirely and solely responsible for its acts and the acts of its employees and agents while engaged in the performance of the Work.  Except as allowed by this Agreement, Contractor, its employees and agents shall not hold themselves out as employees or agents of Owner.  Contractor and its employees are hereby expressly precluded from and not entitled to any employee benefits from any Owner Party. For the purpose of clarifying the ineligibility of the Contractor under Owner's employee benefits plans or programs, Contractor and its employees are hereby specifically excluded from any eligibility and/or are deemed a "temporary employee" when such term is used to define ineligibility in benefits in any Owner Party's employee benefit plan or program.

18.4          No Waiver..   No term, covenant or condition of the Contract Documents or any breach thereof shall be deemed waived, unless such waiver shall be in writing and executed by the Party claimed to have waived the same.  The waiver of any breach by a Party, whether express or implied, shall not constitute a waiver of any subsequent breach.

18.5          Gratuities..   Contractor shall not, under any circumstances, extend any gratuity or special favor to employees of Owner that might be reasonably construed as an attempt to influence the recipients in the conduct of their official duties.

18.6          Severability..   If a court or regulatory agency having jurisdiction over the Parties determines that a condition of this Agreement, or any part thereof, is void, illegal or unenforceable, said condition or part shall be deemed to have been severed from this Agreement, and the remaining conditions, or parts, shall be unaffected and shall be enforced to the fullest extent allowed by law. In the event that any portion or all of this Agreement is held to be void or unenforceable, the Parties agree to negotiate in good faith to amend the commercial and other terms of this Agreement in order to effect the intent of the parties as set forth in this Agreement.

18.7          Governing Law..   This Agreement shall be governed and interpreted in accordance with the laws of the State of New Mexico, without regard to the conflicts of law rules of that State.

18.8          Fair Labor Standards Act..   Contractor warrants that any products purchased pursuant to this Agreement have been produced, and that all Work and all wages, hours and other forms or compensation have been provided, in compliance with the requirements of the Fair Labor Standards Act of 1938, as amended and regulations and orders pursuant thereto issued by the U.S. Department of Labor.

18.9          New Mexico Preference..   Contractor shall strive to perform the Work by using a minimum of fifty percent (50%) New Mexico labor and subcontracts.    This is a goal, and not a guaranty or contractual commitment.  In its monthly reports to Owner, Contractor shall provide an update on the status of meeting this goal.

18.10      Counterparts..   This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.  Owner may retain a duplicate copy (e.g., electronic imager, photocopy, facsimile) of this Agreement, which shall be considered an equivalent to this original.

18.11      Entire Agreement..   The Contract Documents represent the entire agreement and understanding between the Owner Parties and Contractor with respect to the subject matter hereof and performance of the Work, and supercede any prior understandings, representations or agreements, whether verbal or written, prior to execution of this Agreement.  If any Work has been performed by Contractor under verbal agreement or under a limited notice to proceed prior to the execution of this Agreement, then this Agreement shall apply thereto in the same manner as if made before such Work were performed.  Headings and titles of Articles, Sections, paragraphs and other subparts of this Agreement are for convenience of reference only and shall not be considered in interpreting the text of this Agreement.  Modifications or amendments to this Agreement must be in writing and executed by a duly authorized representative of each Party. Contractor makes no representations, covenants, warranties, or guarantees, express or implied, other than those expressly set forth herein.  The Parties' rights, liabilities, responsibilities and remedies with respect to the Work, the Work and this Agreement shall be exclusively those expressly set forth in this Agreement.  The Contract Documents set forth the full and complete understanding of the Parties as of the date first above stated, and it supersedes any and all agreements and representations made or dated prior thereto, including the Preliminary Services Agreement, entered into by the Parties on December 3, 2004, as amended.  The Parties agree, however, that the amounts paid by Owner pursuant to such Preliminary Services Agreement, as amended, shall be included in the Contract Sum and chargeable against the Target Price under the Agreement.  In the event of conflict between the Contract Documents and any of the Exhibits hereto, the terms and provisions of the Contract Documents shall control.  In the event of any conflict among the Exhibits, the Exhibit of the latest date shall control.

18.12      Agreement Authors..   This Agreement has been agreed to by the Parties and no ambiguity shall be construed against any Party based on the identity of the author or authors of this Agreement. THE PARTIES ACKNOWLEDGE AND AGREE THE TERMS AND CONDITIONS OF THIS AGREEMENT HAVE BEEN FREELY, FAIRLY AND THOROUGHLY NEGOTIATED.  FURTHER, THE PARTIES ACKNOWLEDGE AND AGREE SUCH TERMS AND CONDITIONS, INCLUDING BUT NOT LIMITED TO THOSE RELATING TO WAIVERS, ALLOCATIONS OF, RELEASES FROM, INDEMNITIES AGAINST AND LIMITATIONS OF LIABILITY, WHICH MAY REQUIRE CONSPICUOUS IDENTIFICATION, HAVE NOT BEEN SO IDENTIFIED BY MUTUAL AGREEMENT AND THE PARTIES HAVE ACTUAL KNOWLEDGE OF THE INTENT AND EFFECT OF SUCH TERMS AND CONDITIONS.  EACH PARTY ACKNOWLEDGES THAT IN EXECUTING THIS AGREEMENT THEY RELY SOLELY ON THEIR OWN JUDGMENT, BELIEF, AND KNOWLEDGE, AND SUCH ADVICE AS THEY MAY HAVE RECEIVED FROM THEIR OWN COUNSEL, AND THEY HAVE NOT BEEN INFLUENCED BY ANY REPRESENTATION OR STATEMENTS MADE BY ANY OTHER PARTY OR ITS COUNSEL.  NO PROVISION IN THIS AGREEMENT IS TO BE INTERPRETED FOR OR AGAINST ANY PARTY BECAUSE THAT PARTY OR ITS COUNSEL DRAFTED SUCH PROVISION.

18.13      Survival of Obligations..   The provisions of this Agreement which by their nature are intended to survive the termination, cancellation, completion or expiration of the Agreement, including but not limited to any expressed limitations of or releases from liability, shall continue as valid and enforceable obligations of the parties notwithstanding any such termination, cancellation, completion or expiration. Specifically, Contractor's warranty obligations under Article 6 "Inspection & Warranty" and indemnity obligations, including those under Articles 4, 13, 14 and 17 "Compensation", "Liability", "Drug, Alcohol Safety and Hazardous Materials", and "Other Provisions", respectively, of this Agreement, and all other warranty and performance obligations, guaranties, and indemnity obligations in the Contract Documents shall survive any termination of the Agreement, and the suspension, completion and acceptance of the Work, or any part thereof, or final payment to Contractor, it being agreed that said obligations and rights are and shall be of a continuing nature.  The terms of Article 12 "Dispute Resolution" shall also survive termination, suspension and completion of this Agreement.

18.14      No Third Party Beneficiaries..   There are no third party beneficiaries to this Agreement and no third person or entity shall claim that any portion of this Agreement creates a duty running to that third person or entity. The parties agree to look solely to each other with respect to the obligations and liability arising in connection with this Agreement and the Work performed hereunder.  This Agreement and each and every provision hereof is for the exclusive benefit of Owner and Contractor and not for the benefit of any third party, except to the extent such benefits have been expressly extended pursuant to this Agreement.

18.15      Liability of Owner Parties..   The Owner Parties are Phelps Dodge Energy Services, LLC, PNMR Development and Management Corporation, and Tucson Electric Power Company ("TEP"), each of which shall be jointly and severally liable for the obligations of Owner under this Agreement.

            IN WITNESS WHEREOF, Contractor and Owner have caused this Agreement to be executed on their behalves by their duly authorized representatives as of the date first set forth above.

FLUOR ENTERPRISES, INC.	PNMR DEVELOPMENT AND MANAGEMENT CORPORATION
By: /s/ Robert Mickey	By: /s/ Hugh W. Smith
Printed name: Robert Mickey	Printed name: Hugh W. Smith
Its: Senior Vice President	Its: President

TUCSON ELECTRIC POWER COMPANY	PHELPS DODGE ENERGY SERVICES, LLC
By: /s/ Michael J. DeConcini	By: /s/ Choi Lee

Printed name: Michael J. DeConcini	Printed name: Choi Lee
Its: Senior Vice President	Its: Vice President

EXHIBIT A
SCOPE OF WORK

2

A.        SCOPE OF WORK

1.0                             Project Overview and Site Description

2.0                             Scope of Responsibilities

2.1             Project Management

2.2             Technical Data

2.3             Procurement

2.4             Construction

2.5             Commissioning and Performance Verification

3.0                             Scope of Facilities

3.1             Power Block

3.2             Balance of Plant Systems

3.3             Electrical Systems

3.4             Plant Control System

3.5             Utility Systems

3.6             Buildings and Roads

3.7             Temporary Construction Utilities

B.                Performance and Verification Procedures

1.0                             Purpose

2.0                             Electrical Output and Heat Rate

2.1             Electrical Output

2.2             Heat Rate

2.3             Performance Conditions for Electrical Output and Heat Rate

2.4             Conduct of Verification

2.5             Verification Procedures

2.6             Acceptance Criteria

3.0                             Noise

4.0                             Air Emissions

5.0                             Water Emissions

C.                    TRAINING PROCEEDURES

1.0                   Purpose

2.0                   Operator Training

D.                    Attachments

1.0                   Site Plan and Plot Plan

2.0                   Process Flow Diagrams and P&IDs

3.0                   Equipment List

4.0                   Electrical One-Line Diagrams

5.0                   Fire Protection Design Criteria

6.0                   Raw Water Analysis

7.0                   Performance Verification Plan - To be provided 90 days prior to commencement of Performance Verification

8.0                   Performance Fuel - Natural Gas Analysis

9.0                   Structural Design Criteria

10.0                 Electrical Design Criteria

11.0                 Water Systems Design Criteria

12.0                 Building Plans

13.0                 Interface Plan (Owner/Contractor Interface Points)

14.0                 Freeze Protection Criteria

15.0                 Facility Manual

16.0                 Gas Pipeline Scope of Work

17.0                 Gray Water Scope of Work

18.0                 Well Water Scope of Work

19.0                 Radial Electric Transmission Line Scope of Work

20.0                 Potable Water Scope of Work

21.0                Target Performance Criteria

A.        Scope of Work

1.0       Project Overview and Site Description

The project consists of engineering, procurement, construction and commissioning a combined cycle power plant producing a nominal 570 MW.  The Facility design is a two-on-one combined cycle configuration, utilizing two (2) GE 150 MW F-class advanced combustion turbine generators (CTG) with inlet air chillers, two heat recovery steam generators (HRSGs) with duct burners, and a GE 270 MW steam turbine generator (STG).  The steam turbine exhaust shall be condensed in a water-cooled steam surface condenser that is cooled by a cooling tower. The design was based on the requirements set forth in NSR Air Quality Permit No. 35-209-0013, date December 29th, 2000.  A Site plan and plot plan are included as Attachment 1 to this Exhibit.  A general Facility overview is reflected in the process flow diagrams included as Attachment 2 and the electrical one-line diagrams included as Attachment 4.  Major mechanical equipment is listed in the equipment list included as Attachment 3.

The above information is included to establish the basis for the scope of the Work.  It is intended to be a representation of the general requirements for the facilities.  The "Approved for Construction" information shall incorporate details developed during the engineering and design effort and may differ from the information presented in the general requirements.

Power shall be exported through the 345 kilovolt transmission lines into the existing grid.  Except as otherwise described in Attachments 13 and 19, the transmission lines shall be contracted separately by Owner to accommodate the export of the generated power

Process and cooling tower make-up water shall be supplied from water wells and effluent from the City of Deming, New Mexico Wastewater Treatment Facility.  Wastewater (boiler blowdown) generated by the Facility shall be a supplementary source of cooling water make-up.  The reclaimed water from cooling tower blowdown shall be the only boiler feedwater make-up source, which requires treatment prior to reuse.  The effluent streams from the Facility shall be routed to the evaporation ponds, thus effecting a zero-water discharge.

The Facility shall operate within the ambient design conditions of -8°F through 114°F.  The Facility design conditions shall be 23°F through 98°F (99% ASHRAE dry bulb temperature and 1% ASHRAE dry bulb respectively, estimated from the temperature of the nearby cities).

This new Facility shall be located on 120 acres of property in Luna County and the City of Deming, New Mexico, 60 miles west of Las Cruces.  The project site is described in Exhibit M, Plant Site and Site Description.

Additional information on the plant interfaces have been included at the end of this document in Attachments 16-20.

2.0       Scope of Responsibilities

2.1       Project Management

Contractor shall provide the necessary personnel and systems to plan, control, execute, monitor and report project progress in terms of schedule, scope and cost changes.

2.1.1   Scheduling

Within no less than 10 Days after the Effective Date of this Agreement, Contractor shall deliver to Owner the Facility CPM Schedule, which shall contain milestones and include details to support all major construction activities.  The Facility CPM Schedule shall form the basis for progress reporting through the course of the project and shall be submitted in accordance with the scheduling and reporting requirements of the Agreement.

Owner shall have the right to review and comment on the Facility CPM Schedule within 5 Business Days of issue.  Contractor shall review comments received from Owner.  If Contractor agrees with the comments, Contractor shall incorporate the comments into the Facility CPM Schedule.

2.1.2   Reporting

Contractor shall issue monthly progress reports (status reports) by the 10th day of the month for the preceding month. Contractor will provide an electronic copy of the Facility CPM Schedule monthly.

2.1.3   Change Control

Contractor shall implement and maintain an effective program to identify changes in project scope and to develop and report schedule and cost impact of changes.  The change control program shall function to provide a timely forecast of costs and schedule.

2.2                   Technical Data

Contractor shall develop the technical data, including drawings, equipment lists, engineering and specifications, necessary to procure materials and equipment, construct permanent facilities, install equipment and materials, and verify the Facility.

2.2.1               Technical Documents

The Contractor shall develop or complete as required, the following technical documents for procurement of materials and equipment and construction of the Facility.  Additional documents may be provided as necessary to support completion of the project, however may be subject to adjustments in the target price.

Engineering and Construction Specifications

Site preparation, underground pipe, underground electrical, excavation, foundations and concrete structures, structural steel and buildings
Mechanical equipment
Piping supply, fabrication and installation
Electrical material and equipment installation
Instrumentation, and plant control and monitoring systems
Paint, insulation and coatings

Drawings

Process Flow Diagrams
Piping and Instrumentation Diagrams
Overall Site Plan and Plot Plan(s)
Grading and paving drawings
Foundation drawings
Structural steel general arrangement drawings
Building plans and elevations
Piping composite drawings and isometrics
Electrical One-Line Diagrams, schematics and physical drawings
QA/QC Procedures
Commissioning Procedures/Guidelines
Lists, Indexes, and Schedules (each as an electronic file)

Piping Line List
Drawing Index
Mechanical Equipment List
Piping Specialty Items
Electrical Equipment List
Electrical Load List
Cable Schedules
Instrumentation Index

2.2.2               Contractor shall provide Owner or its designee access to technical documents including vendor drawings and data through an electronic interface to Contractor's database.

2.2.3               Owner or its designee shall have the right to review and comment on design documents as described in the Agreement that were not previously issued in connection with the Existing Work.  Contractor shall review comments received from Owner.  Comments shall be incorporated as mutually agreed.

2.2.4                   Contractor shall provide Owner or its designee with the following documents to include but not be limited to for review and approval, if not previously issued in connection with the Existing Work.

  Site Plan & Plot Plan

  Architectural Drawings

  Architectural Finishes

  Process Flow Diagrams

  Piping and Instrumentation Diagrams

  Interface Drawings / Details

  Facility Manual for operator training

  Mechanical drawings

  Electrical drawings

  Civil/Structural drawings (excluding HRSG walkway)

2.2.5               Contractor shall provide Owner or its designee with the following documents, to include but not be limited to, for review and comment if not previously issued in connection with the Existing Work.

  Heat Balances

  Water Balance

  Continuous Emissions Monitoring System (CEMS) Specification

  Site Grading and Drainage

  Electrical One-Line Diagrams

  Protective Relaying Schematics

  Major Equipment Outlines

  Fire Protection Design Criteria

  Control System Narratives (as part of systems description)

  Construction Temporary Facilities Layout

2.2.6   Facility Interconnect

Contractor shall provide assistance to Owner, as is reasonably requested, in negotiating/coordinating with local utilities and/or governmental bodies in any and all matters relating to interface and interconnection of the Facility.

2.2.7   Units of Measure and Language

The Contractor shall use the English System of Units (feet, inches, pounds, etc.) for all units of measure.  All drawings, including drawings for equipment based on the metric system shall include the English System of Units equivalent dimension.

English shall be the standard language for all documents developed and supplied to the Owner.

2.2.8               As-Built Drawings

Contractor shall revise the following drawings and technical documents to reflect the "As-Built" conditions and shall deliver as-built drawings and technical documents to Owner or its designee.

  Process Flow Diagrams

  Piping and Instrumentation Diagrams (P&IDs)

  Electrical One-Line Diagrams

  Underground Piping Drawings

  Underground Electrical Drawings

  Connection Diagrams

  Equipment List (electronic)

  Instrument Index (electronic)

  Piping Line List (electronic)

Two (2) marked-up hardcopies of the above drawings and the engineering database shall be furnished to Owner or its designee at Substantial Completion to document and convey changes made during construction, commissioning and verification.  The above as-built drawings or electronic database incorporating these changes shall be furnished after Substantial Completion and prior to Final Completion.  Contractor shall provide a limited number of drawings in native file format, the details of the amount and type to be provided at a later date.  Any adjustments to the Target Price will be determined at that time in accordance with the terms of the Agreement.

2.2.9               Facility Manuals

Contractor shall provide Facility manuals as outlined in Attachment 15.  The final Facility manuals shall be provided in hardcopy and CD-ROM formats (2 hardcopies and 3 CD-ROMs).  The initial issue of manuals shall be provided in CD-ROM format prior to commissioning.  Supplements and revisions shall be issued prior to Final Completion to incorporate information received after the initial issue.  Final Facility manuals shall be provided prior to Final Completion.

2.3                   Procurement

Contractor shall procure all materials, equipment, and services necessary to complete the Facility described in Section 3 - Scope of Facilities except for Owner-Furnished Property per Contractor procedures.  Unless approved in advance to sole source material to a particular vendor, Contractor will competitively bid the purchase requisitions.  Contractor shall provide Owner copies of bid tabulations for review and approval for all purchases over $25,000.

Contractor shall provide Owner access to priced copies of purchase orders and subcontracts, as required.

2.3.1               Spare Parts

Contractor shall supply commissioning spare parts on behalf of the Owner for Owner Furnished Property per article 2.3 of the Agreement. Contractor shall provide Owner a list of commissioning spare parts.  For Contractor procured equipment, Contractor shall provide recommended commissioning spare parts with the procurement of equipment.  Owner or Contractor on Owner's behalf may supply O&M spare parts for Owner-Furnished Property per article 2.3 the Agreement.  For Owner-Furnished Property, Contractor shall provide previously supplied spare parts quotations and forward to Owner to approve the purchase of spare parts on the Owner's behalf.  For newly procured equipment, Contractor shall obtain spare parts quotations from the suppliers and forward to Owner to approve the purchase of spare parts on the Owner's behalf.  Contractor shall deliver to Owner a list of recommended mechanical, electrical and instrument spare parts required for operation of the Facility.  Spare parts may be purchased by Owner, by Owner's operations and maintenance contractor, or Contractor on the Owner's behalf and may be available for Contractor's use during commissioning.  Contractor may use Owner's spare parts as required during the commissioning and/or Warranty Period with Owner's written approval.  Contractor shall be responsible for payment and replacement of any Owner-supplied spare parts used by Contractor.

2.3.2               Expediting

Contractor shall expedite engineering information, material and equipment deliveries for items furnished by Contractor and Owner-Furnished Property.   Equipment furnished by Owner's subcontractors shall be expedited by the applicable subcontractor(s).

2.3.3                Administration of purchase orders for Owner-Furnished Property

Contractor may administer the equipment supply orders for Owner-Furnished Property.  Administration shall include expediting, inspection, review and approval of progress invoices and other routine procurement activities.  Changes in those supply orders, including scope of supply, performance guarantees or cost, shall only be made with the prior written authorization by Owner.

2.4                   Construction

Contractor shall provide construction services through use of Contractor's resources and/or through Subcontractors.  Services include labor, supervision, construction equipment, tools, installed and consumable materials, material receiving, handling, and storage, field erection, installation, construction and verification necessary to provide the Facilities described in Section 3 - Scope of Facilities.

2.4.1               Contractor's construction management staff shall manage construction of the project on a subcontract basis, using a merit-shop approach with select self perform work for construction and installation of the Facility.

                               The construction management staff shall include a site manager, site engineering staff, contract administration and procurement staff, project controls, construction specialists, safety, environmental and quality control personnel to adequately manage construction.

2.4.2               Contractor shall develop a project specific safety program and shall provide a safety representative on site whose sole responsibility is to manage the project safety program.  The project safety program shall be in accordance with Contractor's safety program and compliant with federal, state and local OSHA regulations.

2.4.3               Contractor shall develop and implement an on site fire protection and emergency response plan for the duration of the on site construction effort.

2.4.4               Contractor shall develop, implement and follow a project specific environmental plan that shall include provisions to control erosion and sedimentation, plans to handle contaminated soil and water encountered during construction, dust control, and spill prevention and countermeasure control.  Owner consultants shall assist in developing these plans.

2.4.5               Contractor shall provide temporary facilities for construction management and commissioning staff and temporary power, water and sewer connection.  Contractor shall install utilities for Owner's facilities and supply janitorial service to these facilities.  The cost for Owner's phone service shall be the responsibility of Owner.  The cost for Contractor's monthly phone service shall be the responsibility of the Owner.

2.4.6               Contractor's temporary facilities shall be located within the Owner's property or in areas provided for construction use.

  Office trailers, including power and telephone connections, for Contractor's Field Staff

  Parking for Contractor and Subcontractor personnel

  Parking for Owner's personnel

  Laydown and storage areas on-site

  Areas for Subcontractor temporary facilities

  Temporary sanitary facilities for personnel on-site

2.4.7   Site Preparation

Contractor shall provide Site preparation services including:

  Site erosion control

  Site clearing, including Project Site, entrance road, office area, laydown areas and parking areas

  Excavate, fill and rough grade the Project Site and evaporation pond area

  Dust suppression

2.4.8   Foundations and Concrete

Contractor shall provide excavation, compaction, backfill, material and installation of rebar and concrete for equipment, building and miscellaneous foundations.

2.4.9   Structural Steel

Contractor shall erect structural steel required for piperacks, equipment supports, access ladders and platforms, and miscellaneous structures.

With the exception of orifice plates, platforms or permanent ladders shall be provided to access manways, steam traps, relief valves, temperature test wells, temperature indicators, local pressure indicators, and indicating operating valves that have an elevation over 10 feet above the high point of finished surface (except in pipeways).  Due to special instances where there is insufficient space to accommodate the installation of platforms or permanent ladders, orifice flanges with a centerline elevation less than 15 feet above the high point of finished surface shall be accessible from grade or portable ladder.  Contractor will supply a walkway between the two HRSG platforms.

2.4.10             Buildings

Contractor shall erect an administration building, warehouse/maintenance building, water treatment building, and other miscellaneous yard structures as indicated in Article 3.6 of this Exhibit.

2.4.11 Mechanical Equipment

Contractor shall install all Contractor purchased equipment and the Owner-Furnished Property necessary to complete the Facility in accordance with the Agreement and this Exhibit.  Installation shall be in accordance with manufacturer's instructions.  Installation shall include setting of equipment, grouting, and alignment.  Contractor shall ensure vendor representatives shall be present at the Site as required for the equipment installation and commissioning.  Contractor shall inspect and record all significant and substantial equipment installations, settings, and alignments as per the Contractor's QA/QC plan.

2.4.12 Piping

Contractor shall install all piping including field welding, installation of piping supports and guides, and testing in accordance with applicable piping specifications and codes.

Installation of underground pipe, including but not limited to, drainage and circulating water pipe, utilities piping, and the piping and connections for raw and effluent water piping.

2.4.13 Electrical

Contractor shall install all electrical equipment and material procured by Contractor, including transformers, iso-phase bus duct, generator circuit breakers, power distribution centers, medium and low voltage switchgear, and motor control centers (MCCs), batteries, chargers, UPS, cable tray, conduit, cable and distributed control system (DCS).  Contractor shall perform the installation in accordance with applicable codes, generally in accordance with manufacturer's recommendations, contract drawings and specifications including, but not limited to, the most current National Electric Code (NEC).

Contractor shall install all necessary underground duct banks and all grounding to the extent not already installed as part of the Existing Work.

2.4.14 Instrumentation

Contractor shall install all instrumentation and control systems procured by Contractor, including CEMS, DCS, field instrumentation and associated instrument wiring.  Contractor shall perform the installation in accordance with applicable codes, generally in accordance with manufacturer's recommendations, contract drawings and specifications, including but not limited to, the most current National Electric Code (NEC).

2.4.15 Coating/Painting

All vendor-furnished equipment shall be supplied with a paint system as defined in the project painting/coating specifications (709310-0-SP-5-PA-1).  The paint system shall comply with Special Use Permit Stipulations.  Touch up painting will be performed as required.

2.5                   Commissioning and Performance Verification

Contractor shall commission and conduct Performance Tests of the Facility including the construction support during the commissioning and Performance Testing phase of Work.

2.5.1   Commissioning

Contractor shall be responsible for system checkout, cleaning and flushing, system pressure verification, electrical continuity, setting of initial set points and all other such commissioning activities for the Work

2.5.2               Commissioning Activities

Contractor's commissioning activities and Performance Tests shall include the following:

  Commissioning procedures, i.e. identification of system turnover, turnover packages, system clearance, etc

  Equipment initial operation and balancing

  Equipment alignment / adjustment

  Equipment lubrication

  Pipe flushing (or high pressure water cleaning) or steam or air  blows

  Chemical cleaning

  Disposal of flushing and cleaning chemicals

  First fill and top off of lube oils and chemicals

  Systems initial operation and adjustments

  Electrical insulation verification and continuity checks

  Verification and calibration of Contractor-supplied circuit breakers

  Motor rotation verification

  Checkout and calibration of Contractor-supplied protective relays

  Phase rotation check of distribution equipment

  Instrument calibration and set points

  Instrument loop checks

  Checkout of motor and pneumatic operated valves and control valves

  All relief valve calibrations (including boiler relief valves) and adjustments required by ASME Code

  Installation of Contractor-supplied SCR catalyst following initial combustion turbine firing

2.5.3               System Turnover Packages

Contractor shall commission the Facility by system.  Each system shall be identified prior to beginning commissioning activities at the Site.  The turnover of a system from construction to the commissioning group shall utilize a system turnover package containing appropriate documentation, similar to that listed below, assembled for each system.  Subsequent to completing the construction and commissioning activities for a system, Contractor shall submit turnover packages and the appropriate documentation to Owner or Owner's designee for review and acceptance (which shall not be unreasonably withheld) prior to Substantial Completion.  The exact timing of system turnover necessarily shall remain flexible to accommodate construction completion and commissioning priorities of specific systems, but meets the schedule requirements for the project.

Owner or Owner's designee shall respond in writing to each turnover package within 5 days of submittal by Contractor.  If Owner agrees with Contractor's turnover package, Owner shall execute and deliver to Contractor a letter of acceptance.  If Owner disagrees with Contractor's turnover package, Owner's response shall set forth in reasonable detail the reasons for such disagreement and Contractor shall take corrective action as in its judgment may be required to respond properly to the objections raised by Owner.  If Owner does not respond to such turnover package within the requisite time period specified above, the turnover package shall be deemed accepted by Owner.  Included with the turnover packages may be a list of minor defects and deficiencies of the work, including documentation, not adversely effecting the safe operation of the Facility.  Such minor defects or punch list items shall not have to be corrected prior to Substantial Completion, but shall be corrected prior to Final Completion.  Subsequent to Owner's acceptance of each turnover package, no additional punch list items for that turnover package system may be submitted by Owner, except as provided in Article 10.4 of the Agreement.  Contractor is responsible for addressing problems during commissioning.  The impact of problem resolution will be determined on a case by case basis.

Final records of the turnover packages will be a part of the final documentation provided to Owner at the end of the project and shall include:

  A letter of transmittal (system release form) identifying the system being turned over

  System turnover forms

  List of mechanical equipment, electrical equipment, and instrument index within the system.

  Hand-marked or revised P&IDs delineating boundaries of mechanical systems and one-line diagrams delineating boundaries of electrical systems

  System turnover punch list

  Instrument device field calibration records

  Instrument loop field calibration records

  Circuit breaker verification and calibration records

  Protective relay verification and calibration records

  Megger, Hi-Pot, or doble tests verification reports and results

  Alignment and lubrication records

  Water analysis commissioning confirmation

  Chemical cleaning and flushing records

  Steam and / or air blow records

  Piping hydrostatic verification and radiographic reports

  Instrument setpoint records

3.0       Scope of Facilities

The following describes the Facility to be designed, constructed, tested and commissioned by Contractor.  Work performed prior to the restart has been designed to the codes and standards in effect at the time of the original contract execution.  The impact of changes to codes and standards between the deferral and restart may result in a Change Order in accordance with the terms of the Agreement.

3.1                   Power Block

The power block consists of the major power generation equipment and the associated auxiliary equipment.  The power block consists of two GE Model 7241 (also referred to as Frame 7FA enhanced) CTGs with a nominal rating of 150 MW each, two inlet air chiller packages, two triple pressure level, reheat, HRSGs, one GE condensing, reheat, down exhaust STGs with a nominal rating of 270. MW, exhausting to a steam surface condenser, boiler feedwater pumps, condensate pumps, and interconnecting piping.

3.1.1   Combustion Turbine-Generators

The Owner shall provide two General Electric model 7241 CTGs for installation and commissioning by Contractor.  The CTGs shall be 60 hertz, 3600 rpm, single-shaft gas turbines, directly connected to the generator, and shall be designed to burn natural gas only.  The CTG shall be supplied with the major auxiliary equipment and systems listed below:

Combustion system

Ignition system including ignition transformers, spark plugs and interconnecting system

Compressor inlet air plenum with drain connection

Inlet duct air chilling coils

Turbine exhaust plenum / diffuser

Rigid type load coupling

Enclosure for installation in an outdoor environment

Dual exhaust frame blowers or cooling fans

Dual enclosure air blowers

Fire protection system

Fire detection system

On-line and off-line water wash manifold and piping to enclosure edge

Mounted terminal boxes and interconnecting wiring

Mechanical Auxiliary System including:

                        Lubrication and hydraulic oil systems

                        Fuel gas control system

                        Starting system

                        Shaft turning system

  Gas cleaning, treatment and heating system including fuel gas absolute separator, electric heater for dew point temperature control (if required for commissioning), and IP hot water heater for fuel gas preheating (one for each train)

Packaged skid mounted hydrogen-cooled generator

Inlet air system with self-cleaning pulse jet filters and infrastructure for inlet chilling

Control module including turbine control and generator protection systems with human-machine interface hardware in each local PEECC and the Facility control room Generator excitation system

  Compressor water wash skid (one per Block) suitable for both on-line and off-line water wash including a ventilated and heated enclosure for outdoor installation.

3.1.2   Inlet Chillers

The inlet chillers shall chill the inlet air of the CTGs to improve the overall performance of the plant.  The design of the inlet chilling system shall be based on 2% ASHRAE wet bulb temperature.  The refrigerant shall exchange heat with a closed-loop chilled water line, which shall then exchange heat with the inlet air of the CTGs via the air chilling coils.  The resulting effect shall be chilled air entering the CTGs at approximately 45F.  The inlet chillers shall be provided with the following features:

  Modularized design

  Centrifugal compressors - single stage

  Evaporator (air chilling coils)

  Two stage chilled water pumping system

  Condenser

  Cooling tower

  Lubrication system

  Control system

3.1.3   HRSGs

Owner shall provide two (2) - HRSGs for installation and commissioning by Contractor.  The HRSGs shall be triple-pressure level with reheat.  The nominal design conditions for the high-pressure steam system shall be 1800 psig at 1050 °F with reheat to 1050 °F.  The HRSGs shall be provided with the following features:

  Duct burner

  Selective Catalytic Reduction (SCR) system for NOx reduction

  Feedwater regulating control valves

  Cold casing design (Internal Insulation)

  Access stairs, ladders and platforms

  Height and Diameter of exhaust stacks in accordance with Permit

  Stack dampers

  Ammonia injection system for SCR usage

3.1.4   Duct Burners

Owner shall provide two (2) duct burners for installation and commissioning by the Contractor.  Each duct burner shall be complete including firing equipment, duct enclosure (burner frame), fuel train skid, and burner management system.

The duct burner system shall not be operated unless the corresponding CTG is at its full load capacity.

Contractor shall provide two (2) SCR systems including the catalysts as well as other system components for installation and commissioning by the Contractor.  The SCR systems shall utilize 19.4% aqueous ammonia to control NOx emissions.  Contractor shall furnish and install the equipment for storage and delivery of the aqueous ammonia.

3.1.5   STG

The Owner shall provide a General Electric STG for installation and commissioning by Contractor.   The STG converts the thermal energy in the steam produced in the HRSGs to electrical energy.  The STG consists of combined high pressure / intermediate pressure (HP/IP) sections in a common case, and a low-pressure section.  High-pressure steam is supplied to the HP section of the steam turbine.  The HP turbine exhaust is returned to the reheat section of the HRSGs.  The reheat steam mixed with the IP steam is returned to the IP section of the steam turbine.  The IP turbine exhaust is discharged to the LP section.  LP section steam flow is exhausted to the condenser.

The generator shall be hydrogen cooled with static excitation.  The generator shall be rated at 0.95 leading / 0.85 lagging power factor.  The STG shall be supplied with the following accessories:

  HP stop and  control valves

  Valving for cascade by-pass

  Lube oil system with dual coolers, AC driven pump and DC driven emergency pump

  Hydraulic oil system

   Seal steam system

  Insulation system

  Turbine control system

  Generator excitation system

3.1.6   Steam Surface Condenser

The steam turbine exhaust shall be condensed in the condenser shell by the circulating water passing through the condenser tubes.  The condenser shell shall include distribution headers necessary for the steam turbine bypass to dump main steam into the condenser after the pressure and temperature of the steam have been reduced.  Condenser steam drains from the steam turbine cycle and other returns shall be collected in the condenser hotwell, which shall provide short-term condensate storage.

Steam cycle make-up water shall be added to the condenser hotwell from the demineralized water storage tank by the demineralized water pump through a level control valve.  The condenser shall be provided with the necessary provisions to deaerate the make-up water.

Condenser vacuum shall be initially developed and normally maintained by the steam jet air extraction system supplied with the condenser.  This system shall reduce the condenser pressure from atmospheric upon each restart, and continuously remove non-condensable gases from the condenser during normal operation.

3.1.7   Condensate Pump

The condenser hotwell shall supply condensate to the suction of the vertical can-type condensate pumps that pump condensate to the HRSG LP drum.  Two 100% capacity condensate pumps shall be provided.

3.1.8               Main Steam System

The main steam system provides distribution of HP, IP / Reheat, and LP steam to the STG.  High pressure steam shall flow from each HRSG through an isolation valve and into the high pressure steam header, where the steam shall be routed to the STG.  Intermediate pressure steam shall be mixed with cold reheat steam from the STG and further superheated in the HRSG re-heaters.  Hot reheat steam shall flow from each HRSG to the hot reheat steam header, which delivers the steam to the IP section of the STG.  Low-pressure steam shall flow from each HRSG into the low-pressure steam header that delivers the steam to the LP section of the STG, where it mixes with IP exhaust steam.

An STG bypass system shall provide a means to bypass the steam turbine during start-up and plant upset conditions only, including steam turbine trips.  However, the bypass system is not designed to allow the plant to operate in bypass mode for long duration's.  The STG bypass system shall include the necessary valves and piping to transfer steam flows from the steam turbine to the steam surface condenser.  Valves and controls to protect the steam turbine shall be supplied with the steam turbine.

The STG bypass shall be sized to bypass 100% of the steam from both HRSGs (without duct firing).

3.1.9               Boiler Feedwater Pumps

Each HRSG shall be provided with two 100% capacity (one operating and one standby), motor driven, multistage, segmented-ring boiler feed water (BFW) pumps.  The pumps shall take suction from a single HRSG low-pressure drum and pump the water to the corresponding intermediate pressure and high-

pressure drums.  Feed to the IP drum shall be via an inter-stage bleed.  Each BFW pump shall be provided with bearing temperature monitoring and vibration switches.

Each BFW pump shall be provided with a recirculation line to maintain the minimum pump flow rate and for warm up of the pumps as specified by the pump manufacturer.

3.2                   Balance of Plant Systems

The following sections describe the balance of plant systems.

3.2.1               Circulating Water System

The circulating water system provides cooling water to the steam surface condenser and auxiliary cooling system loads.  The circulating water system includes the following equipment:

  One (1) multi-cell counter-flow cooling tower with basin and pump pit

  Two (2) 50% capacity main circulating water pumps and motors

  One (1) 100% capacity auxiliary cooling water pump and motor

  Pump pit trash screens

  Piping, valves and appurtenances

  Cooling tower fire protection

  Cooling tower chemical feed system

The cooling tower shall be an multi-cell, induced draft, counter-flow tower designed to reject the heat returned from the steam surface condenser and auxiliary plant heat exchangers.  The cooling tower shall be supplied with suitably designed fill for expected water and environmental conditions and shall be constructed of treated Douglas fir structural members.  The circulating water pumps and motors shall be mounted in a pump structure that extends off the cooling tower basin.  A trash screen shall be provided across the entire cross section of each pump suction cell in the basin.

The main circulating water pumps shall be vertical turbine pumps, each sized to provide 50% of the design circulating water flow with both pumps in service.  With one circulating water pump out of service, the operating pump shall supply approximately 65% of the flow due to the reduced system pressure drop.

An auxiliary cooling water pump is provided to furnish cooling water to the closed loop cooling water system.

Underground circulating water piping from the circulating water pumps to the surface condenser shall be via concrete-lined piping.

Make-up water from the water wells and treated gray water shall be added to the cooling tower basin to replace water lost due to evaporation, drift and blowdown.

3.2.2   Gas Supply

The natural gas supply system consists of the metering station, natural gas treatment and heating, and supply piping to the combustion turbines, duct burners, cathodic protection, and auxiliary users.

The Owner shall furnish and commission the natural gas revenue metering station.  This station shall include the natural gas revenue metering, pressure regulation, and necessary liquid removal equipment, if required.  Contractor shall provide technical support to Owner to assist in defining the interfaces with the natural gas supply company.  Owner shall provide all hardware and associated installation for pressure control and shutdown at the metering station.  Contractor shall connect to the metering station at a flange located as shown on the Interface Plan, Attachment 13 to this Exhibit.  Contractor shall commission the system from the interconnection point into the Facility.  Odorization of the natural gas by Contractor is not required.

Owner shall provide, within the power plant area, the natural gas treatment and heating equipment as part of the CTG scope of supply.  Contractor shall install and commission the gas treatment equipment supplied as part of the combustion turbine scope.  The Contractor shall coordinate these tie-in connections with the Owner.

3.2.3               Boiler Feed Water Treatment System and Condensate Storage

Treated cooling tower blowdown shall be used as make-up to the boiler feed water (BFW) treatment system.  The BFW treatment system shall reduce dissolved solids to the final boiler feed water requirements by a mixed-bed polisher.  The BFW treatment system shall be sized for requisite cycle make-up.

Demineralized water from the BFW treatment system shall be stored in the demineralized water storage tank that provides make-up water to the surface condenser hotwell.  The storage tank shall provide sufficient storage capacity for requisite cycle make-up.  The tank shall provide suction to two 100% forwarding pumps.  The BFW System shall include the following:

  One (1) mixed-bed polisher

  Two (2) 100% demineralized water pumps

  One (1) 225,000 gallon demineralized water storage tank

  Interconnecting piping and valves

3.2.4    Boiler Blowdown

The boiler blowdown system shall collect drains from the HRSGs and the related main steam cycle components.  The drain piping routes steam generator component drains, including steam drum blowdown and miscellaneous related drains, to a blowdown tank as required to dissipate steam energy and collect condensate for fluid transfer.

3.2.5    Chemical Feed for Boiler Feedwater

The purpose of the chemical feed for boiler feedwater system is to protect the HRSGs from corrosion and scale formation.  The system shall consist of the following major equipment for each HRSG:

  One (1) 100% polyphosphate injection pump/tank

  One (1) 100% oxygen scavenger injection pump/tank

  One (1) 100% amine injection pump/tank

  Chemical storage facilities

  Piping, valves, and appurtenances

The chemical feed systems shall maintain water chemistry at acceptable conditions.  An oxygen scavenger shall be fed to the condensate pump discharge for oxygen scavenging.  Phosphate shall be fed to the HP boiler drum to maintain the desired level of phosphate concentration and metal passivation.  Neutralizing amine shall be fed to the condensate pump discharge for neutralizing acid-forming gases and to maintain the desired pH.

Each chemical feed system shall include a chemical feed pump with stroke adjustment which can be manually set to control the flow rate of chemical feed and, if needed, a timer which can be manually set to control the start time and run time of the pump.

The chemical conditioning system for the HRSGs shall be sized to maintain the proper amount of chemical conditioning at the applicable full condensate flow rate.  Each set of pumps shall be provided with suction strainers and connections for a portable calibration column.  Materials for the chemical feed pumps shall be fully compatible with the chemicals handled and the system operating conditions.

3.2.6    Raw Water Supply

Water for cooling tower make-up and firewater shall be supplied from wells, gray water and or potable water from the City of Deming.  Water supplied from the wells shall be stored in the raw water/firewater storage tank, from which it is pumped to the various end users.  Gray water received from the City of Deming is further treated on site prior to use in the plant.  See Attachment 17 for a description of the gray water system scope of work, Attachment 18 for a description of the well water system scope of work and Attachment 20 for the potable water interface scope of work.

Analyses for the well water and gray water are included as Attachment 6 to this Exhibit A.

A more complete description of the on-site water treating system is found in the water systems design criteria, which is included as Attachment 11 to this Exhibit A.

In addition, gray water from the City of Deming shall be a raw water source.  This water shall go directly to the clarifier.

3.2.7               Auxiliary Boiler

The auxiliary boiler shall be a fire tube, low emission, gas-fired, natural circulation, packaged type boiler complete with single gas burner, motor-driven forced draft fan, electronic programming and flame safeguard controls, boiler limit and fuel safety interlocks, fully automatic combustion controls, feed water regulator and control panel.

The auxiliary boiler provides steam until the HRSG begins providing steam and sparging steam upon plant shutdown.  During initial start-up (i.e. with no cold reheat or HP steam available), auxiliary steam will be provided by the auxiliary boiler at 125 psig saturated.  The auxiliary boiler is fired by natural gas from the Fuel Gas System.  Make-up water for the auxiliary boiler is supplied from the demineralized water system, with the water deaerated by the auxiliary boiler deaerator.  Two relief valves protect the auxiliary boiler from over pressurization.

3.3       Electrical Systems

The electrical design criteria is included as Attachment 10 to this Exhibit A.  The Facility shall include the following electrical systems.

3.3.1    Generator Electrical System

The generator electrical system provides the means of connecting each generator output to the transmission lines/switchyard and to the auxiliary electrical system.

3.3.1.1            CTG - Electrical

Each CTG shall be connected via isolated phase bus duct to an 18 kV generator circuit breaker and generator step-up (GSU) transformer.  The generator main leads shall consist of an isolated phase bus connection from the generator bushings to the GSU transformer low side terminals via the generator breaker.  The GSU transformer shall convert power from the 18 kV generator voltage to the 345 kV (nominal) transmission voltage level.

3.3.1.2            STG - Electrical

The STG shall be connected to the generator step-up transformer via isolated phase bus duct.  The STG generator breaker shall be on the high voltage side of the GSU transformer.  The generator main leads shall consist of an isolated phase bus connection from the generator bushings to the GSU transformer low side terminals.  The GSU transformer shall convert power from the 18kV generator voltage to the 345kV (nominal) transmission voltage level of the switchyard.

3.3.1.3            Radial Transmission Line Interconnection

Contractor shall complete the installation of the GSU transformers.  Contractor shall install the STG circuit breaker on the high side of the STG main step-up transformer and all associated 345kV equipment.  Contractor shall install the connection between both CTG GSU transformers and the STG GSU transformer through the generator circuit breaker to the 345kV transmission line/switchyard.  Control, relaying and metering wiring and raceways from and to equipment furnished by Owner shall be designed, furnished, and installed by Owner.  Terminations of Contractor-furnished cables at Owner-furnished equipment shall be by Owner.  See Attachment 19 for additional information.

3.3.1.4            Generator Electrical System

Major Equipment shall include:

  CTG1 GSU Transformer with Lightning Arresters

  CTG2 GSU Transformer with Lightning Arresters

  STG GSU Transformer with Lightning Arresters

  18kV CTG Generator Circuit Breakers

  18kV Isolated Phase Bus Ducts

3.3.2   Auxiliary Electrical System

The auxiliary electrical system provides a means of stepping-down the generator terminal voltage to deliver power to the plant auxiliaries and equipment.  The high voltage side of each unit auxiliary transformer (UAT) shall be connected to the 18kV main leads between each CTG circuit breaker and its respective GSU transformer.  The low side bushings of the two UATs shall be connected to 4.16kV switchgear.

The 4.16kV system shall include the necessary breaker transfer equipment to allow starting of either gas turbine generator with the other gas turbine generator operating.

 Motors, 250 horsepower and larger, shall be supplied from the 4,160 volt system.

Station service transformers shall step-down three-phase 4,160 volt power to three phase 480V power for service to the 480V switchgear.  The three phase 480V power from the 480V switchgear shall be distributed throughout the plant to the motor control centers (MCC(s)), miscellaneous distribution equipment, motor loads of less than 250 horsepower, and other low voltage plant loads.  The auxiliary electrical system major equipment shall include the following major equipment:

  (2) 100% Unit Auxiliary Transformers

  4,160V Switchgear

  480V Switchgear

  4,160V-480V Station Service Transformers

  480V MCCs

  125V AC System and 120V AC Uninterruptible Power Supply (UPS)

3.3.3    Facility Electrical

The Facility electrical system provides a power distribution system at various voltage levels for lighting, receptacles and smaller loads (motors, HVAC, etc.) as required for all buildings, and site support facilities.  The Facility electrical system shall originate from 480 volt sources such as MCCs or power distribution panels.  These sources shall provide power to miscellaneous loads, lighting, welding, HVAC and transformers at various load power requirements (i.e. 120V, 208V, and 480V).

3.3.4    UPS

The UPS system shall provide low voltage AC power to vital circuits that require uninterruptible AC power and are considered vital for the safe operation and monitoring of the equipment during both normal and transient operating conditions.  Typical loads that are considered for connection to the UPS include the distribution control system, the turbine supervisory instrumentation, programmable logic controllers (PLCs), shutdown networks, and certain vendor-supplied control panels.

The UPS system shall provide continuous 120 volt, 60 Hz power to the vital systems at the Facility.  During normal operation, the station DC system shall provide power to the UPS inverter.  The inverter shall convert the DC to 120 volt AC and provide power to the distribution panel through a static switch.  A backup feed from the alternate AC power source shall power the step-down transformer.  The output of the transformer shall be the second power source connected to the static switch.  The static transfer switch shall automatically transfer to the alternate AC source when output voltage of the inverter deteriorates.  Upon loss of synchronization, the static switch shall inhibit transfer to the alternate AC power source.  A manual bypass switch shall provide a means to remove the inverter, battery, and static switch from service without interrupting the power to the distribution panel.  The UPS system shall consist of the following components.

  Static inverter

  Static transfer switch

  Alternate source transformer

  Manual make-before-break bypass switch

  Two AC circuit breakers (alternate input and bypass source)

  One DC circuit breaker with shunt trip

  Vital 120 V AC distribution panel with fused disconnects or breakers

  Controls, indicating lights, meters and alarm to control the UPS

3.3.5    125 Volt DC Power

The DC system shall provide power and control power for emergency equipment required for the safe shutdown of the plant.  These loads typically include emergency oil pumps, control power for power circuit breakers, switchgear, protective relaying, and the inverter.

During normal operation the battery shall remain fully charged while the chargers supply power to all of the DC loads.  If the plant AC power system fails, the battery shall provide power to the critical and emergency loads until the unit is safely shut down or returned to service.  When the AC power is restored, the chargers shall be capable of supplying the plant DC power requirements while simultaneously recharging the battery within 24 hours.

The DC system shall include a multiple cell storage battery, two 100% capacity battery chargers and a DC distribution switchboard.

In addition to the plant DC power system, each CTG shall be furnished with its own 125 V DC system including charger and battery. These systems shall supply all DC loads associated with each CTG.

3.3.6    Emergency Diesel Generator

An emergency diesel generator shall be provided for safe shutdown of the STG in the event of loss of AC power.  The generator shall be sized to feed one (1) auxiliary circulating cooling water pump, one (1) auxiliary circulating water heat exchanger pump, one (1) auxiliary closed loop cooling water pump, one (1) STG main lube oil pump, and one (1) STG turning gear.

3.3.7    Grounding

The grounding system shall provide protection for personnel and equipment from the hazards that can occur during power system faults and lightning strikes.  Contractor shall ensure the design and installation meets all applicable codes.  System design shall include the ability to detect system ground faults.  The station grounding system shall be an interconnected network of bare copper conductor and copper-ground rods.  In the plant area, grounding stub-ups shall be brought above grade in close proximity and connected to the building steel and selected equipment.  The grounding system shall be extended to the remaining plant equipment per installation specifications.

An instrument grounding system shall be provided in accordance with the grounding requirements of the DCS manufacturer.  As a minimum, isolated instrument ground busses shall be connected to designated ground rods via insulated ground conductors to maintain isolation between safety and instrument grounds.  The instrument ground system shall be bonded to the plant ground system at a minimum of one location.  The grounding system shall:

  Protect personnel from electric shock hazards

  Protect equipment from excessive voltage

  Facilitate isolation of faulted systems

  Permit the dissipation of transient currents

  Provide a stable reference point for instrumentation and control circuit measurements

  Safely dissipate lightning discharges

3.3.8   Continuous Emission Monitoring System (CEMS)

A CEMS shall be provided for each HRSG stack to measure air emissions and generate reports.  The CEMS shall be supplied and calibrated in accordance with the final Facility air permit requirements as administered by the permitting authorities in New Mexico as well as provide all required data logging and reporting.  The CEMS shall include sample probe, sample conditioning, sample line, analyzers, calibration gas bottles for zero and span calibration, necessary connections, regulators, gauges, and solenoid valves and shall be furnished to provide a fully functional system.  The CEMS shall be supplied from the UPS.

3.3.9   Heat Tracing System

A plant heat tracing system shall be provided as specified in Attachment 14 of this Exhibit A.  The heat tracing system in the power block shall consist of self-regulating heat tracing cable, thermostats, heat tracing panels with main contactor and circuit breaker panels.  Each heat tracing panel shall include a status light at each feeder breaker indicating voltage is "ON" the branch circuit.  Status of each heat tracing panel incoming contactor shall be wired to the DCS.  Heat tracing requirements for balance of plant areas (i.e. cooling tower area) shall be fed directly from a local distribution panel board.

3.4       Plant Control System

The Contractor shall ensure that the plant control system meets the applicable project specifications and is generally in accordance with ISA standards.  The control system shall be a fully integrated microprocessor-based system in a functionally distributed architecture consisting of redundant processors.  The control system shall be programmed to perform specific control, data acquisition, alarming, shutdown, reporting, and other operational tasks.  The GE control system controls the shutdown of the CTGs and STG.  The processing units shall communicate with the operator CRT consoles, input/output cabinets, and control systems work stations, combustion and steam turbine/generator control systems, and other control subsystems via redundant data highways and/or data links.  Where necessary, communication with the third party control systems (such as combustion and STGs, demineralizer, etc.) shall be simplex (not redundant).

3.4.1               Plant instrumentation of sufficient accuracy shall be installed to perform Facility Performance Tests.

3.4.2               The control system shall provide analog (modulating), and digital (on/off) control and monitoring of the Facility equipment and systems.  Sufficient sequence of events input points shall be provided to monitor and alarm various trip signals to support post-trip analysis.

3.4.3               The control system shall support both automatic and manual modes of operation, and shall provide the operator with real time information on equipment status and process variables via CRT displays and/or printed logs.  The control system operator stations shall provide the operator with single window interface capabilities for all normal unit and plant control functions.

3.4.4               The control system shall automatically alarm, display on CRT(s), and/or record on log printer(s) out-of-limit and abnormal conditions.

3.4.5               The control system shall be a microprocessor-based system consisting of the following major components:

  DCS processors, power supply, communications hardware and associated cabinets.  DCS processors, power supplies, and communications hardware are to be of a redundant design

  Input/output subsystems for digital and analog interface with field instrumentation and equipment and the associated input/output cabinets with redundant power supplies

  Four (4) DCS operator stations including, but not limited to CRT, mouse, keyboard, storage and hard copy devices

  Storage media for system and control configuration including, but not limited to graphics, report forms, and programs

  System input/output cabinets with redundant power supplies

  Redundant communications data highway for DCS

  Two (2) engineer's work stations

  Two (2) operator's station color printers and one (1) black/white printer (1)

  Miscellaneous third party control systems supplied with mechanical equipment, such as the turbine generator control systems (redundancy consistent with DCS philosophy), demineralized water control system (simplex), CEMS, etc.

3.4.6               Contractor shall provide assistance and shall coordinate with Owner on interfacing the DCS to the plant monitoring and control package supplied, installed, and commissioned by Owner.  Contractor has no responsibility for the programming or set-up of the servers not directly associated with the plant DCS.  Examples of these types of servers are, O&M maintenance programs, PIE historians, and Automatic Generator Control (AGC) systems.

3.5       Utility Systems

3.5.1    Plant/Instrument Air

The plant/instrument air system shall supply clean, dry, oil-free air at the required pressure and capacity for all pneumatic controls, transmitters, instruments and valve operators and clean compressed air for non-essential plant air requirements.  The plant/instrument air system shall include the following:

  Two (2) 100% capacity, air cooled, single stage, oil lubricated rotary screw type air compressors, instrument panel, lubrication system, aftercooler, moisture separator, intake filter-silencer, air/oil separator system and an unloading valve

  One (1) full capacity air receiver

  Two (2) full capacity, dual tower, heaterless type desiccant air dryers

  Two (2) full capacity prefilters

  Two (2) full capacity afterfilters

  Associated header and distribution piping and valves

The plant air system shall be taken through flow limiters that serve to protect the integrity of the instrument air system.

3.5.2    Service Water

Well water from the raw water/firewater storage tank shall be used as service water.  Service water shall be routed to various utility stations and safety showers throughout the Facility to be used for general wash down and utilities such as water seals, cleaning, and flushing.

3.5.3               Potable Water

Potable water will be provided via an interface with the City of Deming.  Contractor shall provide and install the potable water system.  Final interface point and impact on plant system due to interface may be subject to an adjustment of the Target Price in accordance with the terms of the Agreement.  See Attachment 20 for a description of the potable water interface scope of work.

3.5.4    Wastewater

Plant drains and miscellaneous building sumps shall be pumped to an oil/ water separator, where the separated water is recycled within the plant water treating system.  The cooling tower blowdown is likewise recycled within the plant water treating system.  Neutralization tank and RO skid waste streams are routed into the evaporation ponds.

The design and associated permitting of the evaporation pond shall be furnished by Owner.  The evaporation ponds for the Facility consist of two cells approximately equal in size.  The ponds are designed for periodic removal of accumulated salts based on the water analysis in Attachment 6.  The water surface area at the operating capacity covers approximately 17 acres.  The operating depth of each cell is approximately 4.5 feet.  The maximum berm crest height above existing grade is 10 feet.  The berm crests are sized to facilitate vehicle traffic.  All side slopes of the pond are at a 3:1 (H:V) slope.

The ponds incorporate a leak collection and removal system (LCRS) to capture any leakage that might occur through the primary (top) liner.  The LCRS consists of a composite liner system, a collection trench, and a collection sump

3.5.5    Sanitary Waste

The sanitary waste system shall collect Facility sanitary wastes and route the waste to a sanitary lift station.  The waste shall drain to a leach field.  The sanitary waste system shall be designed to carry and treat the design flows associated with 25 personnel, consisting of staff and visitors.  The system shall be designed to comply with all applicable codes.

3.5.6    Plant Security

The plant security system shall control access to the Plant Site for all visitors and employees.  The Owner will provide the plant security system.  The security system shall include the following:

  A fence surrounding the Facility perimeter

  A motor-operated gate with a card reader or keypad

  An intercom system between the gate and the control room and the administration area

  A closed circuit television system with a monitor in the control room and the administration area

Contractor shall provide underground duct bank to support above design. During construction, the Contractor shall provide perimeter safety and security fencing around the working areas.

3.5.7    Fire Protection

The Fire Protection Design Criteria shall be as specified in Attachment 5 to this Exhibit.

3.5.8               Plant Telephone System

The plant telephone system shall include telephone outlets in the administration offices, control room, maintenance shop, warehouse area, PDC 1A and 1B, PEEC two (2), sample panel, inlet chillers, electrical room and two (2) CEMS.  Owner shall supply plant telephone private branch exchange (PBX) equipment for switching on-site telephones and for connection to local phone service.  Additional lines for fax machines shall be furnished in the administration building.  Wiring shall be installed in the administration offices, control room and maintenance area for implementation of a local area network by Owner. Owner shall provide phone handsets for each of the offices.  Contractor shall provide wiring and outlets.

Contractor shall install a dedicated telephone line for the GE "Online Monitoring System" (OMS) so that the controller can report machine data to a central monitoring station for GE.

3.6       Buildings and Roads

3.6.1               The following buildings shall be provided as part of this Agreement:

1.                  Administration/Main Control Room Building - reference attached drawings for Floor Plan and Room Finish Schedule.  The building shall be 103.5'X42'X12' high and shall incorporate the plant control room and offices for the Facility administrative staff.  It shall be designed to meet the requirements of the Americans with Disabilities Act (ADA).  One male and one female restroom shall be provided as well as an unfurnished breakroom area with basic kitchen type cabinets and appliances as shown on the reference drawings.  Floor and wall finishes shall be vinyl tile in the offices area and breakroom, vinyl flooring in the restrooms and mechanical room and an access floor system in the control and IT rooms with a laminate finish.  The building shall be heated and air-conditioned.

2.                  Warehouse/Maintenance Building - reference attached drawings for 1st Floor Plan and 2nd Floor Plan.  The building shall be 90'X42'X24' high and shall be provided with gang shower area in the men's restroom, in addition to a handicap accessible shower and a handicap accessible shower only in the women's restroom.  The maintenance area of the building shall include shop space for routine plant maintenance activities.  Electrical service shall be provided for the Owner-supplied machine shop equipment.  The building shall be heated and air conditioned.  The building shall also be provided with a sprinkler system for fire protection.

3.                  Water Treatment Building -The utility building shall be 80'-8"'X84'-8"'X24' and shall be heated and ventilated.

4.                  Fire Pump House - The building is estimated to be 20'X20'X12' high and shall be heated and ventilated.

5.                  Power Distribution Center (PDC) Buildings - The buildings shall be approximately 82'X16'X13' high, 75'X14'X13' high, and 40'X14'X13' high and shall be heated and ventilated.

3.6.2                               The scope for all buildings does not include any furnishings such as desks, tables and chairs.

The Owner may provide and install an asphalt plant access road and asphalt loop plant road around the perimeter of the area occupied by the turbines, HRSG's and PDCs and an asphalt-paved parking lot with adequate space for 20 vehicles including one handicap accessible space shall be provided.  All gas bottle areas shall be asphalt-paved to accommodate forklift access by Owner.

3.6.3               The Structural Design Criteria for the Facility shall be in accordance with Attachment 9 to this Exhibit.

3.7                   Temporary Construction Utilities

Contractor shall provide the following temporary construction utilities:

  Construction Power - Contractor shall coordinate with the local utility to provide temporary construction power connection.  Contractor shall perform the tie-ins.

  Telephone - Contractor shall utilize the permanent service pedestal that it shall have installed at the property for temporary construction needs.

  Sanitary Sewer - Contractor shall utilize third party contracted service to provide holding tanks and port-a-lets for sanitary sewer needs.  Permanent sanitary waste facilities shall be provided prior to permanent occupancy.

Owner shall provide easements as required.

 B.                   Performance and Verification Procedures

1.0                   Purpose

 The purpose of this Section is to define the criteria for plant performance, Contractor's obligation for Performance Verification of the Facility and verification acceptance criteria for demonstrating that performance has been met in accordance with Exhibit A.

2.0                   Electrical Output and Heat Rate

2.1                    Electrical Output

2.1.1               The "Electrical Output" of the Facility shall be as specified in this Agreement adjusted, based on manufacturer and Contractor supplied correction curves.

2.1.2               "Net Electrical Output" is the sum of the power produced by the CTGs and the STG, less the auxiliary loads to run plant equipment and electrical losses in GSU transformers, interconnecting transmission lines, auxiliary transformers and other distribution facilities.

2.1.3               For determination of Electrical Output, the Net Electrical Output of the plant shall be measured at either of the following locations at Contractor's option:

1.      At the electric power revenue metering equipment which the Owner shall provide at the high side of the main step-up transformers, Owner shall be responsible for calibration of the power revenue metering equipment and shall provide Contractor with calibration data sheets prior to testing.

2.      At the high side of each of the main step-up transformers, located on the plant site, with corrections forward to the utility interface using calculated transmission losses

2.2                   Heat Rate

2.2.1               The "Heat Rate" of the Facility shall be as specified in this Agreement, based on manufacturer and Contractor-supplied correction curves.

2.2.2               Heat Rate is the total fuel consumed divided by the Electrical Output of the Facility.  Fuel consumption used in determining Heat Rate is based on the lower heating value (LHV).

2.2.2.1            The fuel consumption of the plant shall be determined from the mass flow measured downstream of the gas treatment equipment for each turbine or by the natural gas revenue metering equipment which Owner shall provide in the gas metering station and the LHV of the samples that shall be taken during testing.  This meter shall meet AGA Report #3.  Duct firing gas flows shall be determined using gas flow metering located in the gas line to each HRSG.  In the event that Contractor discovers a discrepancy in the readings from the natural gas revenue meter during the preparation for verification testing, Owner shall be notified and Contractor shall be provided with schedule and cost relief in accordance with Section 7.0 of Exhibit A. The fuel consumption of the plant shall be determined from either of the following methods at Contractor's option:

1.      Calculation based on the mass flow measured by the natural gas revenue metering equipment which Owner shall provide in the gas metering station and the LHV of the samples that shall be taken during testing.  These samples shall be taken immediately adjacent to the meter and therefore compensates meter flow based on the actual gas super-compressibility and density.

2.      The mass flow calculation based on pressure drop across the GE-supplied gas flow orifices to each of the gas turbines.  Duct firing gas flows shall be determined using gas flow metering located in the gas line to each HRSG.  AGA Report #3 methodology shall be used, including the gas constituent analysis to calculate flow.

2.3                Performance Conditions for Electrical Output and Heat Rate

The actual Performance Test results shall be adjusted to the following performance conditions for Electrical Output and Heat Rate.

2.3.1               Site Conditions

Barometric Pressure:                             12.52 psia

Ambient Temperature:                           94 ° F

Relative Humidity:                                   27%

Elevation:                                                 4,370 ft

2.3.2               Operating Conditions

Power Factor:                                          0.85 lagging

Blowdown:                                               0%

Gas Turbine Operating Hours:              New and Clean Condition (Less than 200 hours of operation)

Performance fuels:                                  Per Attachment 8

Steam Turbine:                                        New and Clean Condition (Less than 200 hours of operation)

Steam Turbine Backpressure:              2.3 HgA

Cooling Water temperature to

Generator Coolers:                                 91 °F (Max.)

2.3.3.1            Each CTG shall produce the following output without the inlet air chiller in service at 4,380 feet above mean sea level and ambient conditions of 94 °F (dry bulb) and 27% RH:

CTG Output:                                             124 MW

Heat Input (LHV):                                     1,232 MM BTU/hr

Exhaust Flow:                                          2,802 M lbs./hr

Exhaust Temperature:                            1,169 °F

Auxiliary Loads:                                       300 kW *

CTG output is the output at the generator terminals.

*           Typical auxiliary load without miscellaneous loads.

2.3.3.2            The HRSGs and steam turbine shall convert the gas turbine exhaust energy to produce an estimated non-guaranteed output STG output of 270,000 kW with condenser pressure of approximately 2.8 inches of mercury absolute.  The steam turbine output is based on the electrical output at the generator terminals less steam turbine auxiliary loads of 80 kW.

2.3.3.3            The Performance Tests for Electrical Output and Heat Rate are based on operation with inlet chillers not in service and duct firing being in service.  The gas turbine performance is based on performance data supplied by the manufacturer.  The HRSG performance is based on performance data supplied by the manufacturer (based on the CTG data). The steam turbine performance is based on the performance data supplied by the manufacturer (based on the CTG data and HRSG  data).

2.4                           Conduct of Verification

2.4.1               Contractor shall conduct a Facility Performance Test using installed plant permanent instrumentation where practical.  The Performance Test plan will be provided 90 days prior to commencement of Performance Tests, and shall be in general accordance with ASME PTC 46 "Performance Verification Code on Overall Plant Performance" shall be utilized for Facility Performance Verification.  Each Facility Performance Test shall consist of a series of four (4), one hour verification runs.  A minimum of one-half hour of Facility operation shall be required prior to four (4) one hour verification runs.  The four (4) one hour verification runs shall be completed over a period not to exceed forty-eight (48) consecutive hours.  Results of the four (4) one hour verification runs shall be averaged per the Performance Test procedure.

2.4.2               Verification readings (6 minimum) shall be taken at least once every 10 minutes during each of the verification runs and the average shall be calculated.

2.4.3               Grab samples taken at the gas metering station, or downstream of the gas treatment equipment shall be sent to a lab for independent analysis to determine the fuel heating value.  The grab samples shall be taken at least once per verification run with a backup.  The fuel heating value shall be determined by the averaged readings from the grab samples.  Adjustments to the performance calculations due to variations in the fuel analysis shall be defined in the Performance Test procedure.

2.4.4               Operation of the Facility during the Performance Test is the responsibility of the Contractor, including supervision of Owner's operation and maintenance personnel engaged in the validation of the Facility and coordination of all on-site logistical activities in support of the Performance Test.

2.4.5               Owner is responsible for liaison with the local utility, or other entity responsible for the electrical transmission and distribution system that the facility exports power to, and environmental authorities as required during the Performance Test.

2.4.6               Owner is responsible for coordinating the delivery of natural gas and the associated sale of electricity.

2.4.7                For the purpose of determining the performance of the inlet chillers, a chiller performance verification shall be run, prior to Final Completion, to determine the temperature of the glycol/water mix at the inlet of the coil that is located at the GE Gas Turbine.  The Contractor will not perform the overall Facility Performance Test with the chiller system on.  However, the Contractor will endeavor to ensure that the inlet temperature at the CTG coil, at the design ambient temperature (again, corrected to actual ambient conditions), shall be 38°F or less.

Contractor will also measure the auxiliary load, during normal operating condition, at the 4.16 kV power monitor supplied by the Stellar Group.

2.5                   Performance Test Procedures

2.5.1               Contractor shall develop Facility Performance Test procedures for the Facility Performance Tests, which shall be submitted to Owner or its designee for review and approval at least 90 Days prior to initiation of the first scheduled Facility Performance Test.

2.5.2               The Performance Test procedures shall include the following:

  Administrative procedures

  Coordination procedures with the Owner and the Owner's Operations and Maintenance group

  Correction methods to adjust for actual conditions which are different from the basis for overall performance guarantees stated above

  Sample data and calculation sheets

  A list of instruments that shall be used to collect data for the verification and their corresponding identification tags and their respective accuracy

Contractor will complete a 30 hour continuous operation demonstration test of the Facility after the Performance Verification.  Subject to agreement of the parties the Performance Verification Test and 30 hour continuous operation demonstration test may be run concurrently.

Potential WECC required testing may be performed as requested by Owner.  The work associated with these test(s) may be subject to an adjustment of the Target Price.

2.6                               Acceptance Criteria

2.6.1               Contractor shall have performed all contractual obligations for Electrical Output and Heat Rate if the Performance Test results from the same Performance Test meets or exceeds 95% of the Electrical Output and equal to or less than 105% of the Heat Rate of the Target Performance Criteria.

2.6.2               Guaranteed emission limits may be verified during these tests using calibrated CEMS, a third party emission testing contractor, or some other mutually acceptable method.  However, CEMS certification testing and emissions compliance testing may be performed after performance testing.

3.0                   Noise

3.1                   A Facility noise verification, if required, shall be conducted by Owner to demonstrate that the noise contribution of the Facility does not exceed the limits set forth by the governing local ordinances at the nearest receptors.  A third party shall conduct the Facility noise verification in accordance with accepted industry practices.

3.2                   Contractor shall have met the contractual requirements for noise emissions if the test results of one noise verification indicate that the noise level at the nearest receptor is less than the limit set forth by the governing local ordinances.

4.0                   Air Emissions

Contractor is responsible for completing all CEMS certification tests and preparing the certification application required under Part 75 of Title 40 of the Code of Federal Regulations for the Owner to Submit to the Appropriate agencies.

4.1                   The exhaust gas emissions exiting the HRSG stack shall not exceed the limits established in the Facility air permit.

4.2                   Facility Air Emissions Verification

A Facility emissions verification shall be conducted to demonstrate that the Air Permit requirements have been satisfied.  The Facility emissions verification shall be conducted in accordance with the applicable EPA methods by a third party, contracted by Owner, that is certified to conduct emissions verification.

4.3                   The party performing the verification shall develop the Facility emission verification protocol.

4.4                   Contractor shall have met all contractual obligations relative to air emissions if the results of the Facility emissions verification indicate air emissions are at or below the emissions levels in the Facility air permit.

5.0                   Water Emissions

There shall be no wastewater released from the Facility, except for stormwater runoff and sanitary sewage leach.

C.                    Training Procedures

1.0                   Purpose

The purpose of this Section is to define the Contractor's scope of services in developing and conducting training programs for Owner's Operation and Maintenance personnel in advance of Owner assuming care, custody and control of the Facility at Substantial Completion.

2.0                   Operator Training

Contractor shall develop an operator-training program for Owner's operation and maintenance personnel.  Training program shall familiarize Owner's personnel with plant operating systems, mechanical equipment and the Facility control system.  The training program shall provide control and operating philosophy necessary for Owner's personnel to safely and reliably commission, operate and shut down Facility equipment.  Contractor shall supply training program for Owner to review.

2.1                   Contractor's training program shall be developed based on previous Fluor experience of operator training for similar power plants.  The program is designed for a range of operator experience levels.  The Owner recognizes that key staff positions need to be experienced operators in the electric power generation industry.

2.2                   Contractor's training program shall be for a maximum of 35 people, the planned level of operating personnel at the facility.  The training shall include both classroom-type training and hands on training.

2.3                   Contractor shall schedule and coordinate training with equipment suppliers.  The training program shall include the following:

  Systems operations overview covering the plant operating philosophy utilizing the P&IDs and plant operating instructions

  Equipment supplier training covering the process, mechanical, electrical and control systems of the CTGs, HRSGs, STGs, and chemical feed systems

  DCS training covering the DCS hardware, software and controls systems

  CEMS training covering process, electrical and control systems

  Plant electrical systems

  Balance of Plant (BOP) equipment and systems

ATTACHMENT 1:   SITE PLAN AND PLOT PLAN

(Attachment is confidential and has been omitted from this filed exhibit and filed separately with the Securities and Exchange Commission)

ATTACHMENT 2:   PROCESS FLOW DIAGRAMS AND P&IDs

 (Attachment is confidential and has been omitted from this filed exhibit and filed separately with the Securities and Exchange Commission)

ATTACHMENT 3:  MECHANICAL EQUIPMENT LIST

Luna Energy Facility                                                                                        Document No.: A1XP-0-EL-4-EQ-01

Deming, New Mexico                                                                                                                                   Rev. No. 0

EXHIBIT A, ATTACHMENT 3
Mechanical Equipment List

Mechanical Equipment List

Revision Log

0.     Issued Approved for Construction______                               4._________________________________

1.     _________________________________                               5._________________________________

2.___________________________________                               6._________________________________

3. _________________________________                                  7._________________________________

Mechanical Equipment List

Luna/Exhibit A, Attachment 3                                                  1                                                                                    02-14-05

Luna Energy Facility                                                                                        Document No.: A1XP-0-EL-4-EQ-01

Deming, New Mexico                                                                                                                                   Rev. No. 0

EXHIBIT A, ATTACHMENT 3 Mechanical Equipment List

VERIFICATION OF SPECIFICATION

Project:	Luna Energy Facility
Title:	Mechanical Equipment List
Document No.:	A1XP-0-EL-4-EQ-01
Revision:	0

In accordance with established procedures, the quality of this specification has been assured. Signatures certify that the above specification was originated, checked, and approved as noted below:

Prepared By: Paul Dunne /s/ Paul Dunne	Date: 2/14/05
Checked By: Marcus Weber /s/ Marcus Weber	Date: 2/14/05
Inspected By: Systems Paul Dunne /s/ Paul Dunne	Date: 2/14/05
Civil/Structural Waived	Date:
Piping/Layout Waived	Date:
Electrical Waived	Date:
Control Systems Waived	Date:
E & I Design Waived	Date:
Approved By: Eng. Mgr. Marcus Weber /s/ Marcus Weber	Date: 2/14/05

Mechanical Equipment List

Luna/Exhibit A, Attachment 3

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

	Tag No.	Equipment Title	Vendor	P.O. No.	Wt.	Ins Class /	Actual HP	Paint	Comments
	Equip Type	P ID No.	VendorTag		Units	Thickness	Motor Voltage
1	1AS-BLO-0100	AUX. BOILER	CLEAVER	708832-4-		N	0	Field	'Weight is included with the boiler
		COMBUSTION AIR FAN	BROOKS	014				(P5)	weight
							0
		70931 0-U-PD-4-AS.O-01
1	1AS-BLR-0100	AUX. BOILER	CLEAVER	708832-4-		IH		Shop	700 BOILER HP-Deminc/750
			BROOKS	014					BOILER HP-Moapa;
									DIMENSIONS: 558"(L) x 123"(W)
									x 134"(H): BOILER HAS 2"
									BLANKET INSULATION,
									COVERED WITH SECTIONAL
									SHEET METAL (BY VENDOR);
									DESIGN PRESS: 200 PSIG
							0		BY VENDOR); DESIGN
		70931 0-U-PD-4-AS.O-01							PRESS: 200 PSIG
1	1AS-DEA-0100	AUX. BOILER DEAERATOR	CLEAVER	708832-4-		IH	0	Shop	CAPACITY: 600 GAL DESIGN
			BROOKS	014					PRESSURE: 50 PSIG DESIGN
									WEIGHT LISTED W/
									DEAERATOR SKID.
									DIMENSIONS: 54"(D) x
									119"(L);""Tank has2"of
									fiberglass insulation w/ steel
									outerjacket. RATED FLOW:
									30,000 LB/HR
							0
		709310-U-PD-4-AS.O-01
1	1AS-DSH-0100	AUXILIARY STEAM	DEZURIK	708832-4-		IH	0	Shop	ESTIMATED DIMENSIONS:
		DESUPERHEATER	COPES-	015					52"(L) X 18"(W);
			VULCAN
							0
		70931 0-U-PD-4-AS.O-02
1	1AS-HTR-0100	AUXILIARY STEAM	HEAT	708832-4-		IH	0	Shop	ESTIMATED DIMENSIONS: 82"
		SUPERHEATER	EXCHANGE &	012					(L) X 16.75" (D):***The chamber
			TRANSFER						is insulated with calcium silicate
									insulation with an aluminum
									jacket (by Vendor); 475 PSIG: 400 VAC/ 3 PHASE/ 60 HZ
							460		by Vendor); 475 PSIG:
		70931 0-U-PD-4-AS.O-02							400 VAC/ 3 PHASe 60 HZ

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1AS-HTR-0200	INLET AIR HEATER	CLEAVER BROOKS	708832-4-014		N	0	Field (PS)	Dimesions:30"x41"6"; weight is estimated; Heater to be inserted into transition ducting.*** surface of heater may reach up to 400F
			UAS-HTR-0200				0
		70931 0-U-PD-4-AS.O-01
1	1AS-P-0110A	AUX. BOILER FEED PUMP	CLEAVER BROOKS	708832-4-014		IH	0	Shop	WEIGHT INCLUDED W/ DEAERATOR SKID; SP QV: .95 @227 F; 65 GPM; DISCHARGE PRESS: 1 57 PSIG
							0
		70931 0-U-PD-4-AS.O-01
1	1AS-P-0110B	AUX. BOILER FEED PUMP	CLEAVER BROOKS	708832-4-014		IH	0	Shop	WEIGHT INCLUDED W/ DEAERATOR SKID; SP GV: .95 @227 F; 65 GPM; DISCHARGE PRESSURE: 157 PSIG
							0
		70931 0-U-PD-4-AS.O-01
	1AS-P-012QA	AUX. BOILER CHEMICAL FEED PUMP				N	0	Shop	Weight and dimesions included w/ skid 1AS-SKID-0120
							0
		709310-U-PD-4-AS.O-01
	1AS-P-0120B	AUX. BOILER CHEMICAL FEED PUMP				N	0	Shop	Weight and dimensions included w/skid 1AS-SKID-0120
							0
		70931 0-U-PD-4-AS.O-01
	1AS-SKID-0100	DEAERATOR SKID	CLEAVER BROOKS	708832-4-014		IH	0	Field (P5)	Includes: Aux. Boiler Feed Pumps and Motors and the Deaerator. DIMENSIONS: 92.5"(L) x 64"(W)
							0
		70931 0-U-PD-4-AS.O-01
	1AS-SKID-0101	SLOWDOWN SKID	CLEAVER BROOKS	708832-4- 014		IS	0 0	Reid (P5)

		70931 0-U-PD-4-AS.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1AS-SKID-0120	AUX BOILER CHEMICAL INJECTION SKID				N	0 0	Shop	DIMENSIONS: 48'(L) X 60'{W)
		70931 0-U-PD-4-AS.O-01
1	1AS-STK-0100	AUX BOILER STACK	ALPHA ENVIRONMENT AL	708832-4-013		N	0	Shop	DIMENSIONS: 60'-0"(h) X 2.67"(D); TEMP: 410 F
							0
		70931 0-U-PD-4-AS.O-01
	1AS-TK-0100	AUX BOILER BLOWDOWN TANK	CLEAVER BROOKS	708832-4-014		IS	0	Shop
							0
		709310-U-PD-4-AS.O-01
1	1BB-P-0100A	BLOWDOWN WATER SUMP PUMP	FLOWSERVE	4-011	1,455 LBS	N	0	Shop	CAPACITY: 550 GPM @ 62 FT; 153 IN LX 35 IN X 17 IN; .964 @ 140 F, WT W/ MOTOR 1 322 LBS
							0
		70931 0-U-PD-4-BB.O-02
1	1BB-P-0100B	BLOWDOWN WATER SUMP PUMP	FLOWSERVE	4-011	1,455 LBS	N	0	Shop	CAPACITY: 550 GPM & 62 FT; 153 IN L X 35 IN X 17 IN; .964@ 140 F, WT W/ MOTOR 1 455 LBS
							0
		70931 0-U-PD-4-BB.O-02
	1BB-SIL-1100	CONT./INTERMITTENT BD DRUM SILENCER	FISHER CONTROLS	708332-4016		N	0	Shop	175,000 LB/HR (MAX)
							0
		7093 1 0-U-PD-4-BB. 1 -01
	1BB-SUMP-0100	BLOWDOWN WATER SUMP					0		SIZE: 12' (L) X 12' (W) X 10' (D) DESIGN TEMPERATURE: 212 F USABLE VOLUME: 3232 GAL BASIC: HH TO LL LEVEL

		70931 0-U-PD-4-BB.O-02			t

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
1	1BB-V-1100	CONTINUOUS/INTERMITTE NT BD DRUM	JMC INC	4-009		IS	0	Shop	130"DIAX9'-0"Tm>ESIGN: 50 PSIG, 750 F INSULATION: PP (Expanded Metal) MATERIAL: CS
							0
		709310-U-PD-4-BB.1-01
1	1BB-V-2100	CONTINUOUS/INTERMITTE NT BD DRUM	JMC INC	4-009		IS	0	Shop	130"DIAX9'-0"T/TDESIGN: 50 PSIG, 750 F INSULATION:PP (Expanded Metal) MATERIAL: CS
							0
		70931 0-U-PD-4-BB.2-01
1	1CA-CMP-0100A	AIR COMPRESSOR	AIRDYNE	709232-4-008		N	250	Shop	DIMENSIONS: SEE 1CA-SKID-0100A; CAPACITY EA. COMPRESSOR: 600 SCFM DESIGN: 150 PSIG HP: 250 HP
			NA				0
		709200-1-PD-4-CA.O-01
1	1CA-CMP-0100B	AIR COMPRESSOR	AIRDYNE	709232-4-008		N	250	Shop	DIMENSIONS: SEE 1CA-SKID-01 OOB; CAPACITY EA. COMPRESSOR: 600 SCFM DESIGN: 150 PSIG HP: 250 HP
			NA				0
		709200-1-PD-4-CA.O-01
	1CA-DRY-0100A	AIR DRYER A	AIRDYNE	709232-4-008		N	0	Shop	DIMENSIONS: SEE 1CA-SKID-0100A
			NA				0
		709200-1 -PD-4-CA.O-01
	1CA-DRY-0100B	AIR DRYER B	AIRDYNE	709232-4-008		N	0	Shop	DIMENSIONS: SEE 1CA-SKID-01 OOB
			NA				0
		7092GO-1-PD-4-CA.O-01
	1CA-RCV-0100A	AIR RECEIVER 709200-1 -PD-4-CA.O-01	AIRDYNE NA	709232-4-008		N	0 0	Shop	DIMENSIONS: SEE 1CA-SKID-0100

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1CA-RCV-0100B	AIR RECEIVER	AIRDYNE	709232-4-008		N	0	Shop	DIMENSIONS: SEE 1CA-SKID-0100
			NA				0
		709200-1 -PD-4-CA.O-01
	1CA-RCV-0101A	AIR RECEIVER	AIRDYNE	709232-4-008		N	0	Shop	DIMENSIONS: SEE 1CA-SKID-0100
							0
		709200-1-PD-4-CA.O-01
	1CA-RCV-0101B	AIR RECEIVER	AIRDYNE	709232-4-008		N	0	Shop	DIMENSIONS: SEE 1CA-SKID-0100
							0
		709200-1-PD-4-CA.O-01
	1CA-SKID-0100A	COMPRESSOR SKID	AIRDYNE	709232-4-008	20,000	N	275	Shop	DIMENSIONS: 20'(L) X 16' (W) X 8'(H)
			NA		Ibs		480
		709200-1 -PD-4-CA.O-01
	1CA-SKID-0100B	COMPRESSOR SKID	AIRDYNE	709232-4-008	20,000	N	275	Shop	DIMENSIONS: 20'(L) X 16' (W) X 8' (H)
			NA		Ibs		480
		709200-1-PD-4-CA.O-01
	1CC-HX-0120A	CLOSED COOLING HEAT EXCHANGER	ALFA LAVAL	709232-4-028		N	0	Shop	DUTY: 24 MM Btu/Hr, BOTH SIDE DESIGN: 150 PSIG @ 175 DEG F. PLATE MATERIAL: SS 316, No. PLATES: 281, INSULATION: NONE, DIM 133" X 46" X 113" (LXWXH)
							0
		709200-1 -PD-4-CC.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1CC-HX-0120B	CLOSED COOLING HEAT EXCHANGER	ALFA LAVAL	709232-4-028		N	0	Shop	DUTY: 24 MM Btu/Hr, BOTH SIDE DESIGN: 150 PSIG @ 175 DEG F. PLATE MATERIAL: SS 316, No. PLATES: 281, INSULATION: NONE, DIM 133" X 46" X 113" (L.XWXH)
							0
		709200-1-PD-4-CC.O-01
	1CC-HX-0120C	CLOSED COOLING HEAT EXCHANGER	ALFA LAVAL	709232-4-028		N	0	Shop	DUTY: 24 MM Btu/Hr, BOTH SIDE DESIGN: 150 PSIG@ 175 DEG F. PLATE MATERIAL: SS 316, No. PLATES: 281, INSULATION: NONE, DIM 133" X 46" X 113" (L XWXH)
							0
		709200-1 -PD-4-CC.O-01
	1CC-P-0110A	CLOSED COOLING WATER PUMP	FLOWSERVE	709232-4-010	7,310 LBS	N	0	Shop	RATED CAPACITY: 8,000 GPM TDH: 180FTS.G.: 1.04 @ 115 DEG. F INSULATION: NONE; MFR: FLOWSERVE; 120 IN X 39 INX 50IN
							0
		709200-1 -PD-4-CC.O-01
	1CC-P-0110A-OH1	CLOSED COOLING WATER PUMP MOTOR OIL HEATER 1		709232-4-010			500 460		TRICO OIL HEATER
	1CC-P-0110A-OH2	CLOSED COOLING WATER PUMP MOTOR OIL HEATER 1		709232-4-010			500 460		TRICO OIL HEATER
	1CC-P-0110B	CLOSED COOLING WATER PUMP 709200-1-PD-4-CC.O-01	FLOWSERVE	709232-4- 010	7,310 LBS	N	0 0	Shop	RATED CAPACITY: 8,000 GPM TDH: 180FTS.G.: 1.04@ 115 DEG. F INSULATION: NONE; MFR: FLOWSERVE; 120 IN X 39 INX 50IN

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1CC-P-0110B-OH1	CLOSED COOLING WATER PUMP MOTOR OIL HEATER 1		709232-4-010			500 460		TRICO OIL HEATER
	1CC-P-0110B-OH2	CLOSED COOLING WATER PUMP MOTOR OIL HEATER 1		709232-4-010			500 460		TRICO OIL HEATER
	1CC-P-0290	AUXILIARY CLOSED COOLING WATER PUMP	FLOWSERVE	709232-4-010	470 LBS	N	0	Shop	Rated Capacity: 300 GPM @ 30 FT. TDH; 45 IN L X 25 IN X 16 IN; Wt. W/ Motor 470 Lbs. MFR: FLOWSERVE
							0
		709200-1 -PD-4-CC.O-03
	1CC-RCV-0100	CORROSION INHIBITOR CHEMICAL SHOT POT		898332-4024		N	0 0	Shop	CAPACITY: 5 GAL
		709200- 1 -PD-4-CC.O-02
1	1CC-TK-0100	CLOSED COOLING WATER EXPANSION TANK	JMC INC	709232-4- 009		N	0	Shop	CAPACITY: 750 GAL, DIA 4 FT X HT 8 FT TT, DESIGN: 15 PSIG, 500F, MATERIAL CS,: INSULATION: NONE
							0
		709200-1-PD-4-CC.O-02
	1CD-MFLD-0100	STG GENERATOR CO2 MANIFOLD	GE	4-002		N	0	Field (P4)	* See Vendor Drawing (G1FO).
							0
		70931 0-U-PD-4-CD.O-01
	1CD-MFLD-1100	GT 1100 GENERATOR CO2 MANIFOLD	GE	4-001		N	0	Field (P4)	See Vendor Drawing
							0
		70931 0-U-PD-4-CD.O-01
	1CD-MFLD-2100	GT 2100 GENERATOR CO2 MANIFOLD 7093 1 0-U-PD-4-CD.O-01	GE	4-001		N	0 0	Field (P4)	See Vendor Drawing

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1CI-AFCU-1800	AMMONIA FLOW CONTROL SKID (AFCU) 709200- 1 -PD-4-CI .0-06	AALBORG (PEERLESS)	709232-4- 003		IH	0 0	Shop	Partially insulated via DFD contractor
	1CI-AFCU-2800	AMMONIA FLOW CONTROL SKID (AFCU); Partially insulated via DFD contractor 709200-1-PD-4-CI.O-06	AALBORG (PEERLESS)	709232-4-003		IH	0 0	Shop	Partially insulated via DFD contractor
	1CI-FAN-1800A	AMMONIA DILUTION AIR BLOWER 709200-1-PD-4-CI.O-06	AALBORG (PEERLESS)	709232-4-003			0 0	Shop	Model: HP-8E26; Capacity: 1,311 ACFM @ 50" WC & 82 °F. 3500 rpm; Supplied by Aalborg by Aalborg
	1CI-FAN-1800B	AMMONIA DILUTION AIR BLOWER 709200-1 -PD-4-CI.O-06	AALBORG (PEERLESS)	709232-4-003			0 0	Shop	Model: HP-8E26; Capacity: 1,311 ACFM @ 50" WC & 82 °F. 3500 rpm; Supplied by Aalborg by Aalborg
	1CI-FAN-2800A	AMMONIA DILUTION AIR BLOWER 7092GO-1-PD-4-CI.O-06	AALBORG (PEERLESS)	709232-4-003			0 0	Shop	Model: HP-8E26; Capacity: 1,311 ACFM @ 50" WC & 82 °F. 3500 rpm; Supplied by Aalborg by Aalborg
	1CI-FAN-2800B	AMMONIA DILUTION AIR BLOWER 709200-1-PD-4-CI.O-06	AALBORG (PEERLESS)	709232-4-003			0 0	Shop	Model: HP-8E26; Capacity: 1,311 ACFM @ 50" WC & 82 °F. 3500 rpm; Supplied by Aalborg by Aalborg
	1CI-HTR-180QA	AMMONIA VAPORIZER HEATER 709200-1 -PD-4-CI.O-06	AALBORG (PEERLESS)	709232-4-003		IH	0	Shop	Vessel Type: Vertical; Mat'l: CS; Packing: Pall Rings. Insulation: IH; Supplied by Aalborg. by Aalborg.

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1CI-HTR-1800B	AMMONIA VAPORIZER HEATER	AALBORG	709232-4-003		IH	0	Shop	Vessel Type: Vertical; MafI: CS; Packing: Pall Rings. Insulation: IH; Supplied by Aalborg
		709200-1-PD-4-CI.O-06	(PEERLESS)				0		by Aalborg
	1C1-HTR-2800A	AMMONIA VAPORIZER HEATER	AALBORG	709232-4-003		IH	0	Shop	Vessel Type: Vertical; Mat'l: CS; Packing: Pall Rings. Insulation: IH; Supplied by Aalborg
		709200-1-PD-4-CI.O-06	(PEERLESS)				0		by Aalborg
	1CI-HTR-2800B	AMMONIA VAPORIZER HEATER	AALBORG	709232-4-003		IH	0	Shop	Vessel Type: Vertical; Mat'l: CS; Packing: Pall Rings. Insulation: IH; Supplied by Aalborg
		709200-1-PD-4-CI.O-06	(PEERLESS)				0		by Aatborg
	1CI-P-0100B	AMINE FEED PUMP		8937324024 RQH		N		Shop
							0
		709310-U-PD-4-CI.O-01
	1CI-P-0110A	OXYGEN SCAVENGER FEED PUMP		8937324024 RQH		N		Shop	ON SKID WITH AMINE PUMPS, P-100A/B
							0
		70931 0-U-PD-4-CI.O-01
	1CI-P-0110B	OXYGEN SCAVENGER FEED PUMP		8937324024 RQH		N		Shop	ON SKID WITH AMINE PUMPS, P- 100 A/B
							0
		70931 0-U-PD-4-CI.O-01
	1CI-P-0400A	SODIUM HYPOCHLORITE PUMP		2-4024		N	0.5 120	Shop
		709200-1 -PD-4-C1.0-03

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1CI-P-0400B	SODIUM HYPOCHLORITE PUMP		2-4024		N	0 0	Shop
		709200-1 -PD-4-CI.O-03
	1CI-P-0450A	SULFURIC ACID PUMP		2-4024		N	0	Shop
							0
		709200-1 -PD-4-CI.O-03
	1CI-P-0450B	SULFURIC ACID PUMP		2-4024		N	0	Shop
							0
		709200-1-PD-4-CI.O-03
	1CI-P-0500A	DISPERSANT PUMP		2-4024		N	0	Shop
							0
		709200-1-PD-4-CI.O-03
	1CI-P-0500B	DISPERSANT PUMP		2-4024		N	0	Shop
							0
		709200-1-PD-4-CI.O-03
	1CI-P-0510A	CORROSION/ SCALE INHIBITOR PUMP		2-4024		N	0 0	Shop
		709200- 1-PD-4-CI. 0-03
	1CI-P-0510B	CORROSION/ SCALE INHIBITOR PUMP		2-4024		N	0 0	Shop
		709200-1-PD-4-CI.O-03
	1C1-P-0520	BIOCIDE PUMP		2-4024		N	0	Shop
							0
		709200-1 -PD-4-CI.O-03

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1CI-P-0700A	AMMONIA TRANSFER PUMP		709232-4-022		N		Shop	DIMENSIONS: 9'6"(L) X 5'(W) X 4'(H), 2,000 L8S, (SKID), 130 GPH @ 113PSIG, MILTON ROY MODEL MBH401-8HPBCBM4S EST11SN11
0
709200-1-PD-4-CI.O-06
	1CI-P-0700B	AMMONIA TRANSFER PUMP		709232-4-022		N		Shop	DIMENSIONS: 9'6"(L) X 5'(W) X 4'(H), 2,000 LBS. (SKID), 130 GPH @ 113PSIG, MILTON ROY MODEL MBH401-8HPBCBM4S EST11SN11
0
709200- 1 -PD-4-CI .0-06
	1C1-P-0800A	SODIUM HYPOCHLORITE PUMP				N		Shop
709200- 1 -PD-4-CI .0-02
	1CI-P-0800B	SODIUM HYPOCHLORITE PUMP				N	0 0	Shop
709200-1 -PD-4-CI.O-02
	1CI-P-1220A	LP PHOSPHATE FEED PUMPS		8937324024 RQH		N		Shop	DIMENSIONS: SKID - 55" X 41" ; ENCLOSURE - COMMON WITH 1CI-SKID-010Q
0
70931 0-U-PD-4-CI.O-01
	1CI-P-1220B	LP PHOSPHATE FEED PUMPS		8937324024 RQH		N		Shop
0
70931 0-U-PD-4-CI.O-01
	1CI-P-1220C	LP PHOSPHATE FEED PUMPS		8937324024 RQH		N		Shop
		7093 10-U-PD-4-CI. 0-01					0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1CI-P-1230A	HP PHOSPHATE FEED PUMPS		8937324024 RQH		N	0	Shop
							0
		709310-U-PD-4-CI.O-01
	1CI-P-1230B	HP PHOSPHATE FEED PUMPS		8937324024 RQH		N	0	Shop
							0
		7093 10-U-PD-4-CI. 0-01
	1CI-P-2220A	LP PHOSPHATE FEED PUMPS		8937324024 RQH		N	0	Shop	DIMENSIONS: 55" X 41" (SKID); ENCLOSURE - COMMON WITH 1CI-SKID-0100
							0
		70931 0-U-PD-4-CI.O-01
	1CI-P-2220B	LP PHOSPHATE FEED PUMPS		8937324024 RQH		N		Shop
							0
		709310-U-PD-4-CI.O-01
	1CI-P-2220C	LP PHOSPHATE FEED PUMPS		8937324024 RQH		N		Shop
		709310-U-PD-4-CI.O-01					0

	1CI-P-2230A	HP PHOSPHATE FEED PUMPS 709310-U-PD-4-CI.O-01		8937324024 RQH		N	0 0	Shop
	1CI-P-2230B	HP PHOSPHATE FEED PUMPS		8937324024 RQH		N	0	Shop
							0
		70931 0-U-PD-4-CI.O-01
	1CI-SKID-0100	AMINE AND O2 SCAVENGER INJECTION PUMP SKID		898332-4024		N	0 0	Shop	DIMENSIONS: 42" X 48"
		709310-U-PD-4-CI.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1CI-SKID-0400	SODIUM HYPOCHLORITE SKID		2-4024		N	0 0	Shop
709200-1-PD-4-CI.O-03
	1CI-SKID-0450	SULFURIC ACID FEED SKID		2-4024		N	0	Shop
0
709200-1 -PD-4-CI.O-03
	1CI-SKID-0500	COOLING TOWER CONTROL FEED SKID		2-4024		N	0 0	Shop
709200- 1-PD-4-CI. 0-03
	1CI-SKID-0700	AMMONIA INJECTION SKID		709232-4-022		N		Shop	DIMENSIONS: 9ft6inx5ftx4 ftH. WEIGHT INCLUDES PUMPS, DISCHARGE PULSATION DAMPENERS, CALIBRATION COLUMN, PIPING, ETC.
0
709200-1 -PD-4-CI.O-06
	1CI-SKID-0800	SODIUM HYPOCHLORITE FEED SKID				N	0 0	Shop
709200-1-PD-4-CI.O-02
	1CI-SKID-1220	HRSG #1 HP/IP PHOSPHATE INJECTION PUMP SKID		898332-4024		N		Shop	DIMENSIONS: 55"X41", 1,175 LBS.; SKID MOUNTED IN COMMON ENCLOSURE
70931 0-U-PD-4-CI.O-01
	1CI-SKID-2220	HRSG #2 HP/IP PHOSPHATE INJECTION PUMP SKID		898332-4024		N		Shop	DIMENSIONS: 55"X41", 1,175 LBS.; SKID MOUNTED IN COMMON ENCLOSURE
0
70931 0-U-PD-4-CI.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1CI-TK-0100	AMINE STORAGE (CHEMICAL TOTE)		N/A		N	0	Shop	300 or 400 gallon, Not purchased - 'rented,' Chemical Tote 3'-6" x 4'-0" x 2.5' (est); Insulation blanket via DFD
							0
		709310-U-PD-4-CI.O-01
	1CI-TK-0110	OXYGEN SCAVENGER STORAGE (CHEMICAL TOTE)		N/A		N	0	Shop	300 or 400 gallon, Not purchased - 'rented,' Chemical Tote 3'-6" x 4"-0" x 2.5' (est); Insulation blanket via DFD
							0
		709310-U-PD-4-CI.O-01
	1CI-TK-0220	PHOSPHATE STORAGE #1 (CHEMICAL TOTE)		N/A		N	0	Shop	300 or 400 gallon, Not purchased - 'rented,' Chemical Tote 3'-6" x 4'-0" x 2.5' (est); Insulation blanket via DFD
							0
		709310-U-PD-4-CI.O-01
	1CI-TK-0230	PHOSPHATE STORAGE # 2 (CHEMICAL TOTE)		N/A		N	0	Shop	300 or 400 gallon, Not purchased - 'rented,' Chemical Tote 3'-6" x 4'-0" x 2.5' (est); Insulation blanket via DFD
							0
		709310-U-PD-4-CI.O-01
1	1CI-TK-0400	SODIUM HYPOCHLORITE STORAGE TANK	TANKINETICS	709232-4-025		N	0	N/A	CAPACITY: 8,154GAL,12'-0" DIA. X 12'-0" H TT; DESIGN: 150 °F MATERIAL: FRP; INSULATION: NONE
							0
		709200-1 -PD-4-CI.O-02
1	1CI-TK-0450	SULFURIC ACID STORAGE TANK 709200-1-PD-4-CI.O-02	JMC INC	709232-4-009		N	0	Shop	DIMENSIONS: 96" DIAMETER X 16'-0" T/T,DESIGN:50PSIG, 150F, MATERIALCS, CAPACITY 5668 GAL; INSULATION: NONE

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1CI-TK-0500	DISPERSANT TANK (CHEMICAL TOTE)				ET(W)	0 0	Shop	Insulation blanket via DFD
		709200-1-PD-4-CI.O-03
	1CI-TK-0510	CORROSION/ SCALE INHIBITOR TANK (CHEMICAL TOTE) 709200-1-PD-4-CI.O-03				ET(W)	0 0	Shop	Insulation blanket via DFD
	1CI-TK-0520	BIOCIDE TANK (CHEMICAL TOTE)				ET(W)	0 0	Shop	Insulation blanket via DFD
		709200-1 -PD-4-CI.O-03
1	1CI-TK-0700	AQUEOUS AMMONIA STORAGE TANK	JMC INC	709232-4-009		N	0	Shop	WORKING VOLUME: 20,000 GAL. SIZE: 12'-0" ID X 24'-0" T/T, DESIGN 25 PSIG./FV 500/300F, MATERIAL: CS; INSULATION: NONE
							0
		709200-1-PD-4-CI.O-06
1	1CI-TK-0800	SODIUM HYPOCHLORITE STORAGE TANK	TANKINETICS	709232-4- 025		N	0	N/A	CAPACITY: 8,154 GAL,12'-0" DIA. X 12'-0" H TT; DESIGN: 150 °F MATERIAL: FRP; INSULATION: NONE
							0
		709200-1-PD-4-CI.O-02
	1CO-COND-0100	SURFACE CONDENSER	ALSTOM POWER	709232-4-006		N	0	Field (P4)	DUTY:1666 -MMBTU/HR INSULATION: NONE, DIM 43 X 23X24
							0
		709200-1-PD-4-CO.O-01
	1CO-EJR-0100	HOGGING JET EJECTOR	ALSTOM POWER	709232-4-006		IH	0	Shop	Part of Surface Condenser Package ,
							0
		709200-1-PD-4-CO.O-02

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
[1]	1CO-P-0100A	VACUUM CONDENSATE PUMP	FLOWSERVE	709232-4-004		N	900	Shop	RATED CAPACITY:4008 GPM TDH:658 FT S.G. 0.989 @ 123 F
									INSULATION: NONE; 421.5 IN L
									X 77.84 INX 54 IN; MFR:
									FLOWSERVE
							0
		709200-1 -PD-4-CO. 0-01
1	1CO-P-0100B	VACUUM CONDENSATE PUMP	FLOWSERVE	709232-4- 004		N	900	Shop	RATED CAPACITY:4008 GPM TDH-.658 FT S.G. 0.989 @ 123 ° F
									INSULATION: NONE; 421.5 IN L
									X 77.84 INX 54 IN; MFR:
									FLOWSERVE
							0
		709200-1-PD-4-CO.O-01
	1CO-SJAE-0100	STEAM JET AIR EJECTOR	ALSTOM POWER	709232-4-006		IH	0	Shop	Part of Surface Condenser Package
							0
		709200-1-PD-4-CO.O-02
	1CW-CTW-0110	COOLING TOWER	GEA	709223-4-027		N		Shop	DUTY: 1 ,650 MMBTU/HR
		709200-1-PD-4-CW.O-01
	1CW-FAN-0110A	COOLING TOWER FAN	GEA	709223-4-027		N		Shop
		709200-1-PD-4-CW.O-01
	1CW-FAN-0110B	COOLING TOWER FAN	GEA	709223-4-027		N	0	Shop
							0
		709200- 1 -PD-4-CW.O-01
	1CW-FAN-0110C	COOLING TOWER FAN	GEA	709223-4-027		N	0	Shop
							0
		709200-1 -PD-4-CW.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1CW-FAN-0110D	COOLING TOWER FAN	GEA	709223-4-027		N	0	Shop
							0
		709200-1-PD-4-CW.O-01
	1CW-FAN-0110E	COOLING TOWER FAN	GEA	709223-4-027		N	0	Shop
							0
		709200-1 -PD-4-CW.O-01
	1CW-FAN-0110F	COOLING TOWER FAN	GEA	709223-4- 027		N	0	Shop
							0
		709200-1 -PD-4-CW.O-01
	1CW-FAN-0110G	COOLING TOWER FAN	GEA	709223-4-027		N	0	Shop
							0
		709200-1-PD-4-CW.O-01
	1CW-FAN-0110H	COOLING TOWER FAN	GEA	709223-4-027		N	0	Shop
							0
		709200-1 -PD-4-CW.O-01
	1CW-FAN-0110I	COOLING TOWER FAN	GEA	709223-4-027		N	0	Shop
							0
		709200-1-PD-4-CW.O-01
1	1CW-P-0100A	CIRCULATING WATER PUMP	JOHNSTON	709232-4- 013		N	0	Shop	CAP: 87,500 GPM; TDH: 88 FT; HP.-2400
							0
		709200-1 -PD-4-CW.O-01
1	1CW-P-0100B	CIRCULATING WATER PUMP	JOHNSTON	709232-4-013		N	0	Shop	CAP: 87,500 GPM; TDH: 88 FT; HP:2400
		709200-1-PD-4-CW.O-01					0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1CW-P-0101	AUXILIARY CIRCULATING PUMP	JOHNSTON	709232-4- 013		N		Shop	CAPACITY: 2,000 GPM @ 47 FT. TDH; HP:30
		709200-1-PD-4-CW.O-01
	1CW-P-0210	AUXILIARY CIRCULATING WATER PUMP	FLOWSERVE	709232-4-010	1,335 LBS	N		Shop	CAP: 1,000 GPM @ 26 FT. TDH; DIMENSIONS: 60'(L) X 24'(W) X 34" (H), Wt. With baseplate & Motor: 1335Lbs.
							0
		709200-1 -PD-4-CW.O-02
1	1DG-DG-0100	DIESEL GENERATOR 500KW/625KVA w/Load Bank	RUST POWER	708832-6- 005		N	0	Shop	500 KW; RATED VOLT:480 V; SEE DATA SHEET 709200-1 -DS-4-DG-01 FOR HP
							480
		70931 0-U-PD-4-DG.O-01
	1DW-BLO-0130	MIXED BED BLOWER	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1DW-HTR-0160	HOT WATER TANK HEATER	AQUATECH	709232-4-016			0
							480
		709200-1-PD-4-MW.O-01
	1DW-IX-0100	STRONG BASE ANION EXCHANGER	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1DW-MB-0130	MIXED BED POLISHER	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
1	1DW-P-0100A	DEMINERALIZED WATER PUMP	FLOWSERVE	709223-4-010	415 LBS	N		Shop	DESIGN: 150 GPM TDH: 56.1 FT, SP. GR.: 1 @ 60 F INSULATION: N 1 OPERATING, 1 SPARE
							0
		709200-1 -PD-4-DW.O-02
	1DW-P-0100B	DEMINERALIZED WATER PUMP	FLOWSERVE	709223-4-010	415 LBS	N		Shop	DESIGN: 150 GPM TDH: 56.1 FTSP. GR.: 1 @ 60 F INSULATION: N 1 OPERATING, 1 SPARE
							0
		709200-1 -PD-4-DW.O-02
	1DW-P-0190A	CAUSTIC REGENERATION PUMPS	AQUATECH	709223-4-016
		709200-1 -PD-4-MW.O-01
	1DW-P-0190B	CAUSTIC REGENERATION PUMPS	AQUATECH	709223-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1DW-P-0200A	DEMINERALIZER AREA SUMP PUMP	AQUATECH	709223-4- 016			0
							0
		709200-1 -PD-4-MW.O-01
	1DW-P-0200B	DEMiNERALIZER AREA SUMP PUMP	AQUATECH	709223-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1DW-SKID-0100	STRONG BASE AN ION EXCHANGER PIPING SKID	AQUATECH	709223-4-016			0
							0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1DW-SKID-0130	MIXED BED POLISHER PIPING SKID	AQUATECH	709223-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1DW-SKID-0160	HOT WATER TANK PIPING SKID	AQUATECH	709223-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1DW-SKID-0190	CAUSTIC REGENERATION SKID	AQUATECH	709223-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1DW-SUMP-0200	DEMINERALIZER AREA SUMP					0 0
		709200-1 -PD-4-MW.O-01
	1DW-TK-0100	DEMINERALIZED WATER STORAGE TANK		709233-4-K013			0	Field-Vend	SIZE: 41' DIAX32' HIGH CAPACITY: 286,389 GAL, DESIGN: ATMOS PSIG @ 150F, MATERIAL: CS LINED WITH PLASGUARD, INSULATION: NONE
							0
		709200-1 -PD-4-DW.O-02
	1DW-TK-0160	HOT WATER TANK	AQUATECH	709223-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1FG-FLT-0100A	FUEL GAS COALESCING FILTER/SEPARATOR	GE	4-001		N	0 0	Shop	See Vendor Drawing
		70931 0-U-PD-4-FG.O-02

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1FQ-FLT-0100B	FUEL GAS COALESCING FILTER/SEPARATOR	GE	4-001		N	0 0	Shop	See Vendor Drawing
		709310-U-PD-4-FG.O-02
	1FG-HTR-1100	FUEL GAS STARTUP HEATER	GE	4-001		N	0 0	Shop	See Vendor Drawing, MLI G012
		709310-U-PD-4-FG.1-02
	1FG-HTR-2100	FUEL GAS STARTUP HEATER	GE	4-001		N	0 0	Shop	See Vendor Drawing, MLI G012
		70931 0-U-PD-4-FG.2-02
	1FG-HX-1100	FUEL GAS PERFORMANCE HEATER	GE	4-001		IH	0 0	Shop	See Vendor Drawing, MLI G010
		709310-U-PD-4-FG.1-02
	1FG-HX-2100	FUEL GAS PERFORMANCE HEATER	GE	4-001		IH	0 0	Shop	See Vendor Drawing, MLI G010
		70931 0-U-PD-4-FG.2-02
	1FQ-SCB-1100	RJEL GAS SCRUBBER	GE	4-001		IH	0	Shop	See Vendor Drawing MLI G015 SKID95'x194"x145"
							0
		70931 0-U-PD-4-FG. 1 -02
	1FG-SCB-2100	FUEL GAS SCRUBBER	GE	4-001		IH	0	Shop	See Vendor Drawing MLI G015 SKID95"x194"x145"
							0
		709310-U-PD-4-FG.2-02
1	1FP-P-0100A	FIRE WATER PUMP-ELECTRIC	PHOENIX PUMP	709232-4-023		N	0	Shop	CAPACITY: 2000 GPM TDH: 289.9FT. INSULATION: N; MFR: PEERLESS; ON SKID NO. 1FP-SKID-0100; SP GRV. 996 @ 90 F
							0
		709200-1 -PD-4-FP.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
1	1FP-P-0100B	FIRE WATER PUMP-DIESEL DRIVEN	PHOENIX PUMP	709232-4-023		N	0	Shop	CAPACITY: 2000 GPM TDH: 289.9 FT.; INSULATION: N; MFR: PEERLESS; ON SKID 1FP-SKID-0100; SP GRAV .996 @ 9 90 F
							0
		709200-1 -PD-4-FP.O-01
1	1FP-P-0110A	FIRE WATER JOCKEY PUMPS	PHOENIX PUMP	709232-4-023		N	0	Shop	CAPACITY: 25 GPM TDH: 301 .5 FT INSULATION: N; MFR: GRUNDFOS; ON SKID 1 FP-SKID-0100; SP GRAV .996 @ 90 F
							0
		709200- 1-PD-4-FP.O-01
1	1FP-P-0110B	FIRE WATER JOCKEY PUMPS	PHOENIX PUMP	709232-4-023		N	0	Shop	CAPACITY: 25 GPM TDH: 301 .5 FT INSULATION: N; MFR: GRUNDFOS; ON SKID OFP-SKID- 0100;SPGRV.996 @ 90F
			FTA500				0
		709200-1-PD-4-FP.O-01
	1FP-SKID-0100	FIRE WATER PUMP SKID	PHOENIX PUMP	709232-4-023		N	0	Shop
							0
		709200-1-PD-4-FP.O-01
	1FP-TK-0200	DIESEL STORAGE TANK	PHOENIX PUMP	709232-4-023		N	0	Shop
							0
		709200-1 -PD-4-FP.O-01
1	1FW-P-1100A	HP/IP FEEDWATER PUMP	KSB Inc	709232-4-005		IH		Shop	RATED CAPACITY: GPM 1815 (HP) / 165 (IP), TDH 5071 FT (HP) / 1998 FT (IP) SG: 0.9 @ 327 DEG F DRIVER HP: 3000; 224.4 IN L X 72 X 93.6 IN; HEAT TRACE
		709310-U-PD-4-FW.1-01					0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
1	1FW-P-1100B	HP/IP FEEDWATER PUMP	KSB Inc	709232-4-005		IH		Shop	RATED CAPACITY: GPM 1815 (HP) / 165 (IP), TDH 5071 FT (HP) / 1998 FT (IP) SG: 0.9 @ 327 DEG F DRIVER HP: 3000; 224.4 IN L X 72 X 93.6 IN; HEAT TRACE
							0
		70931 0-U-PD-4-FW. 1-01
1	1FW-P-2100A	HP/IP FEEDWATER PUMPS	KSB Inc	709232-4- 005		IH		Shop	RATED CAPACITY: GPM 1815 (HP) / 165 (IP), TDH 5071 FT (HP) / 1998 FT (IP) SG: 0.9 @ 327 DEG F DRIVER HP: 3000; 224.4 IN L X 72 X 93.6 IN; HEAT TRACE
							0
		70931 0-U-PD-4-FW.2-01
1	1FW-P-2100B	HP/IP FEEDWATER PUMP	KSB Inc	709232-4-005		IH		Shop	RATED CAPACITY: GPM 1815 (HP) / 165 (IP), TDH 5071 FT (HP) / 1998 FT (IP) SG: 0.9 @ 327 DEG F DRIVER HP: 3000; 224.4 IN L X 72 X 93.6 IN; HEAT TRACE
							0
		709310-U-PD-4-FW.2-01
	1GH-HX-0100A	STG HYDROGEN COOLER	GE	709232-4-002		N	0	Field (P4)	* Part of Steam Turbine Generator; See Vendor Drawing
							0
		709200-1-PD-4-CC.O-02
	1GH-HX-0100B	STG HYDROGEN COOLER		709232-4- 002		N	0	Field (P4)	* Part of Steam Turbine Generator; See Vendor Drawing
							0
		709200-1-PD-4-CC.O-02
	1GH-HX-0100C	STG HYDROGEN COOLER 709200-1-PD-4-CC..O-02		709232-4-002		N	0	Field (P4)	* Part of Steam Turbine Generator; See Vendor Drawing

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1GH-HX-0100D	STG HYDROGEN COOLER		709232-4-002		N	0	Field (P4)	* Part of Steam Turbine Generator; See Vendor Drawing
							0
		709200-1 -PD-4-CC.O-02
	1GH-MFLD-0100	STG GENERATOR HYDROGEN MANIFOLD	GE	4-002		N	0	Field (P4)	See Vendor Drawing (G1EO)
							0
		70931 0-U-PD-4-GH.O-01
	1GH-MFLD-1100	GT 1100 GENERATOR HYDROGEN MANIFOLD	GE	4-001		N	0	Field (P4)	See Vendor Drawing (Duplicated)
							0
		70931 0-U-PD-4-GH.O-01
	1GH-MFLD-2100	GT 21 00 GENERATOR HYDROGEN MANIFOLD	GE	4-001		N	0	Reid (P4)	See Vendor Drawing (Duplicated)
							0
		70931 0-U-PD-4-GH.O-01
	1GT-DRY-1103	GT 11 00 GENERATOR HYDROGEN GAS DRYER	GE	4-001		N	0	Field (P4)	See Vendor Drawing
							0
		709310-U-PD-4-GT.1-01
	1GT-DRY-2103	GT 2100 GENERATOR HYDROGEN GAS DRYER	GE	4-001		N	0	Field (P4)	See Vendor Drawing
							0
		709310-U-PD-4-GT.2-01
	1GT-HTR-1100A	GT 11 00 LUBE OIL TANK HEATER	GE	4-001		N	0	Shop	Included in Accessory module weight; See Vendor Drawing
							0
		70931 0-U-PD-4-GT. 1-02
	1GT-HTR-1100B	GT 11 00 LUBE OIL TANK HEATER	GE	4-001		N	0	Shop	Included in Accessory module weight; See Vendor Drawing
							0
		70931 0-U-PD-4-GT. 1 -02

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1GT-HTR-1100C	GT 11 00 LUBE OIL TANK HEATER	GE	4-001		N	0	Shop	Included in Accessory module weight; See Vendor Drawing
							0
		7093 1 0-U-PD-4-GT. 1 -02
	1GT-HTR-2100A	GT 2100 LUBE OIL TANK HEATER	GE	4-001		N	0	Shop	Included in Accessory module weight; See Vendor Drawing
							0
		70931 0-U-PD-4-GT.2-02
	1GT-HTR-2100B	GT 21 00 LUBE OIL TANK HEATER	GE	4-001		N	0	Shop	Included in Accessory module weight; See Vendor Drawing
							0
		70931 0-U-PD-4-GT.2-02
	1GT-HTR-2100C	GT 2100 LUBE OIL TANK HEATER	GE	4-001		N	0	Shop	Included in Accessory module weight; See Vendor Drawing
							0
		70931 0-U-PD-4-GT.2-02
	1GT-LCI-0100	LOAD COMMUTATED INVERTER (LCI)	GE	4-001		N	0 0	Shop
		7093 1 0-U-PD-4-GT. 1 -02
	1GT-SKID-0100	GT WASH WATER SKID (GE#252) MLI E025	GE	4-001		N	0	Field (P4)	See Vendor Drawing
			252				0
		70931 0-U-PD-4-GT.2-01
	1GT-SKID-1101	GT 1 100 AIR PROCESSING SKID	GE	4-001		ET(W)	0	Shop	See Vendor Drawing, Heat traced & Insulated By Vendor
		7093 10-U-PD-4-GT. 1-02					0		By Vendor
	1GT-SKID-1300C	GT #1 LUBE OIL	GE	4-001		N	0	Field (P4)	137"x372"x160"; See Vendor Drawing, 203D1506 Sht 3 - Part of accessory module
		7093 1 0-U-PD-4-GT. 1 -02					0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1GT-SKID-1300D	GT #1 TURBINE BASE	GE	4-001		N	0	Field (P4)	353'x158"x170"; See Vendor Drawing, 203D1506 Sht 4
							0
		70931 0-U-PD-4-GT. 1 -02
	1GT-SKID-2101	GT 2100 AIR PROCESSING SKID	GE	4-001		ET(W)	0	Shop	See Vendor Drawing, Heat traced & Insulated By Vendor
		7093 1 0-U-PD-4-GT.2-02					0		By Vendor
	1GT-SKID-2300C	GT #2 LUBE OIL	GE	4-001		N	0	Field (P4)	137"x372"x160"; See Vendor Drawing, 203D1506 Sht 3 - Part of accessory module
							0
		70931 0-U-PD-4-GT.2-02
	1GT-SKID-2300D	GT #2 TURBINE BASE	GE	4-001		N	0	Field (P4)	353"x158"x17Q"; See Vendor Drawing, 203D1506 Sht 4
							0
		70931 0-U-PD-4-GT.2-02
	1GT-SUMP-1110	CTG WASH WATER DRAIN SUMP	GE	4-001		N	0	Field (P4)	1 1 ' (L) X 6' (W) X 8' (D)USABLE VOLUME: 5,800 GALBASIS: BOTTOM OF PIPE; BY OTHER CONTRACTOR
							0		BY OTHER
		70931 0-U-PD-4-GT. 1-02							CONTRACTOR
	1GT-SUMP-2110	CTG WASH WATER DRAIN SUMP	GE	4-001		N	0	Field (P4)	1 1' (L) X 6' (W) X 8' (D)USABLE VOLUME: 5,800 GALBASIS: BOTTOM OF PIPE; BY OTHER CONTRACTOR
							0		BY OTHER
		70931 0-U-PD-4-GT.2-02							CONTRACTOR
	1GT-TK-1102	GT 1 100 CO2 STORAGE TANK	GE	4-001		1C	1	Shop	See Vendor Drawing, Cold Insulation By Vendor
		70931 0-U-PD-4-GT. 1-02				j	440		By Vendor

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1GT-TK-2102	GT 2100 CO2 STORAGE TANK	GE	4-001		1C	1	Shop	See Vendor Drawing, Cold Insulation By Vendor
		70931 0-U-PD-4-GT.2-02					440		By Vendor
	1GT-TRB-1100	GAS TURBINE GENERATOR	GE	4-001		N	0	Field (P4)	MODEL: PG7241 FA, DRY LOW NOx VENDOR: GENERAL ELECTRIC; Insulation via equipment vendor
							0
		709310-U-PD-4-GT.1-01
	1GT-TRB-2100	GAS TURBINE GENERATOR	GE	4-001		N	0	Field (P4)	MODEL: PG7241FA , DRY LOW NOx VENDOR: GENERAL ELECTRIC; Insulation via equipment vendor
							0
		70931 0-U-PD-4-GT.2-01
	1GW-BLO-0250	GRAY WATER LIME SILO DUST COLLECTOR FAN	AQUATECH	709232-4-016			0
							0
		709200- 1 -PD-4-MW.O-01
	1GW-BLO-0350	GRAY WATER LIME SILO EXHAUST FAN	AQUATECH				0 0
		709200- 1 -PD-4-M W.0-01
	1GW-CLF-0100	GRAY WATER CLARIFIER	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1GW-FDR-0250A	GRAY WATER LIME FEEDER	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1GW-FDR-0250B	GRAY WATER LIME FEEDER	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1GW-HTR-0350	GRAY WATER LIME SILO RADIANT HEATER					0 208
		709200-1 -PD-4-MW.Q-01
	1GW-MIX-010Q	GRAY WATER SLUDGE SUMP MIXER	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1GW-MIX-0110	GRAY WATER CLARIFIER RAKE MECHANISM	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1GW-MIX-0120	GRAY WATER CLARIFIER REACTION TURBINE	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1GW-MIX-0250	GRAY WATER LIME SLURRY TANK MIXER	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1GW-P-0110A	TREATED GRAY WATER FORWARDING PUMPS	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1GW-P-0110B	TREATED GRAY WATER FORWARDING PUMPS	AQUATECH	709232-4-016			0
		709200-1-PD-4-MW.O-01					0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1GW-P-0120A	GRAY WATER LIME SLURRY PUMPS	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1GW-P-0120B	GRAY WATER LIME SLURRY PUMPS	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1GW-P-0130A	GRAY WATER SLUDGE PUMP	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1GW-P-0130B	GRAY WATER SLUDGE PUMP	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1GW-P-0140A	BLOWDOWN RETURN PUMPS	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1GW-P-0140B	BLOWDOWN RETURN PUMPS	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1GW-P-0200A	GRAY WATER POLYMER FEED PUMP	AQUATECH	709232-4-016			0		ELECTRONIC SOLENOID PUMP
							120
		709200-1 -PD-4-MW.O-01
	1GW-P-0200B	GRAY WATER POLYMER FEED PUMP 709200-1-PD-4-MW.0-01	AQUATECH	709232-4-016			0 120		ELECTRONIC SOLENOID PUMP

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1GW-P-0220A	FERRIC CHLORIDE FEED	AQUATECH	709232-4-			0
		PUMPS		016
							0
		709200-1 -PD-4-MW.O-01
	1GW-P-0220B	FERRIC CHLORIDE FEED	AQUATECH	709232-4-			0
		PUMPS		016
							0
		709200-1 -PD-4-MW.O-01
	1GW-P-0220C	FERRIC CHLORIDE FEED	AQUATECH	709232-4-			0
		PUMPS		016
							0
		709200-1 -PD-4-MW.O-01
	1GW-P-0450A	GRAY WATER / RO	AQUATECH	709232-4-			0
		PRODUCT ACID FEED		016
		PUMPS					0
		709200-1 -PD-4-MW.O-01
	1GW-P-0450B	GRAY WATER /RO	AQUATECH	709232-4-			0
		PRODUCT ACID FEED		016
		PUMPS					0
		709200-1 -PD-4-MW.O-01
	1GW-P-0450C	GRAY WATER / RO	AQUATECH	709232-4-			0
		PRODUCT ACID FEED		016
		PUMPS					0
		709200- 1 -PD-4-MW.O-01
	1GW-SHK-0250A	GRAY WATER LIME SILO	AQUATECH	709232-4-			0
		BIN ACTIVATOR		016
							0
		709200-1-PD-4-MW.O-01
	1GW-SHK-0250B	GRAY WATER LIME SILO BIN ACTIVATOR	AQUATECH	709232-4-016			0 0
		709200-1-PD-4-MW.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1GW-SILO-0120	GRAY WATER LIME SILO	AQUATECH	709232-4-016			0
							0
s		709200-1-PD-4-MW.O-01
	1GW-SKID-0200	GRAY WATER POLYMER FEED SKID	AQUATECH	709232-4-016			0		INCLUDES 2X100% (2ND PUMP AS WHAREHOUSE SPARE) ELECTRONIC SOLENOID PUMPS
							120
		709200-1-PD-4-MW.O-01
	1GW-SKID-0220	FERRIC CHLORIDE FEED SKID	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1GW-SKID-0250	GRAY WATER LIME FEED SYSTEM	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1GW-SKID-0400	GRAY WATER / RO PRODUCT ACID FEED SKID	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1GW-SUMP-0100	GRAY WATER SLUDGE SUMP	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1GW-SUMP-0120	GRAY WATER BLOWDOWN RETURN SUMP	AQUATECH	709232-4-016			0 0
		709200-1 -PD-4-MW.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1GW-TK-0300	GRAY WATER LIME SLURRY TANK	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1GW-TK-040	GRAY WATER ACID MIXING TANK	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1GW-TK-0500	FERRIC CHLORIDE TANK	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1HR-BLO-1200A	SCANNER & PILOT COOLING AIR BLOWER	AALBORG	4-003		N	0	Shop	MODEL # DR 858AY72X; 100 SCFM @ 4 PSIG;Supplied via Al from Coen
			(COEN-ROTRON)				0
		70931 0-U-PD-4-HR.1 -07
	1HR-BLO-1200B	SCANNER & PILOT COOLING AIR BLOWER	AALBORG	4-003		N	0	Shop	MODEL # DR858AY72Z; 100 SCFM @ 4 PSIG;Supplied via Al from Coen
			(COEN-ROTRON)				0
		709310-U-PD-4-HR.1-07
	1HR-BLO-2200A	SCANNER & PILOT COOLING AIR BLOWER	AALBORG	4-003		N	0	Shop	MODEL # DR858AY72X; 100 SCFM @ 4 PSIG;Suppiied via Al from Coen
			(COEN-ROTRON)				0
		709310-U-PD-4-HR.2-07

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1HR-BLO-2200B	SCANNER & PILOT COOLING AIR BLOWER	AALBORG	4-003		N	0	Shop	MODEL # DR 858AY72X; 100 SCFM @ 4 PSIG;Supplied via Al from Coen
			(COEN-ROTRON)				0
		709310-U-PD-4-HR.2-07
	1HR-CEMS-1100	CONTINUOUS EMISSIONS MONITORING SYSTEM	AALBORG CISCO	4-003		N	0 0	Shop	Supplied via Al from CISCO
		70931 0-U-PD-4-HR. 1 -06
	1HR-CEMS-2100	CONTINUOUS EMISSIONS MONITORING SYSTEM	AALBORG CISCO	4-003		N	0 0	Shop	Supplied via Al from CISCO
		70931 0-U-PD-4-HR.2-06
	1HR-DRUM-1200	HP STEAM DRUM	AALBORG	4-003		IH	0	Shop	84" ID X 36'-0" T/T DESIGN: 21 75 PSIG/ 650 DEG F INSULATION: IH MATERIAL: CS;
							0
		709310-U-PD-4-HR.1-02
	1HR-DRUM-1500	IP STEAM DRUM	AALBORG	4-003		IH	0	Shop	54" ID X 36'-0" T/T DESIGN: 700 PSIG / 525 DEG F INSULATION: IH MATERIAL: CS;
		t					0
		70931 0-U-PD-4-HR. 1-04
	1HR-DRUM-1800	LP STEAM DRUM	AALBORG	4-003		IH	0	Shop	102" ID X 40'-0" T/T DESIGN: 1 50 PSIG/ 375 DEG F INSULATION: IH MATERIAL: CS;
							0
		709310-U-PD-4-HR.1-05
	1HR-DRUM-2200	HP STEAM DRUM	AALBORG	4-003		IH	0	Shop	84" ID X 36'-0 ° T/T DESIGN: 21 75 PSIG/ 650 DEG F INSULATION: IH MATERIAL: CS;
		709310-U-PD-4-HR.2-02					0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1HR-DRUM-2500	IP STEAM DRUM	AALBORG	4-003		IH	0	Shop	54' ID X 36'-0" T/T DESIGN: 700 PSIG / 525 DEG F INSULATION: IH MATERIAL: CS;
							0
		70931 0-U-PD-4-HR.2-04
	1HR-DRUM-2800	LP STEAM DRUM	AALBORG	4-003		IH	0	Shop	102" ID X 40'-0" T/T DESIGN: 150 PSIG/ 375 DEG F INSULATION: IH MATERIAL-OS;
							0
		70931 0-U-PD-4-HR.2-05
	1HR-DSH-1050	HOT REHEAT DESUPERHEATER	AALBORG	4-003		IH	0	Shop	MODEL: DMA/AF-3C, MATERIAL : F22; Size: 24"; Spray conn.: 1.5". via Con-Tek from AALBORG
			Con-Tek				0
		709310-U-PD-4-HR.1-01
	1HR-DSH-1350	HP STEAM DESUPERHEATER	AALBORG	4-003		IH	0	Shop	MODEL: DMA/AF-2G, MATERIAL: F91; Size: 14" 0; Spray Conn.: 2"; via Con-Tek from AALBORG
			Con-Tek				0
		70931 0-U-PD-4-HR. 1-01
	1HR-DSH-2050	HOT REHEAT DESUPERHEATER	AALBORG	4-003		IH	0	Shop	MODEL: DMA/AF-3C, MATERIAL F22; Size: 24"; Spray conn.:1.5". via Con-Tek from AALBORG
			Con-Tek				0
		70931 0-U-PD-4-HR.2-01
	1HR-DSH-2350	HP DESUPERHEATER	AALBORG	4-003		IH	0	Shop	MODEL: DMA/AF-2G, MATERIAL: F91; Size: 14" 0; Spray Conn.: 2"; via Con-Tek from AALBORG
			Con-Tek				0
		709310-U-PD-4-HR.2-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1HR-FLT-1200A	SCANNER & PILOT COOLING AIR INTAKE FILTER	AALBORG (COEN-ROTRON)	4-003		N	0 0	Shop	MODEL #51 6 495
		70931 0-U-PD-4-HR. 1-07
	1HR-FLT-1200B	SCANNER & PILOT COOLING AIR INTAKE FILTER	AALBORG (COEN-ROTRON)	4-003		N	0 0	Shop	MODEL #51 6 495
		70931 0-U-PD-4-HR. 1 -07
	1HR-FLT-2200A	SCANNER & PILOT COOLING AIR INTAKE FILTER	AALBORG	4-003		N	0 0	Shop	MODEL #51 6 495
		709310-U-PD-4-HR.2-07
	1HR-FLT-2200B	SCANNER & PILOT COOLING AIR INTAKE FILTER	AALBORG (COEN-ROTRON)	4-003		N	0 0	Shop	MODEL #51 6 495
		7093 10-U-PD-4-HR. 2-07
	1HR-HRSG-1100	HEAT RECOVERY STEAM GENERATOR	AALBORG	4-003		N	0	Field (P4)	Field paint all HRSG casing, ungalvanized structural steel and any associated uninsulated and unfinished piping
							0
		709310-U-PD-4-HR.1-01
	1HR-HRSG-2100	HEAT RECOVERY STEAM GENERATOR	AALBORG	4-003		N	0	Field (P4)	Field paint all HRSG casing, ungalvanized structural steel and any associated uninsulated and unfinished piping
							0
		709310-U-PD-4-HR.2-01
	1HR-P-1730	HRSG PREHEATER RECIRCULATION PUMP	AALBORG	4-003		N	0	Shop	Model: 4HPX10A; Rated Capacity: 1023gpmTDH: 349ft; Sp. Gr.: 0.923 @ 311 °F; Mat'l: S-6; Imp: 9.96"; Driver HP: 125 HP.
		709310-U-PD-4-HR.1-05	(FLOW SERVE)				0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1HR-P-2730	HRSG PREHEATER RECIRCULATION PUMP	AALBORG	4-003		N	0	Shop	Model: 4HPX10A; Rated Capacity: 1023gpmTDH: 349ft; Sp. Gr.: 0.923 @ 311 °F; Mat'l: S-6; Imp: 9.96"; Driver HP: 125 HP.
			(FLOW SERVE)				0
		70931 0-U-PD-4-HR.2-05
	1HR-SIL-1010	CRH HEADER RELIEF SILENCER	AALBORG	4-003		N	0	Shop	MODEL : BOS-91 -23-2807; 91-1/8" 0 x 130" L; 1-18"-150" RF
									Inlet fig.; Mat'l Shell & Heads: CS; Internals: 6lb/ft Long strand glass fiber.
			(FLUID KINETICS)				0
		709310-U-PD-4-HR.1-01
	1HR-SIL-1070	HRH HEADER RELIEF SILENCER	AALBORG	4-003		N	0	Shop	MODEL : BOS-93-1 9-2762; 93-5/8" 0x 118" L; 1-18"-150" RF
									Inlet fig.; Mat'l Shell & Heads: CS; Internals: 6lb/ft Long strand glass fiber.
			(FLUID KINETICS)				0
		70931 0-U-PD-4-HR. 1 -01
	1HR-SIL-1200	HP DRUM RELIEF SILENCER	AALBORG	4-003		N	0	Shop	MODEL : BOS-78-26-1998; 78-1/8" 0 x 152" L; 2-14"-150" RF
									Inlet fig.; Mat'l Shell & Heads: CS; Internals: 6lb/ft Long strand glass fiber.
			(FLUID KINETICS)				0
		70931 0-U-PD-4-HR. 1 -02
	1HR-SIL-1370	HP HEADER RELIEF SILENCER	AALBORG	4-003		N	0	Shop	MODEL : BOS-59-24-1 150; 59" 0 x 100" L; 1-12"-150" RF Inlet fig.; Mat'l Shell & Heads: CS;
									Internals: 6lb/ft Long strand glass fiber.
		709310-U-PD-4-HR.1-01	(FLUID KINETICS)				0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1HR-SIL-1500	IP DRUM RELIEF SILENCER	AALBORG	4-003		N	0	Shop	MODEL # HPS-6; 20' 0 x 137' L; 1-6"-150" RF Inlet fig.; Mat'l Shell & Heads: CS; Internals: 6lb/ft Long strand glass fiber.
			(FLUID KINETICS)				0
		709310-U-PD-4-HR.1-04
	1HR-SIL-1650	IP HEADER RELIEF SILENCER	AALBORG	4-003		N	0	Shop	MODEL # HPS-6; 16" 0 x 70" L; 1-6"-150" RF Inlet fig.; Mat'l Shell & Heads: CS; Internals: 6lb/ft Long strand glass fiber.
			(FLUID KINETICS)				0
		70931 0-U-PD-4-HR.1 -03
	1HR-SIL-1800	LP DRUM RELIEF SILENCER	AALBORG	4-003		N	0	Shop	MODEL # HPS-6-8; 36,5" 0 x 144" L; 1-6 & 1-8"-150" RF Inlet fig.; Mat'l Shell & Heads: CS; Internals: 6lb/ft Long strand glass fiber.
			(FLUID KINETICS)				0
		70931 0-U-PD-4-HR. 1 -05
	1HR-SIL-1950	LP HEADER RELIEF & VENT SILENCER	AALBORG	4-003		N	0	Shop	MODEL # BOS-48-71-606; 48' 0 x 191.5" L; 2-8"-150" RF Inlet fig.; Mat'l Shell & Heads: CS; Internals: 6lb/ft Long strand glass fiber.
			(FLUID KINETICS)				0
		709310-U-PD-4-HR.1-03
	1HR-SIL-2010	CRH HEADER RELIEF SILENCER	AALBORG	4-003		N	0	Shop	MODEL : BOS-91 -23-2807; 91-1/8" 0 x 130" L; 1-18"-150" RF Inlet fig.; Mat'l Shell & Heads: CS; Internals: 6lb/ft Long strand glass fiber.
		70931 0-U-PD-4-HR.2-01	(FLUID MECHANICS)				0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1HR-SIL-2070	HRH HEADER RELIEF SILENCER	AALBORG	4-003		N	0	Shop	MODEL : BOS-93-1 9-2762; 93- 5/8"0x118"L; 1-18"-150" RF Inlet fig.; Mat'l Shell & Heads: CS; Internals: 6lb/ft Long strand glass fiber.
			(FLUID KINETICS)				0
		70931 0-U-PD-4-HR.2-01
	1HR-SIL-2200	HP DRUM RELIEF SILENCER	AALBORG	4-003		N	0	Shop	MODEL : BOS-78-26-1998; 78- 1/8" 0 x 152' L; 2-14"-150" RF Inlet fig.; Mat'l Shell & Heads: CS; Internals: 6lb/ft Long strand glass fiber.
			(FLUID KINETICS)				0
		70931 0-U-PD-4-HR.2-02
	1HR-SIL-2370	HP HEADER RELIEF SILENCER	AALBORG	4-003		N	0	Shop	MODEL : BOS-59-24-1150; 59" 0 x 100" L; 1-12"-150" RF Inlet fig.; Mat'l Shell & Heads: CS; Internals: 6lb/ft Long strand glass fiber.
			(FLUID KINETICS)				0
		70931 0-U-PD-4-HR.2-01
	1HR-SIL-2500	IP DRUM RELIEF SILENCER	AALBORG	4-003		N	0	Shop	MODEL # HPS-6; 20" 0 x 137" L; 1-6--150" RF Inlet fig.; Mat'l Shell & Heads: CS; Internals: 6lb/ft Long strand glass fiber.
			(FLUID KINETICS)				0
		7093 1 0-U-PD-4-HR.2-04
	1HR-SIL-2650	IP HEADER RELIEF SILENCER	AALBORG	4-003		N	0	Shop	MODEL # HPS-6; 16" 0 x 70" L; 1-6"-150" RF Inlet fig.; Mat'l Shell & Heads: CS; Internals: 6lb/ft Long strand glass fiber.
		70931 0-U-PD-4-HR.2-03	(FLUID KINETICS)				0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

rgv	Tag No.	Equipment Title	Vendor	P.O. No.	Wt.	Ins Class /	Actual HP	Paint	Comments
	Equip Type	P ID No.	VendorTag		Units	Thickness	Motor Voltage
	1HR-SIL-2800	LP DRUM RELIEF	AALBORG	4-003		N	0	Shop	MODEL # HPS-6-8; 36.5" 0 x
		SILENCER							144" L; 1-6 & 1-8'-150" RF Inlet
									fig.; Mat'l Shell & Heads: CS;
									Internals: 6lb/ft Long strand glass
									fiber.
			(FLUI				0
			KINETICS)
		70931 0-U-PD-4-HR.2-05
	1HR-SIL-2950	LP HEADER RELIEF &	AALBORG	4-003		N	0	Shop	MODEL # BOS-48-71-606; 48" 0
		VENT SILENCER							x 191.5" L; 2» 8;"-150" RF Inlet fig.;
									Mat'l Shell & Heads: CS;
									Internals: 6lb/ft Long strand glass
									fiber.
			(FLUID				0
			KINETICS
		70931 0-U-PD-4-HR.2-03
	1HR-SKID-1200A	BURNER MANAGEMENT	AALBORG	4-003		N	0	Shop	Aalborg supply from Coen
		SKID (BMS)					o
			(COEN)
		7093 1 0-U-PD-4-HR. 1 -07
	1HR-SKID-1200B	cooling air blower	AALBORG	4-003		N	0	Shop	INCLUDES BLOWER, MOTOR
		SKID							AND FILTER; Aalborg supply
									from Coen
			(COEN)				0
		70931 0-U-PD-4-HR. 1-07
	1HR-SKID-2200A	BURNER MANAGEMENT	AALBORG	4-003		N	0	Shop	Aalborg supply from Coen
		SKID (BMS)
			(COEN)
		70931 0-U-PD-4-HR.2-07
	1HR-SKID-2200B	COOLING AIR BLOWER	AALBORG	4-003		N	0	Shop	INCLUDES BLOWER, MOTOR
		SKID							AND FILTER; Aalborg supply
									from Coen
			(COEN)				0
		70931 0-U-PD-4-HR.2-07

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1IC-CCL-1100	GT#1 INLET AIR COOLING COIL	GE	709232-4-001		1C		Shop
		709200-1 -PD-4-IC. 1-01
	1IC-CCL-2100	GT#2 INLET AIR COOLING COIL	GE	709232-4-001		1C	0	Shop
							0
		709200-1-PD-4-IC.2-01
	1IC-CHU-0111A	PRIMARY CHILLER UNIT MODULE 1	STELLAR	709233-4-K001		N	1400	Shop	WEIGHT INDICATED HERE IS 50% OF ONE MODULE ( DIMENSIONS 19'-11"X10'- 1/2"X11'-1 1/4')
							4160
		709200-1 -PD-4-IC.O-01
	1IC-CHU-0111B	SECONDARY CHILLER UNIT MODULE 1	STELLAR	709233-4-K001		N	1750	Shop	WEIGHT INDICATED HERE IS 50% OF ONE MODULE ( DIMENSIONS 19'-11'X1 0'- 1/2"X11'-1 1/4")
							4160
		709200-1 -PD-4-IC.O-01
	1IC-CHU-0211A	PRIMARY CHILLER UNIT MODULE 2	STELLAR	709233-4-K001		N	1400	Shop	WEIGHT INDICATED HERE IS 50% OF ONE MODULE ( DIMENSIONS 19'-11"X10'-1/2"X11'-1 1/4")
							4160
		709200-1 -PD-4-IC.O-01
	1IC-CHU-0211B	SECONDARY CHILLER UNIT MODULE 2	STELLAR	709233-4-K001		N	1750	Shop	WEIGHT INDICATED HERE IS 50% OF ONE MODULE ( DIMENSIONS 19'-11"X10'-1/2"X11'-1 1/4")
							4160
		709200-1-PD-4-IC.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1IC-CTW-0100A	CHILLER COOLING TOWER MODULE # 1	STELLAR	709233-4-K001		N	0	Shop	TOTAL4CELLS( WEIGHT INDICATED HERE IN IS FOR ONE CELL ); BY OTHER CONTRACTOR
							0		BY OTHER
		709200-1-PD-4-IC.O-01							CONTRACTOR
	1IC-CTW-0100B	CHILLER COOLING TOWER MODULE # 1	STELLAR	709233-4-K001		N	0	Shop	TOTAL4CELLS (WEIGHT INDICATED HERE IN IS FOR ONE CELL ); BY OTHER CONTRACTOR
							0		BY OTHER
		709200-1 -PD-4-IC.O-01							CONTRACTOR
	1IC-CTW-010OC	CHILLER COOLING TOWER MODULE # 1	STELLAR	709233-4-K001		N	0	Shop	TOTAL4CELLS( WEIGHT INDICATED HERE IN IS FOR ONE CELL ); BY OTHER CONTRACTOR
							0		BY OTHER
		709200-1 -PD-4-IC.O-01							CONTRACTOR
	1IC-CTW-0100D	CHILLER COOLING TOWER MODULE # 1	STELLAR	709233-4-K001		N	0	Shop	TOTAL4CELLS( WEIGHT INDICATED HERE IN IS FOR ONE CELL ); BY OTHER CONTRACTOR
							0		BY OTHER
		709200-1 -PD-4-IC.O-01							CONTRACTOR
	1IC-CTW-0200A	CHILLER COOLING TOWER MODULE # 2	STELLAR	709233-4-K001		N	0	Shop	TOTAL4CELLS( WEIGHT INDICATED HERE IN IS FOR ONE CELL ); BY OTHER CONTRACTOR
							0		BY OTHER
		709200-1 -PD-4-IC.O-01							CONTRACTOR
	1IC-CTW-0200B	CHILLER COOLING TOWER MODULE # 2 709200-1-PD-4-IC.O-01	STELLAR	709233-4-K001		N	0	Shop	TOTAL4CELLS( WEIGHT INDICATED HERE IN IS FOR ONE CELL ); BY OTHER CONTRACTOR BY OTHER CONTRACTOR

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Row	Tag No.	Equipment Title	Vendor	P.O. No.	Wt.	Ins Class /	Actual HP	Paint	Comments
rlfcJV	Equip Type	P ID No.	VendorTag		Units	Thickness	Motor Voltage
	1IC-CTW-0200C	CHILLER COOLING TOWER	STELLAR	709233-4-		N	0	Shop	TOTAL4CELLS( WEIGHT
		MODULE # 2		K001					INDICATED HERE IN IS FOR
ONE CELL ); BY OTHER
CONTRACTOR
							0		BY OTHER
		709200-1 -PD-4-IC.O-01							CONTRACTOR
	1 1C-CTW-0200D	CHILLER COOLING TOWER	STELLAR	709233-4-		N	0	Shop	TOTAL4CELLS( WEIGHT
		MODULE # 2		K001					INDICATED HERE IN IS FOR
ONE CELL ); BY OTHER
CONTRACTOR
							0		BY OTHER
		709200-1 -PD-4-IC.O-01							CONTRACTOR
	1IC-FAN-0100A	CHILLER COOLING TOWER	STELLAR	709233-4-		N	60	Shop	PART OF MODULE #1( BY
		FAN		K001					STELLAR >
							480		BY STELLAR )
709200-1 -PD-4-IC.O-01
	1IC-FAN-0100B	CHILLER COOLING TOWER	STELLAR	709233-4-		N	60	Shop	PART OF MODULE # 1( BY
		FAN		K001					STELLAR )
							480		BY STELLAR )
709200-1-PD-4-IC.O-01
	1IC-FAN-0100C	CHILLER COOLING TOWER	STELLAR	709233-4-		N	60	Shop	PART OF MODULE # 1 ( BY
		FAN		K001					STELLAR )
							480		BY STELLAR )
709200-1 -PD-4-IC.O-01
	1IC-FAN-0100D	CHILLER COOLING TOWER	STELLAR	709233-4-		N	60	Shop	PART OF MODULE #1( BY
		FAN		K001					STELLAR )
							480		BY STELLAR }
709200-1-PD-4-IC.O-01
	1IC-FAN-0200A	CHILLER COOLING TOWER	STELLAR	709233-4-		N	60	Shop	PART OF MODULE #2( BY
		FAN		K001					STELLAR )
		709200-1-PD-4-IC.0-01					480		BY STELLAR )

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

	Tag No.	Equipment Title	Vendor	P.O. No.	Wt.	Ins Class /	Actual HP	Paint	Comments
rgv	Equip Type	P ID No.	VendorTag		Units	Thickness	Motor Voltage
	1IC-FAN-0200B	CHILLER COOLING TOWER	STELLAR	709233-4-		N	60	Shop	PART OF MODULE #2( BY
		FAN		K001					STELLAR )
							480		BY STELLAR )
709200-1-PD-4-IC.O-01
	1IC-FAN-0200C	CHILLER COOLING TOWER	STELLAR	709233-4-		N	0	Shop	PART OF MODULE #2( BY
		FAN		K001					STELLAR )
							480		BY STELLAR )
709200-1-PD-4-IC.O-01
	1IC-FAN-0200D	CHILLER COOLING TOWER	STELLAR	709233-4-		N	60	Shop	PART OF MODULE #2( BY
		FAN		K001					STELLAR )
							480		BY STELLAR )
709200-1 -PD-4-IC.O-01
	1IC-P-0100A	ACID INJECTION PUMP		2-4024		N		Shop	PART OF 1IC-SK1D-0100
709200-1 -PD-4-IC.O-03
	1IC-P-0100B	ACID INJECTION PUMP		2-4024		N		Shop	PARTOF1IC-SKID-0100
709200-1-PD-4-IC.O-03
	1IC-P-0110A	PRIMARY CHILLER PUMP	STELLAR	709233-4-		1C	250	Shop	PART OF MODULE # 1{ BY
				K001					STELLAR ); Insulation via
						38			equipment vendor
							460		BY STELLAR );
		709200-1-PD-4-IC.O-02							Insulation via equipment
vendor
	1IC-P-0110B	PRIMARY CHILLER PUMP	STELLAR	709233-4-		1C	250	Shop	PART OF MODULE # 1( BY
				K001					STELLAR ); Insulation via
						38			equipment vendor
							460		BY STELLAR );
		709200-1-PD-4-IC.O-02							Insulation via equipment
vendor

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1IC-P-0112A	COOLING WATER CIRCULATING PUMP	STELLAR	709233-4-K001		N	125	Shop	PART OF MODULE # 1 ( BY STELLAR )
							480		BY STELLAR )
		709200-1 -PD-4-IC.O-01
	1IC-P-0112B	COOLING WATER CIRCULATING PUMP	STELLAR	709233-4-K001		N	100	Shop	PART OF MODULE #1{ BY STELLAR )
							480		BY STELLAR )
		709200-1-PD-4-IC.O-01
	1IC-P-0115A	SODIUM HYPOCHLORITE INJECTION PUMP		2-4024		N	0 0	Shop	PART OF 1IC-SKID-0100
		709200-1 -PD-4-IC.O-03
	1IC-P-0115B	SODIUM HYPOCHLORITE INJECTION PUMP		2-4024		N	0 0	Shop	PART OF 1IC-SKID-0100
		709200-1 -PD-4-IC.O-03
	1IC-P-0120A	BLENDED CHEMICAL INJECTION PUMP		2-4024		N	0 0	Shop	PART OF 1 1C-SKID-01 00
		709200-1-PD-4-IC.O-03
	1IC-P-0120B	BLENDED CHEMICAL INJECTION PUMP		2-4024		N	0 0	Shop	PARTOF1IC-SKID-0100
		709200- 1 -PD-4-IC.O-03
	1IC-P-0200A	ACID INJECTION PUMP		2-4024		N	0	Shop	PARTOF11C-SKID-0200
							0
		709200-1 -PD-4-IC.O-03
	1IC-P-0200B	ACID INJECTION PUMP		2-4024		N	0	Shop	PART OF 1IC-SKID-0200
							0
		709200-1 -PD-4-IC.O-03

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

	Tag No.	Equipment Title	Vendor	P.O. No.	Wt.	Ins Class /	Actual HP	Paint	Comments
Rev	Equip Type	P ID No.	VendorTag		Units	Thickness	Motor Voltage
	1IC-P-0210A	PRIMARY CHILLER PUMP	STELLAR	709233-4-		1C	250	Shop	PART OF MODULE # 2( BY
				K001					STELLAR )	Insulation via
									equipment vendor
							460		BY STELLAR ) Insulation
		709200-1-PD-4-IC.O-02							via equipment vendor
	1IC-P-0210B	PRIMARY CHILLER PUMP	STELLAR	709233-4-		1C	250	Shop	PART OF MODULE #2( BY
				K001					STELLAR )	Insulation via
									equipment vendor
							460		BY STELLAR ) Insulation
		709200-1 -PD-4-IC.O-02							via equipment vendor
	1IC-P-0212A	COOLING WATER	STELLAR	709233-4-		N	125	Shop	PART OF MODULE #2{ BY
		CIRCULATING PUMP		K001					STELLAR )
							480		BY STELLAR )
		709200-1 -PD-4-IC.O-01
	1IC-P-0212B	COOLING WATER	STELLAR	709233-4-		N	100	Shop	PART OF MODULE #2( BY
		CIRCULATING PUMP		K001					STELLAR )
							480		BY STELLAR )
		709200-1-PD-4-IC.O-01
	1IC-P-0215A	SODIUM HYPOCHLORITE	STELLAR	709233-4-		N	0	Shop	PART OF 1IC-SKID-0200
		INJECTION PUMP		K001
		709200-1 -PD-4-IC.O-03
	1IC-P-0215B	SODIUM HYPOCHLORITE	STELLAR	2-4024		N	0	Shop	PART OF 1 1C-SKID-0200
		INJECTION PUMP
		709200-1-PD-4-IC.O-03
	1IC-P-0220A	BLENDED CHEMICAL	STELLAR	2-4024		N	0	Shop	PART OF 1IC-SKID-0200
		INJECTION PUMP					0
		709200-1 -PD-4-IC.O-03
	1IC-P-0220B	BLENDED CHEMICAL	STELLAR	2-4024		N	0	Shop	PARTOF1IC-SKID-0200
		INJECTION PUMP

		709200-1 -PD-4-IC.O-03

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

	Tag No.	Equipment Title	Vendor	P.O. No.	Wt.	Ins Class /	Actual HP	Paint	Comments
rgv	Equip Type	P ID No.	VendorTag		Units	Thickness	Motor Voltage
	1IC-P-0520A	SECONDARY CHILLER	STELLAR	709233-4-		1C	200	Shop	By STELLAR ( OTHERS );
		PUMP		K001					Insulation via equipment vendor
							460		By STELLAR ( OTHERS
		709200-1 -PD-4-IC.O-02							); Insulation via
equipment vendor
	1IC-P-0520B	SECONDARY CHILLER	STELLAR	709233-4-		1C	200	Shop	By STELLAR ( OTHERS);
		PUMP		K001					Insulation via equipment vendor
							460		By STELLAR { OTHERS
		709200-1 -PD-4-IC.O-02							); Insulation via
equipment vendor
	1IC-P-0520C	SECONDARY CHILLER	STELLAR	709233-4-		1C	200	Shop	By STELLAR ( OTHERS);
		PUMP		K001					Insulation via equipment vendor
							460		By STELLAR ( OTHERS
		709200-1 -PD-4-IC.O-02							); Insulation via
equipment vendor
	1IC-P-0600	MAKE-UP WATER/ GLYCOL	STELLAR	709233-4-		N	0	Shop	PART OF MAIN SKID BY
		FILL PUMP		K001					STELLAR GROUP
							460		BY STELLAR GROUP
709200-1 -PD-4-IC.O-02
	1IC-SKID-0100	CHILLER COOLING TOWER		2-4024		N	0	Shop	DIMENSIONS: 48" X 48" IN
		CONTROL FEED SKID # 1							COMMON ENCLOSURE, 10' X
14',2100LBS.
0
709200-1-PD-4-IC.O-03
	1IC-SKID-0200	CHILLER COOLING TOWER		2-4024		N	0	Shop	DIMENSIONS: 48' X 48" IN
		CONTROL FEED SKID # 2							COMMON ENCLOSURE, 10' X
14', 2100 LBS.
0
709200-1-PD-4-IC.O-03
	1IC-SUMP-0700	WASTE WATER SUMP					0
0
709200-1-PD-4-IC.O-02

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1IC-TK-0100	CHILL CLG TWR ACID STG TK,				N	0	N/A	7'-1 DIA .X 4'-5" H POLYETHYLENE, 1000 GALLON CAPACITY, PART OF OF 1IC-SKID-0100
							0
		709200- 1-PD-4-IC.O-03
	1IC-TK-0200	SODIUM HYPOCHLORITE TANK (CHEMICAL TOTE)				N	0	Shop	THIS IS NOT PURCHASED EQUIPMENT - IT IS 'RENTED' EVERY TIME CHEMICAL IS ORDERED.
							0
		709200-1-PD-4-IC.O-03
	1IC-TK-0300	BLENDED CHEMICAL STORAGE TANK (CHEMICAL TOTE)				N	0	Shop	THIS IS NOT PURCHASED EQUIPMENT - IT IS 'RENTED' EVERY TIME CHEMICAL IS ORDERED.
							0
		709200-1 -PD-4-IC.O-03
	1IC-TK-0500	EXPANSION TANK	STELLAR	709233-4-K001		N	0	Shop	PART OF MAIN SKID BY STELLAR ( OTHER )
		709200- 1-PD-4-IC.O-02					0		BY STELLAR ( OTHER )
	1IC-TK-0600	MAKE-UP WATER/ GLYCOL FILL TANK	STELLAR	709233-4-K001		N	0	Shop	Part of Main Skid, supplied and Installed by Stellar
		709200-1 -PD-4-IC.O-02					0		by Stellar
	1MW-BLO-0100A	DECARBONATOR BLOWERS	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-BLO-0100B	DECARBONATOR BLOWERS 709200-1 -PD-4-MW.O-01	AQUATECH	709232-4-016			0 0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1 MW-BLO-025O	CTBT LIME SILO DUST COLLECTOR FAN	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-BLO-0300	CTBT SODA ASH SILO DUST COLLECTOR FAN	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-BLO-0400	CTBT LIME SILO EXHAUST FAN	AQUATECH				0 0
		709200-1 -PD-4-MW.O-01
	1MW-BLO-0450	CTBT SODA ASH SILO EXHAUST FAN	AQUATECH				0 0
		709200- 1 -PD-4-MW.O-01
	1 MW-BLO-0800A	AIR SCOUR BLOWERS	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-BLO-080OB	AIR SCOUR BLOWERS	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-CLF-0100	CTBT CLARIFIER	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-DCB-0100	DECARBONATOR	AQUATECH	709232-4-016			0
		709200- 1 -PD-4-MW.O-01					0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-FDR-0250A	CTBT LIME FEEDER	AQUATECH	709232-4-			0
				016
							0
		709200-1-PD-4-MW.O-01
	1MW-FDR-0250B	CTBT LIME FEEDER	AQUATECH	709232-4-			0
				016
							0
		709200-1 -PD-4-MW.O-01
	1MW-FDR-0300A	CTBT SODA ASH FEEDER	AQUATECH	709232-4-			0
				016
							0
		709200-1-PD-4-MW.O-01
	1MW-FDR-0300B	CTBT SODA ASH FEEDER	AQUATECH	709232-4-			0
				016
							0
		709200-1-PD-4-MW.O-01
	1MW-FLT-0100A	CTBT GRAVITY FILTER	AQUATECH	709232-4-			0
				016
							0
		709200-1-PD-4-MW.O-01
	1MW-FLT-0100B	CTBT GRAVITY FILTER	AQUATECH	709232-4-			0
				016
							0
		709200-1 -PD-4-MW.O-01
	1MW-FLT-0100C	CTBT GRAVITY FILTER	AQUATECH	709232-4-			0
				016
							0
		709200-1-PD-4-MW.O-01
	1MW-FLT-0100D	CTBT GRAVITY FILTER	AQUATECH	709232-4-016			0 0

		709200-1-PD-4-MW.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-FLT-0150A	CARTRIDGE FILTERS	AQUATECH	709232-4-016			0 0
		709200-1 -PD-4-MW.O-01
	1MW-FLT-0150B	CARTRIDGE FILTERS	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-FLT-0170	SAC / SBA /MB DILUTION WTR TANK AIR FLT	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-FLT-0600	RO CLEANING CARTRIDGE FILTER	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-FLTP-0100	FILTER PRESS	AQUATECH	709232-4-016			0		CAPACITY 169 CUBIC FT
							0
		709200-1-PD-4-MW.O-01
	1MW-HTR-0110	STRONG CAUSTIC TANK HEATER	AQUATECH	709232-4-016			0
							480
		709200-1 -PD-4-MW.O-01
	1MW-HTR-0300	CTBT SODA ASH TANK HEATER	AQUATECH				0 480
		709200-1-PD-4-MW.O-01
	1 MW-HTR-0400	CTBT LIME SILO RADIANT HEATER	AQUATECH				0 208
		709200-1-PD-4-MW.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-HTR-0450	CTBT SODA ASH RADIANT HEATER	AQUATECH				0 208
		709200-1 -PD-4-MW.O-01
	1MW-HTR-0600	RO CLEANING TANK HEATER	AQUATECH	709232-4-016			0
							480
		709200-1 -PD-4-MW.O-01
	1MW-IX-0100A	WEAK ACID CATION EXCHANGERS	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-IX-0100B	WEAK ACID CATION EXCHANGERS	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-IX-0100C	WEAK ACID CATION EXCHANGERS	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-IX-0210A	STRONG ACID CATION EXCHANGER	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-IX-0210B	STRONG ACID CATION EXCHANGER	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-MIX-0050	SLUDGE SUMP MIXER	AQUATECH	709232-4-016			0
		709200-1 -PD-4-MW.O-01					0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-MIX-0100	THICKENER RAKE MECHANISM	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-MIX-0110	CTBT CLARIFIER RAKE MECHANISM	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-MIX-0120	CTBT CLARIFIER REACTION TURBINE	AQUATECH	709232-4- 016			0
							0
		709200-1 -PD-4-MW.O-01
	1 MW-MIX-0250	CTBT LIME SLURRY TANK MIXER	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-MIX-0300A	CTBT SODA ASH DELUMPER	AQUATECH	709232-4- 016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-MIX-0300B	CTBT SODA ASH DELUMPER	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-MIX-0301	CTBT SODA ASH SLURRY TANK MIXER	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0100A	DECARBONATOR	AQUATECH	709232-4-			0
		709200-1-PD-4-MW.O-01					0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-P-0100B	DECARBONATOR FORWARDING PUMPS	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.Q-01
	1MW-P-0110A	WAC FEED PUMPS	AQUATECH	709232-4-016			0		860 GPM DESIGN, 724 GPM NORMAL, TDH 172 FT
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0110B	WAC FEED PUMPS	AQUATECH	709232-4-016			0		860 GPM DESIGN, 724 GPM NORMAL, TDH 172 FT
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0120A	THICKENER SLUDGE PUMPS	AQUATECH	709232-4- 016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-P-0120B	THICKENER SLUDGE PUMPS	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0130A	SLUDGE PUMPS	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0130B	SLUDGE PUMPS	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-P-0140A	BACKWASH RETURN PUMPS 709200-1-PD-4-MW.O-01	AQUATECH	709232-4- 016			0 0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-P-0140B	BACKWASH RETURN PUMPS	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0150A	BACKWASH / RECYCLE PUMPS	AQUATECH	709232-4-016			0		2100 GPM (BACKWASH), 680 GPM (CT RECYCLE), TDH 82 FT
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0150B	BACKWASH / RECYCLE PUMPS	AQUATECH	709232-4-016			0		2100 GPM (BACKWASH), 680 GPM (CT RECYCLE), TDH 82 FT
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0160A	WAC DILUTION WATER	AQUATECH	709232-4-			0
		PUMPS		016
							0
		709200- 1 -PD-4-MW.O-01
	1MW-P-0160B	WAC DILUTION WATER	AQUATECH	709232-4-			0
		PUMPS		016
							0
		709200-1-PD-4-MW.O-01
	1MW-P-0170A	RO BOOSTER PUMPS	AQUATECH	709232-4-			0
				016
							0
		709200-1-PD-4-MW.O-01
	1MW-P-0170B	RO BOOSTER PUMPS	AQUATECH	709232-4-			0
				016
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0177						0
							0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-P-0180A	SAC / SBA / MB DILUTION	AQUATECH	709232-4-			0
		WATER PUMPS		016
							0
		709200- 1 -PD-4-MW.O-01
	1MW-P-0180B	SAC / SBA / MB DILUTION	AQUATECH	709232-4-			0
		WATER PUMPS		016
							0
		709200-1 -PD-4-MW .0-01
	1MW-P-0200A	CTBTCLARIFIER	AQUATECH	709232-4-			0		ELECTRONIC SOLENOID PUMP
		POLYMER FEED PUMP		016
							120
		709200-1 -PD-4-MW.O-01
	1MW-P-0200B	CTBT CLARIFIER	AQUATECH	709232-4-			0		ELECTRONIC SOLENOID PUMP
		POLYMER FEED PUMP		016
							120
		709200-1 -PD-4-MW.O-01
	1MW-P-0210A	RO PRODUCT	AQUATECH	709232-4-			0
		FORWARDING PUMPS		016
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0210B	RO PRODUCT	AQUATECH	709232-4-			0
		FORWARDING PUMPS		016
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0230A	THICKNER POLYMER	AQUATECH	709232-4-			0		ELECTRONIC SOLENOID PUMP
		FEED PUMP		016
							120
		709200-1 -PD-4-MW.O-01
	1MW-P-0230B	THICKNER POLYMER FEED PUMP	AQUATECH	709232-4-016			0		ELECTRONIC SOLENOID PUMP
							120
		709200-1 -PD-4-MW.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Tag No.	Equipment Title	Vendor	P.O. No.	Wt.	Ins Class /	Actual HP	Paint	Comments
Equip Type	P ID No.	VendorTag		Units	Thickness	Motor Voltage
1MW-P-0240A	ANTISCALANT FEED	AQUATECH	709232-4-			0		ELECTRONIC SOLENOID PUMP
	PUMPS		016
						120
	709200-1-PD-4-MW.O-01
1MW-P-0240B	ANTISCALANT FEED	AQUATECH	709232-4-			0		ELECTRONIC SOLENOID PUMP
	PUMPS		016
						120
	709200-1-PD-4-MW.O-01
1MW-P-0250A	CTBT LIME SLURRY PUMPS	AQUATECH	709232-4-			0		CAPACITY : 40 GPM <8> 100
			016					TDH, MATERIAL CS
						0
	709200-1-PD-4-MW.O-01
1MW-P-0250B	CTBT LIME SLURRY PUMPS	AQUATECH	709232-4-			0		CAPACITY : 40 GPM @ 100
			016					TDH, MATERIAL CS
						0
	709200-1 -PD-4-MW.O-01
1MW-P-0300A	CTBT SODA ASH SLURRY	AQUATECH	709232-4-			0
	PUMP		016
						0
	709200-1-PD-4-MW.O-01
1MW-P-0300B	CTBT SODA ASH SLURRY	AQUATECH	709232-4-			0
	PUMP		016
						0
	709200-1 -PD-4-MW.O-01
1MW-P-0350A	BISULFITE FEED PUMPS	AQUATECH	709232-4-			0		ELECTRONIC SOLENOID PUMP
			016
						120
	709200-1 -PD-4-MW.O-01
1MW-P-0350B	BISULFITE FEED PUMPS	AQUATECH	709232-4-			0		ELECTRONIC SOLENOID PUMP
			016
						120
	709200-1-PD-4-MW.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-P-0400A	CTBT / RO REJECT ACID FEED PUMPS	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0400B	CTBT / RO REJECT ACID FEED PUMPS	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-P-0400C	CTBT / RO REJECT ACID FEED PUMPS	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0500A	WAC / RO FEED CAUSTIC DOSING PUMPS	AQUATECH	709232-4- 016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-P-0500B	WAC / RO FEED CAUSTIC DOSING PUMPS	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0500C	WAC / RO FEED CAUSTIC DOSING PUMPS	AQUATECH	709232-4- 016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-P-0600	RO CLEANING PUMP	AQUATECH	709232-4-016			0
							0
		709200- 1 -PD-4-MW.O-01
	1MW-P-0650A	ACID REGENERATION PUMPS	AQUATECH	709232-4-016			0 0

		709200-1 -PD-4-MW.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-P-0650B	ACID REGENERATION	AQUATECH	709232-4-			0
		PUMPS		016
							0
		709200-1-PD-4-MW.O-01
	1 MW-P-0700A	WASTE NEUTRALIZATION	AQUATECH	709232-4-			0
		PUMPS		016
							0
		709200-1-PD-4-MW.O-01
	1MW-P-0700B	WASTE NEUTRALIZATION	AQUATECH	709232-4-			0
		PUMPS		016
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0710	ACID NEUTRALIZATION	AQUATECH	709232-4-			0
		PUMP		016
							0
		709200-1-PD-4-MW.O-01
	1MW-P-0720A	CAUSTIC	AQUATECH	709232-4-			0
		NEUTRALIZATION/WAC		016
		RINSE PH PUMPS					0
		709200-1-PD-4-MW.O-01
	1MW-P-0720B	CAUSTIC	AQUATECH	709232-4-			0
		NEUTRALIZATION/WAC		016
		RINSE PH PUMPS					0
		709200-1 -PD-4-MW.O-01
	1MW-P-0800	EVAPORATION POND					0		PART OF DESI SCOPE OF
		LEACHATE PUMP							WORK
							0
		709200-1 -PD-4-MW.O-01
	1MW-P-0810	EVAPORATION POND					0		PART OF DESI SCOPE OF
		LEACHATE PUMP 709200-1-PD-4-MW.O-01					0		WORK

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-RO-0100A	RO UNIT A		709232-4-			0
				016
							0
		709200-1-PD-4-MW.O-01
	1MW-RO-0100B	RO UNIT B		709232-4-			0
				016
							0
		709200-1 -PD-4-MW.O-01
	1MW-SCB-0100	ACID TANK FUME	AQUATECH	709232-4-			0
		SCRUBBER		016
							0
		709200-1 -PD-4-MW.O-01
	1MW-SHK-0250A	CTBT LIME SILO BIN	AQUATECH	709232-4-			0
		ACTIVATOR		016
							0
		709200-1 -PD-4-MW.O-01
	1MW-SHK-0250B	CTBT LIME SILO BIN	AQUATECH	709232-4-			0
		ACTIVATOR		016
							0
		709200- 1 -PD-4-MW.O-01
	1MW-SHK-0300A	CTBT SODA ASH SILO BIN ACTIVATOR	AQUATECH	709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-SHK-0300B	CTBT SODA ASH SILO BIN ACTIVATOR	AQUATECH	709232-4-016			0 0

		709200-1 -PD-4-MW.O-01
	1MW-SILO-0250	CTBT LIME SILO	AQUATECH	709232-4-			0		CAPACITY: 3,500 CUBIC FT, 12'
				016					DIAX 28'-0" SS, MATERIAL - CS
							0
		709200-1-PD-4-MW.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
1MW-SILO-0300	CTBT SODA ASH SILO		709232-4-			0		CAPACITY: 2,500 CUBIC FT, 12'
			016					DIAX 23'-0" SS, MATERIAL - CS
						0
	709200-1 -PD-4-MW.O-01
1MW-SKID-0100A	WEAK ACID CATION		709232-4-			0
	PIPING SKID		016
						0
	709200-1 -PD-4-MW.O-01
1MW-SKID-0100B	WEAK ACID CATION		709232-4-			0
	PIPING SKID		016
						0
	709200- 1 -PD-4-MW.O-01
1MW-SKID-0100C	WEAK ACID CATION		709232-4-			0
	PIPING SKID		016
						0
	709200-1 -PD-4-MW.O-01
1MW-SKID-0110A	RO UNIT SKID		709232-4-			0
			016
						0
	709200-1 -PD-4-MW.O-01
1MW-SKID-0110B	RO UNIT SKID		709232-4-			0
			016
						0
	709200-1 -PD-4-MW.O-01
1MW-SKID-0120	THICKENER SLUDGE		709232-4-			0
	PUMP SKID		016
						0
	709200-1 -PD-4-MW .0-01
1MW-SKID-0150	CARTRIDGE FILTER SKID		709232-4-016			0
	709200-1-PD-4-MW.O-01					0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-SKID-0160	WAC DILUTION WATER PUMP SKID		709232-4- 016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-SKID-0180	SAC / SBA / MB DILUTION WATER PUMP SKID		709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-SKID-0200	CTBT CLARIFIER POLYMER FEED SKID	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-SKID-0210A	STRONG ACID CATION EXCHANGER PIPING SKID		709232-4- 016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-SKID-0210B	STRONG ACID CATION EXCHANGER PIPING SKID		709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-SKID-0230	THICKENER POLYMER FEED SKID		709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-SKID-0240	ANTISCALANT FEED SKID		709232-4-016			0
		709200-1 -PD-4-MW.O-01					0
	1MW-SKID-0250	CTBT LIME FEED SYSTEM		709232-4-016			0 0
		709200-1 -PD-4-MW.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-SKID-0300	CTBT SODA ASH FEED		709232-4-			0
		SYSTEM		016
							0
		709200-1-PD-4-MW.O-01
	1MW-SKID-0350	BISULFITE FEED SKID		709232-4-			0
				016
							0
		709200-1-PD-4-MW.O-01
	1MW-SKID-0400	CTBT / RO REJECT ACID		709232-4-			0
		FEED SKID		016
							0
		709200-1 -PD-4-MW.O-01
	1MW-SKID-0500	WAC / RO FEED CAUSTIC		709232-4-			0
		DOSING SKID		016
							0
		709200-1 -PD-4-MW.O-01
	1MW-SKID-0600	RO CLEANING SKID		709232-4-			0
				016
							0
		709200-1 -PD-4-MW.O-01
	1MW-SKID-0650	ACID REGENERATION SKID		709232-4-			0
				016
							0
		709200-1 -PD-4-MW. 0-01
	1MW-SKID-0700	WASTE NEUTRALIZATION		709232-4-			0
		PUMP SKID		016
							0
		709200-1-PD-4-MW.O-01
	1MW-SKID-0710	ACID NEUTRALIZATION SKID		709232-4-016			0
		709200-1-PD-4-MW.O-01					0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-SKID-0720	CAUSTIC NEUTRALIZATION/WAG RINSE PH PUMP SKID		709232-4-016			0 0
		709200-1-PD-4-MW.O-01
	1MW-SUMP-0100	SLUDGE SUMP		709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-SUMP-0110	CLEARWELL SUMP		709232-4-016			0		CAPACITY 50,000 GAL
							0
		709200-1-PD-4-MW.O-01
	1MW-SUMP-0120	BACKWASH RETURN SUMP		709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-TK-0040	CTBT ACID MIXING TANK		709232-4-016			0
							0
		709200-1 -PD-4-MW.O-01
	1MW-TK-0100	RAW WATER/FIRE WATER STORAGE TANK		709233-4-K-013			0		SIZE: 95'-0" X 40'-0" HIGH, CAPACITY:1, 961,734 GAL, INSULATION IH
							0
		709200-1 -PD-4-FP.O-01
	1MW-TK-0110	STRONG CAUSTIC TANK		709232-4-016			0		SIZE: 10'DIAX12'LOS, CAPACITY: 8,000 GAL, MATERIAL: C.S.
							0
		709200- 1 -PD-4-MW.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-TK-0120	STRONG ACID TANK		709232-4-016			0		SIZE: 12' DIA X 18' LOS, CAPACITY: 16,000 GAL, MATERIAL: C.S.
							0
		709200-1 -PD-4-MW.O-01
	1MW-TK-0140	NEUTRALIZATION TANK	AQUATECH	709232-4-016			0
							0
		709200-1-PD-4-MW.O-01
	1MW-TK-0170	SAC/SBA/MB DILUTION WATER TANK		709232-4-016			0		SIZE: 12'DIAX24'SS, CAPACITY: 20,000 GAL
							0
		709200-1-PD-4-MW.O-01
	1MW-TK-0210	RO PRODUCT TANK		709232-4-016			0		SIZE: 13'DIAX38'4" SS, CAPACITY: 35,000 GAL
							0
		709200-1 -PD-4-MW.O-01
	1MW-TK-0250	CTBT LIME SLURRY TANK	AQUATECH	709232-4-016			0		CAPACITY: 1,000 GAL, SIZE: 4 'X 6' X 6' SS, MATERIAL CS
							0
		709200-1-PD-4-MW.O-01
	1MW-TK-0300	CTBT SODA ASH SLURRY TANK		709232-4-016			0		CAPACITY: 1 ,000 GAL, SIZE: 4 'X 6' X 6' SS, MATERIAL CS
							0
		709200-1-PD-4-MW.O-01
	1 MW-TK-0600	RO CLEANING TANK		709232-4-016			0		CAPACITY: 2,000 GAL, SIZE:8' DIA 'X76' SS, MATERIAL FRP
							0
		709200-1-PD-4-MW.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No, Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1MW-TKNR-0100	THICKENER		709232-4-			0
				016
							0
		709200-1-PD-4-MW.O-01
	1MW-XX-0100	CTBT FLOW SPLITTER		709232-4-			0
				016
							0
		709200-1 -PD-4-MW.O-01
	1NI-MFLD-1100	Nitrogen Manifold		708832-4-023		N	0	Shop	Single regulator, twin header, single manifold for 26 N2 bottles. Max. Capacity: 6000sofh @ 100 psig & 60 °F.
			NA				0
		70931 0-U-PD-4-NI.O-01
	1NI-MFLD-2100	Nitrogen Manifold		708832-4- 023		N	0	Shop	Single regulator, twin header, single manifold for 26 N2 bottles. Max. Capacity: 6OOOscfh @ 100 psig & 60 °F.
			NA				0
		70931 0-U-PD-4-NI.O-01
	1PW-SKID-0100	POTABLE WATER SKID					0
							0
		709200-1-PD-4-PW.O-01
	1SP-SPNL-0100	STEAM/WATER SAMPLING PANEL		898332-7024		N	0	Shop	Estimated Building Dimensions: 24'{L) x 14'(W) x 10'(H);
			1SP-SPNL-0100				0
		70931 0-U-PD-4-SP.O-01
	1SP-TK-0805	DRAIN TANK		898332-7024		N	0	Shop	LOCATED WITH IN THE SAMPLE PANEL SHELTER. 17
									GALLON TANK
		709310-U-PD-4-SP.O-01					0

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1ST-ACU-0100	1 ST-EC AIR COND #AC-1	GE	4-002		N	0	Field( P4)
			EC2				0
		VENDOR
	1S7-ACU-0200	1 ST-EC AIR COND #AC-2	GE	4-002		N	0	Field( P4)
			EC2				0
		VENDOR
	1ST-BLO-0100	STEAM TURBINE H2 GAS DRYER BLOWER	GE	4-002		N	0.5	Reid (P4)	* See Vendor Dwg. (GE dwg. G2MA). Part of the Hydrogen Gas Dryer Skid.
			FM-2995				480
		70931 0-U-PD-4-ST.O-04
	1ST-BLO-0500A	GLAND STEAM CONDENSER BLOWER	GE	4-002		N	0	Field (P4)	* Part of Gland Condenser Skid; See Vendor Drawing (VS10)
			GX-1				0
		70931 0-U-PD-4-ST.O-02
	1ST-BLO-0500B	GLAND STEAM CONDENSER BLOWER	GE	4-002		N	0	Field (P4)	* Part of Gland Condenser Skid; See Vendor Drawing (VS1 0)
			GX-2				0
		7093 1 0-U-PD-4-ST.O-02
	1ST-CLR-0800	EHC OIL COOLER	GE	4-002		N	0	Field (P4)	* Part of EHC Skid; Air Cooled; See Vendor Drawing (VR90)
							0
		70931 0-U-PD-4-ST.O-01
	1ST-DSH-0500	GLAND STEAM EMERGENCY DESUPERHEATER	GE	4-002		IS	0	Shop	* Part of Gland Condenser Skid; Mat'l: CS; Size: 6"; Spray conn.: 0.5"; See Vendor Drawing (VS06)
							0
		7093 1 0-U-PD-4-ST.O-02

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

raw	Tag No.	Equipment Title	Vendor	P.O. No.	Wt.	Ins Class /	Actual HP	Paint	Comments
ficV	Equip Type	P ID No.	VendorTag		Units	Thickness	Motor Voltage
	1ST-FLT-0630A	STEAM TURBINE LUBE OIL	GE	4-002		N	0	Field	* Part of Lube Oil System Skid;
		FILTER						(P4)	See Vendor Drawing (VR01).
							0
		70931 0-U-PD-4-ST.O-01
	1ST-FLT-0630B	STEAM TURBINE LUBE OIL	GE	4-002		N	0	Field	* Part of Lube Oil System Skid;
		FILTER						(P4)	See Vendor Drawing (VR01).
							0
		709310-U-PD-4-ST.O-01
	1ST-FLT-0650	MIST ELIMINATOR	GE	4-002		N	0	Field	* Part of Lube Oil System Skid;
								(P4)	See Vendor Drawing (VR01).
							0
		70931 0-U-PD-4-ST.O-01
	1ST-FLT-0660	ST LUBE OIL COND.	GE	4-002		N	0	Field	" Part of Lube Oil System Skid;
		ROUGHING FILTER						(P4)	See Vendor Drawing (VR01).
							0
		70931 0-U-PD-4-ST.O-01
	1ST-FLT-0665	ST LUBE OIL COND.	GE	4-002		N	0	Field	* Part of Lube Oil System Skid;
		COALESING FILTER						(P4)	See Vendor Drawing (VR01).
							0
		70931 0-U-PD-4-ST.O-01
	1ST-FLT-0800A	EHC OIL FILTER	GE	4-002		N	0	Field	* Part of EHC Skid; See Vendor
								<P4)	Drawing (VR90).
							0
		70931 0-U-PD-4-ST.O-01
	1ST-FLT-0800B	EHC OIL FILTER	GE	4-002		N	0	Field	* Part of EHC Skid; See Vendor
								(P4)	Drawing (VR90).
							0
		709310-U-PD-4-ST.O-01
	1ST-FLT-0810	EHC OIL TANK BREATHER	GE	4-002		N	0	Field	* Part of EHC Skid; See Vendor
		W/FILTER						(P4)	Drawing(VR90).
							0
		70931 0-U-PD-4-ST.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1ST-GEN-0100	STEAM TURBINE GENERATOR	GE	4-002		N	0	Field (P4)	* See Vendor Drawings.
							0
		70931 0-U-PD-4-ST.O-04
	1ST-GSC-0500	GLAND STEAM CONDENSER	GE	4-002		IS	0	Shop	Des. Cond. shell/tubes: 75 psig @ 600 °F/ 375psig @ 170 °F; Mat'l shell/tube:CS/304SS Part of Gland Condenser Skid; See Vendor Drawing (VS10); Inssulation via equipment vendor
							0
		70931 0-U-PD-4-ST. 0-02
	1ST-HTR-OC-1	ST LUBE OIL CONDITONER UNIT HEATER	GE	4-002		N	0	Field (P4)	* Part of Lube Oil System Skid; See Vendor Drawing (VR01)
			HTR-OC-1				460
		70931 0-U-PD-4-ST.O-01
	1ST-HTR-OC-2	ST LUBE OIL CONDITONER UNIT HEATER	GE	4-002		N	0	Field (P4)	* Part of Lube Oil System Skid; See Vendor Drawing (VR01)
			HTR-OC-2				460
		70931 0-U-PD-4-ST.O-01
	1ST-HX-0620A	STEAM TURBINE LUBE OIL COOLER	GE	4-002		N	0	Field (P4)	* Part of Lube Oil System Skid; Type: Plate & Frame; Mat'l: CS; Duty: 3.11 MM BTU/HR. See Vendor Drawing (VR01)
							0
		709310-U-PD-4-ST.O-01
	1ST-HX-0620B	STEAM TURBINE LUBE OIL COOLER	GE	4-002		N	0	Field (P4)	* Part of Lube Oil System Skid; Type: Plate & Frame; Mat'l: CS; Duty: 3.11 MM BTU/HR; See Vendor Drawing (VR01)
							0
		70931 0-U-PD-4-ST.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Row	Tag No.	Equipment Title	Vendor	P.O. No.	Wt.	Ins Class /	Actual HP	Paint	Comments
II Cv	Equip Type	P ID No.	VendorTag		Units	Thickness	Motor Voltage
	1ST-P-0600A	STEAM TURBINE	GE	4-002		N	0	Field	* Part of Lube Oil System Skid;
		LUBE/SEAL OIL PUMP						(P4)	See Vendor Drawing (VR01).
			BP-1				0
		70931 0-U-PD-4-ST.O-01
	1ST-P-0600B	STEAM TURBINE	GE	4-002		N	0	Field	* Part of Lube Oil System Skid;
		LUBE/SEAL OIL PUMP						(P4)	See Vendor Drawing (VR01)
			BP-2				0
		709310-U-PD-4-ST.O-01
	1ST-P-0610	STEAM TURBINE	GE	4-002		N	0	Field	* Part of Lube Oil System Skid;
		EMERGENCY OIL PUMP						(P4)	See Vendor Drawing (VR01)
			EBP				0
		70931 0-U-PD-4-ST.O-01
	1ST-P-0660	ST LUBE OIL	GE	4-002		N	0	Field	* Part of Lube Oil System Skid;
		CONDITIONER PUMP						(P4)	See Vendor Drawing (VR01)
			OCM				0
		70931 0-U-PD-4-ST.O-01
	1ST-P-0800A	EHC OIL PUMP	GE	4-002		N	0	Reid	* Part of EHC Skid; See Vendor
								(P4)	Drawing (VR90).
			HFP-A				0
		709310-U-PD-4-ST.O-01
	1ST-P-0800B	EHC OIL PUMP	GE	4-002		N	0	Field	* Part of EHC Skid; See Vendor
								(P4)	Drawing (VR90)
			HFP-B				0
		70931 0-U-PD-4-ST.O-01
	1ST-P-0840	EHC FILTER PUMP	GE	4-002		N	0	Field	* Part of EHC Skid; See Vendor
								(P4)	Drawing (VR90).
			TAF				0
		709310-U-PD-4-ST.O-01
	1ST-TGR-0100	STEAM TURBINE TURNING	GE	4-002		N	0	Field	* Part of Steam Turbine
		GEAR						(P4)	Generator; See Vendor Drawing
			TG				0
		70931 0-U-PD-4-ST.O-04

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
1	1ST-TK-0100	ATMOSPHERIC DRAIN TANK	JMC INC	4-009		IS	0	Shop	9'-0" DIA x 10' 0" T/T, Des. P/T: 50 PSIG@ 750 °F; MATERIAL: CS; INSULATION: PP(EXPANDED METAL)
			NA				0
		70931 0-U-PD-4-ST.O-02
	1ST-TK-0600	STEAM TURBINE LUBE OIL TANK	GE	4-002		N	0	Field (P4)	Capacity: 4,300 gal; Mat'l: CS; Des. P/T; 150 psig @ 225 °F. Part of Lube Oil System Skid; See Vendor Drawing (VR01)
							0
		70931 0-U-PD-4-ST.O-01
	1ST-TK-0800	EHC FLUID TANK	GE	4-002		N	0	Field (P4)	Capacity: 135 gal; Mat'l: CS. Part of EHC Skid; See Vendor Drawing (VR90)
							0
		70931 0-U-PD-4-ST.O-01
	1ST-TRB-0100	STEAM TURBINE	GE	4-002		IH	0	Shop	DESIGN: 300 MW P.F. : 0.85 FREQUENCY: 60 HZ SPEED: 3600 RPM VOLTAGE: 18.OKV; Insulation via equipment vendor
							0
		70931 0-U-PD-4-ST.O-04
	1ST-VX-0650A	ST LUBE OIL VAPOR EXTRACTOR	GE	4-002		N	0	Field (P4)	Part of Lube Oil System Skid; See Vendor Drawing
			VX-1				0
		709310-U-PD-4-ST.O-01
	1ST-VX-0650B	ST LUBE OIL VAPOR EXTRACTOR	GE	4-002		N	0	Field (P4)	Part of Lube Oil System Skid; See Vendor Drawing
			VX-2				0
		709310-U-PD-4-ST.O-01

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
	1SW-P-0100A	SERVICE WATER PUMP	FLOWSERVE	709232-4-010	1,595	N	0	Shop	CAPACIY: 820 GPM, TDH: 174 FT; ; MFR: FLOWSERVE,
					LBS				HORIZONTAL CENTRIFUGAL TYPE
							0
		709200-1-PD-4-FP.O-01
	1SW-P-0100B	SERVICE WATER PUMP	FLOWSERVE	709232-4-010	1,595	N	0	Shop	CAPACIY: 820 GPM, TDH: 174 FT; ; MFR: FLOWSERVE,
					LBS				HORIZONTAL CENTRIFUGAL TYPE
							0
		709200-1-PD-4-FP.O-01
	1WT-OWS-0200	OIL/WATER SEPARATOR	FACET	709232-4-026		N	0	Shop	DIMENSIONS: 174.5"(L) X 79.5"(W) X 71 "(H); CAPACITY : 100 GPM (NORMAL) CAPACITY: 100 GPM
									(MAXIMUM) OIL IN EFFLUENT: 15 ppm MAX
			NA				0
		709200-1-PD-4-WT.O-03
1	1WT-P-0100A	OILY WATER SUMP PUMP	FLOWSERVE	709232-4-011		N	5	Shop	CAP: 150 GPM; 142"(L) X 30"(W) X 14"(H); MFR: FLOWSERVE
			NA				0
		709200-1 -PD-4-WT.O-02
1	1WT-P-0100B	OILY WATER SUMP PUMP	FLOWSERVE	709232-4-011		N	0	Shop	CAP: 150 GPM @ 51 FT. TDH; 142'(L) X 30"(W) X 14"(H); MFR: FLOWSERVE
			NA				0
		709200-1 -PD-4-WT.O-02
1	1WT-P-0200A	CLEAR WATER SUMP PUMPS	FLOWSERVE	709232-4- 011		N	0	Shop	CAP: 150 GPM @ 66.5 FT. TDH; 143"(L) X 30"(W) X 14'(H); MFR: FLOWSERVE; SP GV: .994 @
									102 F
			NA				0
		709200-1 -PD-4-WT.O-03

Equipment List
40   ALL MECH EQUIPMENT
Motor List is Not Included

Rev	Tag No. Equip Type	Equipment Title P ID No.	Vendor VendorTag	P.O. No.	Wt. Units	Ins Class / Thickness	Actual HP Motor Voltage	Paint	Comments
1	1WT-P-0200B	CLEAR WATER SUMP PUMPS	FLOWSERVE	709232-4-011		N	0	Shop	CAP: 150 GPM @ 66.5 FT. TDH; 143"(L) X 30'(W) X 14"(H); MFR. FLOWSERVE; SP GV: .994
									@102F
			NA				0
		709200-1 -PD-4-WT.O-03
	1WT-SUMP-0100	OILY WATER SUMP		NA			0		Size: 8'x8'x 10'
			NA				0
		709200-1 -PD-4-WT.O-02
	1WT-SUMP-0200	CLEAR WATER SUMP		NA			0		Size: 8'x8'x 10'
			NA				0
		709200-1 -PD-4-WT.O-03
	1WT-SUMP-0300	OIL SUMP		NA			0		Size: 5' x 5' x 6'
			NA				0
		709200-1 -PD-4-WT.O-03

ATTACHMENT 4:   ELECTRICAL ONE-LINE DIAGRAMS

(Attachment is confidential and has been omitted from this filed exhibit and filed separately with the Securities and Exchange Commission)

ATTACHMENT 5:  FIRE PROTECTION DESIGN CRITERIA

Duke Energy	Specification No. 709201-0-DC-4-FP0000-01
Luna Energy Facility	Contract No.: 06709201
Luna County, Arizona	Page 1 of 7
Rev. No. 0

DUKE/FLUOR DANIEL

Luna Energy Facility

Fire Protection Design Criteria

Revision Log

0.     5/11/2001___________________________

1     .

2.     ._________________________________                                                 5.     __________________________________

3.     __________________________________                                                 6.     __________________________________

4.     __________________________________                                                 7.     __________________________________

Duke Energy	Specification No. 709201-0-DC-4-FP0000-01
Luna Energy Facility	Contract No.: 06709201
Luna County, Arizona	Page 2 of 7
Rev. No. 0

DUKE/FLUOR DANIEL

VERIFICATION OF SPECIFICATION

Owner:                                       Duke Energy North America

Project:                                       Luna Energy Facility

Title:                                           Fire Protection Design Criteria

Document No.:                         709201-0-DC-4-FP0000-01

Revision:                                   0

In accordance with established procedures, the quality of this specification has been assured.  Signatures certify that the above specification was originated, checked, and approved as noted below:

Prepared By:		Date:

Checked By:		Date:

Inspected By:	Mechanical	Date:

	Electrical	Date:

	Civil	Date:

	Piping	Date:

	Control Systems	Date:

Approved By:	Eng. Mgr.	Date:

Duke Energy	Specification No. 709201-0-DC-4-FP0000-01
Luna Energy Facility	Contract No.: 06709201
Luna County, Arizona	Page 3 of 7
Rev. No. 0

DUKE/FLUOR DANIEL

 709201-0-DC-4-FP0000-1

FIRE PROTECTION DESIGN CRITERIA

Section

Duke Energy	Specification No. 709201-0-DC-4-FP0000-01
Luna Energy Facility	Contract No.: 06709201
Luna County, Arizona	Page 4 of 7
Rev. No. 0

DUKE/FLUOR DANIEL

 0.0        DESIGN BASIS

The basis of design for fire protection at the facility shall be that of a single risk area concept.  This concept assumes only one fire occurring at any time. The facility is divided into separate areas of possible fire involvement and each area is considered as a single risk area.  The area of the plant requiring the greatest degree of protection shall be classified as the largest single fire risk area, and the total fire capacity of the firewater system shall be based on meeting this requirement.

1.0          WATER SUPPLY

1.01        One electric motor driven fire pump and one diesel engine driven fire pump shall be provided. Each pump shall have the capacity to provide adequate flow and pressure (including hose stream demand) to fixed fire suppression systems considering the hydraulically shortest flow path out of service. The pumps are UL Listed or FM Approved for fire protection services.

1.02         Sufficient water volume to supply the largest suppression system and hose demand for two hours duration shall be provided as storage..  The reserve water volume is based on the largest fire protection water demand (fixed suppression and hose stream) for two hour duration.  The water volume for fire protection will be protected from service use.  One tank will be provided with 100 % of the required water in reserve.

1.03         Each fire pump takes suction from the Raw / Fire Water Tank. A screen is provided at the suction inlet to prevent foreign objects from being ingested into the system.

1.04         Jockey pumps are provided to maintain system pressure.

1.05         A flow meter on the common recirculation line  is installed to accommodate pump testing.

1.06         The power supply for the electric pump is dedicated and isolated from the station such that fire in the power island (except in the switchgear room) will not interrupt power supply to the fire pump.

1.07         The diesel engine fuel oil tank shall be installed adjacent to the diesel engine fire pump.

1.08         Fire pumps including power and controls are designed and installed generally in accordance with NFPA 20 - 1999.

1.09        Tanks used for Firewater storage are designed to  be refilled in 8 hours from an outside source.

2.0          WATER DISTRIBUTION SYSTEM

2.01         An exterior water distribution system consisting of underground and above ground piping looped around the power island will be constructed.  . Pipe size shall be based on providing the required water demand (.i.e., for fixed fire suppression systems and hose stream demand) with the hydraulically shortest flow path out of service.

2.02         Post indicator or roadway box sectional control valves are to be provided.

Duke Energy	Specification No. 709201-0-DC-4-FP0000-01
Luna Energy Facility	Contract No.: 06709201
Luna County, Arizona	Page 5 of 7
Rev. No. 0

DUKE/FLUOR DANIEL

2.03         Fire hydrants shall be installed 250-350 feet apart. Hydrants  have 2 - 2 ½ inch outlets (i.e., with a 4 ½ inch pumper connection). Individual isolation valves for each hydrant are provided.

2.04         Vehicle barriers for fire hydrants located near vehicle pathways are included..

2.05         Redundant water distribution lead-ins to the power island are included. Isolation valves on each lead-in are to be installed.. The water supply shall be cross connected via the water supply headers inside the plant so that fixed fire protection systems can be supplied with either lead-in out of service.

2.06         The water distribution system is designed generally in accordance with NFPA 24 - 1995.

3.0          FIXED FIRE PROTECTION SYSTEMS

3.01         Combustion Turbines - Low Pressure Carbon Dioxide total flooding system provided by the manufacturer generally in accordance with NFPA 12 for inerting of the combustion turbine enclosures in the event of fire.  Areas protected by low-pressure CO2 systems shall be provided with O2 monitors with alarms for personnel protection.

3.02         Steam Turbine Lube Oil Tank, Lube Oil Piping, and Turbine Bearings - A preaction sprinkler system is to be installed over the turbine bearings that is hydraulically designed to provide a density of 0.30 gpm per square foot over the protected area with 500 gpm reserved for hose streams.  A water spray deluge system is installed over the lube oil tank and lube oil piping hydraulically designed to provide a density of 0.30 gpm per square foot over the protected area with 500 gpm reserved for hose streams.

3.03         Cooling Tower (Counter-Flow), pressure treated wooden structure  - An automatic water spray deluge system or a dry-pipe sprinkler system is to be installed and designed to provide a density of 0.5 gpm per square foot under the fan deck for each cooling tower cell. The water demand shall include 500 gpm for hose streams.  System shall generally comply with NFPA  214 - 2000.

3.04         Exterior control valves shall be located at least 40 feet from the protected hazard. If it is necessary to locate the control valve less than 40 feet from the protected hazard, the valve shall be installed in a fire resistive enclosure. Interior control valves shall be located outside of the protected area.

3.05         Routing of drains and test connection discharge piping shall be to appropriate station drains or discharge locations.

3.06         Design sprinkler systems generally in accordance with NFPA 13 - 1999. Design water spray deluge systems in accordance with NFPA 15 - 1996.

3.07         Warehouse & Shop Area  - A sprinkler system shall be installed generally in accordance with NFPA 231C.   System shall provide a coverage  based on Figure 6-12 (a-d)  with a hose stream allowance of 500 gpm.

4.0          MANUAL FIRE SUPPRESSION

4.01         A Class II fire hose standpipe system shall be provided.

Duke Energy	Specification No. 709201-0-DC-4-FP0000-01
Luna Energy Facility	Contract No.: 06709201
Luna County, Arizona	Page 6 of 7
Rev. No. 0

DUKE/FLUOR DANIEL

4.02         The standpipe system shall be designed to generally comply with NFPA 14 - 2000.

4.03         20 lb. carbon dioxide fire extinguishers shall be located in areas around the steam generator, turbines, electrical equipment areas and the Auxiliary Substation and water treatment building areas.

4.04         20 lb. dry chemical fire extinguishers shall be located in the Warehouse and Water Treatment Building.

4.05         10 lb. carbon dioxide fire extinguishers shall be located in the Control rooms and small electrical buildings.

4.06         10 lb. dry chemical fire extinguishers shall be located in the office areas and the fire pump room.

4.07         Fire extinguishers shall be installed generally in accordance with NFPA 10 - 1998.

5.0          ALARMS AND DETECTION

5.01         For Fixed Fire Suppression Systems - Water flow alarms shall be utilized.

5.02         All alarms shall be annunciated in the control room .

5.03         Ionization smoke detection shall be provided in the following areas:

-          Electrical switchgear rooms

-          Maintenance shop

-          Cable room

-          Office areas

-          Beneath the raised floor in the control room

-          Warehouse

-          Control room

-          CEMS buildings

-          Lab

-          Boiler feed pump buildings

-          Cooling tower electrical building

5.04         Design fire alarm and detection systems in accordance with NFPA 72 - 1999.

6.0          FIRE BARRIERS

6.01         Steel imbedded in these barriers is to be rated to the same fire resistance as the barriers.

6.02         Fire rated door units shall generally comply with NFPA 80 - 1999. Fire dampers in HVAC ducts penetrating fire barriers shall generally comply with NFPA 90A - 1999.

6.03         Stone rather than grass is to be provided in the main and auxiliary transformer area to reduce fire hazard from a postulated grass fire.

Duke Energy	Specification No. 709201-0-DC-4-FP0000-01
Luna Energy Facility	Contract No.: 06709201
Luna County, Arizona	Page 7 of 7
Rev. No. 0

DUKE/FLUOR DANIEL

6.04         Each cooling tower cell shall be separated from others by partitions having fire resistant rating of at least 20 minutes.

6.05         Electrical equipment within 15 feet of fuel systems and generator hydrogen systems shall be rated for Class I, Division II locations.

6.06         Curbs shall be provided around lube oil tanks.

6.07         Fire protection equipment is to be UL Labeled or FM Approved for fire protection service.

6.08         Interior finish materials in power production areas shall be qualified as Class A. Material in non power production areas shall be qualified as Class B material.

6.09         Turbine generator governor hydraulic oil shall be classified as fire resistive.

6.10         NFPA 850 - 2000 shall be utilized for general guidance for construction and administrative programs.

6.11         Main transformers oil containment is sized for oil volume plus 5000 gallons of firewater.

6.12         Unit auxiliary and station service transformers' oil containment is sized for 125% of the oil volume.

6.13         Firewalls will be provided in accordance with drawing number 709201-0-SK-6-00-5 , Firewalls, GTG and PDC Transformers.

END OF DESIGN CRITERIA

ATTACHMENT 6:  RAW WATER ANALYSIS

ATTACHMENT 6:  WATER ANALYSIS DATA

Duke Energy North America	Document No. 709200-0-DC-8-RW-00-WA-01
Deming Energy Facility	Contract No.: 06 709200
Deming, New Mexico
Date: 16-JuI-0l	Rev. No.: 1

DUKE/FLUOR DANIEL

Deming Energy Facility

Water Analysis Data

Revision Log

A.	Initial Release	4.
1.	For Design	5.
2.		6.
3.		7.

Duke Energy North America	Document No. 709200-0-DC-8-RW-00-WA-01
Deming Energy Facility	Contract No.: 06 709200
Deming, New Mexico
Date: 16-JuI-0l	Rev. No.: 1

DUKE/FLUOR DANIEL

1.0   Summary of Raw Water Data from the Attached Analyses

1.1                Gray Water
1.2                Well Water

2.0   Design Basis Water Analysis

2.1                  Gray Water
2.2                   Well Water

3.0   Attachments

3.1                  Analysis Provided by Duke Engineering & Services - August 31, 2000
3.2                  Analysis Provided by CH2M Hill - April 19, 2000

Duke Energy North America	Document No. 709200-0-DC-8-RW-00-WA-01
Deming Energy Facility	Contract No.: 06 709200
Deming, New Mexico
Date: 16-JuI-0l	Rev. No.: 1

Gray Water Analysis

Parameter	Unit	Value	Data Source
Elemental Constituents
Aluminum	ppm	0.1	Betz / Aug, 00 / Deming WWTP
Antimony	ppm
Arsenic	ppm	<0.1	Betz / Aug, 00 / Deming WWTP
Barium	ppm	<0.01	Betz / Aug, 00 / Deming WWTP
Beryllium	ppm	< 0.005	Betz / Aug, 00 / Deming WWTP
Boron	ppm	0.28	Betz /Aug, 00 / Deming WWTP
Bromide	ppm
Cadmium	ppm	< 0.005	Betz / Aug, 00 / Deming WWTP
Calcium	ppm	29.2	Betz / Aug, 00 / Deming WWTP
Chloride	ppm	50	Betz / Aug, 00 / Deming WWTP
Chromium	ppm	<0.03	Betz / Aug, 00 / Deming WWTP
Cobalt	ppm	<0.01	Betz /Aug, 00 / Deming WWTP
Copper	ppm	<0.05	Betz / Aug, 00 / Deming WWTP
Fluoride	ppm	0.7	Betz / Aug, 00 / Deming WWTP
Iron	ppm	0.05	Betz / Aug, 00 / Deming WWTP
Lead	ppm	<0.05	Betz / Aug, 00 / Deming WWTP
Lithium	ppm
Magnesium	ppm	5.52	Bete / Aug, 00 / Deming WWTP
Manganese	ppm	0.014	Betz /Aug, 00 / Deming WWTP
Mercury	ppm
Molybdenum	ppm	<0.06	Betz / Aug, 00 / Deming WWTP
Nickel	ppm	<0.01	Betz / Aug, 00 / Deming WWTP
Phosphorus	Ppm
Potassium	ppm	14.2	Betz / Aug, 00 / Deming WWTP
Selenium	Ppm	0.1	Betz / Aug, 00 / Deming WWTP
Silver	ppm
Sodium	ppm	100	Betz /Aug, 00 / Deming WWTP
Strontium	ppm	0.22	Betz / Aug, 00 / Deming WWTP
Sulfur	ppm
Thallium	ppm	<0.1	Betz / Aug, 00 / Deming WWTP
Tin	ppm	<0.05	Betz / Aug, 00 / Deming WWTP
Titanium	ppm	<0.01	Betz /Aug, 00 / Deming WWTP
Uranium	ppm
Vanadium	ppm	0.019	Betz / Aug, 00 / Deming WWTP
Zinc	ppm	0.017	Betz / Aug, 00 / Deming WWTP
Zirconium	ppm

Duke Energy North America	Document No. 709200-0-DC-8-RW-00-WA-01
Deming Energy Facility	Contract No.: 06 709200
Deming, New Mexico
Date: 16-JuI-0l	Rev. No.: 1

Gray Water Analysis

Parameter	Unit	Value	Data Source
Complexes & Physical Parameters
Conductivity	mmhos/cm @ 25° C	638	Betz / Aug, 00 / Deming WWTP
IDS	ppm
TSS	ppm	16	Betz / Aug, 00 / Deming WWTP
Turbidity	NTU	11.9	Betz / Aug, 00 / Deming WWTP

pH		7.6	Betz / Aug, 00 / Deming WWTP

Total Hardness	ppm as CaCO3	96	Betz / Aug, 00 / Deming WWTP
Bicarbonate Alkalinity	ppm as CaCO3	185	Betz / Aug, 00 / Deming WWTP
Carbonate Alkalinity	ppm as CaCO3		Betz / Aug, 00 / Deming WWTP
Total Alkalinity	ppm as CaCO3	185	Betz / Aug, 00 / Deming WWTP

Reactive Silica	ppm as SiO2	35	Betz /Aug, 00 / Deming WWTP
Colloida! Silica	ppm as SiO2
Total Silica	ppm as SiO2	36	Betz / Aug, 00 / Deming WWTP

BOD	mg/i as O2	54	Interlab / Aug, 00 / Demming WWTP
COD	mg/l as O2	65	Interlab / Aug, 00 / Demming WWTP
TOG	mg/l	9.9	Betz / Aug, 00 / Deming WWTP
Fecal Coliform	CPU

Phosphate	ppm as PO4	13.3	Betz / Aug, 00 / Deming WWTP
Ammonia (Free & Fixed)	ppm as N	7.3	Betz / Aug, 00 / Deming WWTP
Nitrate	ppm as N	12	Interlab /Aug, 00 / Demming WWTP
Nitrite	ppm
TKN	ppm	4.2	Interlab / Aug, 00 / Demming WWTP
Cyanide	ppm

Sulfate	ppm	40	Betz / Aug, 00 / Deming WWTP
Sulfide	ppm

Chlorine Residual	ppm

Oil & Grease	mg/l

Notes:       D/FD has not received data on those parameters not reported.

                   "ND" = None Detected

Duke Energy North America	Document No. 709200-0-DC-8-RW-00-WA-01
Deming Energy Facility	Contract No.: 06 709200
Deming, New Mexico
Date: 16-JuI-0l	Rev. No.: 1

Well Water Analysis

Parameter	Unit	Value	Data Source
Elemental Constituents

Aluminum	ppm
Antimony	ppm
Arsenic -	ppm
Barium	ppm
Beryllium	ppm
Boron	ppm
Bromide	ppm
Cadmium	ppm
Calcium	ppm	48.5	Avg: Wells 3 & 13 (Sep. '96)
Chloride	ppm	35	Avg: Wells 3 & 13 (Sep. '96)
Chromium	ppm
Cobalt	ppm
Copper	ppm
Fluoride	ppm
Iron	ppm
Lead	ppm
Lithium	ppm
Magnesium	ppm	7.4	Avg: Wells 3 & 13 (Sep. '96)
Manganese	ppm
Mercury	ppm
Molybdenum	ppm
Nickel	Ppm
Phosphorus	ppm
Potassium	ppm	3	Avg: Wells 3 & 13 (Sep. '96)
Selenium	ppm
Silver	ppm
Sodium	ppm	32.8	Avg: Wells 3 & 13 (Sep. '96)
Strontium	ppm
Sulfur	ppm
Thallium	ppm
Tin	ppm
Titanium	ppm
Uranium	ppm
Vanadium	ppm
Zinc	Ppm
Zirconium	ppm

Duke Energy North America	Document No. 709200-0-DC-8-RW-00-WA-01
Deming Energy Facility	Contract No.: 06 709200
Deming, New Mexico
Date: 16-JuI-0l	Rev. No.: 1

Well Water Analysis

Parameter	Unit	Value	Data Source
Complexes & Physical Parameters

Conductivity	mmhos/cm @ 25° C	507	Avg: Wells 3 & 13 (Sep. '96)
IDS	Ppm	268	Avg: Wells 3 & 13 (Sep. '96)
TSS	ppm
Turbidity	NTU	1.27	Avg: Weils 3 & 13 (Sep. '96)

PH		7.7	Avg: Wells 3 & 13 (Sep. '96)

Total Hardness	ppm as CaCO3	152	Avg: Wells 3 & 13 (Sep. '96)
Bicarbonate Alkalinity	ppm as CaCO3		Avg: Wells 3 & 13 (Sep. '96)
Carbonate Alkalinity	ppm as CaCO3	0	Avg: Wells 3 & 13 (Sep. '96)
Total Alkalinity	ppm as CaCO3	169	Avg: Wells 3 & 13 (Sep. '96)

Reactive Silica	ppm as SiO2
Colloidal Silica	ppm as SiO2
Total Silica	ppm as SiO2	39	Assaigai Analysis of "UVAS 1" (April '00)

BOD	mg/l as O2
COD	mg/l as O2
TOC	mg/f
Fecal Coliform	CFU

Phosphate	ppm as PO4
Ammonia (Free & Fixed)	ppm as N
Nitrate	ppm as N
Nitrite	ppm
TKN	ppm
Cyanide	ppm

Sulfate	ppm	22.4	Avg: Wells 3 & 13 (Sep. '96)
Sulfide	ppm

Chlorine Residual	ppm

Oil & Grease	mg/l

Notes:       -  D/FD has not received data on those parameters not reported.
- "ND" = None Detected

Duke Energy North America	Document No. 709200-0-DC-8-RW-00-WA-01
Deming Energy Facility	Contract No.: 06 709200
Deming, New Mexico
Date: 16-JuI-0l	Rev. No.: 1

Design Basis Water Analysis
(Used for Equipment Specification)

2.1

Gray Water	Caz+	Mg2+	Na+	K+	Calculated IDS	HCCV	cl	so4[2]-	PO4[3]'	NCV	SiO2
ppm as Ion	29.2	5.5	113.7	14.2	580	226	50	40	13.3	53,1	35
ppm as CaCO3	73	23	248	18		185	71	42	21	43	NA

PH:	7.6		TOG:	9.9	mg/l
Turbidity:	12	NTU	BOD:	54	mg/l
Reactive Si02:	35	ppm	COD:	65	mg/i
Total SiO2:	36	ppm	TSS:	16	ppm
Total Alkalinity:	185	ppm as CaC03	NH3:	7.3	ppm	asN

2.2

Well Water	Ca2t	Mg2+	Na+	K+	Calculated IDS	HCCV	Cl	S04[2]'	po4[3]-	N03-	SiO2
ppm as Ion	48.5	7.4	39.5	3	401	206	35	22.4	ND	ND	39
ppm as CaCO3	121	30	86	4		169	49	23	ND	ND	NA

PH:	7.7		TOG:	ND	mg/l
Turbidity:	1.3	NTU	BOD:	ND	mg/l
Reactive Si02:	ND	ppm	COD:	ND	mg/i
Total SiO2:	39	ppm	TSS:	ND	ppm
Total Alkalinity:	169	ppm as CaC03	NH3:	ND	ppm	asN

Notes:      "NA" = Not Applicable

"ND" = No Data Available

Analyses are "Balanced" with respect to Anion-Cation concentration (as CaCO3) by adjusting the Sodium concentration.

[ Fax page from Duke Engineering & Services dated 8/31/00 omitted]

[graphic images omitted

[ Fax page from Zia Engineering & Environmental Consultants, Inc. dated 8/24/00 omitted]

Interlab

Certificate of Analyses No. 300315

Project Information

Client: Zia Engineering & Environmental Project

Name: Deming Waste Water Plant

Location: Deming. NM

Project Manager: Edward Martinez

Project ID: na

Sample Depth: n/a ;

Preservative: fos

Data Receivedd: Aug 18-00 2:46 PM
Analyst; G.V.

Ammonium (as N)	Aug-22-00	EPA 350.2	0.1	2.4	mg/L
BOD	Aud-19-00	EPA	5.0	54.0	mg/L
COD	Aug-19-00	EPA	2.0	65.0	mg/L
Nitrate (as N)	Aug-21-00	SM 4500-N03-Emod	0.1	12.0	mg/L
TKN	Aug-22-00	EPA	0.5	4.2	mg/L

[ Fax page from BetzDearborn dated 8/2/00 omitted]

[WATER ANALYSIS REPORT as a graphic image omitted]

[ Fax page from CH2MHILL dated 4/12/00 omitted]

[Quarterly Sampling Report for the Deming Wastewater Treatment Plant as a graphic image omitted]

[ Fax page from Assaigai Analytical Laboratories, Inc. dated 4/12/00 omitted]

[Certificate of Analysis as a graphic image omitted]

ATTACHMENT 7:  PERFORMANCE VERIFICATION PLAN

To be provided 90 days prior to commencement of Performance Verification

ATTACHMENT 8:  PERFORMANCE FUEL - NATURAL GAS ANALYSIS

ATTACHMENT 8

EL PASO NATURAL GAS

March 22, 2000
VIA TELECOM (713) 627-6566

Mr. Cameron S. Epard Duke Energy Trading: and Services S400 Westheimer Court Houston, TX   77056-5310

Re: Deming Area Power Plant

Dear Cameron:

Per your request of Mr. John Weaver, enclosed are the tariff pages "Original Sheet No. 233 through 236" describing our quality specifications for gas delivered by El Paso Natural Gas Company. As John explained to you today, our quality specifications detail the requirements for ps delivered to a facility.

White El Paso's deliveries will meet or exceed the quality standards as specified in the tariff, and those standards are equal to or more stringent than other interstate pipelines of our sue, El Paso would like to inform you that we recently became aware that some of the newest turbine technology may be more sensitive to elements within the gas stream and may require additional precautions. Some of the most recent advances In technology have produced a high heat-rate turbine that may have a zero tolerance for any fuel oil in die gas stream. Because of the potential that your machines may (have extreme sensitivity to even trace amounts of oil mist, we would like to alert you to that possibility. While our gas stream meets our gas quality specifications and is merchantable, it may contain trace, mist oil in the ps stream.

In light of this new information, El Paso cautions you to discuss this with your turbine manufacturer. If the type of turbine installed in the Deming facility will have the same type of intolerance we strongly urge you to rake adequate measures to insure thar no oil reaches the internal works of the turbine. Some type of preventive equipment (e.g., a coalescing filter) should be Installed at the inlet of your turbines to protect them.

Mr. Cameron S. Epird
Duke Energy Trading & Service
March 22, 2000
Re: Demtng A rea Power Plant

Additionally, I am closing the historical chromatograph analyses for the Anthony Pass Take-Qff which is indicative of the gas sampled for flows that would be delivered In the Deming Area. Enclosed are a mix of summer and winter months in order & give you chromos that would indicate any variances due to temperature changes.

Your transportation representative, Mr. Ml Eoich fc out of the office until March 27, 2000, so in the meantime if you have any questions regarding the enclosed please all me at (915) 496-3457, fax me at (915) 496-5335 page me at (915) 984-1832, or e-mail me at VillanuevaR@EPEnergy,com.

Sincerely
Rosie Borja Villanueva
Transportation Marketing

Enclosures

EL PASO NATURAL GAS COMPANY
FERC Gas Tariff
Second Revised Volume No. 1-A

Original Sheet No. 233

TRANSPORTATION GENERAL TERMS AND CONDITIONS

 (Continued)

5.    QUALITY  (Continued}

5.8  If, at any time, gas tendered by Shipper for transportation shall fail to substantially conform to any of the applicable quality specifications act forth in Section 5.I above and El Paso notifies Shipper of each such deficiency and Shipper fails to remedy any such deficiency within a reasonable period of time immediately in those situations which threaten the integrity of  El Paso's system), El Paso may, at its option, refuse to accept delivery pending correction of the deficiency by Shipper or continue to accept delivery and make changes necessary to cause the gas to conform to such specifications, in which event Shipper shall ' reimburse El Paso for all reasonable expenses incurred by El Paso in effecting each changes, including operational and gas costs associated with purging and/or venting the pipeline. Failure by Shipper to tender quantities that conform to any of the applicable quality specifications shall not be construed to eliminate, or limit in any manner, the obligations of shipper existing under any other provisions of the executed Transportation Service Agreement-In the event natural gas is delivered into El Paso's system that would cause the natural gas in a portion of El Paso's pipeline to become unmerchantable, than El Paso is permitted to act expediently to make the gas merchantable again by an; and all reasonable methods including, without limitation, to venting the pipeline of whatever quantity of natural gas necessary to achieve a merchantable stream of gas. Shipper shall reimburse El Paso for all reasonable expenses incurred by E1 Paso to obtain merchantable natural gas again, including operational and gas costs associated with venting the pipeline. In each such cases El Paso shall promptly notify Shipper of the non-conforming supply and any steps taken to protect the merchantability of the gas.

5.9     After   giving sufficient notice to a  Shipper, El Paso  shall have the right to collect from all Shippers delivering gas to El Paso at a common Receipt Point their volumetric pro rata share of the cost of any additional hydrogen sulfide analysis  and/or water vapor analysis equipment which El Paso, at its reasonable discretion, determines is required to be installed at ouch Receipt Point to monitor the quality of gas delivered.

5.10   Except    as otherwise provided below, a11 natural gas delivered   by El Paso shall conform to the following

 (Continued)

5.    QUALITY(Continued) 5.10    (Continued)

(a)   Liquids - The gas shall be free of water and hydrocarbons in liquid form at the temperature and pressure at which the gas is delivered. The gas shall in no event contain water vapor in excess of seven (7) pounds per million standard cubic feet.

(b)   Hydrocarbon Dew Point - The hydrocarbon dw point of the gas delivered shall not exceed twenty degrees Fahrenheit (20*F) at a pressure of 600 psig.

(c)  Total Sulfur - The gas shall not contain more than three-quarters (0.75) grain of total sulfur per one hundred (100) standard cubic feet, which includes hydrogen sulfide, carbon disulfide, mercaptans, and mono-, di and poly-sulfides. The gas shall also meet the following individual specifications for hydrogen sulfide, mercaptan, sulfur or organic sulfur

(1)  Hydrogen Sulfide - The gas shall not contain more thin one-quarter (0.25) grain of hydrogen sulfide per one hundred (100) standard cubic feet.

(ii)   Mercaptan Sulfur - The mercaptan sulfur content shall not exceed more than three-tenths (0.3) grain per one hundred (100) standard cubic feet.

(iii)         Organic Sulfur - The organic sulfur content shall not exceed five-tenths (0.5) grain per one hundred mercaptans, mono-, di- and poily-sulfides, but it does not include hydrogen sulfide, carbonyl sulfide or carbonyl disulfide

(d) Oxygen - The oxygen content shall not exceed two-tenths of one percent (0.2%) by volume and every reasonable effort shall be made to keep the gas delivered free of oxygen.

(e)      Carbon Dioxide - The gas shall not have a carbon dioxide content in excess of three percent (3%)by volume.

5.  QUALITY (Continued}

(f)        Diluento - The gas shall not at any time contain in excess of four percent (4%) total diluents (the total combined carbon dioxide, nitrogen, helium, oxygen, and any other diluent compound) by volume.

(g)        Dust, Gums and Solid Matter - the gas shall be commercially free from solid matter dust, gums, and gum forming constituents, or any  other substance which interferes with the intended purpose or merchantability of the gas, or causes interference with the proper and safe operation of the lines, meters, regulators, or other appliances through which it may flow.

(h)     Heating Value - the gas shall have a heating value of not  less than 967 Btu per cubic foot.  For natural gas delivered at the border between the States of Arizona and California, the gas shall have a heating value of not less than 995 Btu per cubic foot.

(i)      Temperature - The gas shall be delivered at temperatures not in excess of one hundred five degrees Fahrenheit (105 °F) nor less than fifty degrees Fahrenheit (50 °F) except where, due to normal operating conditions and ambient, temperatures on the pipeline system the temperature may periodically drop below such lower limit.

(j)     Deletarious Substances - The gas shall not contain any toxic or hazardous substances, in concentrations which, in the normal use of the gas, may be hazardous to health, injurious to pipeline facilities or be a limit to merchantability.

If, at time gas tendered for delivery by E1 Paso shall fail to substantially conform to any of the specifications set forth in this Section 5.10, Shipper or its designee agrees to notify El Paso of such deficiency and if El Paso fails to promptly remedy any such deficiency within a reasonable time, then Shipper or its designee may, at its option, refuse to accept delivery pending correction of the deficiency by El Paso or continue to accept delivery and make such changes as necessary to cause the gas to conform to such specifications, in which El Paso shall reimburse Shipper to its designee for all reasonable expenses incurred by Shipper or its designee in affecting such changes.

TRANSPORTATION GENERAL TERMS AND CONDITIONS

 (Continued)

5.11            The quality specifications set forth in Section 5.10 above shall not apply to natural gas caused to be delivered by El Paso at delivery points in production areas designated as "Field Gas" on Exhibits A and/or B of an executed Transportation Service Agreement or any delivery point in production areas receiving gas delivered by El Paso  on July 31, 1990 that did net meet the quality specifications set forth in Section 5.10 above.  Gas so designated pipeline from time to time at such points and El Paso makes no warranty of merchantability or fitness for any purpose with respect to such gas.

5.12            Testing Procedures - The following test procedures shall be utilized by El Paso.

(a)    To determine whether specified sulfur compound limitations are being not as stated under Section 5.1(c) and 5.10 (c) hereof, El Paso shall use the appropriate American Society for Testing Materials Procedures (as revised) Volume 05.05 Gaseous Fuels, Coal and Coka and/or accepted industries practices such as sulfur titrators and chromatographs.

(b)  To determine whether specific points on El Paso's system can operate below the fifty degree Fahrenheit (50 °F) tolerance as stated in Section 5.1(i), El Paso shall use the Charpy impact and drop-weight tear tests in accordance with AFI-5L Supplemental Requirements 5 and 6, respectively.  Inasmuch as this test requires the shutdown of the specific segment of the system being tested, El Paso shall conduct such test only at a time when operations on such segments are not affected or the safety of the system is not pout in jeopardy.

ATTACHMENT 9:  STRUCTURAL DESIGN CRITERIA

ATTACHMENT 9

DUKE ENERGY Luna, L.L.C.	Specification No. 709200-0-SP-2-SD-0I
Luna Energy Facility	Contract No. 06709200
Luna County, New Mexico	Page 1 of 9
05/23/01	REV. NO. 1

DUKE/FLUOR DANIEL

Structural Engineering Criteria

Luna Energy Facility

STRUCTURAL ENGINEERING CRITERIA

Revision Log

1.	Approved for Design 05/23/2001	5.
2.		6.
3.		7.
4.		8.

DUKE ENERGY Luna, L.L.C.	Specification No. 709200-0-SP-2-SD-0I
Luna Energy Facility	Contract No. 06709200
Luna County, New Mexico	Page 2 of 9
05/23/01	REV. NO. 1

DUKE/FLUOR DANIEL

Structural Engineering Criteria

VERIFICATION OF SPECIFICATION

Owner:	Duke Energy Luna, L.L.C.
Project:	Luna Energy Facility
Title:	Structural Engineering Criteria
Document No.:	709200-0-SP-2-SD-1
Revision:	1

In accordance with established procedures, the quality of this specification has been assured. Signatures certify that the above specification was originated, checked, and approved as noted below:

Prepared By:	A. Huang	/s/ A. Huang	Date:	5/23/01
Checked By:	D. M. Brown	/s/ D. M. Brown	Date:	5/23/01
Inspected By:	Mechanical	/s/ K.C.	Date:	5/23/01
	Electrical	/s/ John Y.	Date:	5/23/01
	Civil	/s/ D.M. Brown	Date:	5/23/01
	Layout	/s/ Gene Darnell	Date:	5/24/01
Approved By:	Eng. Mgr.	/s/ Y. Q.	Date:	6/25/01

DUKE ENERGY Luna, L.L.C.	Specification No. 709200-0-SP-2-SD-0I
Luna Energy Facility	Contract No. 06709200
Luna County, New Mexico	Page 3 of 9
05/23/01	REV. NO. 1

DUKE/FLUOR DANIEL

Structural Engineering Criteria

Section

DUKE ENERGY Luna, L.L.C.	Specification No. 709200-0-SP-2-SD-0I
Luna Energy Facility	Contract No. 06709200
Luna County, New Mexico	Page 4 of 9
05/23/01	REV. NO. 1

Structural Engineering Criteria

1.0   SCOPE

1.1        This specification establishes the criteria for structural engineering and design for the Luna Energy Facility.

2.0  CODES AND SPECIFICATIONS

2.1        The following codes, standards, and specifications will be used for the design of these
facilities except as otherwise directed by the Engineer of Record.     Modifications
applicable to this project are described below.

2.1.1          UBC (Uniform Building Code) 1997

2.1.2          New Mexico Building Code, 1997

2.1.3          OSHA-Part 1910, SubpartD

2.1.4          ASCE 7-95 Minimum Design Loads for Buildings and Other Structures (where referenced or allowed in UBC)

2.1.5          ACI 318 - 99 American Concrete Institute "Building Code Requirements for
Structural Concrete"

2.1.6          ACI 301 - 99 "Structural Concrete for Buildings"

2.1.7          AASHTO - Standard Specification for Highway Bridges, Sixteenth Edition, and
as Amended by Interim Specifications - Bridges, 1997 through 1999

2.1.8          AWSD1.1 -2000, Structural Welding Code - Steel

2.1.9          American Institute of Steel Construction (AISC) "Specification for Structural
Steel Buildings, Allowable Stress Design and Plastic Design," June 1, 1989

2.1.10      AISC "Code of Standard Practice for Steel Buildings and Bridges," latest edition

2.1.11      AISC Load and Resistance Factor Design (LRFD) Specifications for Steel
Buildings, December 1, 1993

2.1.12      Specification for Structural Joints Using ASTM A325 or A490 Bolts, by the
Research Council on Structural Connections of the Engineering Foundation,
latest edition

2.1.13      AISC Load and Resistance Factor Design (LRFD) Specification for Structural
Joints Using ASTM A325 or A490 Bolts, latest edition

2.2        Where this specification differs with the referenced codes, standards, or specifications, this specification shall govern.

3.0      DESIGN LOADS

3.1        Structural loads used for design shall be not less than the loads defined in UBC, Chapter 16.

DUKE ENERGY Luna, L.L.C.	Specification No. 709200-0-SP-2-SD-0I
Luna Energy Facility	Contract No. 06709200
Luna County, New Mexico	Page 5 of 9
05/23/01	REV. NO. 1

DUKE/FLUOR DANIEL

Structural Engineering Criteria

3.2        Dead Loads

Dead loads shall be the total weight of materials forming the permanent part of a building or structure, including but not limited to, empty vessels and equipment, structural components, floors, roofs, built-in partitions, insulation, piping and electrical conduit, and other permanent fixtures.

3.3        Operating Loads

Operating loads shall be defined as the dead load plus the weight of any liquids or solids present within the vessels, equipment, or piping during normal operation. Also consider unusual loading which occurs during regeneration or upset conditions. Operating load shall have the same load factor as dead load.

3.4        Test Loads

Test loads shall be defined as the dead load plus the weight of any liquid necessary to pressure-test vessels, equipment, or piping. Test load shall have the same load factor as dead load.

3.5         Live Loads

Live loads shall be defined as the weight of all movable loads such as personnel, tools, miscellaneous equipment, movable partitions, cranes, hoists, parts of dismantled equipment, and stored material.

Live loads shall be not less than the loads in UBC (Section 1607), OSHA Part 1910 Subpart D, and as specified below:

Roof (no reductions allowed)	20 psf
Storage areas - loads to be determined from proposed use, but never less than...	150 psf
Operating areas and platforms	100 psf
Personnel access platforms and walkways	75 psf
Stairs and ramps	100 psf or 1000 pounds concentrated load, whichever governs)
Laboratories	100 psf
Computer floors	Equipment wt + 100 psf
Electrical switchgear rooms	Equipment wt + 100 psf
Equipment laydown areas	600 psf

3.6     Truck Loads

Bridges, trenches, and underground installations accessible to truck loading shall be designed to withstand HS20 loading as defined by AASHTO Standard Specifications for Highway Bridges. Maintenance or construction crane loads shall also be considered. Truck or crane load shall have the same load factor as live load.

DUKE ENERGY Luna, L.L.C.	Specification No. 709200-0-SP-2-SD-0I
Luna Energy Facility	Contract No. 06709200
Luna County, New Mexico	Page 6 of 9
05/23/01	REV. NO. 1

DUKE/FLUOR DANIEL

Structural Engineering Criteria

3.7            Impact Load

3.7.1          For structures supporting live loads, which induce impact, the assumed live load shall be increased sufficiently to provide for the impact.

3.7.2          Lateral impact loads and crane runway horizontal forces shall be as follows:

a.       Craneways - transverse force - 20 percent of lifted load, hoist, and trolley (but excluding the bridge) applied to top of rails, one-half to each rail. Longitudinal force - 10 percent of the maximum wheel loads at the top rail.

b.       Davits shall be designed to withstand a lateral force of 20 percent of the lifted load.

3.7.3     Vertical, transverse, and longitudinal impact shall not be considered to act concurrently.

3.8     Vibration Loads

3.8.1 Vibration load shall be defined as those forces induced by machinery such as compressors, pumps, blowers, turbine-generators, and fans. Included within this definition are surge forces.

3.8.2  All supports and foundations for vibrating equipment shall be designed to limit vibrations to an acceptable level, based on equipment manufacturer's recommendations.

3.9      Thermal Loads (Self-Straining Forces)

3.9.1          Refer to ASCE 7, Section 1.3.3, for consideration of self-straining forces.

3.9.2          Thermal load shall be defined as those forces caused by a change in temperature
from both operating and environmental conditions.   Such forces shall include
those caused by vessel or piping expansion or contraction, and expansion or contraction of structures.

Thermal loads and displacements caused by operating conditions shall be based on the design temperature of equipment rather than the operating temperature.

3.10       Erection Loads

Erection loads are temporary forces caused by erection of structures or equipment. They shall be considered in load combinations as live load.

3.11       Maintenance Loads

3.11.1 Maintenance loads are temporary forces caused by the dismantling, repair, or painting of equipment. They shall be considered in load combinations as live load.

DUKE ENERGY Luna, L.L.C.	Specification No. 709200-0-SP-2-SD-0I
Luna Energy Facility	Contract No. 06709200
Luna County, New Mexico	Page 7 of 9
05/23/01	REV. NO. 1

DUKE/FLUOR DANIEL

Structural Engineering Criteria

3.12      Blast

3.12.1 Facilities, buildings, or equipment/equipment supporting structures shall not be designed to resist forces from any explosion or blast.

3.13      Mining

3.13.1 Foundations and structures shall not be designed to reduce or dampen any vibrations from mining activities that may take place under or near the facility. Foundations and structures shall not be designed to resist forces and movements that may result from mining activities under or near the facility.

4.0    LOAD COMBINATIONS

4.1               Loads shall be combined in accordance with codes and standards in Section 2.0 of this specification, but may be altered in special situations when approved by the Structural
Engineer.

4.2               For open structures and non-building systems, the following load combinations shall be investigated:

4.2.1     Empty Condition

a.       Dead load, plus maintenance load, plus live load, plus thermal loads, plus differential settlement, plus either wind or earthquake or snow and ice loads, whichever governs.

b.       Dead load plus maintenance load.

4.2.2     Operating Condition

a.       Operating load, plus live load, plus impact load, plus vibration load, plus
thermal load, plus maintenance load, plus differential settlement.   Roof
live loads need not be considered to act concurrently with crane loads.

b.       Operating load, plus live load, plus thermal loads, plus differential settlement, plus vibration load, plus either wind or earthquake or snow and ice loads, whichever governs.

4.2.3     Test Condition

a.        Test load, plus live load, plus maintenance load, plus impact load, plus differential settlement, plus 35-mph wind load.

b.       When there is more than one vessel to be tested in a structure, they may
be tested concurrently or non-concurrently.   Structural design shall be
based on the worst case.   This requirement may be waived if testing
more than one vessel causes a severe structural penalty and if Project,
Construction,  and the Client all  agree.     Such exceptions  shall be
documented  in  the   test  procedures   for  vessels,   on  the   structural
drawings, and in a letter to the Client.

DUKE ENERGY Luna, L.L.C.	Specification No. 709200-0-SP-2-SD-0I
Luna Energy Facility	Contract No. 06709200
Luna County, New Mexico	Page 8 of 9
05/23/01	REV. NO. 1

DUKE/FLUOR DANIEL

Structural Engineering Criteria

4.2.4     Erection Condition

Dead load, plus erection load, plus live load, plus maintenance load, plus wind load.

4.3        Design Consideration

4.3.1     Allowable Stress Increases

Allowable stresses in structural members or fasteners may be increased by 33-1/3 percent for loading combinations in which wind is acting.

5.0        STRUCTURAL STEEL

5.1        Codes and Specifications

For reference Codes and Specifications see Section 2.0.

5.2        Materials

5.2.1          Structural Steel - ASTM A36, A992 or ASTM A572

5.2.2          High Strength Bolts, Nuts and Washers - ASTM A325-N, Type 1

5.2.3          Common Bolts - ASTM A307, Grade A; Nuts - ASTM A563, Grade A

5.2.4          Structural Pipe - ASTM A53, Type E or S, Grade B

5.2.5            Structural Tubing - ASTM A500, Grade B

5.3        Mill certificates are not required unless requested by the Engineer of Record prior to fabrication.

6.0        CONCRETE

6.1        Codes and Specifications

For reference Codes and Specifications see Section 2.0.

6.2        Materials

6.2.1          Concrete  Strength fc  = 4000 psi  (Foundations  and  Structures),  3000 psi
(Manholes, drain boxes, ditch linings), 2000 psi (duct banks, lean concrete) or as otherwise qualified by the Engineer of Record

6.2.2          Reinforcing Steel - ASTM A615, Grade 60, Type S or ASTM A706.

6.2.3          Welded Wire Fabric - ASTM Al 85

6.2.4          Anchor Bolts - ASTM A36 or ASTM A307

6.3        Reinforcing or anchor bolt mill certificates are not required unless requested by the
Engineer of Record prior to fabrication.

DUKE ENERGY Luna, L.L.C.	Specification No. 709200-0-SP-2-SD-0I
Luna Energy Facility	Contract No. 06709200
Luna County, New Mexico	Page 9 of 9
05/23/01	REV. NO. 1

DUKE/FLUOR DANIEL

Structural Engineering Criteria

7.0        FOUNDATIONS

7.1         Foundations shall be designed in accordance with the project Geotechnical Investigation Report or as otherwise qualified by the Engineer of Record.

ATTACHMENT 10:  ELECTRICAL DESIGN CRITERIA

ATTACHMENT 10

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria
PAGE 1 OF 16
REV. NO. 1

DUKE/FLUOR DANIEL

ELECTRICAL DESIGN CRITERIA

Revision Log

A.   Issued for Internal Review                                                                  4.

1.     Issued for Design                                                                                5.

2.                                                                                                                     6.

3.                                                                                                                     7.

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1

ELECTRICAL DESIGN CRITERIA

VERIFICATION OF SPECIFICATION

Owner:                                       Duke Energy North America

Title:                                           Electrical Design Criteria

Document No.:                         DENA-1-DC-6-00.00.00-01

Revision:                                   1

In accordance with established procedures, the quality of this specification has been assured. Signatures certify that the above specification was originated, checked, and approved as noted below:

Prepared By:		Ramesh P. Jethva	Date:	5/15/01
John Young
Checked By:			Date:	5/15/01

Inspected By:	Systems	Waived	Date:

	Mechanical	Waived	Date:

	Electrical	John Young	Date:	5/21/01
5/22/01
	Control Systems	N. O.	Date:

	Civil/Structural	Waived	Date:

	Layout	Waived	Date:

	Piping	Waived	Date:

Approved By:	Eng. Mgr.	Y. Q.	Date:	5/22/01

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1

ELECTRICAL DESIGN CRITERIA

Section                                                                                                                                         Page

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1

ELECTRICAL DESIGN CRITERIA

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1

DUKE/FLUOR DANIEL

ELECTRICAL DESIGN CRITERIA

1.0      SCOPE

1.1     This document defines the general design requirements for the power plant electrical systems.

1.2      Voltage insulation levels, equipment interrupting and continuous current capacities, circuit protection and mechanical strengths shall be selected and coordinated in accordance with calculations and the recommendations of IEEE, ICEA, and ANSI.

2.0      CODES AND STANDARDS

2.1     All work shall conform to the applicable provisions of the following Codes and Standards:

2.1.1            American National Standards Institute (ANSI)

2.1.2            Institute of Electrical and Electronics Engineers (IEEE)

2.1.3            National Electrical Manufacturers Association (NEMA)

2.1.4            American Society for Testing and Materials (ASTM)

2.1.5            Underwriters Laboratories (UL)

2.1.6            Factory Mutual (FM)

2.1.7            Insulated Cable Engineers Association (ICEA)

2.1.8            National Fire Protection Association (NFPA)

2.1.9            National Electrical Safety Code (NESC)

2.1.10         National Electrical Code (NEC)

2.1.11         Occupational Safety and Health Act (OSHA)

2.1.12         Illuminating Engineering Society of North America (IESNA)

2.1.13         American Petroleum Institute (API) ( For Area Classification only )
 3.0      VOLTAGES

3.1     The in-plant distribution voltage levels shall be:

3.1.1            Generator Voltage as determined by the manufacturer.

3.1.2            4160V system voltage and 4000 V motor voltage for motors 300 hp and above.

3.1.3            480 V system voltage and 460 V motor voltage for motors from 3/4 hp to 250 hp and motor-operated valves.

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1

DUKE/FLUOR DANIEL

ELECTRICAL DESIGN CRITERIA

3.1.4            208/120 Vac, 3-phase, 4-wire, for lighting, receptacles, space heaters, electric heat tracing, etc.

3.1.5            120 Vac system voltage and 115 Vac motor voltage for motor 1/2 hp and below.

3.1.6            120 Vac, single phase, UPS power.

3.1.7            125 Vdc for protection systems, switchgear, breaker controls, UPS input power and emergency lube oil pump motors 40 HP and below.

3.1.8            DCS instrumentation and controls: 24 VDC(analog) & 120 VAC (digital).

3.1.9            480 Vac, 3-phase, 3-wire, for perimeter floodlighting or streetlighting.

3.1.10         Start-up power shall be obtained by backfeed from the high voltage system through the main and station auxiliary transformers.

4.0      ENVIRONMENTAL CONDITIONS

4.1       All outdoor equipment shall be designed for the prevailing ambient temperatures and relative humidity.

4.2          All MV and LV switchgear, MV MCCs, batteries, chargers and UPS shall be located in Power
Distribution Centers (PDC ) with adequate ventilation or air conditioning to keep the electrical equipment operating within their ratings.

4.3          Enclosures for all equipment shall be in accordance with NEMA Standards and type number and shall be suitable for their location as follows:

NEMA 1                             Indoors (General Purpose)

NEMA 3R                          Outdoors and Indoors (in wet locations)

NEMA 4                             Outdoors and Indoors (in wet locations - dust tight)

NEMA 4X                          Outdoors - Indoors in wet and corrosion resistant locations

NEMA 7                             Classified Areas, Class I, Div 1 Groups B, C, and D

NEMA 9                             Classified Areas, Class II, Div 1

NEMA 12                           Non-environmentally controlled indoor dusty areas

4.4      Conduit entry to outdoor enclosures will be either from the side or the bottom. Top conduit connections shall be avoided unless an appropriate waterproof connection is used.

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1

DUKE/FLUOR DANIEL

ELECTRICAL DESIGN CRITERIA

 5.0      SWITCHYARD

5.1        The Transmission Interconnection shall be by DENA. DFD's scope ends at the high voltage bushings of each generator step up transformer. The high voltage control and metering interface shall be as agreed to with DENA and Utility.

5.2       Net plant output revenue metering equipment shall be provided by DENA and shall be located at the
Utility substation. Net plant output revenue metering ( V, + MW, + MWHR, + MVAR, + MVARH )
shall be connected to the plant DCS using fiber optic communication equipment.

6.0      POWER TRANSFORMERS

6.1       Main Transformers

6.1.1            The main transformers shall be 2-winding oil filled with ± 2 x 2-'/2 % HV winding de-
energized taps.

6.1.2            The HV winding shall be connected solidly grounded wye and the LV winding shall be connected Delta.

6.1.3            The main transformers shall have a conservator oil preservation system.

6.1.4            Each main transformer shall be provided with an annunciator panel located at the transformer control panel with a common trouble alarm to the DCS.

6.1.5            Transformer mounted or separately mounted station class metal oxide lightning arresters shall be supplied with the main transformers.

6.2      Unit Auxiliary Transformers

6.2.1            The unit auxiliary transformers shall be 2-winding oil filled with ± 2 x 2-'/2 % HV winding de-energized taps.

6.2.2            The HV winding shall be connected Delta and the LV winding shall be connected low resistance grounded Wye.

6.2.3            One common trouble, one sudden pressure and one winding hot spot alarm shall be provided from each UAT to the DCS.

6.3       Station Service Transformers

6.3.1            The Station Service transformers shall be 2-winding oil filled with ۬x2 1/2 % HV winding de-energized taps.

6.3.2            The HV winding shall be connected Delta and the LV winding shall be connected high resistance grounded Wye with a pulsed ground detection scheme or solidly grounded
Wye as shown on the one line diagrams.

6.3.3            One common trouble alarm shall be provided from each station service transformer to the
DCS.

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1

DUKE/FLUOR DANIEL

ELECTRICAL DESIGN CRITERIA 7.0      GENERATOR BREAKERS AND GENERATOR LEADS

7.1       Generator breakers shall be rated at least 100 % of the maximum turbine output at 95% voltage and be supplied with dual trip coils, isolation switch, potential and current transformers as required. The generator breaker ratings shall be in accordance with ANSI C37.013.

7.2       The isophase bus shall be aluminum conductor and braced for the maximum available fault current for each section of bus. The isophase bus shall be rated at least 100 % of the maximum turbine output at 95% voltage with total temperature limits of 80 Deg C on the enclosure and 105 Deg C on the conductor in accordance with ANSI C37.23.

7.3      The isophase bus shall be designed to maintain slightly pressurized {0.25-psi minimum) from the plant dry instrument air system to prevent moisture accumulation from condensation. Filtered drains shall be provided at bus duct run low points and at transformer flanges.

7.4       The bus PT's, surge capacitors and lightning arresters located between the generator breaker and the main transformer shall be integrated in the generator breaker.

8.0  GENERATOR PROTECTION AND METERING

8.1       Generator protection and metering shall be as indicated on the One-Line Diagrams. Microprocessor based generator protection relaying shall be used.

8.2       GTG metering and relaying shall be on local control panels located in the GTG PEECC control module with input to the Mark VI controller.

8.3       STG metering and relaying shall be on a control panel located in the aux substation with transducers for input to the Mark VI controller.

8.4       Generator synchronizing shall be via the Mark VI Interface panels .
 9.0      MEDIUM VOLTAGE SWITCHGEAR AND MCC'S

9.1       Medium voltage switchgear using vacuum draw out circuit breakers in accordance with ANSI standards shall be supplied. Two high construction may be used.

9.2       Main incoming, bus tie breakers, transformer feeder breakers and latched contactors shall be locally controlled using a 30-foot umbilical cord control station.

9.3      Each motor feeder fused controller shall be NEMA E2 with vacuum contactors and shall be furnished with a multi-functional, programmable, microprocessor based relay such as the Multilin
269 plus or Multilin 369 relays with motor RTD alarms and a relay common alarm sent to the DCS.
The motor feeders shall be controlled remotely only from the DCS. Local control may be provided at the motor when required by the process control or maintenance.

9.4      Each auxiliary transformer shall be protected by a microprocessor based differential protection relay which will trip the MV switchgear incoming breaker, the generator breaker and the associated switchyard breakers via a lock out relay.

9.5       Each main incoming and transformer feeder shall be protected by a microprocessor based feeder protection relay.

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1

DUKE/FLUOR DANIEL

ELECTRICAL DESIGN CRITERIA

9.6      Multifunction digital metering is generally provided by the protective relays. If this is not available, multifunction digital metering (V, A, W, Var) shall be used on switchgear main breakers and ammeters provided on motors.

9.7      A manual bus transfer scheme, with make before break circuitry with momentary paralleling of the two auxiliary transformers, shall be used on double-ended switchgear.

10.0    LOW VOLTAGE SWITCHGEAR

10.1     The low voltage switchgear shall be indoor, metal-enclosed type in accordance with ANSI standards
(Switchboards may be used for non-critical type equipment).

10.2      All main and tie breakers shall be electrically operated and locally controlled.

10.3      Main breakers shall be provided only where required by the NEC or on double-ended switchgear

10.4      The diesel generator breaker (if required) shall be electrically operated and electrically interlocked with the main breakers to insure the diesel generator breaker can only be closed with the main breakers open (480 V Dead Bus).

10.5      MCC feeder breakers shall be manually operated.

10.6      The MCC feeders shall have local digital ammeters incorporated into the solid state trip unit.

10.7      A manual bus transfer scheme with make before break circuitry shall be used on the low voltage double-ended switchgear.

11.0 LOW VOLTAGE MOTOR CONTROL

11.1    Motor controllers for indoor installations shall be metal enclosed, freestanding, dead front, NEMA 1 type motor control centers with NEMA Type B wiring.

11.2    The motor contactors shall be controlled remotely from the DCS where dictated by the process control requirements.

11.3    Controllers for 115 volt single-phase motors shall be manual motor starters, except in special cases where magnetic contactor type starters are used.

11.4      Controllers for low voltage three phase motors shall be the combination type consisting of a motor circuit protector (MCP) and a magnetic contactor with overload relays and control transformers. The rrunimum contactor size shall be NEMA Size 1.

12.0    DIESEL GENERATOR (IF REQUIRED)

12.1    Diesel generator shall be designed to connect to 480-volt switchgear bus by manual operation. (See
10.4).

12.2    Diesel generator shall be sized for following minimum load: (1) STG main lube oil pump, STG
Turbine gear motor, (1) Auxiliary cooling water heat exchanger pump, (1) Auxiliary cooling water pump, (1) Auxiliary closed cooling water pump and electrical heat tracing (EHT).

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1
DUKE/FLUOR DANIEL

ELECTRICAL DESIGN CRITERIA

13.0    AREA CLASSIFICATION

13.1    The assignment of classified hazardous areas and their physical limits shall be determined in accordance with the following guides: NFPA 70, National Electric Code, National Fire Protection Association Standard NFPA 497A, National Electric Safety Code ANSI C2, American Petroleum Institute API RP 500, and the Institute of Electrical and Electronics Engineers IEEE C297. .

14.0   WIRE AND CABLE

14.1     Medium voltage cable shall be rated 25 kVor 5 kV, 105 °C, stranded copper conductor, shielded,
EPR insulation (133% level), and an overall PVC, CPE or CSPE cable jacket. Multiconductor medium voltage cable shall include a bare copper ground wire. Armored cables with continuous corrugated sheath shall be used for direct buried 5 kV circuits.

14.2     Multiconductor control and power cable shall be rated 600 volts, 90 ° C, stranded copper conductors,
XLPE or EPR insulation, and an overall PVC, CPE or CSPE cable jacket.

14.3     Single conductor wire and cable shall be rated 600 V, 90 ° C, and shall have XLPE or EPR insulation.
Single conductor 600 V tray cable greater than #1/0 AWG shall have XLPE or EPR insulation with a
PVC, CPE or CSPE cable jacket rated for CT use. Non-jacketed FREP insulation with appropriate
UL flame test may also be used for large single conductor cables.

14.4     Single pair instrument cable shall be rated 600 V, XLPE or PVC insulation, twisted shielded pairs with drain wires and a PVC, CPE or CSPE cable jacket.

14.5      Multipair instrument cable shall be rated 600 V, XLPE or PVC insulation, twisted shielded pairs with drain wires, overall shield, and a PVC, CPE or CSPE cable jacket.

14.6      Thermocouple extension cable rated 300 V shall be solid alloy conductor with XLPE or PVC insulation, individual pair shield, overall shield and a PVC, CPE or CSPE cable jacket.

14.7      All control panel wiring shall be insulated with 600 V NEC type SIS insulation and all panel wiring shall have wire numbers for identification

14.8     Electrical conductors shall be selected with an insulation level applicable to the system voltage for which they are connected to, and ampacities suitable for the load being served. In addition to ampacity, special requirements such as voltage drop, fault current availability and environment shall be taken into consideration in determining conductor sizing. Conductors shall be insulated on the basis of a normal maximum conductor temperature of 90 °C in 40 °C ambient (or higher as per site conditions) air with a maximum emergency overload temperature of 140 °C, and a minimum short-
circuit temperature of 250 °C. In areas with higher ambient temperatures, either larger conductor shall be used or conductors with higher temperature rating shall be selected. Conductor sizes and ampacity shall be coordinated with circuit protective devices. Cable feeders from MV power equipment shall be sized so that a short-circuit fault at the terminals of the load shall not result in damage to the cable prior to normal operation of fault interrupting devices.

14.9       The allowable ampacity of power cables shall be in accordance with ICEA and NEC requirements.

14.10    Minimum conductor sizes are as follows:

18 kV Power cable                 See Bill of Material
 4160V Power cable.              2 AWG

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1
DUKE/FLUOR DANIEL

ELECTRICAL DESIGN CRITERIA

600 V Power cable.	12AWG
Control circuits	16 Awg
Instrumentation cables	18 AWG single pair and 18 AWG multipair
Thermocouple Cable	18 AWG single pair and 20 AWG multipair
CT/PT Circuits	12 AWG

14.11     Lighting and fixture cable shall be furnished with 600-volt insulation.

14.12     Cables installed in cable trays shall have insulation and jacket materials which have non-propagating and self-extinguishing characteristics to minimize possible damage caused by cable fires. As a minimum, these cables shall meet IEEE 383 flame test requirements. All cables installed in cable tray shall be rated for such installation.

14.13   MV cable Shields should be grounded only at the source end provided that me cable is short enough to limit shield voltage at the load end to 25V. If the shield must be grounded at more than one point, ampacities for single conductor cable must be adjusted to take into consideration the heating due to shield currents. The effect of heating for 3/C and triplexed cables is negligible and is accounted for in standard ampacity tables.

15.0   LIGHTING & RECEPTACLES

15.1      The lighting system shall be designed in accordance with Illuminating Engineering Society of North America (IESNA) and calculated average illumination levels with 0.8 maintenance factor as shown on the table below:

Average Calculated Illumination Levels
Location	Maintained Average foot-candles	Illumination LUX
Air Conditioning Equipment Room	10	100
Outdoor Platforms and Stairways (HRSG, Tanks etc.)	5	50
Cooling Tower Deck and CW Pumps	3	30
Control Room and Administrative Rooms (Adjustable)	50	500
Control Room Emergency Lighting	15	150
Electrical Rooms	30	300
Toilet Rooms	20	200
Combustion Turbine / Steam Turbine Areas	5	50
Water Treatment building	20	200

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1

ELECTRICAL DESIGN CRITERIA

Makeup Water Treatment Area	2	20
Chemical Injection Skids	2	20
Chiller Building	20	200
Roadway	0.5	5
Parking Lot	1	10
Pipe Rack	2	20
Main Step-up Transformers	2	20
Switchyard	2	20
Main Gate	5	50
Building Perimeter	2	20

15.2     All outdoor lighting shall be controlled by photocells.

15.3      Frequently switched indoor lighting (such as office and maintenance areas) shall be controlled by wall mounted lighting switches. Infrequently switched indoor lighting (such as the Turbine Building) shall be controlled by panelboard circuit breakers.

15.4      Self-contained battery backed emergency lighting and exit signs shall be furnished to provide safe personnel egress from buildings during a total loss of plant power. Emergency lighting shall be designed to maintain the necessary illumination for a minimum of 90 minutes.

15.5     All 120 V outdoor receptacles shall be fed from GFCI type receptacles. All 120 V receptacles shall be located so equipment at grade can be reached with a 75-foot extension cord.

16.0   CIRCUIT SEPARATION

16.1     Circuit Classification:

16.1.1      Cable Code N - Any medium voltage power circuit operated at 5001-34000 V.

16.1.2      Cable Code M-Any medium voltage power circuit operated at 601-5000 V.

16.1.3      Cable Code P-Any low voltage power circuit operated at 50-480 Vac, or 125 Vdc and sized for greater than 7 amps.

16.1.4         Cable Code C - Control, any low voltage circuit operated at 50-480 Vac, or 125 Vdc with ampacity of 7 amps or less.

16.1.5         Cable Code S - Instrumentation, any low voltage circuit operated at less than 50 V, analog, digital signals, RTD and thermocouple circuits.

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1

DUKE/FLUOR DANIEL

ELECTRICAL DESIGN CRITERIA

16.2     Circuit Routing:

16.2.1      Separate raceway and cable tray systems shall be provided for each of the  circuit classification above. Exception: Power Cables for motors may be routed in the same raceway as the associated motor space heater.

16.2.2         Cable Trays of different voltage levels shall be stacked in descending order with the higher voltage above. At least one-foot spacing, bottom to bottom, shall be maintained between vertically stacked trays.

16.2.3         Side by Side cable trays shall be separated by 6 inches minimum.

16.2.4         Unless otherwise specified by Supplier, all cable trays shall be aluminum, ladder type.

16.2.5         Cable Codes M, P and C may be installed in the same cable tray provided they are separated by cable tray barrier.

16.2.6         Cable codes C and S may be installed in the same cable tray provided they are separated by cable tray barrier.

16.2.7         In the GTG areas, cable separation and grouping shall be designed and installed to meet the intent of GE's cable separation guidelines.

16.2.8         "M" type cable tray fill shall be in accordance with NEC section 318-12.

16.2.9         "P" type cable tray fill shall be in accordance with NEC section 318-9, 318-10, and 318-11.

16.2.10    "C" and "S" type cable tray fill shall be in accordance with NEC Section 318-9(b).
 17.0   CONDUIT CABLE TRAY & CHANNEL TRAY

17.1      Underground conduits shall be PVC schedule 40. Underground conduits may be directly buried except in areas that require concrete encased duct banks for structural considerations such as road crossings.

17.2      Aboveground conduit shall generally be RGS. Aluminum or PVC may also be used in corrosive areas. Aboveground conduit shall be % inch minimum except '/£ inch conduit may be used to connect to instruments or devices with '/a" nipples as required.

17.3      Electric metallic tubing may be used for indoor lighting in offices and control rooms and where the conduit is not subjected to physical damage. Cable trays shall be aluminum or galvanized steel ladder type with tray covers where mechanical protection is necessary.

17.4      Cable tray and channel tray shall be aluminum or galvanized steel ladder type with tray covers where mechanical protection is necessary.

17.5      Connections to equipment requiring removal from service or subjected to vibration or movement shall be made with flexible conduit. Liquid tight flexible metal conduit and approved fittings shall be used for outdoor and indoor equipment.

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1

DUKE/FLUOR DANIEL

ELECTRICAL DESIGN CRITERIA

18.0    GROUNDING

18.1       Grounding shall be as follows:

Switchyard	Main Transformer High Voltage Winding: Solidly grounded
Generator	Generator neutral high resistance grounded
Medium Voltage 3ø/3W	Low resistance grounded
Low Voltage 3ø/3W	High resistance grounded with pulse detection
Lighting 3ø(ft/4W	Solidly grounded
125 Vdc Control	Ungrounded w/ ground detection and alarms

18.2      A copper grounding grid consisting of driven ground rods interconnected by bare #4/0 AWG copper conductors to form a complete grounding system for the plant shall be installed. Grid interconnection shall be using exothermic welding or approved compression connectors.

18.3      Fences shall be grounded at every other post by #2 AWG bare copper conductors where necessary to limit touch potentials to acceptable levels. This is only required if proven necessary by grounding calculations.

18.4       The grounding system design shall be per IEEE-80 guidelines

18.5       Lightning protection for the facility shall be provided in accordance with NFPA 780 & UL 96
 19.0   UPS AND EMERGENCY POWER SYSTEM

19.1      The UPS system shall have a single-phase or three-phase inverter sized for the maximum operating
load.   The inverter shall be fed from the station battery. A static switch shall be located in the inverter cabinet. The manual by-pass switch shall be located in a separate enclosure with isolation transformer. Two alternate source transformers shall be provided one for the inverter bypass source to the DCS primary loads and one for the DCS secondary loads. The DCS primary loads are fed from
UPS backed essential panelboard. The DCS secondary loads are fed from a control power panelboard off of normal AC source.

19.2     UPS distribution panels shall be supplied with the primary instrumentation power supply loads fed from the inverter connected 120 Vac panel. The secondary instrumentation power supply loads shall be fed from the second alternate source transformer to prevent a single fault or equipment outage resulting in a total loss of instrumentation power.

20.0   125 VDC SYSTEMS

20.1      A 125 Vdc station battery system shall be sized to provide power for all required power plant loads excluding GTG loads. The UPS load on the station battery shall have a load profile duration of 60 minutes for safe plant shutdown. The STG lube oil load(s) on the station battery shall determine the load profile.

20.2      A battery charger sized to recharge a fully discharged battery in 24 hours shall feed each battery. An identical standby charger shall be provided to feed the DC system if the normal charger is out of service.

20.3      Each GTG shall have its own dedicated 125 Vdc battery system

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1

DUKE/FLUOR DANIEL

ELECTRICAL DESIGN CRITERIA

20.4      The station batteries are located in an electrical room and may be co-located along with other electrical equipment such as MV and LV switchgear, MV MCCs, chargers and UPS.

21.0   WELDING RECEPTACLES

21.1     Welding receptacles shall be located within Warehouse/Maintenance shop, power island pipe rack and gas turbine area so that the equipment can be reached within 100-ft radius.

22.0   PLANT TELEPHONE SYSTEM

22.1      Telephone system shall be provided as the only In-Plant Communication System. Radio and Plant
Party and Paging Systems will not be provided.

22.2      The plant telephone system shall consist of a main telephone board; termination blocks, telephone outlets and Owner supplied handsets.

22.3      PVC conduit shall be installed from the main telephone terminal board located in the Administration
Building to stub out about six feet outside the administrative building. This stub out will be used by the Telephone Company to install ( direct buried ) and terminate their main cable to the terminal board in the admin building.

22.4      Telephone outlets shall be provided in administration offices, control room and maintenance area.
Additional lines for fax machines shall be provided in the Administration building.

23.0 PLANT SECURITY SYSTEM

23.1      The main gate shall be provided with a motorized operator. The main gate operator shall include inputs from control room and/or receptionist switches, and local keypad or card reader station for plant entry. An exit loop shall be provided to open the gate automatically. Security loop shall be provided to prevent accidental gate closure.

23.2      An intercom system shall be provided to allow voice communications between the main gate and the control room and receptionist area. The main gate intercom station will be located with the local keypad or card reader. Provision will be made for both car and truck access to the intercom station.

23.3      A closed circuit television (CCTV) system shall be provided, and shall consist of one outdoor camera installed at the main gate and two color monitors installed in the plant control room and receptionist area to identify visitors. The camera shall be color, wide angle type with manual zoom and high resolution..

24.0 ELECTRIC HEAT TRACING

24.1      Electric self-regulating heat tracing shall be furnished for freeze protection at the minimum ambient temperature, for the lines and instruments shown on the PIDs.

24.2      Thermostats and a contactor shall be used to energize each separate heat-tracing panel when the outside temperature is below 40 Deg. F. The heat tracing panels/transformers shall be fed from the station MCCs. Heat tracing circuit breakers shall have 30 mA ground fault trip units.

24.3      Heat trace monitoring shall consist of indicating lights monitoring individual circuit breakers.

DUKE ENERGY NORTH AMERICA	Design Criteria No. DENA-O-DC-6-00.00.00-01
DENA Energy Facility Reference Design	Standard Design Criteria

REV. NO. 1
DUKE/FLUOR DANIEL

ELECTRICAL DESIGN CRITERIA

24.4     All instruments requiring heat tracing, excluding pressure gauges shall be remotely mounted at grade, platform or stairway. The instrument shall be heat traced using a separate heating element from the associated tubing, and shall be installed in an insulated enclosure suitable for site conditions. Instrument tubing and sample lines shall be pre-insulated pre-traced tubing bundles.

25.0 ELECTRICAL EQUIPMENT ALARMS

25.1     Where appropriate, common electrical equipment digital alarms and breaker status signals shall be monitored by the DCS.

26.0 CATHODIC PROTECTION

26.1     A sacrificial anode type cathodic protection system will be provided as necessary to protect metallic piping, tanks and structures from galvanic corrosion. Cathodic protection equipment will be applied in accordance with the resistance and chemical characteristics of the soil as given in the geotechnical study. Electric Power Research Institute (EPRI) and National Association of Corrosion Engineers (NACE) guidelines will be used in establishing the necessity, type and extent of cathodic protection equipment.

27.0 FIRE DETECTION AND ALARM SYSTEM

27.1       A Fire Detection and Alarm System shall be provided in accordance with the requirements of NFPA

72.

27.2       A Main Fire Alarm Annunciator Panel (FAAP) located in the administration building shall be designed to initiate appropriate responses to alarm signals (i.e. audible and visual alarms, etc.). All signals shall be annunciated locally in accordance with NFPA 72.

28.0 DISTRIBUTED CONTROL SYSTEM

28.1      A plant Distributed Control System (DCS) consisting of CRT based operator control stations, microprocessor based electronic cabinets, input/output cabinets and other related hardware and software shall be furnished for executing Heat Recovery Steam Generator and Balance of Plant control and monitoring. Primary control of the Gas Turbine Generators and Steam Turbine Generator
will be performed by the control systems furnished with those items of equipment (GE Mark VI controls). Other plant systems (such as the Water Treatment System) will be furnished with packaged controls. The DCS will provide all plant control and monitoring functions not covered by other packaged control systems, and will integrate packaged controls into an overall plant control system.
Software interfaces between the DCS and packaged controls will be provided as necessary to accomplish overall control system integration.

28.2      The DCS will be designed to accommodate the necessary input/output points as required above with an additional 10% implemented spare I/O capacity for future use.

28.3     DCS processors, power supplies, and communication hardware will be 100% redundant to prevent a single failure from causing a plant shutdown. Multiple operator workstations and alarm printers will be furnished for redundancy and fault tolerance in operator interfaces.

28.4      All DCS components shall be furnished in cabinets suitable for the environment in which they will be placed. Environmental controls will be installed as necessary to maintain appropriate ambient conditions.

ATTACHMENT 11:  WATER SYSTEMS DESIGN CRITERIA

Duke Energy North America	Document No. 709200-0-DC-4-MW-1
Luna Energy Facility	Contract No.: 06 709200
Deming, New Mexico	Page 1 of 7
Date: 05/08/01	Rev. No.: A

DUKE/FLUOR DANIEL

Luna Energy Facility

Water Systems Design Criteria

~~ PRELIMINARY ~~

Revision Log

A.	Initial Issue	4.
1.		5.
2.		6.
3.		7.

Duke Energy North America	Document No. 709200-0-DC-4-MW-1
Luna Energy Facility	Contract No.: 06 709200
Deming, New Mexico	Page 2 of 7
Date: 05/08/01	Rev. No.: A

DUKE/FLUOR DANIEL

VERIFICATION OF DESIGN CRITERIA

Owner:                                       Duke Energy North America

Project:                                       Luna Energy Facility

Title:                                           Water Systems Design Criteria

Document No.:                         709200-1-DC-4-MW-1

Revision:                                   A

In accordance with established procedures, the quality of this design criteria has been assured.  Signatures certify that the above design criteria was originated, checked, and approved as noted below:

Prepared By:		Brad Neal	Date:

Checked By:		Craig Cockerham	Date:

Inspected By:	Mechanical		Date:

	Electrical		Date:

	Civil		Date:

	Piping		Date:

	Control Systems		Date:

Approved By:	Eng. Mgr.		Date:

Duke Energy North America	Document No. 709200-0-DC-4-MW-1
Luna Energy Facility	Contract No.: 06 709200
Deming, New Mexico	Page 3 of 7
Date: 05/08/01	Rev. No.: A

DUKE/FLUOR DANIEL

 WATER SYSTEMS DESIGN CRITERIA

Duke Energy North America	Document No. 709200-0-DC-4-MW-1
Luna Energy Facility	Contract No.: 06 709200
Deming, New Mexico	Page 4 of 7
Date: 05/08/01	Rev. No.: A

DUKE/FLUOR DANIEL

1.0              RAW WATER SYSTEM

1.1          A blend of ground water from the Red Mountain well field and municipal WWTP effluent ("gray water") from the City of Demming will serve as the raw water make-up for the Luna Energy facility.  At any time, all of the available gray water will be used with the required balance coming from the ground water.  The estimated maximum plant demand is 5.17 mgd and the estimated gray water supply is 1.0 to 1.9 mgd.  The raw water pressure supplied to the facility battery limit shall be at least 30 psig.  Temperature of the well water shall be 109° F maximum.

1.2          Incoming well water will be chlorinated, stored, and used as makeup water to the cooling tower, for plant utility and potable usage, and for the plant firewater system.

1.3          Incoming gray water will be chlorinated then treated in a dedicated clarifier before being discharged to the cooling tower basin.

1.4          The size of the 700,000 gallon Raw Water/Firewater Storage Tank system (with two 350,000 gallon tanks) is based on 240,000 gallons of firewater storage plus about two hours (one hour per tank) of raw water storage for makeup to the cooling tower.

1.6        System metallurgy will be carbon steel.

2.0              WATER RECOVERY SYSTEM

2.1          Cooling tower makeup will consist of well water, treated gray water, and effluent from the Water Recovery System.

2.2          The Water Recovery System is a near-zero-discharge, waste minimization system designed to treat cooling tower blowdown.  The majority of recovered water is recycled back to the cooling tower with a small portion used as feed to the BFW Demineralization System.

2.3          The Water Recovery System consists of solids contact clarification, followed by filtration, clearwell or storage tank, weak acid cation exchangers, decarbonator, micron filters and multistage, high efficiency reverse osmosis (RO) system.  Inorganic salts, heavy metals, and organic compounds are removed or reduced to maximize cooling tower cycles and provide suitable feedwater quality for the BFW Demineralization System.  The Water Recovery System is comprised of standard components widely used in the water treatment industry.

2.4          Clarifier treatment will include lime softening, silica reduction, flocculation, coagulation, and settling of suspended solids.  Clarifier blowdown and dirty filter backwash will be collected and further treated in a thickener.  The clear water overflow will be recycled back to the clarifier and all solids will be de-watered and eventually hauled off for disposal at approved landfill sites by others.

Duke Energy North America	Document No. 709200-0-DC-4-MW-1
Luna Energy Facility	Contract No.: 06 709200
Deming, New Mexico	Page 5 of 7
Date: 05/08/01	Rev. No.: A

DUKE/FLUOR DANIEL

2.5          RO reject and spent regenerant from the cation exchangers after neutralization, are discharged to solar evaporation ponds where solids will further concentrate with time.  Eventually, the solids will precipitate and settle to the bottom of the evaporation pond.  Maximum discharge to the pond is approximately 80 gallons per minute.

2.6          Service water is supplied by Service Water Pumps taking suction from the Raw Water/ Firewater Storage Tank.  When one of these pumps is operating, the normal static pressure in the service water line is expected to be approximately 80 psig to 100 psig.  Service water is used for flushing lines and plant utility stations.

2.7          System metallurgy will be carbon steel, FRP, HDPE, cement-lined carbon steel, or corrosion-resistant alloy, depending on the exact location within the system.

3.0              CIRCULATING WATER SYSTEM

3.1               System is designed for operation at optimum cycles of concentration in the cooling tower.

3.2               Conductivity of the circulation water is measured and used to set the rate of cooling tower blowdown.

3.3               System hardware will be provided of materials compatible with the circulating water quality.

4.0              FIRE PROTECTION SYSTEM

4.1          Water from the Raw Water /Firewater Storage Tank is used as the source of fire water for the main fire water pumps.

4.2          The bottom portions (120,000 gallons ea.) of the Raw Water/Firewater Storage Tanks are reserved for fire protection.

4.3          One electric motor driven fire water pump and one diesel driven fire water pump are provided.  These pumps are rated for 2,000 gpm in order to supply the largest suppression system and an additional hose allowance of 500 gpm.

4.4          Two horizontal fire water jockey pumps are supplied to keep the fire protection header pressurized.  The operation of these pumps is intermittent.

4.5          System metallurgy is HDPE for underground piping and carbon steel for above ground piping.

5.0              DEMINERALIZED WATER SYSTEM

5.1          The demineralized water system provides demineralized water for boiler makeup, the turbine waterwash skid, and closed cooling system fill.

Duke Energy North America	Document No. 709200-0-DC-4-MW-1
Luna Energy Facility	Contract No.: 06 709200
Deming, New Mexico	Page 6 of 7
Date: 05/08/01	Rev. No.: A

DUKE/FLUOR DANIEL

5.2          The BFW Demineralization System consists of one (1) train of cation and anion exchangers, followed by a mixed-bed polisher sized for 120 gpm net.  The system will remove any remaining solids to provide high quality (16 megaOhm - 0.06 μmho/cm conductivity) water suitable for the 1800 psig boiler system.

               The product water from the BFW Demineralization System will be stored in the demineralized water storage tank.  Waste from regeneration of the exchangers will be neutralized and discharged to the evaporation pond.

5.3         The 225,000 gallon demineralized water storage tank will provide several hours of storage capacity based on normal feedwater make-up to the boilers.

5.4         During normal operation, the demineralized water pumps are not intended to operate.  The demineralized water system supplies makeup at the surface condenser, which operates under vacuum.  The vacuum is sufficient enough to pull suction from the storage tank without pressurization.  The pumps are utilized during startup to makeup for losses incurred by venting and condensation and to inventory the closed cooling system.

6.0              WASTEWATER TREATMENT SYSTEM

6.1          Wastewater from the Water Recovery System is discharged to the solar evaporation pond where solids eventually settle to the bottom.  Sludge from the clarifier is de-watered in a thickener and filter press.  Dried solids are removed and hauled to approved landfills for ultimate disposal by others.  Recovered liquid is recycled to the Water Recovery System as part of the feed to the clarifier.

6.2          System metallurgy will be either carbon steel with adequate corrosion allowance, lined carbon steel, or FRP.

7.0              SANITARY SEWER SYSTEM

7.1          Sanitary waste from the administration building and warehouse fixtures drains to a septic tank and is, ultimately, discharged to a nearby leach field.  Settled solids at the bottom of the septic tank are periodically taken away by vacuum trucks.

7.2          The sanitary waste system shall be designed to carry and treat the design flows associated with 22 personnel consisting of staff and visitors.

8.0              CLOSED COOLING WATER (CCW) SYSTEM

8.1          CCW is a closed circulating water system that services the cooling requirements of the CTG's and all other equipment for which cooling tower water (high in chloride, sulfate, and TDS) is unsuitable.

Duke Energy North America	Document No. 709200-0-DC-4-MW-1
Luna Energy Facility	Contract No.: 06 709200
Deming, New Mexico	Page 7 of 7
Date: 05/08/01	Rev. No.: A

DUKE/FLUOR DANIEL

8.2          The CCW system circulates demineralized water in which a corrosion inhibitor and ethylene glycol have been added.  This water is pumped through a heat exchanger that is cooled by cooling tower water, prior to delivery to the end users.  An expansion tank within the circulating system allows the system inventory to expand or contract with temperature.

8.3          System metallurgy will be carbon steel.

9.0              CHILLED WATER SYSTEM

9.1          The Chilled Water System replaces the more conventional evaporative cooling system for the CTG inlet air filters.  This is done to realize a greater power output from the CTG's due to the cooler (and therefore, denser) inlet air produced by water chilled by a mechanical chiller instead of by direct air cooling by an evaporative cooler.

9.2          Cooling coils are located in the inlet air filter housing, into which chilled water supply is introduced by a circulating pump.  The chilled water return is cooled in a packaged chilling unit, which in turn is serviced by its own cooling tower and cooling water circulating pumps, prior to its return to the chilled water circulating pump suction.

9.3          The metallurgy of other components will be compatible with a water glycol mixture.

10.0          CHILLER CIRCULATING WATER SYSTEM

10.1        The packaged chilling unit will have its own cooling tower, hence a separate circulating water system.  The cooling water will be circulated between the cooling tower and the chilling unit to reject heat from the refrigerant.  The makeup water to the chiller's cooling tower will be piped from the same water source as that of the main cooling tower.

10.2        System hardware will be provided of materials compatible with the circulating water quality.

11.0   POTABLE WATER SYSTEM

11.1       Well water will be supplied to the potable water system from the Raw Water/Fire Water tank.  The potable water system will be isolated from gray water sources and from the Water Recovery System by appropriate air gaps.  Backflow preventers will be used wherever needed to isolate the potable water system from any other potential source of contamination.

11.2       The Potable Water system will be designed for the number of people identified in section 7.2 plus two safety showers operating simultaneously.

END of DESIGN CRITERIA

EXHIBIT A, ATTACHMENT 12

Building Plans

Floor Plans prepared by John Eldo Brown Architect/Planner, Inc., 4700 East Thomas Rd., Suite 202, Phoenix, AZ for Project No. 200201of Administration Building (Date 4/22/02, Sheet A1/A4), Administrative Elevations (Date 4/22/02, Sheet A2/A4), Administrative Sections (Date 4/22/02, Sheet A3/A4), Administrative Schedule (Date 4/22/02, Sheet A4/A4), Warehouse Ground Floorplan (Date 10/4/02, Sheet A10/A13), Warehouse 2nd Floorplan (Date 10/4/02, Sheet A11/A13), Warehouse Building (Date 10/4/02, Sheet A12/A13, Date 6/11/02, Sheet A13/A13) and Water Treatment (Date 10/4/02, Sheet A20/A21, Date 10/11/02, Sheet A21/A21)

EXHIBIT A, ATTACHMENT 13

INTERFACE PLAN (Owner/Contractor Interface Points)

Exhibit A - Attachment 13
Luna Energy Facility

Owner Interface Plan

Item #	Interface	Description
1	Natural Gas	El Paso COFA with all interface basis defined (including hot tap location, connection type/rating/spec)
2	Natural Gas	Hot Tap complete
3	Natural Gas	Duke skid information (all drawings/specs/data package)
4	Natural Gas	Right of way agreement information, crossing permit, environmental permits
5	Natural Gas	Natural gas for plant commissioning, testing and operation.
6	Well Water	Well water permit(s)
7	well water	power feed to each well and booster station
8	Gray Water	Composition/final design basis approved by Owner/City of Deming
9	gray water	Plant operators
10	gray water	power to gray water station
11	gray water	piping interfaces at City of Deming facility
12	Potable Water	composition from city of Deming
13	Potable Water	operating parameters design pressure/temperature and operating pressure/temperature
14	Potable Water	Size/type/rating/location of interfaces
15	Potable Water	water meter and backflow preventor design information
16	Hydrotest Water	Hydrotest water for HRSGs/tanks/Balance of plant meeting quality requirements of equipment suppliers
17	Backfeed power	Owner terminations at switchyard (controls, high voltage, RTU)
18	Backfeed power	PSNM interface final metering/ relaying/syncronization/requirements; interface one-line
19	Backfeed power	Automatic generator control scheme
20	Backfeed power	Backfeed power available
21	Export power	External load to support commissioning and testing of plant
22	GE design complete	Resolution of all issues identified on Assessment plan for GE items
23	Construction Power	Power to support construction activities
24	Plant operators	Operators to assist in commissioning and operation of plant.

ATTACHMENT 14

FREEZE PROTECTION CRITIERIA

DUKE/FLUOR DANIEL
One Fluor Daniel Drive Sugar
Land, Texas 77478-3899

CERTIFICATION OF ENGINEERING CALCULATION

PROJECT:             All 2003 CC Sites

TITLE OF CALCULATION:         Piping Winterization Philosophy
CALCULATION NUMBER:         06709300-DC-00-00-00-01

ORIGINALLY CONSISTING OF PAGES _1__ THROUGH     4      AND ATTACHMENTS

(Note: List each attachment with number of pages in each.)

In accordance with established procedures, the quality has been assured and the above calculation has been performed and checked.

DATE 10/23/01

ORIGINATED BY                    Bob Shah

CHECKED BY APPROVED BY REVISION LOG:

Raymond Ma

						DATE DATE		10/24/01
		Paul Dunne						10/24/01

Rev #	Pages Revised	Pages Deleted	Pages Added	Originated By	Date	Checked Bv	Date	Approved By	Date

Client: Duke Energy North America	DOCUMENT NO: 06709300-DC-00-00-00-01
Project: DENA-2003CC	CONTRACT NO: 06709300
Subject: PIPING WINTERIZATION PHILOSOPHY	By: RKA
Rev 1 Date 10/23/2001

1.0        Objective:

To evaluate the adequacy of the DENA2002 winterization practices for suitability with the DENA2003 projects. The DENA2002 practices were modified late in the project against the backdrop of freezing problems encountered at Lamar and Guadalupe sites.

2.0        Background

Some of the DENA2001 plant sites such as Lamar and Guadalupe experienced hard freezes during their commissioning. It was reported that the hard freeze period lasted much longer than the period predicted or used in the heat loss calculations. This resulted in freezing of pipes and caused significant delay in conducting the reliability test at Lamar and Guadalupe sites.

In light of the freezing problems encountered at Lamar and Guadalupe sites, it was decided to review the current freeze protection design criteria applied to the water containing lines of DENA-2002 projects and apply the changes in heat tracing or insulation requirements of pipes, as deemed necessary. The final criteria used for DENA2002 was reviewed again for the DENA2003 projects and was slightly modified as described later in this report.

The write-up below refers only to the three DENA2002 southern sites. Heat loss calculations performed for these DENA2002 sites are considered to be similar to the DENA2003 sites because of ambient temperature similarities. Therefore the criteria applied for the DENA2002 sites will also be applicable to the DENA2003 sites.

3.0        D/FD's Winterization Practices (Prior to the DENA2002 Re-evaluation)

Per D/FD's current winterization practices, lines 3" and below in water or steam service, subjected to stagnant flow and exposed instrument lines shall be heat traced and insulated to provide freeze protection against the freezing.

All lines from 4" to 10" in water or steam service and subjected to stagnant flow and/or long dead sections of drain lines (i.e.: not sloped for free draining, or not procedurally drained through a low point), require insulation for freeze protection.

4.0         New Evaluation Approach

In order to evaluate the adequacy of the winterization practices currently applied, heat loss calculations were performed for bare pipes as well as insulated pipes to determine the trend and time required to freeze the 10%, 20% and 100% cross section of the pipes under prolonged wintery conditions. Freezing of pipes 2" through 20" under four different operating scenarios were evaluated. For details, refer to the DENA2002 calculations, which were reviewed and approved.

  Bare pipes and the flowing fluid becoming stagnant after plant shutdown.

  Pipes are insulated and the flowing fluid becoming stagnant after plant shutdown.

  Bare pipes with stagnant fluid, during normal plant operation.

  Insulated pipes and stagnant fluid, during normal plant operation.

5.0        Evaluation criteria

The following criteria was applied for evaluating the winterization guidelines:

Client: Duke Energy North America	DOCUMENT NO: 06709300-DC-00-00-00-01
Project: DENA-2003CC	CONTRACT NO: 06709300
Subject: PIPING WINTERIZATION PHILOSOPHY	By: RKA
Rev 1 Date 10/23/2001

The plant is shut down for more than 24 hrs and hard freeze conditions remain for more than 5 consecutive days, when lowest ambient temperature remains below freezing and has an average value of 21 °F during that period.

Freeze protection measures shall be applied for bypass lines, min. flow lines and above ground fire water lines irrespective of their size, as the fluid in these lines will remain stagnant all the time and most likely to freeze during prolonged wintry weather conditions.

Pipe containing aqueous ammonia or water/glycol mixture will not require any freeze protection measures such as heat tracing or insulation. The glycol concentration for each site is chosen based on burst protection for the inlet chiller system and freeze protection for the closed loop cooling water system.

In order to standardize the design it was decided to apply a common winterization design criteria/philosophy for all the three 2002 sites.

Winterization requirements for chemical injection lines, which typically have pipe sizes 2" or below were excluded from the scope of this study.

6.0         Design conditions

The design conditions of DENA2002 are as follows:

Murray Site

Operating	-10° F ( Min Ambient)
Not Operating	23° F

Arlington Valley	Site
Operating Not	13°F ( Min Ambient)
Operating	37° F

Hot Spring Site
Operating Not	-5° F ( Min Ambient
Operating	21° F

The minimum temperature condition for the plant non-operating case is set by Hot Spring's site temperature of 21°F and the minimum temperature for the operating case is set by Murray site temperature of -10°F.

All piping is to be protected against the freezing, when the plant is not operating and ambient temperature remains below 21° for an extended period of time, up to 120 hrs. Pipes with stagnant fluid conditions shall be protected against the freezing conditions, when the plant is operating and ambient temperature is down to -10°F.

As stated earlier, these DENA2002 conditions are similar to the DENA2003 conditions. Thus, similar results will be obtained.

7.0        Assumptions Applied and Source of Data:

Listed below are the sources data used for calculations and the assumptions applied for conducting this study:

  Heat transfer values and wind correction factor used for calculating the heat loss through the pipes is per the Desk Book of Chemical Engineering.

Client: Duke Energy North America	DOCUMENT NO: 06709300-DC-00-00-00-01
Project: DENA-2003CC	CONTRACT NO: 06709300
Subject: PIPING WINTERIZATION PHILOSOPHY	By: RKA
Rev 1 Date 10/23/2001

  Published weather data and record tow temperatures data for all the three sites were extracted from the local meteorological Internet sites.

  Wind Velocity was assumed to be 15 miles/hr

  Murray's historical weather data was used to determine the freeze protection requirement of all the three sites.

  Winterization requirements for pipes 3" and below were checked based on an average temp of
  7 ° F {Murray's Historical weather data ).

  Winterization requirements for pipes 4" and above were checked based on an average temp of
  20 ° F (Murray's Historical weather data ).

  Stagnant fluid temperature( while in operation), for all insulated/ un-insulated pipes was assumed to be 36 F.

  Insulation thickness of 1" was assumed for pipes 4 " and below and 1 1/2" for pipes 6" and above.

  Actual site ambient conditions, fluid operating conditions, heat transfer coefficient and wind speed etc. may be different than the conditions used in performing the calculations. Therefore, actual heat loss may vary depending on the conditions. However, the results obtained from these calculations are considered to be fairly representative and/or conservative, and will predict the trend of freezing of pipes during prolonged cold weather conditions when the plant is down.

  It is assumed that during normal operation of the plant, the fluid is always flowing through the pipes and the flowing fluid and pipe wall temperatures are higher than the ambient conditions.
  And once the plant is shutdown, the fluid in the pipes becomes stagnant and reaches steady state and heat loss through pipe is uniform.

8.0     Recommendations

In order to protect the pipes in water service against freezing conditions for the above stated minimum ambient and design conditions (-10 F operating case and 21 ° F ), the following Winterization criteria were implemented on the DENA2002 projects, for all southern sites.

The below stated Winterization recommendations are applicable to lines in water service only. These recommendations do not cover the lines in aqueous ammonia or water/glycol mixture for reasons stated in section 5.0 of this report

1) All lines 4" and below:		Heat trace and insulate all lines. Portions of the lines that are free draining do not require heat tracing or insulation.

2) 6" lines:	a)	Heat trace and Insulate lines subject to stagnant flow ( during normal operation) ,such as dead end sections, fire water lines and bypass around the control valves.

	b)	Insulate all other lines, which are not subject to stagnant flow conditions or not sloped for free draining.

3) Lines 8" through 12":		Insulate all lines with 1%" insulation, including the bypass lines, except where the lines have been sloped for free draining.

4) Lines 14" through 20" a)	a)	Insulate section of lines subject to stagnant flow and dead sections, such as bypass around the control valves. Maintain
	b)	circulation through the system by operating the pump intermittently or continuously, or consider draining the system, during prolonged period of extreme cold weather conditions.

Client: Duke Energy North America	DOCUMENT NO: 06709300-DC-00-00-00-01
Project: DENA-2003CC	CONTRACT NO: 06709300
Subject: PIPING WINTERIZATION PHILOSOPHY	By: RKA
Rev 1 Date 10/23/2001

c)     Insulate the lines, if the above two alternative described in 4 ( b) are not viable.

In addition to the above 4 items, the following applies to DENA2003 sites.

1)     Steam Trace all the above ground Firewater lines, irrespective of their sizes.

2)     Add a note on the P&ID's to extend the freeze protection insulation 2 ft below the frost line, wherever applicable.

3)     Ensure that all the drain valves provided on the steam lines are traced and the tracing is suitable for the operating temperature of the steam in the pipe.

4)     Set point for the heat tracing of chemical lines will be 60 deg (F )

5)     Heat tracing provided on the higher temperature lines such as steam lines, should be suitable for the intended service operating temperature and same should be covered with a note on the
P&ID where applicable.

6)     For non metallic pipes such as CPVC, low heat-flux heat tracing without exceeding the non metallic pipe temperature limit should be specified.

7)      Heating requirements to be applied to chemical totes of 2003 CC projects should be addressed in the winterization document.

ATTACHMENT 15
FACILITY MANUALS

The following is a typical outline of the Facility Manuals to be provided by Contractor.   The initial issue of Facility Manuals will be available by the start of operator training.  Final Facility Manuals shall be provided by Contractor to Owner prior to Final Completion.

1.0                          Introduction

2.0                          Design Documents

2.1              System Descriptions

2.2              Heat & Material Balance

2.3              Plot Plan

2.4              P&ID's

2.5              Electrical One Lines

2.6              Mechanical Data Sheets

2.7              Pipe Line List

2.8              Motor List

2.9              Valve List

2.10            Engineering Instrument Index

2.11            List of Fluor Specifications

2.12            List of Fluor Drawings

2.13            List of Suppliers

3.0                          Supplier/Contractor Data

3.1               Civil/Structural

3.1.1        Geotechnical Investigation

3.1.2        Buildings

3.1.3        Buildings

3.1.4        Valve Houses

3.2              Tanks and Vessels

3.2.1         Field Erected Tanks

3.2.2         Shop Fabricated Vessels

3.2.3         Fiberglass Reinforced Plastic Tanks

3.2.4         Oil/Water Separator

3.3              Auxiliary Boiler

3.3.1         Auxiliary Boiler And Deaerator

3.3.2         Auxiliary Boiler Stack

3.4              Turbines and Generators

3.4.1         Fixators

3.4.2         Gas Turbine & Generator

3.4.3         Steam Turbine & Generator

ATTACHMENT 15
FACILITY MANUALS

3.4.4         Diesel Generator

3.5              Heat Recovery Steam Generator

3.5.1         HRSG

3.6              Heat Transfer Equipment

3.6.1         Auxiliary Steam Superheater

3.6.2         Auxiliary Steam Desuperheater

3.6.3         Plate Heat Exchanger

3.6.4         Surface Condenser

3.6.5         Cooling Tower

3.7              Turbine Inlet Air Chillers

3.7.1         Turbine Inlet Chillers

3.8              Pumps and Compressors

3.8.1         Vacuum Condensate Pumps

3.8.2         Boiler Feed Pumps

3.8.3         General Service Pumps

3.8.4         Sump Pumps

3.8.5         Circulating Water Pump

3.8.6         Ammonia Transfer Pump Skid

3.8.7         Fire Pumps

3.8.8         Plant & Instrument Air Compressor

3.9              Water Treatment

3.9.1         Water Treatment

3.10          Miscellaneous Mechanical Equipment

3.10.1       Cont./Int. Blowdown Drum Silencers

3.10.2       Chemical Injection Skids

3.10.3       Fire Suppression/Deluge/Alarm System(S)

3.11          Piping

3.11.1       Fire Fighting Equipment

3.11.2       Nitrogen Manifolds And Cylinder Racks

3.11.3       Buttweld Strainers

3.11.4       Manual Butterfly Valves

3.11.5       Low Pressure Field Valves

3.11.6       High Pressure Field Valves

3.11.7       Lined Butterfly Valve

3.11.8       Shop Installed Small Bore Valves

3.11.9       Field Installed Strainers

3.11.10      Shop Fabricated Piping

3.11.11      Safety Showers

3.11.12      Air Vacuum Vent Valves

ATTACHMENT 15
FACILITY MANUALS

3.11.13      3-Way Valves

3.11.14      Check Valves, Non Slam

3.11.15      Ball Valves Full Port

3.11.16      Ball Valves Class VI Shut Off

3.11.17      Concrete Pipe And Fittings

3.11.18      Plug Valves

3.11.19      Cold Reheat Check Valves

3.11.20      Pipe Supports

3.11.21      Expansion Joints

3.11.22      Plastic Lined Pipe

3.11.23      Shop Fabricated Pipe

3.12          Electrical

3.12.1          Main Step-Up Power Transformers

3.12.2          Generator High Current Circuit Breaker

3.12.3          Auxiliary Transformers

3.12.4          Power Distribution Centers

3.12.5          Iso Phase Bus Duct

3.13          Instrumentation and Controls

3.13.1          Distributed Control System

3.13.2          Gate Valves - Mov's

3.13.3          Butterfly Valves - Mov's

3.13.4          Steam Conditioning Valves

3.13.5          On/Off Pneumatic Valves

3.13.6          Control Valves

3.13.7          Automatic Recirculation Valves

3.13.8          Level Gauges

3.13.9          Level Switches

3.13.10      Electronic Transmitters

3.13.11      Pressure Relief Valves

3.13.12      Vortex Flow Meters

3.13.13      Radar Level Transmitters

3.13.14      Orifice Plates & Restriction Orifice

3.13.15      Pneumatic Indicating Controller

3.13.16      Pressure Gauges & Thermometers

3.13.17      Thermocouple/Thermowells

3.13.18      Continuous Emission Monitoring System

3.13.19      Sampling System

3.13.20      Data Acquisition Handling System

3.13.21      Conservation Vents

3.13.22      Steam Traps

3.13.23      Tube Bundles & Instr. Enclosures

3.13.24      Forward/Reverse Flow Tubes

3.13.25      Sight Flow Glasses

3.13.26      Turbine Flow Meter

ATTACHMENT 15
FACILITY MANUALS

3.13.27       Water Analysis Panel

 4.0                          Plant Interfaces

4.1              Gas Pipeline

4.2              Well Water System

4.3              Gray Water System

4.4              Radial Electrical Transmission Line

5.0  Plant Consumables

                                5.1              Catalyst and Chemical list

5.2              Lubrication List

EXHIBIT A - ATTACHMENT 16
GAS PIPELINE SCOPE OF WORK

The gas pipeline system was initially contracted by Duke Energy Gas Transmission for the LEF.  This contract was being administrated by Duke Energy.  This work was partially completed at the time of the deferral including engineering and design as will as material purchases.  As a portion of the restart project, Fluor will complete this work.

Fluor's intention is to subcontract the engineering and design of this system to Trigon, the contractor which performed the work completed to date prior to the deferral.  An assessment of the current project status and material will be performed by Trigon prior to restarting engineering and design.  Once engineering and design work has been completed, Fluor will obtain subcontract bids for the installation and commissioning of this scope of work.

Owner will provide ROW and easements, environmental permitting and monitoring for the gas pipeline.

The gas pipeline system consists of approximately 5.6 miles of 16" lateral pipeline from the El Paso pipe line system and includes:

  Tie-in and isolation valves to the El Paso line downstream of the hot tap.

  Pig launcher and receiver facilities at each end of the 5.6 mile lateral.

  Metering and flow control skid.

  A gas meter station.

  Coalescing filter separator.

  Pressure regulation.

  Instrumentation and controls.

EXHIBIT A - ATTACHMENT 17
GRAY WATER SCOPE OF WORK

The gray water system was initially contracted by Duke Energy North America (DENA) to Framatome for the LEF.  This contract was being administrated by DENA.  This work was partially completed at the time of the deferral including engineering and design, material procurement, and construction.  As a portion of the restart project, Fluor will complete this work.

Fluor's intention is to subcontract the engineering and design of this system to Framatome, the contractor which performed the work completed to date prior to the deferral.  An assessment of the current project status and material will be performed by Framatome prior to restarting engineering and design.  Once engineering and design work has been completed, Fluor will obtain subcontract bids for the installation of this scope of work.

The gray water system consists of a waste water treatment plant and includes:

  Sequencing Batch Reactor (SBR) based waste water treatment plant utilizing gray water from the City of Deming.

  Upgrade Headworks to deliver gray water to the SBR.

  Chlorine injection system

  Equalizing tank.

  Gray water booster station and pipeline from the City of Deming water treatment plant to the Luna Energy Facility.

  Electrical system to support the new facility at the City of Deming water treatment plant.

  Instrumentation and controls.

EXHIBIT A - ATTACHMENT 18
WELL WATER SCOPE OF WORK

The well water system was initially contracted by Duke Energy North America (DENA) to Framatome for the LEF.  This contract was being administrated by DENA.  This work was partially completed at the time of the deferral including engineering and design, material procurement, and construction.  As a portion of the restart project, Fluor will complete this work.

Fluor's intention is to subcontract the engineering and design of this system to Framatome, the contractor which performed the work completed to date prior to the deferral.  An assessment of the current project status and material will be performed by Framatome prior to restarting engineering and design.  Once engineering and design work has been completed, Fluor will obtain subcontract bids for the installation of this scope of work.

The well water system consists of a well field and includes:

  36 ground water supply wells.

  Well field gathering system and pipeline.

  Well water booster station to the Luna Energy Facility.

  Electrical system to support well field and booster station.

  Instrumentation and controls/PLCs.

  Radio link between wells and booster station and booster station and Luna Energy Facility.

EXHIBIT A - ATTACHMENT 19
RADIAL ELECTRIC TRANSMISSION LINE SCOPE OF WORK

The 345kV Transmission Line and 345kV Switchyard is partially complete; however, the scope of work below is for all the 345kV system and associated metering, relaying and controls work.  The switchyard and transmission line major equipment are listed below.

(3) 345kV High Voltage Breakers

(1) Relay Building

(1) 345kV Overhead Line strung on steel structures from the (3) on site Main Generator Step Up Transformers to a single bay at the owner's offsite breaker-and-a-half switchyard.

(1) Additional 345kV Breaker Bay at owner's offsite switchyard - all work by owner

The system includes the overhead line, take-off structures, steel poles, and associated equipment for interconnecting the three (3) main generator step-up transformers for the (2) gas turbine generators and the (1) steam turbine generator.  A single overhead collector line strung on steel poles interconnects the generators to the owner's offsite switchyard.

Metering, relaying, and controls are provided in a single relay building near the main generator step up transformer for unit 2.  The system includes all wiring, raceways, and underground ductbanks for interconnecting all the onsite and offsite equipment.  Termination of overhead lines and interconnecting cables to the owner's offsite switchyard and owner's equipment is by Owner.

EXHIBIT A - ATTACHMENT 20
POTABLE WATER SCOPE OF WORK

Contractor will complete interface to the potable water interfaces from the City of Deming.  Potable water is used primarily for plant potable water users and as an emergency backup to the gray water and well water systems.  At the time of deferral of the LEF, potable water interface design was ongoing and had not been completed.  The sketch below represents the basis of the work to be performed.  Fluor will review this design and incorporate any changes required to provide a functioning system.  Modifications from the basis below will be addressed as changes to the target price.

[Design Drawing Omitted]

EXHIBIT A - ATTACHMENT 21
TARGET PERFORMANCE CRITERIA

2.3                    Performance Conditions for Electrical Output and Heat Rate

The actual Performance Verification results shall be adjusted to the following guaranteed performance conditions for Electrical Output and Heat Rate.

2.3.1                 Site Conditions

Barometric Pressure:                                 12.52 psia

Ambient Temperature:                              94° F

Relative Humidity:                                     27%

Elevation:                                                    4,370 ft

2.3.2                 Operating Conditions

Power Factor:                                              0.85 lagging

Blowdown:                                                   0%

Gas Turbine Operating Hours:                 New and Clean Condition (Less than 200 hours of operation)

Performance fuels:                                     Per Attachment 8

Steam Turbine:                                           New and Clean Condition (Less than 200 hours of operation)

Steam Turbine Backpressure:                  2.3 HgA

Cooling Water temperature to

Generator Coolers:                                    91°F (Max.)

2.3.3.1              Each CTG shall produce the following output without the inlet air chiller in service at 4,380 feet above mean sea level and ambient conditions of 94°F (dry bulb) and 27% RH:

CTG Output:                                              124 MW

Heat Input (LHV):                                     1,232 MM BTU/hr

Exhaust Flow:                                            2,802 M lbs./hr

Exhaust Temperature:                              1,169 °F

Auxiliary Loads:                                       300 kW *

CTG output is the output at the generator terminals.

*           Typical auxiliary load without miscellaneous loads.

2.3.3.2              The HRSGs and steam turbine shall convert the gas turbine exhaust energy to produce an estimated non-guaranteed output STG output of 242,000 kW with condenser pressure of approximately 2.3 inches of mercury absolute.  The steam turbine output is based on the electrical output at the generator terminals less steam turbine auxiliary loads of 80 kW.

2.3.3.3              The Performance for Electrical Output and Heat Rate are based on operation with inlet chillers not in service and duct firing being in service. The gas turbine performance is based on guaranteed performance data supplied by the manufacturer. The HRSG performance is based on performance data supplied by the manufacturer (based on the CTG data). The steam turbine performance is based on the performance data supplied by the manufacturer (based on the CTG data and HRSG data).

FLUOR Luna Energy Facility	EXHIBIT B Work Progress Schedule																Sheet 1 of 3
Activity Description	Early Start	Early Finish	2004		2005												2006
			Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May
Project Milestones
Fluor Milestones
LNTP - Luna Energy Facility	03DEC04A		∆
FNTP - Luna Energy Facility (Contract Signed)	24FEB05*				∆Contract Finalized & Signed
Effective Start of Construction	01MAR05*				∆
Forecast Substantial Completion		01MAR06															∆
Contractual Completion Date - Float Activity	02MAR06	01MAY06															∆----------------------∆
Target Completion Date		01APR06															∆
Contractual Completion Date		01MAY06															∆
Fluor Milestones - Well Water/Gray Water
Gray Water - Composition / Final Design Basis	10MAR05				∆Assistance from Owner if required.
Gray Water - Piping Interfaces @ City of Deming	10MAR05				∆Assistance from Owner if required.
Client Milestones
Client Milestones - General
Construction Water - Available	01MAR05*				∆
Construction Power - Available	01MAR05*				∆
GE Design Complete	15MAR05*	01APR05			∆----∆
Plant O&M Staff - Available	01JUL05*				∆
Client Milestones - Well Water / Gray Water
Well Water - Operating Restrictions	21FEB05*				∆
Water - Alignment Meeting	03MAR05*				∆(Mtg Scheduled)
Hydrotest Water - Available	15MAY05*				∆
Gray Water - Power @ Grey Water Plant Available	01AUG05*				∆
Gray Water - O&M Staff Available	01AUG05*				∆
Well Water - Power Feeds Complete	01AUG05*				∆To Each Well & Booster Station
Gray Water - Available	01SEP05*				∆
Commissioning Water - Available	01SEP05*				∆
Client Milestones - Potable Water
Potable Water - Approval of Design Basis	25FEB05*				∆
Client Milestones - Electrical Interconnect
Electrical Interconnect - Alignment Meeting	03MAR05*				∆(Mtg. Scheduled)
Backfeed Power - PSNM Final Interface Data	10MAR05*				∆
Backfeed Power - Auto Gen Cntrl Scheme (If Any)	10MAR05*	10MAY05
Backfeed Power - Owner Terminations @ Switchyard	01JUL05*				∆
Backfeed Power - Available	29JUL05*				∆
Export Power Ability - Available	15NOV05*				∆
State Date 04MAR02 Finish Date 01MAY06 Data Date 30JAN05 Run Date 17FEB05 13:05			FLUOR Luna Energy Facility Project Summary Schedule (LT02) January 2005		CONTRACT EXHIBIT B										FLUOR

FLUOR Luna Energy Facility	EXHIBIT B Work Progress Schedule																Sheet 2 of 3
Activity Description	Early Start	Early Finish	2004		2005												2006
Client Milestones - Gas Pipeline			Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May
Gas Pipeline - COFA	01MAR05				∆
Gas Pipeline - Duke Skid Information identified	04MAR05				∆ All dwgs, specs, & Data Pkg.
Gas Pipeline - El Paso Interface Finalized	15MAR05				∆
Gas Pipeline - Right of Way Permits Received	01MAY05				∆IIncluding Road/Highway Crossing Permits and Environmentsal Permits
Gas Pipeline - Hot Tap Companies	01AUG05				∆22 Wks after COFA ∆
Gas Pipeline - Gas Available	24AUG05
Engineering																	§
∆-----------------------------------------------------------------------------∆
Fluor Engineering - Onsites	03JAN05A	29JUL05
Engineering - Offsites			∆-----------------------------------------------------------∆
Fluor Engineering - Offsites	17Jan05A	03Jun05
Contracts

Negotiate/Award S/C - Teton - Mech.	06DEC04A	14FEB05

          ∆----------------------------∆

                     ∆-------------------------------------∆

                      ∆------------------------------------------∆

                       ∆------------------------------------------∆

                                            ∆------------------------∆

                                           ∆ ------------∆

                                                      ∆---------------∆

Negotiate/Award S/C - MMR - E&I	06DEC04A	07MAR05
Negotiate/Award S/C - Advance - FF Tanks	08DEC04A	14MAR05
Negotiate/Award S/C - Agate - Buildings	08DEC04A	14MAR05
Issue RFQ/Award S/C - Foundations	31JAN05	11MAR05
Negotiate/Award S/C - Areva - Xfmr Dress Out	25FEB05	31MAR05
Issue RFQ/Award S/C - Inlet Chiller	01MAR05	11APR05	∆--------∆ ∆-------------------∆ ∆-----------------------------∆ ∆-----------------------------∆
Contracts - Offsites

Assessment & Engineering - Gas Pipeline	14FEB05	06MAY05
Assessment & Engineering - Well/Grey Water	18FEB05	07JUL05	∆---------------------------------------------------------∆ ∆------------∆ ∆-------------------∆ ∆--------------∆
Issue RFQ/Award S/C - 345 KV Line/Sub Constr	04MAR05	15APR05
Issue RFQ/Award S/C - Gas Pipeline Constr.	25APR05	03JUN05
Issue RFQ/Award S/C - Well/Grey Water Constr	02MAY05	10JUN05
Construction

Mobilize Site Trailers	27JAN05A	07MAR05				∆----------∆
Mobilization/Restoration	14FEB05	01APR05				∆----------------∆
Foundations	07MAR05	11JUL05				∆--------------------∆
HRSG 1 - Installation	14MAR05	30MAY05				∆-------------∆
Water Treatment - Installation	14MAR05	05SEP05				∆----------------------------------------
Above Ground Piping	14MAR05	23SEP05				∆-------------------------------------------∆
Buildings	23MAR05	07JUL05				∆-------------------------------∆
HRSG 2 - Installation	28MAR05	15JUN05				∆---------------------∆
Field Erected Tanks	29MAR05	27JUN05				∆-----------------------∆
CTG 1 - Installation	04APR05	23AUG05				∆-------------------------------------------------------∆

FLUOR Luna Energy Facility	EXHIBIT B Work Progress Schedule																Sheet 1 of 3
Activity Description	Early Start	Early Finish	2004		2005												2006
			Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May
CTG 2 - Installation	04APR05	25AUG05			∆---------------------------------------------------------∆
Steel & Misc Pipe Supports Erection	04APR05	07NOV05			∆---------------------------------------------------------------------------------∆
Electrical & Instrumentation	18APR05	09DEC05			∆---------------------------------------------------------------------------------------------∆
STG - Installation	22APR05	29NOV05			∆-------------------------------------------------------------------------------------∆
Paint & Insulation	24AUG05	10jan06			∆-----------------------------------------------------------∆
Construction - Offsites																	∆
∆
345 KV Transmission Line - Offsites Construction	02MAY05	01JUL05			∆-------------------∆ ∆--------------------∆ ∆---------------------------------∆ ∆---------------------------------------∆
Gas Pipeline - Offistes Constr./Commissioning	06JUN05	08AUG05
Water Wells - Offsites Constr./Commissioning	13JUN05	16SEP05
Grey Water - Offistes Constr./Commissioning	13JUN05	07OCT05
Startup/Commissioning
Commissioning Milestones
Commissioning	01JUL05	01MAR06			∆--------------------------------------------------------------------------------------------------------------∆
First Fire CTG 1		09DEC05			∆
First Fire CTG 2		14DEC05			∆
Forecast Substantial Completion	02MAR06	30APR06			∆------------∆
Contractual Completion Date - Float		01APR06															∆
Target Completion Date		01APR06															∆
Contractual Completion Date		01MAY06															∆

EXHIBIT C

RATE SCHEDULE

This Rate Schedule (2 pages) shall be used for reimbursable cost or time & material type work and is included as Exhibit C to the Agreement between Participants and Fluor.

 A.      Billing Rates

            For each and every straight time hour (including travel time) expended on the Project by home-office based personnel, PNM shall reimburse Fluor as follows.

            Home Office Personnel                                [ * ] times the Employee's Base Compensation

            Field Personnel                                             [ * times the Employee's Base Compensation

            General and Administrative                        [ * ]% of all Billable Amounts

B.     Terms

        1.       All billing rates are in U.S. Dollars. The make-up of the billing rates is not subject to audit.

2.       "Base Compensation" is defined as the employee's bare salary, professional engineer incentive, assignment additives (if applicable), shift differential and the cost of Time Off With Pay.

3.       Non-exempt employees in Labor Billing Codes 1 through 12 and 90 through 97 are eligible for premium overtime compensation in accordance with local regulations and Fluor policies.  Hours subject to premium overtime will be invoiced at [ * ] times the Employee's Base Compensation for Home Office Personnel and at  [ * ] times the Employee's Base Compensation for Field Personnel

4.      Covered Overhead & Indirects

                  The above billing rates include the following:

Payroll taxes and insurance                               Retirement savings programs

Group hospitalization insurance                        Light, heat, and water

Workers' Compensation premium                    Office furniture and equipment

Employer's liability insurance                           Corporate income tax

General business licenses                                 Allocation for corporate executives not  specifically assigned to the Project

Home and branch office rents

Non-project home-office rents

5.       Reimbursable Direct Expenses (Home Office)

(a)   The following office expenses shall be invoiced at a billing rate of $[ * ] per hour for each and every hour expended on the Project by all personnel under home-office payroll:

Computer hardware                                           Internet service

Computer software                                            Local/long distance telephone and telecopier services

Engineering applications

Routine printing and reproduction                 Telephone and telecopier hardware

General office supplies

            (b)   The following expenses shall be invoiced at actual or scheduled cost as required for the Project in accordance with applicable Fluor policies and guidelines:

Travel expenses                                      Car mileage

Legal expenses                                       Safety gear and equipment

Shipping and postage                            Business meals

Special supplies forms, printing,           Rent for other than home-office

reproductions, etc.                            Per diem, incentives and other living expenses away from home

6.      Reimbursable Direct Expenses (Field Staff)

 (a)   The following expenses shall be invoiced at actual or scheduled cost as required for the Project in accordance with applicable Fluor policies and guidelines:

Internet service

Local/long distance telephone and telecopier services

Engineering applications

Routine printing and reproduction

Telephone and telecopier hardware

General office supplies

            (b)   The following expenses shall be invoiced at actual or scheduled cost as required for the Project in accordance with applicable Fluor policies and guidelines:

Travel expenses                                      Car mileage

Legal expenses                                       Safety gear and equipment

Shipping and postage                            Business meals

Special supplies forms, printing,           Rent for other than home-office

      reproductions, etc.                            Per diem, incentives and other living expenses away from home

                Computers, printers, software

7.      All third party provided equipment, materials and services required for the Project, shall be reimbursed at invoiced cost to Fluor.

8.      Other than corporate income tax and payroll taxes, PNM shall reimburse Fluor for all taxes and tariffs.

EXHIBIT D

FORM OF CHANGE ORDER

CHANGE ORDER NO.                                                                                  Date

In accordance with Article 5 of that certain Engineering, Procurement and Construction Agreement, dated _____________ (the "Agreement"), between _____________________ ("Contractor") and PNMR Development and Management Corporation, Phelps Dodge Energy Services, LLC, and Tucson Electric Power Company (collectively "Owner"), Contractor and Owner agree as follows:

Description of Change:

Original Contract Sum                          $

Previous Change Orders                      $

Amount of this Change Order             $

New Contract Sum                                 $

This Change Order will modify the Substantial Completion date as follows:

                        Increase                       Decrease                      No Effect  _________Calendar Days

Capitalized terms used and not defined herein shall have the meaning set forth in the Agreement.  Except as modified hereby, the Agreement shall remain in full force and effect and unmodified.

ACCEPTED BY CONTRACTOR	ACCEPTED BY PNMR DEVELOPMENT AND MANAGEMENT CORPORATION
By:	By:
Printed name:	Printed name:
Its:	Its:

EXHIBIT E-1

FORM OF PARTIAL LIEN WAIVERS AND RELEASE

In accordance with Article 4 "Compensation" of that certain Engineering, Procurement and Construction Agreement, dated _____________ ("Agreement"), between _____________________ ("Contractor") and PNMR Development and Management Corporation, Phelps Dodge Energy Services, LLC, and Tucson Electric Power Company (collectively "Owner"), and for and in consideration of the payments made to Contractor by Owner for the Services, materials and equipment on and related to the appurtenances located at and the premises known as:

[INSERT LEGAL DESCRIPTION]

(the "Facility"), Contractor hereby certifies as follows:

1.                  Upon receipt of the sum of $_______________, Contractor will have received payment in full for all deliveries of materials and equipment to and/or for all Work performed in connection with the Facility through the ___ day of ____________________ ("Effective Date") and, except for receipt of said payment and as an inducement to Owner to make same, the Contractor hereby affirms that there are no outstanding claims by the Contractor or any of the Contractor's Subcontractors, or materialmen for unpaid billings for Work, materials and equipment in connection with the Work and the Facility.

2.                  Contractor does hereby, waive, release, and quit claim in favor of Owner, each and every party acquiring title to and/or making a loan on the Facility, and any and all of their successors and assignees, all rights that presently exist or hereafter may accrue to the Contractor to assert a lien upon the land, improvements, labor, Work, and materials and equipment comprising the Facility or relating to the Facility furnished through the Effective Date to the extent of the payment received from Owner.

3.                  Contractor has not assigned any claim against Owner or the Facility, nor any lien or right to perfect a lien against Owner or the Facility, and the Contractor has the right, power, and authority to execute this Partial Release.

4.                  Contractor warrants that all laborers and Subcontractors employed by it, all suppliers or materialmen from which it has acquired materials and equipment incorporated into Facility, and any lien or bond claimant relating to the Contractor's work have been paid in full and that none of such laborers, Subcontractors, suppliers, materialmen, or claimant has any claim, demand, or lien against Owner or the Facility through the Effective Date, to the extent such amounts are due and except for amounts for which Contractor has a bona fide dispute. Contractor further warrants that all applicable taxes, fees, and benefits relating directly or indirectly to the Contractor's work have been paid in full, to the extent such amounts are due and except for amounts for which Contractor has a bona fide dispute.

5.                  No security interest has been given or executed by Contractor for or in connection with any materials, equipment, appliances, machinery, fixtures, or furnishings placed upon or installed on the Facility.

6.                  This Partial Release shall be an independent covenant and shall operate and be effective with respect to Work performed and/or materials and equipment furnished, and under any supplemental contract or contracts, whether oral or written, for extra or additional work on the Facility through the Effective Date. This Partial Release is subject to all of the terms and conditions of the Agreement, including those that relate to limitations and releases from liability.

Capitalized terms used and not defined herein shall have the meaning set forth in the Agreement.

IN WITNESS WHEREOF, this Partial Release has been executed on this ____ day of _____________________.

                                                                                    [CONTRACTOR]

                                                                                    By:

                                                                                    Printed Name:

                                                                                    Its:

WITNESS:

STATE OF                                         )

                                                            ) ss.

COUNTY OF                                     )

Subscribed, sworn to, and acknowledged before me this ___ day of ___________________ by __________________, as ________________________ of ____________________________.                  (Name)                                   (Position)                                     (CONTRACTOR)

                                                                                    Notary Public

My Commission Expires:

EXHIBIT E-2

FORM OF FINAL LIEN WAIVER AND RELEASE

In accordance with Article 4 "Compensation" of that certain Engineering, Procurement and Construction Agreement, dated _____________ ("Agreement"), between _______________ ("Contractor") and PNMR Development and Management Corporation, Phelps Dodge Energy Services, LLC, and Tucson Electric Power Company (collectively "Owner"), and for and in consideration of the payments made to Contractor by Owner for the Work, materials and equipment on and related to the appurtenances located at and the premises known as:

[INSERT LEGAL DESCRIPTION]

(the "Facility"), Contractor hereby certifies as follows:

1.      Contractor has received final payment in full for all deliveries of materials and equipment to and/or for all Work performed in connection with the Facility and Contractor hereby affirms that there are no outstanding claims by the Contractor or any of the Contractor's Subcontractors, or materialmen against Owner in connection with the Facility.

2.                  Contractor does hereby waive, release, and quit claim in favor of Owner, each and every party acquiring title to and/or making a loan on the Facility, and any and all of their successors and assignees, all rights that presently exist or hereafter may accrue to the Contractor to assert a lien upon the land, improvements, labor, Work, and materials and equipment comprising the Facility or relating to the Work and the Facility.

3.                  Contractor has not assigned any claim against Owner or the Facility, nor any lien or right to perfect a lien against Owner or the Facility, and Contractor has the right, power, and authority to execute this Final Release.

4.                  Contractor warrants that all laborers, and Subcontractors employed by it, all suppliers or materialmen from which it has acquired materials and equipment incorporated into the Facility, and any lien or bond claimant relating to the Contractor's work have been paid in full and that none of such laborers, Subcontractors, suppliers, materialmen, or claimant has any claim, demand, or lien against Owner or the Facility.  The Contractor further warrants that all applicable taxes, fees, and benefits relating directly or indirectly to the Contractor's work have been paid in full.

5.                  No security interest has been given or executed by the Contractor for or in connection with any materials and equipment, appliances, machinery, fixtures, or furnishings placed upon or installed on the Facility.

6.                  This Final Release shall be an independent covenant and shall operate and be effective with respect to Work performed and/or materials and equipment furnished, and under any supplemental contract or contracts, whether oral or written, for extra or additional work on the Facility.  This Final Release shall survive final completion of and final payment for the Facility. This Final Release is subject to all of the terms and conditions of the Agreement, including those that relate to limitations and releases from liability.

Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

IN WITNESS WHEREOF, this Final Release has been executed on this ____ day of _________________________.

                                                                                    [CONTRACTOR]

                                                                                    By:

                                                                                    Printed Name:

                                                                                    Its:

WITNESS:

STATE OF                                         )

                                                            ) ss.

COUNTY OF                                     )

Subscribed, sworn to, and acknowledged before me this ___ day of ___________________ by __________________, as ________________________ of ____________________________.                  (Name)                                   (Position)                                     (CONTRACTOR)

                                                                                    Notary Public

My Commission Expires:

EXHIBIT F-1

FORM OF SUBSTANTIAL COMPLETION CERTIFICATE

[Contractor], a _________________ ("Contractor"), in accordance with Article 10.1 "Substantial Completion" of that certain Engineering, Procurement and Construction Agreement dated _____________________ ("Agreement"), between Contractor and PNMR Development and Management Corporation, Phelps Dodge Energy Services, LLC, and Tucson Electric Power Company does hereby certify that:

1.         Substantial Completion has been achieved in accordance with the terms of the Agreement, such that the following have occurred: [specify key elements of Substantial Completion of the Work]

Capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Agreement.

IN WITNESS WHEREOF, Contractor has caused this Certificate of Substantial Completion to be duly executed and delivered this ____ day of ____________________.

                                                                                    [CONTRACTOR]

                                                                                    By:

                                                                                    Printed Name:

                                                                                    Its:

WITNESS:

STATE OF                                         )

                                                            ) ss.

COUNTY OF                                     )

Subscribed, sworn to, and acknowledged before me this ___ day of ___________________ by __________________, as ________________________ of ____________________________.                  (Name)                                   (Position)                                     (CONTRACTOR)

                                                                                    Notary Public

My Commission Expires:

EXHIBIT F-2

FORM OF FINAL COMPLETION CERTIFICATE

 [Contractor], a _________________ ("Contractor"), in accordance with Article 10.3 "Final Completion" of that certain Engineering, Procurement and Construction Agreement dated ________________________ ("Agreement"), between Contractor and Owner, does hereby certify that:

1.         All Work, excepting the warranty obligations, is finally and completely performed in accordance with the terms of the Agreement, including without limitation:

2.                  Substantial Completion has been achieved;

3.                  All Punch List Work has been completed;

4.                  Owner has received a Final Release of Liens in the form of Exhibit E, Schedule E-2, to the Agreement, from Contractor and all Subcontractors;

5.                  Contractor has transferred to Owner all final documentation, records, specifications, procedures, as-built drawings, and test reports required by the Agreement to be delivered to Owner;

6.                  All Contractor's and Subcontractors' personnel, supplies, waste, materials, rubbish and temporary facilities have been removed from the Site; and

7.                  All Subcontractors have been finally paid.

Capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Agreement.

IN WITNESS WHEREOF, Contractor has caused this Certificate of Final Completion to be duly executed and delivered this ____ day of _____________________.

                                                                                    [CONTRACTOR]

                                                                                    By:

                                                                                    Printed Name:

                                                                                    Its:

WITNESS:

STATE OF                                         )

                                                            ) ss.

COUNTY OF                                     )

Subscribed, sworn to, and acknowledged before me this ___ day of ___________________ by __________________, as ________________________ of ____________________________.                  (Name)                                   (Position)                                     (CONTRACTOR)

                                                                                    Notary Public

My Commission Expires:

EXHIBIT G

TARGET PERFORMANCE CRITERIA

2.3                    Performance Conditions for Electrical Output and Heat Rate

The actual Performance Verification results shall be adjusted to the following performance conditions for Electrical Output and Heat Rate.

2.3.1                 Site Conditions

Barometric Pressure:                                   12.52 psia

Ambient Temperature:                                  94 ° F

Relative Humidity:                                        27%

Elevation:                                                    4,370 ft

2.3.2                 Operating Conditions

Power Factor:                                              0.85 lagging

Blowdown:                                                   0%

Gas Turbine Operating Hours:                       New and Clean Condition (Less than 200 hours of operation)

Performance fuels:                                       Per Attachment 8

Steam Turbine:                                            New and Clean Condition (Less than 200 hours of operation)

Steam Turbine Backpressure:                       2.3 HgA

Cooling Water temperature to

Generator Coolers:                                       91 °F (Max.)

2.3.3.1              Each CTG shall produce the following output without the inlet air chiller in service at 4,380 feet above mean sea level and ambient conditions of 94 °F (dry bulb) and 27% RH:

CTG Output:                                                124 MW

Heat Input (LHV):                                         1,232 MM BTU/hr

Exhaust Flow:                                             2,802 M lbs./hr

Exhaust Temperature:                                  1,169 °F

Auxiliary Loads:                                           300 kW *

CTG output is the output at the generator terminals.

*           Typical auxiliary load without miscellaneous loads.

2.3.3.2              The HRSGs and steam turbine shall convert the gas turbine exhaust energy to produce an estimated non-guaranteed output STG output of 242,000 kW with condenser pressure of approximately 2.3 inches of mercury absolute.  The steam turbine output is based on the electrical output at the generator terminals less steam turbine auxiliary loads of 80 kW.

2.3.3.3              The Performance for Electrical Output and Heat Rate are based on operation with inlet chillers not in service and duct firing being in service. The gas turbine performance is based on guaranteed performance data supplied by the manufacturer. The HRSG performance is based on performance data supplied by the manufacturer (based on the CTG data). The steam turbine performance is based on the performance data supplied by the manufacturer (based on the CTG data and HRSG data).

EXHIBIT G, ATTACHMENT 1

Duke Energy North America                                                                            Calculation No: 709200-0-CA-4-00-000-01
DENA 2003 Energy Facilities                                                                                                                                   Page 3 of 5
4/18/2002

DUKE/FLUOR DANIEL Heat and Material Balance Deming Energy Facility
GE PG7241(FA)Natural Gas Fuel	Average Summer Maximum/Chiller-OFF/Duct Burner-ON				Contract: 06709200 Revision: 3 Date: 04-Apr-02 By: S. Birkmire Chk: T.Sutikmo Appvd: P. Dune
Ambient: 94 °F (Note 8) 27% RH	Chilled Air Temperature HRSG Duct Burner Firing to Net Power Output (Notes 1,2) Number of Gas Turbine Operating: Estimate Net Plant Heat Rate:	OFF 1442 °F 475 MW 2 x 100% 6626 BTU (LHV)/kWh
Stream No.	Description	Flow kpph	Temp. °F	Pressure PSIA	Enthalpy Btu/bm	REMARKS

G1	Gas Turbine Inlet (each)	2,742	94	12.5	-----
G2	Gas Turbine Exhaust (each)	2,802	1159	12.9	-----
G3	HRSG Stack Exit (each)	2,819	171	12.5	----
F1	Plant Fuel Gas Consumption (Total)	153.45	80	465.0	----	Note 4
F2	Natural Gas Fuel to Gas Turbine (each)	60.05	80	465.0	----	Note 4
F3	Natural Gas Fuel to HRSG Duct Burner (each)	16.68	80	----	----
S1	HRSG HP Superheater Exit (each)	639.2	1025	1448.2	1506.7
S2	STG HP Steam Inlet	1,278.3	1022	1422.2	1505.7
S3	Cold Reheat Steam from Steam Turbine	1,257.4	721	467.4	1370.9
S4	Hot Reheat and IP Steam to Steam Turbine	1,321.3	1013	416.2	1530.0
S5	LP Steam to Steam Turbine	8.4	614	69.0	1338.6
S6	Steam Turbine Exhaust	1,342.7	104	1.1	1027.6
S7	Vented Steam from Continuous Blowdown	1.7	208	13.55	1149.0
W1	Hotwell Exit	1,363.4	104	1.1	71.5
W2	Make-up Water to Condenser	20.7	59	20.0	27.1	Note 7
W3	Feedwater Preheater Supply (each HRSG)	713.3	105	250.0	73.4	Note 5
W4	Feedwater Preheater Section (each HRSG)	1,023.1	150	155.0	118.3	Note 5
W5	Feedwater Preheater Recirculated (each HRSG)	309.8	254	165.0	222.6	Note 5
W6	Feedwater Preheater Exit to LPB (each HRSG)	713.3	257	109.0	226.0	Note 5
W7	HP Feedwater Pump Inlet (total per HRSG)	653.3	302	109.0	272.0
W8	HP Feedwater Pump Inlet (total per HRSG)	55.8	302	109.0	271.8
W9	Water Supply to Fuel Heater (each HRSG)	31.9	425	575.0	402.9
W10	Water Return from Fuel Gas Heater (each HRSG)	31.9	125	255.0	93.6
W11	HP Drum Continuous Blowdown (each HRSG)	5.9	595	1524.9	615.1
W12	HP Drum Continuous Blowdown (each HRSG)	6.1	459	460.7	440.3	includes HP & IP BD's
W13	HP Steam Desuperheating Water (each HRSG)	50.3	308.1	2100.0	280.9
W14	HP Steam Desuperheating Water (each HRSG)	8.3	308.1	780.0	280.9
W15	Circulating Water to Condenser	73,250	79.5	40.0	47.7
W16	Auxilliary Cooling Water to Aux. Cooling Heat Exhchangers	5,500	79.5	40.0	47.7
W17	Cooling Water to Chiller	0	----	----	----	Note 6
W18	Circulating Water to Cooling Tower (Condenser and Aux.)	78,750	97.1	20.0	65.1
W19	DELETED
W20	DELETED
W21	Blowdown Water from Cont. Blowdown Drum (Each)	4.4	204	12.5	172.1

Gas Turbine Power Output (each)	124,600 kW
Steam Turbine Power Output (Note 3)	242,109 kW
Gross Power Output	491,309 kW

 Notes:

            1.  GTG data from GE was used in cycle calculations using GT-Master.

            2.  Non-Guaranteed Net Output calculated with GT-Masters.

            3.  STG data from GTMaster cycle run.

            4.  Fuel gas supply pressure at 500 pslg.

            5.  Approximate pressures upstream (W3) or down stream (W4, W5, W6) of a control valve not shown on PFD.

            6.  Flow rate shown is the maximum rate when chiller is operating with a dedicated tower.

            7.  Make-up rate includes blowdown plus a loss equal to 0.7% of the HP steam flow rate.

            8.  Ambient conditions correspond to the Guaranteed case, howeer, all values shown on subject Heat & Mass Balance sheet are not guaranteed.  All guaranteed values are referenced in the EPC Contract.

EXHIBIT H
LIST OF PROPOSED SUBCONTRACTS AND SUBCONTRACTORS

Major Subcontracts

 Mechanical Installation Work

Teton Industrial

 Electrical & Instrumentation (Incl. Temp. Power)

MMR Group

Gas Pipeline Construction

            Sheehan Construction

            The Industrial Company

            Teton Industrial

            Watkins Construction

            Ferguson Construction

            Pumpco, Inc.

            Arizona Pipeline

            ARB

Water Wells/Gray Water (Construction)

            The Industrial Company

            Teton Industrial

            B&H Maintenance & Construction

            James Hamilton

Minor Subcontracts

 Turbine Inlet Chiller Installation

The Stellar Group

Teton Industrial

Cooling Towers

GEA Power Cooling Systems Inc.

 Site Survey Work

Sun Mountain America

Civil (Foundations, Sanitary Sewer)

Granite Construction

James Hamilton

D&G Construction

Site Security Services

Pro-Force

Field Erected Tanks

             Advance Tank

 Fire Detection

American Fire Technologies

VFP Fire Systems

Automatic Protection Systems

Western States

Valley Fire Protection

Grinnell Fire Protection

S&S Sprinkler Company

 Fire Protection

              American Fire Technologies

Automatic Protection Systems

               VFP Fire Systems

            Western States

            Valley Fire Protection

            Grinnell Fire Protection

S&S Sprinkler Company

Insulation

LandCoast Insulation

Tecon Services

Performance Contracting, Inc

Basic Industries

Insulations Inc.

API Construction

The Industrial Company

Heat Trace

Thermon Heat Tracing

Tracer Construction

Newtron International

The Industrial Company

Painting/Acid Coating

Riley Industrial Services

Insulations, Inc.

MPCA, Inc

F.D. Thomas

Kenny Manta Industrial Services

Murphy Industrial Coatings

Buildings

            Agate Construction Co.

Gas Pipeline (Engineering Only)

            Trigon EPC

Water Wells/Gray Water (Engineering Only)

            Framatome-Areva ANP

345 kV Line/Transmission Line

            MMR Group

            Dashiell Corp.

            Beta Engineering

            Entergy Operations Service

            Great Southwest

            Pole Line Constructors

EXHIBIT I

PERMITS

1.0                   Owner is responsible for providing the following permits and approvals.

Category
PERMIT
Air	Prevention of Significant Deterioration (PSD),
Title IV Acid Rain Permit
Title V Operating Permit
FAA Stack Height Approval
Water Supply	Well Drilling Permits
Approval for use of reclaimed water
SWPPP General Storm Water Permit For Construction (Pipelines and Plant)
SWPPP General Storm Water Permit For Operations.
Waste Water	Permit for Ground water Monitoring Well Installation at Evap. Pond.
Disturbance of Natural Resources	State Dam Construction Permit
USACE Section 404 Permit (Discharge of Dredged or fill materials into US Waters) Pipelines and Plant
Hazardous Waste Generator Registration	Notification of Regulated Waste Activity

Environmental Certification	Environmental Assessment (EA)/Finding of No Significant Impact (FONSI) (Pipelines)
Site Assessment	Phase I Environmental Site Assessment
Threatened & Endangered Species
Archaeological & Historical Review

Industry Approvals	Occupancy Permit
Site Location Permit
Transmission	System Impact Study
Power Flow Study
Short Circuit Study
Transient Stability Study
Interconnect Agreement
Transmission Service Agreement
Substation Design & Construction
Network Upgrade Agreement
Construction	Fence Permit

2.0     The Contractor is responsible for the following Permits or Approvals

CATEGORY	PERMIT
Environmental Compliance Plan	Spill Prevention, Control and Countermeasure Plan (SCCP)
Emergency Planning & Community Right to Know
Hazardous Materials Management Plan
CEMS Monitoring Plan & Test Notification
CEMS Testing & Report
CEMS RATA
Water Supply	Drinking Water/Public Water Supply Permit
Waste Water	On-site Sanitary Disposal System (Septic System) Permit
Oil, Toxics & Other Hazardous Materials	Aboveground Storage Tank (AST) Permit/ Notification (for petroleum storage)
Construction Gen.

Building Permit

Mechanical and Electrical Permit
Driveway Permit (completed)
Fire Protection Permit
State Boiler & Pressure Vessel Certification
Site Assessment - gas line	Phase I Environmental Site Assessment
Threatened & Endangered Species
Archaeological & Historical Review

EXHIBIT J

OWNER'S DRUG AND ALCOHOL POLICY

DRUG and ALCOHOL POLICY 404

POLICY CONSULTANT	POLICY CATEGORY
Manager, Loss Control and Industrial Hygiene	Safety, Health and Security
INCEPTION DATE	REVIEW / REVISION DATE	EFFECTIVE DATE
July 1993	April 2003	January 2, 2003

 DESCRIPTION/BACKGROUND

The objective of this policy is to provide a safe, healthful and efficient workplace for employees, business associates, and the general public.  This objective additionally enhances compliance with federal and state regulatory entities and the Drug Free Workplace Act of 1998.  To accomplish this, Company management will utilize reasonable measures, including drug and alcohol testing, to maintain a work environment that is free from the adverse effects of drug and alcohol use.  Violations of this policy will result in disciplinary action up to and including termination.

It is the policy of the Company to provide a work environment that is free from the use, consumption, possession, sale or distribution of illegal drugs or alcohol and from the misuse of legal drugs on the Company's premises, including vehicles used on Company business.  Accordingly, the Company requires that employees and contractors alike will be subject to testing to determine the presence of illegal drugs, alcohol or inappropriately used legal drugs while performing Company business.  Consumption of alcohol during employee breaks or lunch is strictly prohibited.  Employees must be fit for duty and not be under the influence of alcohol or controlled substances (without a valid prescription for the controlled substances) when employees present for Company duty and at all times while at work or on duty or when on Company premises.
This policy covers the following employees:
 DOT-RSPA (Pipeline) covered employees
 DOT-FMCSA (CDL) drivers
 All non-DOT Company employees

COMMUNICATION

Minor policy changes will be communicated via company-wide e-mail.  Significant changes will be communicated by direct training of employees by the PNM Drug & Alcohol Program Administration or employee management as well as a company-wide e-mail.  When employees are trained, a receipt of training will be obtained and kept on file at PNM's Document Control Center in PC-DOCS.

COMPLIANCE

This policy and compliance plan serve as a DOT anti-drug plan as well as an alcohol misuse prevention plan and generally sets forth the requirements of 49 CFR Parts 199, Part 382 and Part 40.  This policy does not contain every regulatory detail, therefore, if there is any question, conflict or discrepancy in the policy and DOT regulations as codified at 49 CFR Part 40, Part 382 and Part 199, the DOT regulations will prevail.

DEFINITIONS

Company - PNM Resources, Inc. or any of its affiliates.

Additional definitions are located in the linked plan document.

APPROVAL/RESPONSIBILITY

The Drug and Alcohol Program Administrator will be responsible for revisions that are DOT compliant and meet the needs of the Company as well as communication of policy changes to employees.  Senior Management will have approval responsibility.

REFERENCES

DOT Compliance Plan
404-I Drug and Alcohol (IBEW Version)

Drug & Alcohol Program Administrative Forms:
PNM Random Testing Notification Form
Acknowledgement of Receipt of Policy 404
Acknowledgement of Receipt of Policy 404 and Supervisor Training

EXHIBIT K
Procedure for Assessment of Existing Work

Introduction

The purpose of this effort is to develop an assessment equipment plan for the Luna Energy Facility.  A budget of $[ * } is allocated for this effort.  The intent of this assessment plan is to review the status of high priority equipment items via both onsite and home office review.  A detailed inventory will not be performed with this assessment plan except where specifically listed below.

Background

Duke Energy North America (DENA) began construction of the current Luna Energy Facility over two years ago.  The DENA project, known as the Deming Energy Facility, construction was approximately 50% complete when it was suspended in the fourth quarter of 2003.  The equipment at the site was laid up under a detailed preservation plan.  During the deferral period, a maintenance/preservation contractor has been functional onsite.

The Chuck Lenzie Generating Station (formerly Moapa) is of similar construction to that of the Luna Energy Facility.  The Moapa project was put into deferral at the same time as Luna at approximately the same percent complete.  The same equipment lay-up/preservation plans were implemented at both the Deming and Moapa sites.  A detailed field assessment was performed at Moapa in December 2004.  As the climatic conditions in Apex, Nevada are similar to those of Deming, New Mexico it is expected that the state of equipment discovered at Deming would be similar to those discovered during the detailed review of those in Moapa.

General

Several tasks will be performed by all disciplines involved in assessment inspections in the field.  The maintenance/preservation records will be reviewed to note any significant issues.  If any anomalies are noted, a more detailed inspection will be performed.  A general inventory assessment will be performed on expensive and/or long lead items.  On several equipment items, no assessment work will be performed; however, the intent is to optimize/accelerate the schedule for installation of the equipment to allow for early testing.  Early testing allows for additional schedule should any deficiencies surface.

One activity planned for the equipment assessment is a detailed review of the purchase orders to determine if any items are outstanding or if portions of the order had been cancelled.

Civil/Structural/Architectural (CSA)

Civil/Structural/Architectural work is substantially complete in the field.  It was determined that the most cost effective assessment in  CSA is to perform a field walk down and develop a punchlist of items remaining to be completed.  Specifically, determine the following:

  Status of existing construction for civil, foundations and structural steel.  Perform visual inspection of material installed to date.  (Completed week of 1/10/05)
  Determine what structural steel that has not been installed and verify what if any, still needs to be purchased. (Completed week of 1/10/05)
  Status of building construction to assist in obtaining a contractor to perform remaining construction. (Completed week of 1/10/05)
  Provide assistance as required in reestablishing the sub-contact packages and resuming construction.

In addition to the above items, the evaporation ponds have been noted to have accumulated weed growth and wind driven sands.  These items will need to be address prior to introduction of water to the ponds.

Piping

The Moapa piping field assessment showed the most significant issue was that several identification markings on fabricated spool pieces could no longer be read.   Based on the lack of findings, the Luna piping assessment will be limited to a primarily home office effort to verify the issue, purchase and delivery of all isometrics to the field.

The engineered supports (spring cans/hangers) present potential problems to the project.  Theses items can degrade over time.  Additionally, these items have a long lead time if replacement is required.    Therefore, the assessment plan includes an on-site evaluation of all spring cans by Lisega, the original supplier of these items.

Mechanical

General Electric (GE) (Gas Turbine Generator (GTGs)/Steam Turbine Generator (STG)) - Based on past projects with GE turbines in storage,  the assessment effort required for these equipment items is a combination of home office and field assessment.  For a detailed check list refer to the attached Equipment Inspection Survey Report document provided by GE.

In addition to the field assessment, it has been Fluor's experience that changes in GE's product line requires additional engineering review that has the potential to impact equipment external to the turbines.  Fluor recommends that the following items be reviewed:

An implementation plan for GE Technical Information Letters (TILs) and Engineering Change Notices (ECN's) will need to be developed when these are identified.  These will need to be addressed early in the schedule to determine their effect on the engineering or construction schedules or documents. The field and home office engineering should work these together.

  Fluor would request that GE confirms all drawings that normally get issued late in their schedule (e.g., electrical connection drawings, cable schedules, heat entrainment drawings etc.) have been released in final form. Sometimes GE will issue preliminary drawings to make their initial commitment dates. Some of these late issue drawings may have been released after the project was shut down. Therefore, the assessment plan should include working with GE to develop a current list of all drawings  with their current revision number.  This list will be checked against Fluor's Technical Drawing Database for the Deming project to ensure that all up-to-date drawings are being used on the project.
  If a Power System Study (PSS) and Tuning is included in GE's scope of work with the restart contract, Fluor will need to support it. GE will need to provide us with a list of information they need to complete the PSS.
  GE recently made changes to their Fuel Gas pressure regulation requirements which based on Fluor's experience has been incorporated into restarted projects. Over the last 2 years GE introduced a requirement for fuel gas pressure regulation that reads as follows:             "GE Limit: The Steady state gas supply pressure regulation at any operating point within the gas turbine capability shall remain within 1% pressure at a rate not to exceed 0.25%/second over the range of minimum required pressure to maximum required pressure." This equates to about 1 psi/sec. The wording in the present GE fuel gas schematic allowed a 1%/second or 5% step. We will need to verify if GE will apply this new requirement to the Luna project which will also require an updated fuel gas schematic drawing.  Need to know early to assess impact to engineering and construction.
  We will need to verify the existing fuel gas specification is valid or if not update it.  This needs to be reviewed against the GE fuel specification.
  Fluor's preference is to have home office engineering support the GE engineering effort.  As a result Fluor will need GE home office support.  GE typically drops this responsibility on the site TA who typically will be too busy supporting the site to be able to answer and support anything coming from the Fluor home office.
  The fuel gas pressure ranges (450 psig normal, 408 minimum, 475 maximum) need to be verified and adjustments made with GE based on the Gas Pipeline work.
  GE recently has classified Generators (electrical area classification). The current drawings Fluor has in house (fire protection Order Definition Meeting (ODM) forms) show  the Generator is not classified.  We need the GE area classification drawings GE will use going forward on the project restart to confirm there is no impact to design or construction.

  GE's Closed Cooling water system ODMs form, tab 16,  shows no freeze protection (cooling fluid is 100% water) which is good for ambient temperatures > 32 °F.  The current design basis for the facility is lower than 32 °F using a water/ethylene glycol mixture for freeze protection.  We need to verify GE's systems will function properly with the water/ethylene glycol mixture.
  We will need to determine if new batteries are required.  Electrical currently has plans to verify this.
  We will need to determine if the gas turbine inlet air inlet filter elements need replacement.  These items do have a shelf life.
  Fluor requests that GE provide a list of items that they may need to complete (e.g. any of their drawings i.e. lagging design, seismic loads, exhaust ducting volumes for purge times, condensate system sizing, steam P&IDs etc.)
  Fluor and the client will need access to the O/M manuals on the GE website.  GE needs to provide access/instruction to the on-line manuals.
  Access to PNET needs to be made available.
  We need to determine if the customer applique on drawings are to be modified. If so, we need to provide that information to GE immediately.   This may require a complete re-issue.
  A pre-installation meeting will be required by GE and needs to be scheduled.
  If a sub-synchronous resonance study (SSR) is required, GE will need to provide torsional data.
  Several items to review in regard to controls/interfacing:
    Normally at the Controls Finalization Meeting (CFM), the electrical one-lines, MCC and controls architecture drawings and documents are reviewed to make sure that we are all in agreement. This meeting is also used to do any final mark-ups of those drawings.  Following the CFM, these drawings should normally not be marked up again.
    GE to confirm if any Software upgrades are required in particular for System One vs. DM2000.
    Mark VI Toolbox software upgrades. This is normally done by the TA during commissioning. This may want to be discussed at some time at the CFM.

    GE to confirm if Onsite Monitoring (OSM) is included.
    The 4108 drawing or Controls Architecture drawing may need to be updated.
    GE to verify control system interface: OPC vs. modbus/ethernet.
    Due to the storage period some of the equipment may have become obsolete.  We should plan to review GE's software/hardware support plans as there may be some auxiliaries or ancillaries that may become obsolete in a few years. This would be the time to change them.

BFW pumps Plan is to contact KSB to perform an onsite assessment.

Circulating water pumps - The pumps are manufactured by Johnston Pump Company and have been installed in the cooling tower pump pit basin.  A visual inspection of these pumps will be performed, specifically the wetted portion below the deck.

Cooling Tower - The cooling tower is a wooden construction.  As the tower is currently dry, we would like to visually inspect the tower structure for wood deterioration.

HRSG -Both HRSGs where partial completed prior to the deferral.  The following items are planned for the HRSG assessment:

  Walk down of each HRSG with CMI-EPTI (formerly Aalborg) to perform an internal inspection, an external visual inspection, and to note any deficiencies or engineering action items.
  Redline a set of HRSG P&IDs.
  Meeting with New Mexico ASME AI on site to discuss the paperwork and name plating changes.
  Review open issues between HRSG and equipment to be purchased.  SCR catalyst is known as one item required for purchase at this time.
  Review current status of HRSG "P" forms

Water Treatment (onsite) - Fluor has asked Aquatech to provide a recommended assessment plan.

Chiller - Fluor has requested an assessment plan from the supplier.

Electrical

The purchase orders and subcontracts for electrical equipment and materials released for the Deming project were reviewed.  Based on each purchase order and subcontract, a priority has been given to each for immediate assessment.  The more expensive and/or long lead items received the highest priority.  Lowest priority was given to the standard bulk materials that typically can be replaced from vendor's and distributor's inventory.  It is intended for this assessment, that only priority "1" equipment and materials be assessed immediately.  The list of POs and Subcontracts with assigned priorities are as listed below:

PO No.	Equipment	Qty	Priority
2-6001PO	Main Step Up Transformers - Alstom, USA Inc	3	1 See Item D Below
2-6002PO	Generator High Current Circuit Breakers - ABB T&D Co.	2	2
2-6003PO	Temporary Power Material - GE Supply Co.	Lot	5
2-6004PO	Auxiliary Transformers - ABB T&D Co.	7	1 See Item C Below
2-6005PO	Power Distribution Centers w/ Switchgear, Motor Control Centers, Batteries, Chargers, UPS Systems, Panelboards - Powell Electrical Mfg. Co.	Lot	1 See Item B & C Below
2-6006PO	Isolated Phase Bus Systems - GE Canada	Lot	2
2-6007PO	Standby Diesel Generator - Rust Power Division	1	3
2-6008PO	(open)	n/a	n/a
2-6009PO	Panelboards, Power & Lighting - GE Supply Co.	Lot	5
K016	E&I Installation including furnish of cable and electrical bulks - MMR Group Inc.	Lot	1 See Item A Below
K020	Electric Heat Trace - Insulation - not released	Lot	5
K028	Electrical Main Transformer Dress Out	Lot	1 See Item D Below
K031	Electrical 345KV Transmission Line / Substation - not released	Lot	3
K034	Electrical Testing - Encompass Electrical Testing Services, Inc.	Lot	2
	Batteries & Chargers - GE Furnished w/ CTG Package	Lot	1 See Item B Below

The following items have been identified as high priority items recommended for early assessment:

  High-Potential Tests on MV cable.
  Test / Check out DC battery systems (BOP and GE/GTG systems)
  Oil sample Analysis for all oil immersed transformers
  Complete dress-out and testing of the GSUs early in the construction schedule.  While this work that needs to be completed for the facility as opposed to assessment work, however a meaningful assessment cannot be made without the transformers completed.  If any deficiencies are discovered the additional schedule would allow for corrections to be made with less of an impact.

Controls:

Control Systems reviewed the purchase orders (POs) prepared for the Deming project.    Following the PO review, Controls assigned a priority level to each order.  The more expensive and/or long lead items received the highest priority.  Lowest priority was given to standard off the shelf items that typically can be replaced from vendor inventory.    For the assessment, Fluor recommends that only priority #1 items be reviewed  The list of POs and their assigned priorities is as follows:

PO No.	Instrument	Qty	Priority
2-7001PO	DISTRIBUTED CONTROL SYSTEM	1	1
2-7002PO	MOV'S GATE VALVES	2	1
2-7003PO	MOV'S BUTTERFLY VALVES	3	1
2-7004PO	STEAM CONDITIONING VALVES	6	1
2-7023PO	CONTINUOUS EMISSION MONITORING SYSTEM	1	1
2-7024PO	STEAM SAMPLE SYSTEM	1	1
2-7025PO	DATA ACQUISITION & HANDLING SYSTEM	1	1
2-7006PO	ON/OFF VALVES	42	2
2-7007PO	CONTROL VALVES	27	2
2-7008PO	AUTO RECIRCULATION VALVES	5	2
2-7012PO	RELIEF VALVES	47	2
2-7015PO	ON/OFF LINED BUTTERFLY VALVES (DELTA)	1	2
2-7009PO	LEVEL GAUGES	5	3

PO No.	Instrument	Qty	Priority

2-7010PO	LEVEL SWITCHES	6	3
2-7011PO	ELECTRONIC TRANSMITTERS	145	3
2-7013PO	VORTEX FLOW METERS	5	3
2-7014PO	RADAR LEVEL TRANSMITTERS	4	3
2-7016PO	ORIFICE PLATES AND RESTRICTION	35	3
2-7017PO	PNEUMATIC CONTROLLERS	6	3
2-7018PO	PRESSURE & TEMPERATURE GAUGES	66	3
2-7019PO	THERMOCOUPLES & THERMOWELLS	110	3
2-7027PO	CONSERVATION VENTS	3	3
2-7029PO	Tube Bundle & Instrument Enclosures	Various	4
2-7028PO	ANNUNCIATOR	1	3
2-7033PO	FORWARD/REVERSE FLOW TUBE	4	3
2-7034PO	SIGHT FLOW GLASS	8	3
2-7036PO	TURBINE FLOW METER	1	3

Based on the above #1 priority items, external visual inspections will be used determine quantities and quality of all equipment. These quantities will then be compared to quantities developed by engineering that are believed to be available on site. Those items that are short on quantity and that do not meet acceptable standards will be requisitioned at this time.

A short home office engineering effort will assemble documentation to be utilized during the field assessment effort.  For the field assessment effort the following is recommended for the external visual inspections:

    Visually inspect for any signs of damage, missing components, corrosion. Verify against Vendor Drawings and Specifications.

  Count and record quantities and location

  Prepare Requisition to replace damaged or missing parts

  If the inspection should show equipment integrity has been questioned then complete a Corrective Action Form

    All smart instruments will be powered and connected to Hand Held Communicator to verify no internal errors

  If internal errors then complete a Corrective Action Form

  If multiple failures are discovered, non Smart instrument will be powered and mA will be verified for normal "loop".

    HMI's will be temporarily powered up to verify operability and software versions

  If the inspection should show equipment integrity has been questioned then complete a Corrective Action Form

    Complete Inspection Forms and Sign

Interfaces:

For the gas pipeline, well water system, gray water system and transmission line, Fluor is enlisting pricing from each of the engineering contractors that initially performed those scopes of work.  Assessment plan and costs will be forwarded when they become available.

EXHIBIT L

OWNER FURNISHED PROPERTY

1.                  Two (2) General Electric model 7241 combustion turbine generators coupled with two (2) hydrogen cooled GE 7FH2 generators (CTG's), plus auxiliary equipment and systems.  The combustion turbines are natural gas fuel only with a dry low NOx combustion system.  The combustion turbine and auxiliaries are packaged for outdoor installation.

2.         The Stellar Group combustion turbine inlet air chiller system.

3.         Two (2) Erie power Technology Inc (formerly Aalborg) heat recovery steam generators (HRSGs) and accessories for each combustion turbine.  Each HRSG is a duct-fired, three-pressure, reheat, natural circulation type with horizontal gas flow and vertical tubes.  Each HRSG has a selective catalytic reduction (SCR) system (excluding catalyst).

4.         Main steam system and STG by-pass steam system (for start-up, shut-down and upset conditions).

5.         One (1) General Electric steam turbine generator (STG) with accessories and auxiliary systems.  The steam turbine is a 3600 rpm, reheat, double flow, down exhaust type turbine with a hydrogen cooled GE 324 Generator.

6.         Boiler feedwater pumps.

7.                  Condensate tank and pumps.

8.                  Components of a natural gas supply system consisting of lateral piping, metering station parts, pressure regulator, natural gas treatment and heating equipment, and supply piping to the combustion turbines, duct burners, and auxiliary users.

9.                  Components of a boiler feedwater treatment system.

10.              Boiler blowdown equipment and tanks.

11.              Chemical feed equipment for boiler feedwater.

12.              Natural gas fired auxiliary boiler.

13.              Red Mountain well field water system, including the water production wells located on the Wellfield Sites listed in Part 1.1(f) of the Schedules, storage tank, pumping station with pump house, and well field gathering and pumping equipment with DCS interface.

14.              Sequencing Batch Reactor (SBR) system for treating City effluent with lift stations and pumping equipment to move gray water to the Power Plant Site.  SBR system components may vary upon design completion.  NOTE: Pursuant to the wastewater Treatment and Emergency Water Cooperative Agreement between Duke Energy Luna, LLC and the City of Deming, New Mexico dated December 12, 2003, title to this system vests in the City of Deming upon completion of construction and acceptance by the City of Deming.

15.              Generator electrical equipment including three (3) 345 KV main step-up transformers and three (3) 18 KV generator circuit breakers and associated 18 KV isolated phase bus ducts.

16.              On-site electrical interconnection equipment.

17.              Electrical equipment including two (2) unit auxiliary transformers, 4,160KV switchgear, 480 V switchgear, 4,160-480V station service transformers, 480 V MCCs and 125 V AC system.

18.              120V AC uninterruptible power supply (UPS) system.

19.              125 Volt DC power system.

20.              One (1) emergency station power diesel generator.

21.              Continuous Emission Monitoring System (CEMS) for each HRSG stack.

22.              Plant control system equipment including distributed control system (DCS) equipment.

23.               Plant/instrument air system equipment.

24.              Plant utility systems equipment including components of service water system, wastewater system, water treatment system, and fire protection system.

25.              Administration/Main Control Room Building.

26.              Warehouse/Maintenance Building

27.              Fire/Pump House

28.               Power Distribution Centers

29.              Six (6) 2001 Kawasaki Mules, Model #KAF300-C5, VIN#s JK1AFBC161B533733, JK1AFBC171B529433, JK1AFBC101B533758, JK1AFBC101B533761, JK1AFBC161B533716, JK1AFBC171B533742

30.              2002 Ford Explorer VIN #1FMDU74W22UB33380

Luna Energy Facility                                                                                                                  Exhibit L, Attachment 1
Deming, New Mexico                                                                                                                                              A1XP

 ISBL MATERIAL TO GO

Account	PO	Vendor	System	Item	Cost	Note	RAS
2000				T-support Foundation		(1)
				Concrete 1.5yd3 @ $500/yd3	$[ * ]
				4-1 ¼" Anchor Bolts	$[ * ]
2000				Structural Steel		(2)	5/1
				Heavy - 4834# @ $75cwt	$[ * ]
				Medium - 7274# @ $78 cwt	$[ * ]
				Light - 10200# @ $80 cwt	$[ * ]
4000	4016	Aquatech	Water Treatment System	RO Membranes, Ion Exchange Medias, Filter Media, All field support and training (3 days of class training) and bond.	$[ * ]	(3)	7/15
4000	4027	Heat Exchange and Transfer Inc.	Auxiliary Steam Superheater	Change order for $[ * ] was issued to purchase a replacement part. The part number is PYROK49U009. It is the replacement sensor and thermocouple head.		(4)	4/1
4000	4035	Bob J. Johnson & Associates Inc.	Potable Water System	Potable Water Skid	$[ * ]	(3)	4/15
5000				Misc. Piping Bulks	$[ * ]
6000	6002	ABB Power T&D Co., Inc.	Generator High Current Circuit Breaker	Mods for Alignment with IPB	$[ * ]	(3)	4/28
6000	6005	Powell Electric Manufacturing Company	Power Distribution Center	PDC-1A Batteries	$[ * ]	(3)	5/15
6000	6005	Powell Electric Manufacturing Company	Power Distribution Center	500KW Diesel Generator Battery	$[ * ]	(3)	5/15
6000	6010			Buckets Unit Soft Starts (9 @ $3,000)	$[ * ]	(3)	4/15
6000	6010			Fuel Gas Relay J-Box	$[ * ]	(3)	4/15
7000	7001	Puffer-Sweiven	Distributed Control System	Technical Services	$[ * ]	(3)	7/15
7000	7004	Puffer-Sweiven	Steam Conditioning Valves	Technical Services	$[ * ]	(3)	7/15

7000	7023	Cisco	Continious Emissions Monitoring System (CEMS)	Material (Umbilical Cord) & Technical Services	$[ * ]	(3)	5/1
7000	7024	Johnson March System Inc.	Sampling System	Material (Sample Panel Control Panel) & Technical Services	$[ * ]	(3)	3/15
7000	7025	VIM Technologies, Inc.	Data Acquisition Handling System	Technical Services	$[ * ]	(3)	3/15
7000	7029	Thermon Heat Tracing	Tube Bundles & Instrument Enclosures	Tube Bundles	$[ * ]	(3)

				TOTAL COST	$[ * ]

Note

(1)        The following requirements were produced after the deferment of the contract.

            Added an additional T-support foundation.

            Drawing 7092000-0-CD-1-MS.00.PL-28 Rev 2

            Labor to install foundation needs to be added to sub-contract

(2)        The following requirements were produced after the deferment of the contract.

            Structural Steel - Miscellaneous Pipe and Electrical Supports

Drawing 7092000-0-SS-2-MS.00.PL-11 Rev 1

Drawing 7092000-0-SS-2-MS.00.PL-13 Rev 1

Drawing 7092000-0-SS-2-MS.00.PL-16 Rev 1

Drawing 7092000-0-SS-2-MS.00.PL-17 Rev 1

Drawing 7092000-0-SS-2-MS.00.PL-18 Rev 1

Drawing 7092000-0-SS-2-MS.00.PL-23 Rev 1

Drawing 7092000-0-SS-2-MS.00.PL-24 Rev 1

Labor to install foundation needs to be added to sub-contract.

(3)               Value at time of cancellation.  Need to add price escalation.

(4)        Need to verify that this part is a site.

EXHIBIT M

Plant Site and Site Description

The Southwest ¼ of the Southwest ¼, the Northwest ¼ of the Southwest ¼, and the Southeast ¼ of the Southwest ¼ of Section 16, Township 23 South, Range 9 West, New Mexico Prime Meridian, Luna County, New Mexico, being more particularly described as follows:

BEGINNING at the Southwest Corner, a found 5/8" rebar, which is common with the Southwest corner of said Section 16, on the center line of Arrowhead Drive, a 60' wide roadway, THENCE N 02 䓣'21" E a distance of 1319.89 feet along the West line of the said Southwest ¼ of the Southwest ¼ to a found Culak Surv-Kap, THENCE N 02 䓤'05" E a distance of 1319.51 feet along the West line of the Northwest ¼ of the Southwest ¼ to a Culak Surv-Kap at the Northwest corner of the said Northwest ¼ of the Southwest ¼, THENCE S 88 䓢'28" E a distance of 1321.25 feet along the North line of the said Northwest ¼ of the Southwest ¼ to a found Culak Surv-Kap at the Northeast corner of the said Northwest ¼ of the Southwest ¼, THENCE S 02 䓤'30" W a distance of 1322.37 feet along the East line of the said Northwest ¼ of the Southwest ¼ to a found Culak Surv-Kap at the Southeast corner of the said Northwest ¼ of the Southwest ¼, THENCE S 88 䓝'34" E a distance of 1320.57 feet along the North line of the said Southeast ¼ of the Southwest ¼ to a found Culak Surv-Kap at the Northeast corner of the said Southeast ¼ of the Southwest ¼, THENCE S 02 䓣'23" W a distance of 1325.04 feet along the East line of the said Southeast ¼ of the Southwest ¼ to a found P/K nail in rock at the South ¼ of said Section 16 on the centerline of the said Arrowhead Drive, THENCE N 88 䓕'36" W a distance of 2641.50 feet along the South line of said Section 16 and the centerline of said Arrowhead Drive to the PLACE OF BEGINNING, containing 120.221 acres, more or less.

Description of Wellfield Sites

The real property and/or water rights described in the following deeds, permits and other instruments of record:

1.                  Warranty Deed from Steve and Lorraine Franzoy to Duke Energy Luna, LLC dated April 9, 2002, filed at Reception Number 2002-01826 in the Real Property Records of Luna County, New Mexico

2.                  General Warranty Deed from Donald R. and Lila M. Gardner to Duke Energy Luna, LLC dated February 15, 2002 filed at Reception Number 2002-00897 in the Real Property Records of Luna County, New Mexico

3.                  Special Warranty Deed from Forrest H. Hill to Duke Energy Luna, LLC dated October 17, 2001 filed in the State of New Mexico, County Luna Reception Number 2001-05183

4.                  Warranty Deed from Hurt Cattle Company, Inc. to Duke Energy Luna, LLC dated October 4, 2001 filed at Reception Number 2001-04909 in the Real Property Records of Luna County, New Mexico

5.                  General Warranty Deed from James W. and Juanita H. Lang to Duke Energy Luna, LLC dated June 6, 2002 at Reception No. 2002-02852 in the Real Property Records of Luna County, New Mexico

6.                  Warranty Deed from Bert W. Timmons to Duke Energy Luna, LLC dated January 23, 2002 filed at Reception No. 2002-00424 in the Real Property Records of Luna County, New Mexico

7.                  Special Warranty Deed from Ward T. Bell to Duke Energy Luna, LLC dated March 12, 2002 field at Reception No. 2002-01440 in the Real Property Records of Luna County, New Mexico

8.                  Warranty Deed from Owen W. and Elizabeth A. Barker to Duke Energy Luna, LLC dated October 5, 2001 filed at Reception No. 2001-04919 in the Real Property Records of Luna County, New Mexico

9.                  Special Warranty Deed from Shelby C. Phillips, III to Duke Energy Luna, LLC dated October 30, 2001 filed in State of New Mexico, County of Luna Reception Number 2001-05532

10.              Warranty Deed from Kent and Vivian Nicoll to Duke Energy Luna, LLC dated January 7, 2002 filed at Reception No. 2002-00087 in the Real Property Records of Luna County, New Mexico

11.              General Warranty Deed from J. Arza Nicoll to Duke Energy Luna, LLC dated January 18, 2002 filed in the State of New Mexico, County of Luna Reception Number 2002-00319

12.              Correction Warranty Deed from Paul I. and Brenda L. Offutt to Duke Energy Luna, LLC dated May 31, 2002 filed at Reception Number 2002-02693 in the Real Property Records of Luna County, New Mexico

13.              Special Warranty Deed from Olin J. and Ruth J. Offutt as Trustees of the Olin J. Offutt and Ruth Offutt Revocable Trust dated November 1, 1995 to Duke Energy Luna, LLC dated November 16, 2001 filed at Reception No. 2002-00284 in the Real Property Records of Luna County, New Mexico

14.              General Warranty Deed from Edmund E. and Alice Ogaz to Duke Energy Luna, LLC dated April 24, 2002 filed at Reception No. 2002-02076 in the Real Property Records of Luna County, New Mexico

15.              General Warranty Deed from Gilbert J. and Catherine C. Cramer Revocable Trust to Duke Energy Luna, LLC dated January 17, 2002 filed at Reception No. 2002-00285 in the Real Property Records of Luna County, New Mexico

16.              Special Warranty Deed from Ruben V. and Antonia P. Diaz to Duke Energy Luna, LLC dated March 1, 2002 filed at Reception No. 2002-01169 in the Real Property Records of Luna County, New Mexico

17.              General Warranty Deed from Louisa B. Valdespino to Duke Energy Luna, LLC dated January 24, 2002 filed at Reception No. 2002-00413 in the Real Property Records of Luna County, New Mexico

18.              Special Warranty Deed from Raymond and Carol L. Viramontes to Duke Energy Luna, LLC dated November 15, 2001 filed at Reception Number 2001-05740 in the Real Property Records of Luna County, New Mexico

19.              Special Warranty Deed from Bobby D. and Barbara June Waldrop and Duke Energy Luna, LLC dated May 29, 2002 filed at Reception No. 2002-02658 in the Real Property Records of Luna County, New Mexico

20.              Special Warranty Deed from Bobby D. and Barbara June Waldrop and Duke Energy, LLC dated October 29, 2001 filed in the State of New Mexico, County of Luna Reception Number 2001-05293

21.              Change of Ownership of Water Right of No.  M-1730 from Steve and Lorraine Franzoy to Duke Energy Luna, LLC filed at Reception No. 2002-06403 in the Real Property Records of Luna County, New Mexico

22.              Change of Ownership of Water Right No.  M-526-A from Forrest H. Hill to Duke Energy Luna, LLC filed at Reception No. 2002-06364 in the Real Property Records of Luna County, New Mexico

23.              Water Rights Warranty Deed from Hurt Cattle Company, Inc. to Duke Energy Luna, LLC dated July 12, 2002 filed at Reception number 2002-03584 in the Real Property Records of Luna County, New Mexico

24.              Change of Ownership of Water Right No.  M-448 et al, from Hurt Cattle Company to Duke Energy Luna, LLC filed at Reception No. 2002-06500 in the Real Property Records of Luna County, New Mexico

25.              Change of Ownership of Water Right No. M-253 from James W. and Juanita H. Land to Duke Energy Luna, LLC

26.              Change of Ownership of Water Right No. M-545 from Bert W. Timmons to Duke Energy Luna, LLC filed at Reception No. 2002-06352 in the Real Property Records of Luna County, New Mexico

27.              Change of Ownership of Water Right No.  M-480 from Ward T. Bell and Linda M. Bell to Duke Energy Luna, LLC filed at Reception No. 2002-06501 in the Real Property Records of Luna County, New Mexico

28.              Change of Ownership of Water Right No.  M-460, et al, from Owen W. Barker and Elizabeth A. Barker to Duke Energy Luna, LLC filed at Reception No. 2002-06518 in the Real Property Records of Luna County, New Mexico

29.              Change of Ownership of Water Right No.  M-1715 from Shelby C. Phillips, III to Duke Energy Luna, LLC filed at Reception No. 2002-06505 in the Real Property Records of Luna County, New Mexico

30.              Change of Ownership of Water Right No. M-456 from Shelby C. Phillips, III to Duke Energy Luna, LLC filed at Reception No. 2002-06504 in the Real Property Records of Luna County, New Mexico

31.              Change of Ownership of Water Right No. M-455 from Shelby C. Phillips, III to Duke Energy Luna, LLC filed at Reception No. 2002-06503 in the Real Property Records of Luna County, New Mexico

32.              Change of Ownership of Water Right No. M-454 from Shelby C. Phillips, III to Duke Energy Luna, LLC filed at Reception No. 2002-06502 in the Real Property Records of Luna County, New Mexico

33.              Change of Ownership of Water Right No. M-531 from Joseph K. Nicoll to Duke Energy Luna, LLC filed at Reception No. 2002-06354 in the Real Property Records of Luna County, New Mexico

34.              Change of Ownership of Water Right No. M-532 from Joseph K. Nicoll to Duke Energy Luna, LLC filed at Reception No. 2002-06353 in the Real Property Records of Luna County, New Mexico

35.              Change of Ownership of Water Right No. M-527 from J. Arza Nicoll to Duke Energy Luna, LLC filed at Reception No. 2002-06404 in the Real Property Records of Luna County, New Mexico

36.              Change of Ownership of Water Right No. M-483 from Olin J. Offutt to Duke Energy Luna, LLC filed at Reception No. 2002-06507 in the Real Property Records of Luna County, New Mexico

37.              Change of Ownership of Water Right No. M-493 from Edmund E. Ogaz to Duke Energy Luna, LLC filed at Reception No. 2002-06499 in the Real Property Records of Luna County, New Mexico

38.              Change of Ownership of Water Right No. M-526 from Gilbert T. Cramer to Duke Energy Luna, LLC filed at Reception No. 2002-06401 in the Real Property Records of Luna County, New Mexico

39.              Change of Ownership of Water Right No. M-442 et al. from Ruben V. and Antonia P. Diaz to Duke Energy Luna, LLC filed at Reception No. 2002-06399 in the Real Property Records of Luna County, New Mexico

40.              Change of Ownership of Water Rights No. M-533 (M-534) from Louisa B. Valdespino to Duke Energy Luna, LLC filed at Reception No. 2002-06355 in the Real Property Records of Luna County, New Mexico

41.              Change of Ownership of Water Right No. M1649 from Raymond and Carol L. Viramontes to Duke Energy Luna, LLC filed at Reception No. 2002-06517 in the Real Property Records of Luna County, New Mexico

42.              Change of Ownership of Water Right No. M-478 from Raymond and Carol Viramontes to Duke Energy Luna, LLC filed at Reception No. 2002-06356 in the Real Property Records of Luna County, New Mexico

43.              Change of Ownership of Water Right No. M-462-A from Bobby D. and Barbara J. Waldrop to Duke Energy Luna, LLC filed at Reception No. 2002-06506 in the Real Property Records of Luna County, New Mexico

44.              Change of Ownership of Water Right No. M-480-A from Bobby D. and Barbara J. Waldrop to Duke Energy Luna, LLC filed at Reception No. 2002-06510 in the Real Property Records of Luna County, New Mexico

45.              Letter dated September 24, 2002 from Modrall Sperling (Counsel for Duke Energy Luna, LLC) to the New Mexico State Engineer Office withdrawing Application to Change Place and Purpose of Use of Underground Water No. M-496

46.              Change of Ownership of Water Rights from Donald L. and Lila M. Garner to Duke Energy Luna, LLC filed at Reception No. 2002-06402 in the Real Property Records of Luna County, New Mexico

47.              Permit to Change Place and Purpose of Use of Well M-1730 dated September 23, 2002 issued by the State of New Mexico State Engineer Office. (Property conveyed by Franzoy)

48.              Permit to Change Place and Purpose of Use No. M-526-A dated October 17, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Hill)

49.              Permit to Change Location of Well No. M-526-S dated July 10, 2002 issued by the State of New Mexico State Engineer Office  (Property conveyed by Hill)

50.              Permit to Change Place and Purpose of use of underground waters (File Nos. M-448, M-469, M-474) dated February 20, 2001 as amended by State Engineer Order and Revised Permit (File Nos. M-166 and M-167, and M-448, M-469 and M-474) dated April 3, 2001

(a)                Permit to Change Location of Well No. M-469 dated October 15, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Hurt Cattle Co.)

(b)               Permit to Change Location of Well No. M-469-S-2 dated October 15, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Hurt Cattle Co.)

51.              Permit to Change Place and Purpose of Use No. M-253 dated May 29, 2002 issued by the State of New Mexico State Engineer Office  (Property conveyed by Lang)

52.              Permit to Change Place and Purpose of Use No. M-545 dated May 29, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Timmons)

53.              Permit to Change Place and Purpose of Use No. M-480 dated November 28, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Bell)

54.              Permit to Change Location of Well No. M-460-S-2 dated April 8, 2002 issued by the State of New Mexico State Engineer Office  (Property conveyed by Barker)

55.              Permit to Change Place and Purpose of Use No. M-1715 dated October 17, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips)

56.              Permit to Change Place and Purpose of Use No. M-456 dated October 17, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips)

(a)                Permit to Change Location of Well No. M-456 dated August 27, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips.)

57.              Permit to Change Place and Purpose of Use No. M-456-S dated May 28, 2002 issued by the State of New Mexico State Engineer Office  (Property conveyed by Phillips)

58.              Permit to Change Place and Purpose of Use No. M-456-S-2 dated May 9, 2002 issued by the State of New Mexico State Engineer Office  (Property conveyed by Phillips)

59.              Permit to Change Location of Well M-455-S-2 dated May 9, 2002 issued by the State of New Mexico State Engineer Office  (Property conveyed by Phillips)

60.              Permit to Change Place and Purpose of Use No. M-455 dated October 17, 2001 issued by the State of New Mexico State Engineer Office

61.              Permit to Change Place and Purpose of Use No. M-454 dated September 14, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Phillips)

(a)                Permit to Change Location of Well No. M-454-S dated June 12, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips)

62.              Permit to Change Place and Purpose of Use No. M-531 dated October 17, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Kent Nicoll)

63.              Permit to Change Place and Purpose of Use No. M-532 dated October 17, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Kent Nicoll)

(a)                Permit to Change Location of Well No. M-532-S dated July 16, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Kent Nicoll)

64.              Permit to Change Location of Well M-527 dated January 10, 2003 issued by the State of New Mexico State Engineer Office (Property conveyed by Nicoll)

65.              Permit to Change Location of Well  No. M-527-S-2 January 10, 2003 issued by the State of New Mexico State Engineer Office  (Property conveyed by J. Arza Nicoll)

66.              Permit to Change Place and Purpose of Use No. M-483 dated October 17, 2002 issued by the State of New Mexico State Engineer Office  (Property conveyed by Offutt)

67.              Permit to Change Place and Purpose of Use No. M-526 dated November 28, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Cramer)

(a)                Permit to Change Location of Well No. M-526-S-4 dated June 12, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Cramer)

68.              Permit to Change Place and Purpose of Use No. M-442 dated May 22, 2002 issued by the State of New Mexico State Engineer Officer  (Property conveyed by Diaz)

69.              Permit to Change Location of Well No. M-442-S-5 dated October 11, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Diaz)

70.              Permit to Change Place and Purpose of Use No. M-533 (M-534) dated April 10, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Valdespino)

(a)                Permit to Change Location of Well No. M-533 dated June 12, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Valdespino.)

71.              Permit to Change Place and Purpose of Use No. M-1649 dated September 14, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Viramontes)

72.              Permit to Change Location of Well No. M-478-S dated July 10, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Viramontes)

73.              Permit to Change Place and Purpose of Use No. M-462-A dated October 17, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Waldrop)

74.              Permit to Change Place and Purpose of Use No. M-480-A dated October 17, 2001 issued by the State of New Mexico State Engineer Office  (Property conveyed by Waldrop)

(a)                Permit to Change Location of Well No. M-480-A dated May 21, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Waldrop)

Easements, Licenses and Rights-of-Way

The easements, licenses and rights-of-way described in the following instruments:

1.                  Easement Agreement granted by Asarco Incorporated to Duke Energy Luna, LLC dated April 5, 2002 filed at Reception No. 2002-06357 in the Real Property Records of Luna County, New Mexico

2.                  Grant of Easement from the City of Deming, New Mexico to Duke Energy Luna, LLC dated December 9, 2002 filed at Reception Number 2003-03114 in the Real Property Records of Luna County, New Mexico

3.                  Easement Agreement between The Burlington Northern and Santa Fe Railway Company and Duke Energy Luna, LLC dated August 31, 2001 recorded at Reception No. 2001-04408 in the Real Property Records of Luna County, New Mexico

4.                  Letter Agreement for Longitudinal Easements between The Burlington Northern and Santa Fe Railway and Duke Energy Luna, LLC dated August 28, 2001

5.                  Grant of Right of Way No. RW-27927 from State of New Mexico Commissioner of Public Lands to Duke Energy Luna, LLC dated February 6, 2002 recorded at Reception No. 2002-06393 in the Real Property Records of Luna County, New Mexico

6.                  Option and Easement Agreement by and between Velva and Lawrence Hurt and Duke Energy Luna, LLC dated June 19, 2001 filed at Reception number 2001-05089 in the Real Property Records of Luna County, New Mexico

7.                  Amendment to Option and Easement Agreement between Velva and Lawrence Hurt and Duke Energy Luna, LLC dated December 27, 2001 recorded at Luna Reception No. 2002-01265 in the Real Property Records of Luna County, New Mexico

8.                  Easement Agreement between Shelby C. Phillips, III and Duke Energy Luna, LLC dated May 14, 2002 recorded at Reception No. 2002-06358 in the Real Property Records of Luna County, New Mexico

9.                  Easement Agreement between Shelby C. Phillips, III and Duke Energy Luna, LLC dated May 14, 2002 recorded at Reception No. 2002-06359 in the Real Property Records of Luna County, New Mexico

10.              Easement Agreement between Shelby C. Phillips, III and Duke Energy Luna, LLC dated May 14, 2002 recorded at Reception No. 2002-06360 in the Real Property Records of Luna County, New Mexico

11.              Easement Agreement between Shelby C. Phillips, III and Duke Energy Luna, LLC dated June 10, 2002 recorded at Reception No. 2002-06361 in the Real Property Records of Luna County, New Mexico

12.              Easement Agreement between Shelby C. Phillips, III and Duke Energy Luna, LLC dated June 10, 2002 recorded at Reception No. 2002-06362 in the Real Property Records of Luna County, New Mexico

13.              Option and Easement Agreement between Duane Rigg and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-05086 in the Real Property Records of Luna County, New Mexico

14.              Amendment to Option and Easement Agreement between Duane Rigg and Duke Energy Luna, LLC dated January 8, 2002 recorded at Reception No. 2002-01264 in the Real Property Records of Luna County, New Mexico

15.              Option and Easement Agreement between Wanda Suratgar and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-05085 in the Real Property Records of Luna County, New Mexico

16.              Amendment to Option and Easement Agreement between Wanda Suratgar and Duke Energy Luna, LLC dated January 29, 2002 recorded at Reception No. 2002-01263 in the Real Property Records of Luna County, New Mexico

17.              Option and Easement Agreement between Vince Turley Walker and Vernon Linus Walker, Jr. and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-05083 in the Real Property Records of Luna County, New Mexico

18.              Amendment to Option and Easement Agreement between Vince Turley Walker and Vernon Linus Walker, Jr. and Duke Energy Luna, LLC dated December 31, 2001 recorded at Reception No. 2002-01267 in the Real Property Records of Luna County, New Mexico

19.              Option and Easement Agreement between Walter Glen Nabours and Duke Energy Luna, LLC dated June 8, 2001 recorded at Reception No. 2001-02941 in the Real Property Records of Luna County, New Mexico

20.              Amendment to Option and Easement Agreement between Paolo D'Andrea and Sylvia D'Andrea and Duke Energy Luna, LLC dated February 14, 2002 recorded at Reception No. 2002-01612 in the Real Property Records of Luna County, New Mexico

21.              Option and Easement Agreement between Nabours Family Revocable Trust, Kerty Lee Nabours and Velma Arlene Nabours, Trustees and Duke Energy Luna, LLC dated June 8, 2001 recorded at Reception Number 2001-02939 in the Real Property Records of Luna County, New Mexico

22.              Option and Easement Agreement between Walter Glen Nabours and Duke Energy Luna, LLC dated June 8, 2001 recorded at Reception Number 2001-02940 in the Real Property Records of Luna County, New Mexico

23.              Amendment to Option and Easement Agreement between Walter Glen Nabours and Duke Energy Luna, LLC dated February 14, 2002 recorded at Reception Number 2002-01613 in the Real Property Records of Luna County, New Mexico

24.              Option and Easement Agreement between Ruben Javier and Diana M. Diaz and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-05724 in the Real Property Records of Luna County, New Mexico.

25.              Amendment to Option and Easement Agreement between Ruben Javier and Diana M. Diaz and Duke Energy Luna, LLC dated January 12, 2002 recorded at Reception No. 2002-01266 in the Real Property Records of Luna County, New Mexico

26.              Option and Easement Agreement between Lee Roy and Susana L. Hayes and Duke Energy Luna, LLC dated June 25, 2001 recorded at Reception No. 2001-05202 in the Real Property Records of Luna County, New Mexico

27.              Amendment to Option and Easement Agreement between Lee Roy and Susana L. Hayes and Duke Energy Luna, LLC dated February 26, 2002 recorded at Reception No. 2002‑06363 in the Real Property Records of Luna County, New Mexico

28.              Option and Easement Agreement between Lee and Margaret Baker Trust B., Lee R. Baker, Trustee and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-03203 in the Real Property Records of Luna County, New Mexico

29.              Amendment to Option and Easement Agreement between Lee and Margaret Baker Trust B., Lee R. Baker, Trustee and Duke Energy Luna, LLC dated October 13, 2001 recorded at Reception No. 2002-06519 in the Real Property Records of Luna County, New Mexico

30.              Pipe Line License granted by Southwestern Railroad, Inc. to Duke Energy Luna, LLC dated July 16, 2002

31.              Pipeline License 01-21740 between The Burlington Northern and Santa Fe Railway Company and Duke Energy Luna, LLC dated September 6, 2001 recorded at Reception No. 2002-06514 in the Real Property Records of Luna County, New Mexico

32.              Pipeline License 01-21741 between The Burlington Northern and Santa Fe Railway Company and Duke Energy Luna, LLC dated September 6, 2001 recorded at Reception No. 2002-06511 in the Real Property Records of Luna County, New Mexico

33.              Pipeline License 01-21738 between The Burlington Northern and Santa Fe Railway Company and Duke Energy Luna, LLC dated September 6, 2001 recorded at Reception No. 2002-06515 in the Real Property Records of Luna County, New Mexico

34.              Pipeline License 01-22634 between The Burlington Northern and Santa Fe Railway Company and Duke Energy Luna, LLC dated April 12, 2002

35.              Access Agreement between Rio Mimbres Corporation (Country Club) and Duke Energy Luna, LLC dated February 26, 2002

36.              Contractor's Right of Entry Agreement granted to Holloman Construction Company by Union Pacific Railroad Company December 20, 2001

37.              Pipeline Crossing Agreement between Union Pacific Railroad Company and Duke Energy Luna, LLC dated December 5, 2001

38.              Contractor's Right of Entry Agreement granted to Holloman Construction Company by Union Pacific Railroad Company December 20, 2001

39.              Pipeline Crossing Agreement between Union Pacific Railroad Company and Duke Energy Luna, LLC dated December 5, 2001

40.              Pipeline Crossing Agreement between Union Pacific Railroad Company and Duke Energy Luna, LLC dated June 24, 2002

41.              Option for Right-of-Way Agreement from Diaz Brothers Farms to Duke Energy North America, LLC, dated as of December 20, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03814, as assigned to Duke Energy Luna, LLC pursuant to that certain Assignment of Easements and Rights-of-Way (the "Master Assignment of Easements") by and between Duke Energy North America, LLC and Duke Energy Luna, LLC, dated as of July 8, 2004, recorded in the Real Property Records of Luna County, New Mexico on September 9, 2004 under Reception No. 2004-05152

42.              Option for Right-of-Way Agreement from William M. Snyder to Duke Energy North America, LLC, dated as of October 20, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03822, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

43.              Option for Right-of-Way Agreement from Walter Glenn Nabours to Duke Energy North America, LLC, dated as of October 4, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03821, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

44.              Option for Right-of-Way Agreement from Paolo D'Andrea and Sylvia D'Andrea to Duke Energy North America, LLC, dated as of November 1, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03820, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

45.              Option for Right-of-Way Agreement from Joe Allen Deckert, Ruth Ann Eaves as Executrix for the Estate of Margery Ann Darling to Duke Energy North America, LLC, dated as of October 15, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03823, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

46.              Option for Right-of-Way Agreement from The Corporation of the Presiding Bishop of the Church of Jesus Christ of the Latter Day Saints to Duke Energy North America, LLC, dated as of December 12, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03816, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

47.              Option for Right-of-Way Agreement from Emily Holtkamp McElroy and H.N. McElroy to Duke Energy North America, LLC, dated as of October 17, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03815, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

48.              Option for Right-of-Way Agreement from The Corporation of the Presiding Bishop of the Church of Jesus Christ of the Latter Day Saints to Duke Energy North America, LLC, dated as of December 12, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03817, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

49.              Option for Right-of-Way Agreement from Wamel Lands, Inc. to Duke Energy North America, LLC, dated as of November 26, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03819, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

50.              Valve and Road Easement from The Corporation of the Presiding Bishop of the Church of Jesus Christ of the Latter Day Saints to Duke Energy North America, LLC, dated as of December 12, 2001, recorded in the Real Property Records of Luna County, New Mexico on August 1, 2002 under Reception No. 2002-03818, as assigned to Duke Energy Luna, LLC pursuant to the Master Assignment of Easements

51.              Pipeline Crossing Agreement between Union Pacific Railroad Company and Duke Energy Luna, LLC dated June 24, 2002 to construct a natural gas pipe line crossing at Mile Post 1204.26 on the Lordsburg Subdivision

52.              Easement dated July 9, 2002 from The City of Deming, New Mexico to Duke Energy Luna, LLC recorded at Reception No. 2004-06142 in the Real Property Records of Luna County, New Mexico

53.              Option and Easement Agreement between Iris E. Wray, aka Iris E. Schroeder and Duke Energy Luna, LLC dated November 12, 2001 recorded at Reception No. 2001-05572 in the Real Property Records of Luna County, New Mexico

54.              Option and Easement Agreement between Iris E. Wray, aka Iris E. Schroeder and Duke Energy Luna, LLC dated November 12, 2001 recorded at Reception No. 2001-05571 in the Real Property Records of Luna County, New Mexico

55.              Option and Easement Agreement between Velva W. Hurt and Lawrence B. Hurt and Duke Energy Luna, LLC dated October 22, 2001 recorded at Reception No. 2001-05188 in the Real Property Records of Luna County, New Mexico

56.              Option and Easement Agreement between Velva W. Hurt and Lawrence B. Hurt and Duke Energy Luna, LLC dated October 22, 2001 recorded at Reception No. 2001-05187 in the Real Property Records of Luna County, New Mexico

57.              Option and Easement Agreement between Hurt Cattle Co., Inc. and Duke Energy Luna, LLC dated October 22, 2001 recorded at Reception No. 2001-05186 in the Real Property Records of Luna County, New Mexico

58.              Option and Easement Agreement between Hurt Cattle Co., Inc. and Duke Energy Luna, LLC dated October 22, 2001 recorded at Reception No. 2001-05185 in the Real Property Records of Luna County, New Mexico

59.              Option and Easement Agreement between Hurt Cattle Co., Inc. and Duke Energy Luna, LLC dated October 22, 2001 recorded at Reception No. 2001-05184 in the Real Property Records of Luna County, New Mexico

60.              Option and Easement Agreement between Olin J. Offutt and Ruth Offutt Revocable Trust and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-05090 in the Real Property Records of Luna County, New Mexico

61.              Option and Easement Agreement between Raymond A. Rackley and Mamie O. Rackley and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-05088 in the Real Property Records of Luna County, New Mexico

62.       Easement Agreement between Richard Waldrop and Roberta Waldrop and Duke Energy Luna, LLC dated June 19, 2001 recorded at Reception No. 2001-05084 in the Real Property Records of Luna County, New Mexico

EXHIBIT N

TARGET CASH FLOW BUDGET

MONTH	INCREMENTAL $	CUMULATIVE $	INCREMENTAL %	CUMULATIVE %
December 04	[ * ]	[ * ]	[ * ]	[ * ]
January 05	[ * ]	[ * ]	[ * ]	[ * ]
February 05	[ * ]	[ * ]	[ * ]	[ * ]
March 05	[ * ]	[ * ]	[ * ]	[ * ]
April 05	[ * ]	[ * ]	[ * ]	[ * ]
May 06	[ * ]	[ * ]	[ * ]	[ * ]
June 06	[ * ]	[ * ]	[ * ]	[ * ]
July 06	[ * ]	[ * ]	[ * ]	[ * ]
August 06	[ * ]	[ * ]	[ * ]	[ * ]
September 06	[ * ]	[ * ]	[ * ]	[ * ]
October 06	[ * ]	[ * ]	[ * ]	[ * ]
November 06	[ * ]	[ * ]	[ * ]	[ * ]
December 06	[ * ]	[ * ]	[ * ]	[ * ]
January 06	[ * ]	[ * ]	[ * ]	[ * ]
February 06	[ * ]	[ * ]	[ * ]	[ * ]
March 06	[ * ]	[ * ]	[ * ]	[ * ]
April 06	[ * ]	[ * ]	[ * ]	[ * ]

EXHIBIT O
FORM OF PARENT COMPANY GUARANTY

This Guaranty (the "Guaranty") is given as of this _______ day of ____________, 2005, by FLUOR CORPORATION, a Delaware corporation ("Guarantor") to PHELPS DODGE ENERGY SERVICES, LLC, a Delaware limited liability company, PNMR DEVELOPMENT AND MANAGEMENT CORPORATION, a New Mexico corporation, and TUCSON ELECTRIC POWER COMPANY, an Arizona corporation (hereinafter collectively referred to as "Owner").

            WHEREAS, Guarantor owns, directly or indirectly, all of the outstanding shares of capital stock of FLUOR ENTERPRISES, INC., a California corporation ("Contractor");

            WHEREAS, the Owner wishes to enter into a contract with the Contractor for the engineering, procurement and construction of the Luna Energy Facility (as the same may be amended, modified and supplemented from time to time in accordance with its terms, the "Agreement"); and

            WHEREAS, the Owner is willing to enter into the Agreement on the condition that the Guarantor enter into this Guaranty; and

            WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

            NOW, THEREFORE, the Guarantor, in consideration of Owner entering into the Agreement, the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agrees as follows:

            1.         Guaranty.  The Guarantor does hereby unconditionally and irrevocably guarantee, as a primary obligor and not merely as a surety, to the Owner the full and prompt payment by the Contractor of all payment obligations to be performed by the Contractor under the Agreement within the one year period following Substantial Completion, all as and when required to be performed under the Agreement, in all respects strictly in accordance with the terms, conditions and limitations contained in the Agreement (the "Obligations").  This Guaranty is an absolute, unconditional and continuing guarantee of the full and punctual payment and performance of the Obligations, and not of collection only, and is in no way conditioned upon any requirement that the Owner first attempt to enforce any of the Obligations against the Contractor, any other guarantor of the Obligations or any other person or entity or resort to any other means of obtaining performance of any of the Obligations.  In the event of a failure in performance of any of the Obligations by the Contractor, the Guarantor shall promptly perform or cause to be performed such Obligations upon receipt of written notice of such failure from the Owner.

            2.         Scope and Duration of Guaranty.  This Guaranty shall continue in full force and effect until the Contractor or the Guarantor shall have satisfactorily performed or fully discharged all of the Obligations.  Further, this Guaranty (a) shall remain in full force and effect without regard to, and shall not be affected or impaired by, any invalidity, irregularity or unenforceability in whole or in part of this Guaranty, (b) shall remain in full force and effect without regard to, and shall not be affected or impaired by, any invalidity, irregularity or unenforceability in whole or in part of the Agreement, (c) shall remain in full force and effect without regard to the insolvency or dissolution of Contractor, the failure of Owner to retain or preserve any rights against any person, the lack of prior enforcement by Owner of any rights against any person, the failure to give notice to Contractor of a breach under the Agreement, or any change in the ownership of Contractor, and (d) shall be discharged only by complete performance of the undertakings herein; provided, however, notwithstanding any provision in this Guaranty to the contrary, the Guarantor shall have the full benefit of all defenses, setoffs, counterclaims, reductions, diminution or limitations of any Obligations available to the Contractor pursuant to or arising from the Agreement or otherwise so long as such defenses, setoffs, counterclaims, reductions, diminution or limitations previously have not been resolved adversely to Contractor under the Agreement.  Guarantor's obligations and liability arising from this Guaranty shall be no greater than that of Contractor under the Agreement.

            3.         Waivers by Guarantor.  The Guarantor hereby unconditionally waives, as a condition precedent to the performance of its obligations hereunder, (a) notice of acceptance hereof, (b) notice of any action taken or omitted to be taken by the Owner in reliance hereon or any other notice that may be required by statute, rule of law, or otherwise to preserve any rights against Guarantor hereunder, (c) any requirement that the Owner be diligent or prompt in making demands hereunder or giving notice to the Guarantor of any default by the Contractor, subject to any applicable statutes of limitation, (d) any requirement that the Owner exhaust any right, power or remedy or proceed against the Contractor under the Agreement or any other agreement or instrument referred to therein, or against any other person under any other guarantee of any of the Obligations, and (e) any event, occurrence or other circumstance which might otherwise constitute a legal or equitable discharge of a surety.  Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Guarantor hereunder:

            (i)         at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

            (ii)        any of the acts mentioned in any of the provisions of the Agreement or any other agreement or instrument referred to therein shall be done or omitted; or

            (iii)       any of the Obligations shall be modified, supplemented or amended in any respect in accordance with the terms of the Agreement.

            4.         Reinstatement.  The Obligations of the Guarantor under this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Contractor in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

            5.         Subrogation.  The Guarantor hereby agrees that until the payment and satisfaction in full of all Obligations, it shall not exercise any right or remedy arising by reason of the performance of any of its obligations under this Guaranty, whether by subrogation or otherwise, against the Contractor or any other guarantor of any of the Obligations, or any security for any of the Obligations.

            6.         Representations and Warranties.  Guarantor represents and warrants that:

(i)         it is a corporation duly organized and validly existing under the laws of the State of Delaware and has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty;

(ii)        no authorization, approval, consent or order of, or registration or filing with, any court or other governmental body having jurisdiction over Guarantor is required on the part of Guarantor for the execution delivery of this Guaranty;

(iii)       this Guaranty constitutes a valid and legally binding agreement of Guarantor, except as the enforceability of this Guaranty may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity;

(iv)       this Guaranty does not contravene or constitute a default under the certificate of incorporation or by-laws of Guarantor or any judgment, injunction, order, decree or material agreement, indenture, mortgage or other instrument binding upon Guarantor or result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of Guarantor; and

(v)        there is no action, suit or proceeding pending or, to the knowledge of Guarantor, threatened against Guarantor before or by any governmental authority that questions the validity or enforceability of this Guaranty or that, if determined adversely to Guarantor, would materially and adversely affect the ability (financial or otherwise) of Guarantor to perform its obligations under this Guaranty.

            7.         Notice.  Any formal notice, demand, or request to be given hereunder by any party to another shall be in writing and shall be deemed properly made if personally delivered, delivered by courier, or sent by first-class mail, postage prepaid, or sent by facsimile to the facsimile number of the person specified below, or sent by e-mail to the e-mail address of the person specified below.

To Guarantor:               [insert]

To Owner:                    [insert]

            8.         Amendment.  No term or provision of this Guaranty shall be amended, modified, altered, waived, or supplemented except in a writing signed by Guarantor and Owner.

            9.         Assignment.  The obligations of Guarantor under this Guaranty may not be assigned or otherwise transferred without the prior written consent of Owner, except as a result of any merger or consolidation or the transfer of all or substantially all of the properties of Guarantor.  This Guaranty shall be binding upon and enforceable against Guarantor, its successors, assigns and legal representatives, including any successor by merger or consolidation or any transferee of all or substantially all of the properties of Guarantor whether or not such obligations are expressly assumed by such successor, assignee or transferee.

            10.       Severability.  If any term, provision, covenant or restriction of this Guaranty is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining terms of this Guaranty shall continue in full force and effect and shall in no way be affected, impaired or invalidated unless such an interpretation would materially alter the rights and privileges of any party or materially alter the terms of the transaction contemplated hereby.

            11.       Governing Law.  This Guaranty is to be governed by and construed in accordance with the laws of New Mexico, excluding the provisions thereof relating to conflicts of laws, and shall be binding upon and inure to the benefit of the Owner and its respective successors and assigns.

            12.       Miscellaneous.  This Guaranty embodies the entire agreement and understanding between Guarantor and Owner and supersedes all prior agreements and understands relating to the subject matter hereof.  The headings in this Guaranty are for reference only and shall affect the meaning hereof.  This Guaranty may be executed in counterparts, each of which shall be an original, but all of which together shall constitute on instrument.

            13.       Consent to Jurisdiction.  The Guarantor, in respect of itself and its properties, represents that it is subject to (and hereby irrevocably submits to) the nonexclusive jurisdiction of any United States federal or New Mexico state court sitting in Albuquerque, New Mexico in respect of any suit, action or proceeding arising out of or relating to this Guaranty, and irrevocably agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court.  The Guarantor irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

            IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty and the Owner has executed its acceptance of this Guaranty effective on                             , 2005.

                                                                                                FLUOR CORPORATION

                                                                                                By

                                                                                                Title

EXHIBIT P
Form of Monthly Progress Report

The Monthly Progress Report will follow the Table of Contents as listed below.  Attachments will be added or deleted as required throughout the life of the project.

1.0         Executive Summary

2.0         KEY ISSUES & RESOLUTION PLANS

3.0         HEALTH, SAFETY, & ENVIRONMENTAL

4.0         COMMUNITY & LABOR RELATIONS

5.0         ENGINEERING & DESIGN

6.0         QUALITY

7.0         PROCUREMENT & MATERIALS MANAGEMENT

8.0         CONTRACTS

9.0         CONSTRUCTION

10.0      COMMISSIONING

11.0      SCHEDULE ANALYSIS

12.0      COST ANALYSIS

13.0      ATTACHMENTS

EXHIBIT Q
CONTRACTOR'S KEY PERSONNEL

Contractor's following Key Personnel shall be responsible for supervising the performance of Contractor's obligations under this agreement.  Contractor's Key Personnel shall hold the project positions subject to the provisions of 2.21 of the Agreement.

Project Position	Person	Tentative Release Date
Project Director	Richard Meserole	1st Quarter 2005
Deputy Project Director	Tim Palmore	Substantial Completion
Project Engineering Manager	Marcus Weber	Engineering Completion
Site Manager	Joe Dill	Mechanical Completion
Construction Manager	Bobby Brown	Mechanical Completion
Chief Field Engineer	Dick Schofield	Mechanical Completion
Commissioning Manager	TBD	Final Completion
Mechanical Sub Site Manager	TBD	Mechanical Completion
Electrical Sub Site Manager	Barry Blalock	Mechanical Completion
Safety Manager	TBD	Substantial Completion
Quality Manager	Ivan Watson	Substantial Completion

EXHIBIT R
Target Price Summary

Client:                            Tucson Electric, Public Service of New Mexico & Phelps-Dodge
Project:                          Deming Restart
Location:                       Deming, NM   MW Net:                                                                               646
Project Description                              Deming Restart - Reimbursable                                          Date:                          15-Feb-05
Project Configuration:    (2) 7FA GTG (173 MW) X (1) STG (300M                                              Rev:                           H

Contract #	Description	Labor Hrs	Total ($US)
K0001C	Chiller Installation		[ * ]
K002	Cooling Tower (Inc in Start-up)
K003	Site Survey		[ * ]
K009	Foundations		[ * ]
K013	Field Fabricated Tanks		[ * ]
K015	HRSG / SCR / Mech BOP Installation		[ * ]
K016	Electrical / Instrumentation Installation		[ * ]
K018	Fire Detection		[ * ]
K019	Fire Protection (Inc w/ K018)
K020	Insulation / Heat Trace		[ * ]
K022	Painting		[ * ]
K023	Water Treatment - Mechanical		incl w/K015
K025	Permanent Fencing		]
K027	Buildings		[ * ]
K029	Telecommunications
K030	Security System
K032	Material Testing		[ * ]
K033	Sanitary Sewer		[ * ]
K034	Electrical Testing		[ * ]
K035	Site Finishing - Grading - Paving
K036	Acid Coating (Incl. in Painting)
K037	Dress & Fill Transformers		[ * ]
K039	Hydroblasting (Incl. in Commissioning)
	Materials to Complete		[ * ]
	Materials - HRSG Catalyst		[ * ]

CM Project Execution: Open Shop Labor Subtotal: Direct Field Costs			[ * ]
Indirect Field Costs
K007	Waste Management		[ * ]
K008	Site Security		[ * ]
K028	Temporary Personnell
K031	General Construction Services		[ * ]
91-00	Temp Construction Buildings & Facilities		[ * ]
92-00	Construction Services		[ * ]
93-00	Field Staff	[ * ]	[ * ]
94-00	Craft Payroll Burdens & Benefits		[ * ]
94-00	Craft Per Diem & Incentives
95-00	Const Equipt, Tools, Freight & Heavy Haul		[ * ]
96-00	Insurances, Permits, Sales Tax, etc.		[ * ]
97-00	Home Office Construction Services	[ * ]	[ * ]
93-00	Home Office Engineering Support Staff	[ * ]	[ * ]
	Subtotal: Indirect Field Costs	[ * ]	[ * ]
Commissioning & Startup
	Commissioning Craft Labor	[ * ]	[ * ]
	Commissioning Staff, S/C, & Mat'l Costs	[ * ]	[ * ]
	Training	[ * ]	[ * ]
	Vendor Support	[ * ]	[ * ]
	Subtotal: Commissioning	[ * ]	[ * ]
	Total Field Costs	[ * ]	[ * ]

EXHIBIT R
Target Price Summary

Client:                            Tucson Electric, Public Service of New Mexico & Phelps-Dodge
Project:                          Deming Restart
Location:                       Deming, NM   MW Net:                                                                               646
Project Description                              Deming Restart - Reimbursable                                          Date:                          15-Feb-05
Project Configuration:    (2) 7FA GTG (173 MW) X (1) STG (300M                                              Rev:                           H

Contract #	Description	Labor Hrs	Total ($US)
Home Office Costs

	Engineering Houston	[ * ]	[ * ]
	Support	[ * ]	[ * ]
	Expenses		[ * ]
	B & B, Overhead		[ * ]
	Travel Allowance		[ * ]
	Vendor Support		[ * ]

	Total Home Office Costs	[ * ]	[ * ]

	Total Field & Home Office Costs	[ * ]	[ * ]
	Escalation		[ * ]
Contingency - Event Driven
Warranty
	G & A	→	[ * ]
Other Proposal Costs
	Subtotal "Inside Fence Estimate		[ * ]
	Commissioning - Project Assessment Contingency - Project Total "Inside Fence" Estimated Cost		[ * ] [ * ] [ * ]

"Utilities to Site" Estimate

                        Fuel Gas Pipeline

                        Power Transmission Completion

                        Grey Water / Deming Waste Water Treatment Plant Upgrade Well Water

                        Potable Water

                                                            Subtotal "Outside Fence" Estimate

                        Escalation                           3%

                        Contingency

                        G & A                             1.5%

                                                            Total "Outside Fence" Estimate

[ * ] [ * ] [ * ] [ * ] [ * ] [ * ] [ * ] [ * ]

Total Target Price	$58,810,813